Securities Act File No. 333-192305
Investment Company Act File No. 811-22912

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      ☒

PRE-EFFECTIVE AMENDMENT NO.             ☐

POST-EFFECTIVE AMENDMENT NO. 2         ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      ☒

AMENDMENT NO. 6      ☒

(Check appropriate box or boxes.)

__________________________________________________________________

DREYFUS BNY MELLON FUNDS, INC.
(Exact Name of Registrant as Specified in its Charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York  10166
(Address of Principal Executive Offices)  (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 922-6000

Jeff Prusnofsky, Esq.
200 Park Avenue
New York, New York 10166
(Name and Address of Agent for Service)

Copy To:

David Stephens, Esq.
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038

It is proposed that this filing will become effective (check appropriate box)

immediately upon filing pursuant to paragraph (b)
on (DATE) pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)(1)
on (DATE) pursuant to paragraph (a)(1)
X	75 days after filing pursuant to paragraph (a)(2)
on (DATE) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The following post-effective amendment to the Registrant's Registration Statement on Form N-1A relates to the series listed below and does not affect the Registration Statement of Dreyfus Global Emerging Markets Fund:

DREYFUS ALTERNATIVE DIVERSIFIER STRATEGIES FUND
DREYFUS SELECT MANAGERS LONG/SHORT EQUITY FUND
DREYFUS TOBAM EMERGING MARKETS FUND

The information in this Prospectus is not complete and may be changed.  These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective.  The Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, dated January 24, 2014

DREYFUS ALTERNATIVE DIVERSIFIER STRATEGIES FUND
[LOGO]	_______________
Prospectus
___________, 2014

Class	Ticker
A
C
I
Y

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

[LOGO]
BNY MELLON

CONTENTS

Fund Summary
Fund Summary
Fund Details
Goal and Approach
Investment Risks
Management
Shareholder Guide
Choosing a Share Class
Buying and Selling Shares
General Policies
Distributions and Taxes
Services for Fund Investors
Financial Highlights
For More Information
See back cover.

FUND SUMMARY

Investment Objective

The fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds.  More information about these and other discounts is available from your financial professional and in the Shareholder Guide section beginning on page [__] of this prospectus and in the How to Buy Shares section and the Additional Information About How to Buy Shares section beginning on page II-1 and page III-1, respectively, of the fund’s Statement of Additional Information.

	Class A	Class C	Class I	Class Y
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	none	none	none

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none*	1.00	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class Y

Management fees**
Distribution (12b-1) fees	none	.75	none	none
Other expenses***
Shareholder services fees	.25	.25	none	none
Substitute dividend and interest expenses on securities sold short
Remainder of other expenses
Acquired fund fees and expenses+
Total annual fund operating expenses
Fee waiver and/or expense reimbursement++
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)
____________
*  Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

**   The fund has agreed to pay a management fee at the annual rate of ____% of the value of the fund’s average daily net assets, other than assets allocated to investments in other investment companies (underlying funds), and ____% of the value of the fund’s average daily net assets allocated to investments in underlying funds.  The management fee reflected above is based on the estimated amount of fund assets allocated to direct investments and investments in underlying funds during the current fiscal year.

***  Other expenses are based on estimated amounts for the current fiscal year.

+Acquired fund fees and expenses are incurred indirectly by the fund as a result of its investment in underlying funds and are based on estimated amounts for the current fiscal year.

++   The Dreyfus Corporation has contractually agreed, until March 1, 2015, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, substitute dividend and interest expenses on securities sold short, acquired fund fees and expenses incurred by underlying funds, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed ____%.  On or after March 1, 2015, The Dreyfus Corporation may terminate this expense limitation at any time.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same.  The one-year example and the first year of the three-years example are based on net operating expenses, which reflect the expense waiver/reimbursement by The Dreyfus Corporation.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A

Class C

Class I

Class Y

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
Class A

Class C

Class I

Class Y

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

Principal Investment Strategy

To pursue its goal, the fund normally allocates its assets across non-traditional or “alternative” asset classes and investment strategies.  The fund is designed to complement and diversify traditional stock and bond portfolios.  The fund normally allocates its assets among other investment companies (the underlying funds) and/or subadvisers that employ alternative investment strategies.  Underlying funds may include other funds in the Dreyfus Family of Funds and unaffiliated open-end funds, closed-end funds and exchange-traded funds (ETFs), and subadvisers may be affiliated or unaffiliated with The Dreyfus Corporation, the fund’s investment adviser.

The fund seeks to achieve its investment objective—long-term capital appreciation—with reduced volatility over time by allocating its assets among asset classes and investment strategies that historically have had a low correlation to each other and to traditional equity and fixed-income asset classes.  The fund uses a “fund of funds” approach by investing in underlying funds.  The fund also uses a “manager of managers” approach by selecting one or more experienced investment managers to serve as subadvisers to the fund.  The fund currently intends to allocate its assets among underlying funds and/or subadvisers that employ the following alternative investment strategies:

Long/short equity strategies generally maintain long and short positions primarily in equity securities and equity derivatives, including futures, options, swaps and contracts for difference.  Long/short equity strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, holding period and market capitalizations.  Long/short equity strategies generally seek lower volatility than, and low to moderate correlation to, major equity market indices and typically will have significant short positions.  Although the fund intends to maintain an overall long position in the fund’s assets allocated to long/short equity strategies, in certain circumstances, the short positions in that portion of its assets may approach or reach the size of the fund’s overall long positions in that portion of its assets.  The fund currently intends to allocate up to 45% of its assets to long/short equity strategies.

Absolute return hedge strategies focus on absolute performance objectives in a wide range of market conditions as compared to measuring performance on a relative basis.  Absolute return hedge strategies seek to generate returns with low correlation to traditional performance benchmarks and seek to achieve positive returns even in declining market conditions.  The fund currently intends to allocate up to 20% of its assets to absolute return hedge strategies.

Real estate-related strategies focus on investing in securities related to the real estate industry (including publicly-traded real estate investment trust securities (REITs) and real estate operating companies) and may be diversified across multiple sectors.  Companies engaged in the real estate industry include those involved in the development, ownership, construction, management or sale of real estate.  REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests.  The fund currently intends to allocate up to 10% of its assets to real estate-related strategies.

Commodities strategies seek to gain exposure to commodities markets generally by investing in commodity-linked derivative instruments and commodity-linked equity and fixed-income securities.  Commodities are assets that have tangible properties, such as oil, precious metals, chemicals, and agricultural products.  A commodity-linked derivative is a derivative instrument whose value is linked generally to the movement of a commodity or commodity index.  This strategy may include investments in commodity-linked notes (sometimes referred to as structured notes), futures, forward, option and swap contracts, as well as equity and fixed-income securities of companies that, among other things, produce, process, convert, transport and service commodities.  The fund currently intends to allocate up to 5% of its assets to commodities strategies.

Global macro strategies focus on macroeconomic variables and the impact these have on equity, fixed-income, hard currency and commodity markets.  A global macro strategy seeks to profit from directional changes in currencies, stock and bond markets, commodity prices and market volatility.  This strategy may include investments in equity or fixed-income securities, currencies or commodity instruments and employ a variety of investment techniques, including futures, forward, option and swap contracts.  The fund currently intends to allocate up to 20% of its assets to global macro strategies.

Managed futures strategies seek to generate positive total returns in rising or falling markets that are not directly correlated to broad market equity or fixed-income returns.  Managed futures strategies include investments in a wide variety of futures contracts and futures-related instruments across different asset classes, including commodities, currencies, fixed-income and equities.  Managed futures strategies typically take long and short positions in these instruments.  The fund currently intends to allocate up to 20% of its assets to managed futures strategies.

The descriptions of the investment strategies above are subjective, are not complete descriptions of any investment strategy and may differ from classifications made by other investment advisers that implement similar investment strategies.

___________ determines the fund’s use of alternative investment strategies and sets the investment ranges using fundamental and quantitative analysis, and its economic and financial markets outlook.  Underlying funds are selected based on their investment objectives and management policies, asset classes and portfolio holdings, risk/reward profiles, historical performance, and other factors, including the correlation and covariance among the underlying funds.  ___________ has the discretion to change the fund’s investment strategies, including whether to implement an alternative investment strategy employed by an underlying fund or subadviser, and the investment ranges when __________ deems it appropriate without prior notice to shareholders.

The fund may hire, terminate or replace subadvisers and modify material terms and conditions of subadvisory arrangements without shareholder approval.  A subadviser will have complete discretion to invest its allocated portion of the fund’s assets as it deems appropriate, based on its particular investment process, philosophy, style and strategy.

The composition of the fund’s investment portfolio will vary over time, based on its use of alternative investment strategies and its exposure to the asset classes, including commodities, real estate-related assets, foreign currencies, global equity and fixed-income securities, and cash and cash equivalents, in which the underlying funds and/or subadvisers invest.  The fund, directly or through underlying funds, may invest in the securities of U.S. and foreign issuers, including securities of issuers in emerging market countries and securities denominated in a currency other than the U.S. dollar, securities of any market capitalization, commodities and real estate-related securities (including REITs).

The fund and certain underlying funds may engage in short-selling.  A short sale involves the sale of a security that the fund or underlying fund does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price.  The potential loss in a short position is limited only by the maximum attainable price of the security less the price at which the security was sold.

The fund and certain underlying funds may use derivative instruments, such as options, futures and options on futures (including those relating to securities, foreign currencies and indices), contracts for difference, forward contracts, swaps (including total return swaps) and other derivative instruments (including commodity-linked instruments, such as structured notes), as a substitute for investing directly in an underlying asset, as an alternative to selling a security short, to increase returns, to manage foreign currency risk, as part of a hedging strategy, or for other purposes related to the management of the fund or underlying fund.

Principal Risks

An investment in the fund is not a bank deposit.  It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.  It is not a complete investment program.  The fund’s share price fluctuates, sometimes dramatically, which means you could lose money.

An investment in the fund is subject to the following principal risks:

●
Allocation risk.  There can be no assurance that the allocation of the fund’s assets among investment strategies, underlying funds and subadvisers will be effective in achieving the fund’s investment goal.

●
Correlation risk.  Although the fund seeks to deliver returns that are not typically representative of the broad market by allocating its assets among non-traditional or alternative asset classes and investment strategies, there can be no guarantee that the performance of the fund or the underlying funds will have a low correlation to that of traditional asset classes under all market conditions.

●
Non-traditional or alternative asset classes and investment strategies risk.  The fund, both directly and through the underlying funds, may invest in asset classes and employ investment strategies that involve greater risks than the asset class investments and strategies used by typical mutual funds, including increased use of short sales, leverage, derivative transactions and hedging strategies.  Accordingly, investors should consider purchasing shares of the fund only as part of an overall diversified portfolio.

●
Manager of managers risk.  A subadviser makes investment decisions independently and it is possible that the investment styles of the subadvisers may not complement one another.  As a result, the fund’s exposure to a given security, industry, sector, market capitalization, geographic area or investment style could unintentionally be greater or smaller than it would have been if the fund had a single adviser.  In addition, if one subadviser buys a security during a time frame when another subadviser sells it or holds a short position in the security, the fund will incur transaction costs and the fund’s net position in the security may be approximately the same as it would have been with a single adviser and no such portfolio transactions.

●
Conflicts of interest.  The Dreyfus Corporation or its affiliates may serve as investment adviser to one or more of the underlying funds, each of which pays advisory fees at different rates to The Dreyfus Corporation or its affiliates.  The interests of the fund on the one hand, and those of an underlying fund on the other, will not always be the same.  Moreover, a subadviser may have potential conflicts of interest which could interfere with its management of the fund’s assets allocated to it.  In addition, the activities in which a subadviser and its affiliates may be involved may limit or preclude the flexibility that the fund may otherwise have to participate in certain investments.  These situations are considered by the fund’s board when it reviews the asset allocations for the fund.

●
ETF and other investment company risk.  The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies and ETFs invest.  When the fund or an underlying fund invests in another investment company or ETF, shareholders of the fund will bear indirectly their proportionate share of the expenses of the other investment company or ETF (including management fees) in addition to the expenses of the fund.  ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index.  The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions.  The fund or underlying fund will incur brokerage costs when purchasing and selling shares of ETFs.

The fund invests in shares of the underlying funds and thus the fund is subject to the same investment risks as the underlying funds in which it invests.  Risks associated with an investment in the fund as a result of its direct investments and its investment in underlying funds, as applicable, are described below.  References to the fund below include the underlying funds.

●
Derivatives risk.  A small investment in derivatives could have a potentially large impact on the fund’s performance.  The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value.  Certain types of derivatives, including contracts for difference, swaps, forward contracts, structured notes and other over-the-counter transactions, involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk and pricing risk.

●
Short sale risk.  The fund may make short sales, which involves selling a security it does not own in anticipation that the security’s price will decline.  Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund.  Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock.  In theory, stocks sold short have unlimited risk.

●
Risks of stock investing.  Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods.  There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices.  The market value of a stock may decline due to general weakness in the stock market or because of factors that affect the company or its particular industry.

●
Interest rate risk.  Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund’s share price.  The longer the effective maturity and duration of the fund’s fixed-income portfolio, the more the fund’s share price is likely to react to interest rates.

●
Credit risk.  Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond’s price to fall, potentially lowering the fund’s share price.  The lower a bond’s credit rating, the greater the chance – in the rating agency’s opinion – that the bond issuer will default or fail to meet its payment obligations.

●
Foreign investment risk.  To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers.  Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.  Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.

●
Emerging market risk.  The securities of issuers located in emerging markets tend to be more volatile and less liquid than the securities of issuers located in more mature economies, and emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.  The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price.

●
Foreign government obligations and securities of supranational entities risk.  Investing in foreign government obligations and the sovereign debt of emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located.  A governmental obligor may default on its obligations.  These risks are heightened with respect to emerging market countries.

●
Foreign currency risk.  Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged.  Currency exchange rates may fluctuate significantly over short periods of time.  Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

●
Commodity sector risk.  Exposure to the commodities markets may subject the fund to greater volatility than investments in traditional securities.  The values of commodities and commodity-linked investments are affected by events that might have less impact on the values of stocks and bonds.  Investments linked to the prices of commodities are considered speculative.

●
Financial services sector risk.  To the extent the fund invests in securities and other obligations of issuers in the financial services sector, the fund will be vulnerable to events affecting companies in the financial services industry.  In addition, financial services companies are often more highly leveraged than other companies, making them inherently riskier.

●
Real estate sector risk.  The securities of issuers that are principally engaged in the real estate sector may be subject to risks similar to those associated with the direct ownership of real estate.  These include declines in real estate values, defaults by mortgagors or other borrowers and tenants, increases in property taxes and operating expenses, overbuilding, fluctuations in rental income, changes in interest rates, possible lack of availability of mortgage funds or financing, extended vacancies of properties, changes in tax and regulatory requirements (including zoning laws and environmental restrictions), losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, and casualty or condemnation losses.

●
REIT risk.  Investments in REITs expose the fund to risks similar to investing directly in real estate.  The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill.  They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the Investment Company Act of 1940, as amended.

●
Leverage risk.  The use of leverage, such as lending portfolio securities, entering into contracts for difference, swaps, futures contracts or forward currency contracts and engaging in forward commitment transactions, may magnify the fund’s gains or losses.  Short sales involve borrowing securities and then selling them; thus, the fund’s short sales positions effectively leverage the fund’s assets.

●
Liquidity risk.  When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value.  In such a market, the value of such securities and the fund’s share price may fall dramatically.  Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities. Liquidity risk also exists when a particular derivative instrument is difficult to purchase or sell.  If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately-negotiated derivatives, including contracts for difference and swap agreements), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

●	High portfolio turnover risk. The fund may engage in active and frequent trading, which could produce higher transactions costs and taxable distributions, and lower the fund’s after-tax performance.

●
Non-diversification risk.  The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers.  Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

As a new fund, past performance information is not available for the fund as of the date of this prospectus.  Annual performance returns provide some indication of the risks of investing in the fund by showing changes in performance from year to year.  Comparison of fund performance to an appropriate index indicates how the fund’s average annual returns compare with those of a broad measure of market performance.  The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.  Within a reasonable period of time after the fund commences operations, performance information will be available at www.dreyfus.com.

Portfolio Management

The fund’s investment adviser is The Dreyfus Corporation.  [Primary Portfolio Managers To Be Provided]  The Dreyfus Corporation has engaged its affiliate, [________] (____), to serve as a subadviser and portfolio allocation manager responsible for evaluating and recommending underlying funds and subadvisers for the fund.  [________ and ________], each of ____, have been primarily responsible for the evaluation and recommendation of the underlying funds and the subadvisers since the fund’s inception.  [BIOs to Come]

Purchase and Sale of Fund Shares

In general, for each share class, other than Class Y, the fund’s minimum initial investment is $1,000 and the minimum subsequent investment is $100.  For Class Y shares, the minimum initial investment generally is $1,000,000, with no minimum subsequent investment.  You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com.  If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan, you may mail your request to sell shares to Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082.  If you invested directly through the fund, you may mail your request to sell shares to Dreyfus Shareholder Services, P.O. Box 9879, Providence, Rhode Island 02940-8079.  If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions.

Tax Information

The fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

FUND DETAILS

Goal and Approach

The fund seeks long-term capital appreciation.  The fund’s objective may be changed by the fund’s board upon 60 days’ prior notice to shareholders.  To pursue its goal, the fund normally allocates its assets across non-traditional or “alternative” asset classes and investment strategies.  The fund is designed to complement and diversify traditional stock and bond portfolios.  The fund normally allocates its assets among other investment companies (the underlying funds) and/or subadvisers that employ alternative investment strategies.  Underlying funds may include other funds in the Dreyfus Family of Funds and unaffiliated open-end funds, closed-end funds and exchange-traded funds (ETFs), and subadvisers may be affiliated or unaffiliated with The Dreyfus Corporation (Dreyfus), the fund’s investment adviser.

The fund seeks to achieve its investment objective—long-term capital appreciation—with reduced volatility over time by allocating its assets among asset classes and investment strategies that historically have had a low correlation to each other and to traditional equity and fixed-income asset classes.  The fund uses a “fund of funds” approach by investing in underlying funds.  The fund also uses a “manager of managers” approach by selecting one or more experienced investment managers to serve as subadvisers to the fund.  The fund currently intends to allocate its assets among underlying funds and/or subadvisers that employ the following alternative investment strategies:

Long/short equity strategies generally maintain long and short positions primarily in equity securities and equity derivatives, including futures, options, swaps and contracts for difference.  Long/short equity strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, holding period and market capitalizations.  Long/short equity strategies generally seek lower volatility than, and low to moderate correlation to, major equity market indices and typically will have significant short positions.  Although the fund intends to maintain an overall long position in the fund’s assets allocated to long/short equity strategies, in certain circumstances, the short positions in that portion of its assets may approach or reach the size of the fund’s overall long positions in that portion of its assets.

Absolute return hedge strategies focus on absolute performance objectives in a wide range of market conditions as compared to measuring performance on a relative basis.  Absolute return hedge strategies seek to generate returns with low correlation to traditional performance benchmarks and seek to achieve positive returns even in declining market conditions.

Real estate-related strategies focus on investing in securities related to the real estate industry (including publicly-traded real estate investment trust securities (REITs) and real estate operating companies) and may be diversified across multiple sectors.  Companies engaged in the real estate industry include those involved in the development, ownership, construction, management or sale of real estate.  REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests.

Commodities strategies seek to gain exposure to commodities markets generally by investing in commodity-linked derivative instruments and commodity-linked equity and fixed-income securities.  Commodities are assets that have tangible properties, such as oil, precious metals, chemicals, and agricultural products.  A commodity-linked derivative is a derivative instrument whose value is linked generally to the movement of a commodity or commodity index.  This strategy may include investments in commodity-linked notes (sometimes referred to as structured notes), futures, forward, option and swap contracts, as well as equity and fixed-income securities of companies that, among other things, produce, process, convert, transport and service commodities.

Global macro strategies focus on macroeconomic variables and the impact these have on equity, fixed-income, hard currency and commodity markets.  A global macro strategy seeks to profit from directional changes in currencies, stock and bond markets, commodity prices and market volatility.  This strategy may include investments in equity or fixed-income securities, currencies or commodity instruments and employ a variety of investment techniques, including futures, forward, option and swap contracts.

Managed futures strategies seek to generate positive total returns in rising or falling markets that are not directly correlated to broad market equity or fixed-income returns.  Managed futures strategies include investments in a wide variety of futures contracts and futures-related instruments across different asset classes, including commodities, currencies, fixed-income and equities.  Managed futures strategies typically take long and short positions in these instruments.

The descriptions of the investment strategies above are subjective, are not complete descriptions of any investment strategy and may differ from classifications made by other investment advisers that implement similar investment strategies.

_______ determines the fund’s use of alternative investment strategies and sets the investment ranges using fundamental and quantitative analysis, and its economic and financial markets outlook.  Underlying funds are selected based on their investment objectives and management policies, asset classes and portfolio holdings, risk/reward profiles, historical performance, and other factors, including the correlation and covariance among the underlying funds.  The fund may change the underlying funds – whether affiliated or unaffiliated – from time to time without notice to fund shareholders.  The strategies and the initial investment ranges (expressed as a percentage of the fund’s investable assets) for allocating the fund’s assets among those strategies, and the underlying funds in which the fund may invest, as of the date of this prospectus were as follows:

Strategy Underlying Fund	Range
Long/Short Equity Strategies Dreyfus Select Managers Long/Short Equity Fund Dreyfus Research Long/Short Equity Fund	0% to 45%

Absolute Return Hedge Strategies Dreyfus Global Real Return Fund Unaffiliated Underlying Funds	0% to 20%

Real Estate-Related Strategies Dreyfus Global Real Estate Securities Fund	0% to 10%

Commodities Strategies Unaffiliated Underlying Funds	0% to 5%

Global Macro Strategies (Dreyfus) Dynamic Total Return Fund	0% to 20%

Managed Futures Strategies Unaffiliated Underlying Funds	0% to 20%

_______ also has the discretion to change the fund’s investment strategies, including whether to implement an alternative investment strategy employed by an underlying fund or subadviser, and the investment ranges when ______ deems it appropriate without prior notice to shareholders.  If appreciation or depreciation in the value of selected securities or an underlying fund’s shares causes the percentage of the fund’s assets invested in an investment strategy to fall outside the applicable investment range, the fund may, but is not required to, reallocate its assets.  To the extent an underlying fund offers multiple classes of shares, the fund generally will purchase shares of the class without a sales load or distribution and/or service fee.

The fund may hire, terminate or replace subadvisers and modify material terms and conditions of subadvisory arrangements without shareholder approval.  A subadviser will have complete discretion to invest its allocated portion of the fund’s assets as it deems appropriate, based on its particular investment process, philosophy, style and strategy.

The composition of the fund’s investment portfolio will vary over time, based on its use of alternative investment strategies and its exposure to the asset classes, including commodities, real estate-related assets, foreign currencies, global equity and fixed-income securities, and cash and cash equivalents, in which the underlying funds and/or subadvisers invest.  The fund, directly or through underlying funds, may invest in the securities of U.S. and foreign issuers, including securities of issuers in emerging market countries and securities denominated in a currency other than the U.S. dollar, securities of any market capitalization, commodities and real estate-related securities (including REITs).  The fund may purchase securities offered in initial public offerings (IPOs) or shortly thereafter.

The fund and certain underlying funds may engage in short-selling.  A short sale involves the sale of a security that the fund or underlying fund does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price.  To make delivery to the buyer, the fund or underlying fund must borrow the security, and it is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the fund or underlying fund.  Until the security is replaced, the fund or underlying fund is required to pay the lender any dividends or interest accrued during the period of the loan.  To borrow the security, the fund or underlying fund also may have to pay a fee to the lender, which would increase the cost of the security it sold short.  The fund or underlying fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the fund or underlying fund replaces the borrowed security.  The fund or underlying fund will realize a gain if the security declines in price between those two dates.  The potential loss in a short position is limited only by the maximum attainable price of the security less the price at which the security was sold.  The amount of any gain will be decreased and the amount of any loss will be increased by any interest, premium and transaction charges or other costs the fund or underlying fund may be required to pay in connection with the short sale.  When the fund or underlying fund makes a short sale, it must leave the proceeds thereof with the broker and deposit with, or pledge to, the broker an amount of cash or liquid securities sufficient under current margin regulations to collateralize its obligation to replace the borrowed securities that have been sold.  The fund and certain underlying funds also may engage in short-selling for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.  In addition, the fund and certain underlying funds may invest in “short ETFs” and may take a short position in an asset class by selling short shares of an ETF that invests in the subject asset class.

The fund and certain underlying funds may use derivative instruments, such as options, futures and options on futures (including those relating to securities, foreign currencies and indices), contracts for difference, forward contracts, swaps (including total return swaps) and other derivative instruments (including commodity-linked instruments), as a substitute for investing directly in an underlying asset, as an alternative to selling a security short, to increase returns, to manage foreign currency risk, as part of a hedging strategy, or for other purposes related to the management of the fund or underlying fund.  A derivatives contract will obligate or entitle the fund or underlying fund to deliver or receive an asset or cash payment based on the change in value of one or more underlying investments, indices or currencies.  When the fund or underlying fund enters into derivatives transactions, it may be required to segregate assets or enter into offsetting positions, in accordance with applicable regulations.  If such segregated assets represent a large portion of the fund’s portfolio, portfolio management may be affected as covered positions (including those related to the fund’s short sales, if any) may have to be reduced if it becomes necessary for the fund to reduce the amount of segregated assets in order to meet redemptions or other obligations.  Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets.  Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market.  Contracts for difference generally are used to obtain long or short exposure to securities or a securities index without owning or taking physical custody of such securities.  A contract for difference generally involves a party receiving or paying a return equal to the change in value of an individual security, a basket of securities or securities index in exchange for paying or receiving interest payments based on the contract’s notional amount and a variable interest rate.  The fund and certain underlying funds also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two contracts.  The fund and certain underlying funds also may make forward commitments in which the fund or underlying fund agrees to buy or sell a security in the future at an agreed upon price.  The fund and certain underlying funds also may gain exposure to commodities markets by investing in commodity-linked or index-linked notes, which are derivative debt instruments whose principal and/or coupon payments are linked to commodities or commodity indices, in swap agreements, and/or in other commodity-linked instruments.  These notes are sometimes referred to as “structured notes”‘ because the terms of these notes may be structured by the issuer and the purchaser of the note.

The fund is non-diversified.

Dreyfus has engaged its affiliate, [_________] (____), to serve as a subadviser and portfolio allocation manager responsible for evaluating and recommending underlying funds and subadvisers for the fund.  [______] seeks underlying funds and subadvisers for the fund that employ complementary alternative investment strategies consistent with the fund’s investment goal, and recommends the portion of the fund’s assets to be managed by a subadviser.  [_____] monitors and evaluates the performance of the underlying funds and the subadvisers for the fund and will advise and recommend to Dreyfus and the fund’s board any changes to the underlying funds or the fund’s subadvisers.  [____] has the discretion to change the allocations to the underlying funds and the subadvisers when it deems it appropriate.  Dreyfus has ultimate responsibility (subject to oversight by the board) to supervise the subadvisers and recommend the hiring, termination, and replacement of the subadvisers to the board.

A subadviser will have complete discretion to invest its allocated portion of the fund’s assets as it deems appropriate, based on its particular investment process, philosophy, style and strategy.  While a subadviser is subject to the oversight of Dreyfus and [______], neither Dreyfus nor [____] attempts to coordinate or manage the day-to-day investments made by any subadviser.  From time to time, the subadvisers may invest a significant portion of the fund’s assets allocated to them in the securities of companies in the same sector, market capitalization and/or geographic categories.  [Initially, only [_______] will serve as subadviser to the fund.]

Description of Investment Strategies—Underlying Funds

The following describes the underlying funds in which the fund currently intends to allocate its assets in the indicated investment strategy.

Long/Short Equity Strategies

The underlying funds in which the portion of the fund’s assets allocated to long/short equity strategies may be invested currently include Dreyfus Select Managers Long/Short Equity Fund and Dreyfus Research Long/Short Equity Fund.

Dreyfus Select Managers Long/Short Equity Fund seeks to provide long-term capital appreciation with lower volatility than, and moderate correlation to, major equity market indices.  This underlying fund uses a “manager of managers” approach by selecting one or more experienced equity managers to serve as subadvisers to manage the fund’s assets.  This underlying fund allocates its assets among subadvisers that use long/short equity investment strategies that are not expected to have returns that are highly correlated to each other or major equity market indices.  This underlying fund invests in equity securities of U.S. and foreign issuers, including securities of issuers in emerging market countries and securities denominated in a currency other than the U.S. dollar, and expects to maintain significant short positions in equity securities and equity-related instruments.

Dreyfus Research Long/Short Equity Fund is designed to provide exposure to various global equity sectors using long/short investment strategies in seeking to produce excess returns with low correlations with (i.e., not tied to the direction of) major equity markets over a complete market cycle, typically a period of several years.  This underlying fund also seeks to have less volatility than such markets over a complete market cycle.  This underlying fund seeks to produce value added excess returns (“alpha”) by allocating its assets among various global equity sectors, each managed by a separate portfolio management team of global research analysts using a long/short strategy.  These analysts utilize a fundamental, bottom-up research process to identify prospective investments.  This underlying fund expects to maintain significant short positions in equity securities and equity-related instruments.  The Boston Company Asset Management, LLC, an affiliate of Dreyfus, serves as this underlying fund’s subadviser.

Absolute Return Hedge Strategies

The underlying funds in which the portion of the fund’s assets allocated to absolute return hedge strategies may be invested currently include Dreyfus Global Real Return Fund and two unaffiliated underlying funds.

Dreyfus Global Real Return Fund uses an actively-managed multi-asset strategy to produce absolute or real returns with less volatility than major equity markets over a complete market cycle, typically a period of five years.  This underlying fund is not managed to a benchmark index; instead, it seeks to provide returns that are largely independent of market moves.  This underlying fund allocates its investments among global equities, bonds and cash, and, generally to a lesser extent, other asset classes, including real estate, commodities, currencies and other alternative or non-traditional asset classes and strategies.  This underlying fund obtains investment exposure to these asset classes by investing in securities and through derivative instruments.  Newton Capital Management Limited, an affiliate of Dreyfus, serves as this underlying fund’s subadviser.

One of the unaffiliated underlying funds pursues an absolute return strategy that seeks to provide capital appreciation consistent with the risk-return characteristics of a diversified portfolio of hedge funds.  The secondary goal of this underlying fund is to achieve these returns with less volatility than major equity indices.  This underlying fund seeks to achieve long and short exposure to global equity, bond, currency and commodity markets through a wide range of derivative instruments and direct investments.  This underlying fund may make extensive use of derivative instruments, in particular futures and forward contracts on global equity and fixed-income securities, securities indices (including both broad- and narrow-based securities indices), currencies, commodities and other instruments.  This underlying fund also may invest a portion of its assets in a wholly-owned and controlled Cayman Islands subsidiary, which may invest without limitation in commodity-related derivatives.

Another unaffiliated underlying fund seeks long-term absolute returns by using a combination of arbitrage strategies such as merger arbitrage, convertible arbitrage and other forms of arbitrage and corporate event strategies.  In order to pursue these investment strategies, this underlying fund invests in a diversified portfolio of instruments, including equities, convertible securities, debt securities, restricted securities and/or Rule 144A securities, loans, warrants and various types of derivative instruments.  This underlying fund’s assets are tactically allocated across alternative investment strategies with desirable anticipated returns based on market conditions.  This underlying fund may use derivative instruments, including options, swaps, futures contracts and forwards, for hedging purposes, as a substitute for investing in conventional securities and for investment purposes.  Derivatives also may be used to increase this underlying fund’s economic exposure to a particular security, currency or index in a cost effective manner.  This underlying fund also will engage extensively in short sales of securities.

Real Estate-Related Strategies

The underlying fund in which the portion of the fund’s assets allocated to real estate-related strategies may be invested currently includes Dreyfus Global Real Estate Securities Fund.

Dreyfus Global Real Estate Securities Fund invests in publicly-traded equity securities of companies principally engaged in the real estate sectors.  This underlying fund normally invests in a global portfolio of equity securities of real estate companies, including REITs and real estate operating companies, with principal places of business located in, but not limited to, the developed markets of Europe, Australia, Asia and North America (including the United States).  Although this underlying fund invests primarily in developed markets, it also may invest in equity securities of companies located in emerging market countries and of companies of any market capitalization, including smaller companies.  CenterSquare Investment Management, Inc., an affiliate of Dreyfus, serves as this underlying fund’s subadviser.

Commodities Strategies

The underlying funds in which the portion of the fund’s assets allocated to commodities strategies may be invested currently include two unaffiliated underlying funds.

One of the unaffiliated underlying fund seeks to track, before fees and expenses, the performance of the UBS Bloomberg Constant Maturity Commodity Total Return Index (the CM Commodity Index), a composite benchmark index diversified across 28 commodity components selected from the energy, precious metals, industrial metals, agricultural and livestock sectors.  This underlying fund invests in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity futures contracts and options on futures contracts that provide economic exposure to the investment returns of the commodities markets, as represented by the CM Commodity Index and its constituents.  This underlying fund also may invest a portion of its assets in a wholly-owned and controlled Cayman Islands subsidiary, which may invest without limitation in commodity-related derivatives.

Another unaffiliated underlying fund seeks total return consisting of capital appreciation and current income by generally investing in a universe of allowable commodity-linked derivative instruments and fixed-income investments.  This underlying fund gains exposure to commodities markets by investing in derivative instruments, such as structured notes whose principal and/or coupon payments are linked to commodities or commodity indices, in swap agreements, and/or in other commodity-linked instruments (such as futures contracts on individual commodities or commodity indices).  This underlying fund also may invest a portion of its assets in a wholly-owned and controlled Cayman Islands subsidiary, which may invest without limitation in commodity-related derivatives.  This underlying fund invests in obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, bank obligations, commercial paper, repurchase agreements, obligations of other domestic and foreign issuers having investment grade ratings, securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States, and obligations of supranational organizations.  This underlying fund maintains an average portfolio duration of three years or less.  This underlying fund’s investments may include foreign securities denominated in foreign currencies.

Global Macro Strategies

The underlying fund in which the portion of the fund’s assets allocated to global macro strategies may be invested currently includes (Dreyfus) Dynamic Total Return Fund.

(Dreyfus) Dynamic Total Return Fund invests in instruments that provide investment exposure to global equity, bond, currency and commodity markets, and in fixed-income securities.  This underlying fund may invest in instruments that provide economic exposure to developed and, to a limited extent, emerging market issuers.  This underlying fund will seek to achieve investment exposure to global equity, bond, currency and commodity markets primarily through long and short positions in futures, options, forward contracts, swap agreements or ETFs, and normally will use economic leverage as part of its investment strategy.  Mellon Capital Management Corporation, an affiliate of Dreyfus, serves as this underlying fund’s subadviser.

Managed Futures Strategies

The underlying funds in which the portion of the fund’s assets allocated to managed futures strategies may be invested currently include two unaffiliated underlying funds.

One of the unaffiliated underlying funds seeks to generate positive absolute returns over time.  This underlying fund typically will make extensive use of a variety of derivative instruments, including futures and forward contracts, to capture the exposures suggested by its absolute return strategy while also seeking to add value through volatility management.  This underlying fund uses proprietary quantitative models to identify price trends in equity, fixed-income, currency and commodity instruments across time periods of various lengths, and may have both short and long exposures within an asset class.  This underlying fund also may invest a portion of its assets in a wholly-owned and controlled Cayman Islands subsidiary, which may invest without limitation in commodity-related derivatives.

Another unaffiliated underlying fund seeks positive absolute returns by investing primarily in a portfolio of futures contracts, futures-related instruments and equity swaps.  This underlying fund’s universe of investments currently includes more than 100 global developed and emerging market exchange-traded futures, futures-related instruments, forward contracts and equity swaps across four major asset classes (commodities, currencies, fixed-income and equities); however, this universe of investments is subject to change under varying market conditions and as these instruments evolve over time.  This underlying fund uses proprietary quantitative models to identify price trends in equity, fixed-income, currency and commodity instruments.  Once a trend is determined, this underlying fund will take either a long or short position in the given instrument.  Generally, this underlying fund invests in futures contracts and futures-related instruments including, but not limited to, global developed and emerging market equity index futures, swaps on equity index futures and equity swaps, global developed and emerging market currency forwards, commodity futures, swaps on commodity futures, global developed fixed-income futures, bond futures and swaps on bond futures.  This underlying fund also may invest a portion of its assets in a wholly-owned and controlled Cayman Islands subsidiary, which may invest without limitation in commodity-related derivatives.  There are no geographic limits on the market exposure of the underlying fund’s assets.  This underlying fund may also invest in ETFs or exchange-traded notes.

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Investment Risks

An investment in the fund is not a bank deposit.  It is not insured or guaranteed by the FDIC or any other government agency.  It is not a complete investment program.  The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

An investment in the fund is subject to the following principal risks:

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Allocation risk.  The ability of the fund to achieve its investment goal depends, in part, on the ability of [____] to allocate effectively the fund’s assets among the investment strategies, and on the ability of [____], subject to Dreyfus’ supervision and approval, to allocate effectively the fund’s assets among the underlying funds and the subadvisers.  There can be no assurance that the actual allocations will be effective in achieving the fund’s investment goal.  The underlying funds may not achieve their investment objectives.

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Correlation risk.  Although the fund seeks to deliver returns that are not typically representative of the broad market by allocating its assets among non-traditional or alternative asset classes and investment strategies, there can be no guarantee that the performance of the fund or the underlying funds will have a low correlation to that of traditional asset classes under all market conditions.

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Non-traditional or alternative asset classes and investment strategies risk.  The fund, both directly and through the underlying funds, may invest in asset classes and employ investment strategies that involve greater risks than the asset class investments and strategies used by typical mutual funds, including increased use of short sales, leverage, derivative transactions and hedging strategies.  Accordingly, investors should consider purchasing shares of the fund only as part of an overall diversified portfolio.

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Manager of managers risk.  Although [____], subject to Dreyfus’ supervision, monitors and seeks to coordinate the overall management of the fund’s assets allocated to subadvisers, each subadviser makes investment decisions independently and it is possible that the investment styles of the subadvisers may not complement one another.  As a result, the fund’s exposure to a given security, industry, sector, market capitalization, geographic area or investment style could unintentionally be greater or smaller than it would have been if the fund had a single adviser.  In addition, if one subadviser buys a security during a time frame when another subadviser sells it or holds a short position in the security, the fund will incur transaction costs and the fund’s net position in the security may be approximately the same as it would have been with a single adviser and no such portfolio transactions.

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Conflicts of interest.  [____] will have the authority to change the investment strategies, including whether to implement a strategy by investing directly in securities or through an underlying fund.  Dreyfus or its affiliates may serve as investment adviser to one or more underlying funds, each of which pays advisory fees at different rates to Dreyfus or its affiliates.  The interests of the fund on the one hand, and those of an underlying fund on the other, will not always be the same.  Therefore, conflicts may arise as Dreyfus fulfills its fiduciary duty to the fund and the underlying funds.  Moreover, a subadviser may have potential conflicts of interest which could interfere with its management of the fund’s assets allocated to it.  For example, a subadviser may manage other investment funds or have other clients that may be similar to, or overlap with, the investment objective and strategies of the fund, but which have different fee structures than those of the fund, creating potential conflicts of interest in investment decisions regarding investments that may be appropriate for the fund and the subadviser’s other clients.  In addition, the activities in which a subadviser and its affiliates may be involved may limit or preclude the flexibility that the fund may otherwise have to participate in certain investments.  These situations are considered by the fund’s board when it reviews the asset allocations for the fund.

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ETF and other investment company risk.  The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies and ETFs invest.  When the fund or an underlying fund invests in another investment company or ETF, shareholders of the fund will bear indirectly their proportionate share of the expenses of the other investment company or ETF (including management fees) in addition to the expenses of the fund.  ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index.  The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions.  Additional risks of investments in ETFs include: (i) the market price of an ETF’s shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges’ officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally.  The fund or underlying fund will incur brokerage costs when purchasing and selling shares of ETFs.

The fund invests in shares of the underlying funds and thus the fund is subject to the same investment risks as the underlying funds in which it invests.  Risks associated with an investment in the fund as a result of its direct investments and its investment in underlying funds, as applicable, are described below.  References to the fund below include the underlying funds.

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Derivatives risk.  A small investment in derivatives could have a potentially large impact on the fund’s performance.  The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments.  Derivative instruments, such as structured notes, contracts for difference, swap agreements, forward contracts and over-the-counter options, also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms.  Many of the regulatory protections afforded participants on organized exchanges for futures contracts and exchange-traded options, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter derivative transactions.  Certain types of derivatives, including structured notes, contracts for difference, swaps, forward contracts and other over-the-counter transactions, involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk and pricing risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself.  Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.  The fund may be required to segregate liquid assets, or otherwise cover its obligations, relating to the fund’s transactions in derivatives.  These requirements assume the obligation is for full payment of the value of the underlying instrument, in cash or by physical delivery, at the settlement date; thus, the fund must set aside liquid assets equal to such derivatives contract’s full notional value (generally, the total numerical value of the asset underlying a derivatives contract at the time of valuation) while the positions are open.  If the derivatives contract provides for periodic cash settlement during the term of the transaction or cash payment of the gain or loss under the transaction at the settlement date, the fund may segregate liquid assets in an amount equal to the fund’s daily marked-to-market net obligation (i.e., the fund’s daily net liability) under the contract, if any.  By setting aside assets equal to only its net obligations, the fund may employ leverage to a greater extent than if the fund were required to segregate assets equal to the full notional value of such contracts.  Future rules and regulations of the Securities and Exchange Commission may impact the fund’s operations as described in this prospectus.

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Short sale risk.  The fund may make short sales, which involves selling a security it does not own in anticipation that the security’s price will decline.  Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund.  Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock.  In theory, stocks sold short have unlimited risk.  The fund may not always be able to close out a short position at a particular time or at an acceptable price.  The fund may not always be able to borrow a security the fund seeks to sell short at a particular time or at an acceptable price.  Moreover, if the lender of a borrowed security requires the fund to return the security to it on short notice, and the fund is unable to borrow the security from another lender, the fund may have to buy the borrowed security at an unfavorable price, resulting in a loss.  Thus, there is a risk that the fund may be unable to fully implement its investment strategy due to a lack of available stocks or for some other reason.  It is possible that the market value of the securities the fund holds in long positions will decline at the same time that the market value of the securities the fund has sold short increases, thereby increasing the fund’s potential volatility.

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Risks of stock investing.  Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods.  There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices.  The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally.  A security’s market value also may decline because of factors that affect a particular industry, such as labor shortages or increased production costs and competitive conditions within an industry, or factors that affect a particular company, such as management performance, financial leverage, and reduced demand for the company’s products or services.

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Interest rate risk.  Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund’s share price.  The longer the effective maturity and duration of the fund’s fixed-income portfolio, the more the fund’s share price is likely to react to interest rates.  For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%.  Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%.  Unlike investment grade bonds, however, the prices of high yield bonds may fluctuate unpredictably and not necessarily inversely with changes in interest rates.

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Credit risk.  Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond’s price to fall, potentially lowering the fund’s share price.  The lower a bond’s credit rating, the greater the chance – in the rating agency’s opinion – that the bond issuer will default or fail to meet its payment obligations.  High yield (“junk”) bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments.  The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.  Bonds rated investment grade when purchased by the fund may subsequently be downgraded.

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Foreign investment risk.  To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers.  Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.  Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.

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Emerging market risk.  Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price.  In particular, countries with emerging markets may have relatively unstable governments, may present the risk of sudden adverse government or regulatory action and even nationalization of businesses, may have restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries.  The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates.  Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult. Transaction settlement and dividend collection procedures also may be less reliable in emerging markets than in developed markets.

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Foreign government obligations and securities of supranational entities risk.  Investing in foreign government obligations and the sovereign debt of emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Factors which may influence the ability or willingness of a foreign government or country to service debt include a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies.  Other factors include the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves.  A governmental obligor may default on its obligations.  These risks are heightened with respect to emerging market countries.

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Foreign currency risk.  Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged.  Currency exchange rates may fluctuate significantly over short periods of time.  Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

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Commodity sector risk.  Exposure to the commodities markets may subject the fund to greater volatility than investments in traditional securities.  The values of commodities and commodity-linked investments are affected by events that might have less impact on the values of stocks and bonds. Because the value of a commodity-linked derivative instrument, such as a structured note, typically are based upon the price movements of physical commodities, the value of these securities will rise or fall in response to changes in the underlying commodities or related index of investment.  Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of factors, including:  changes in supply and demand relationships, weather, agriculture, trade, fiscal, monetary and exchange control programs, disease, pestilence, acts of terrorism, embargoes, tariffs and international economic, political, military and regulatory developments.  The commodity markets are subject to temporary distortions or other disruptions due to a variety of factors, including the lack of liquidity in the markets, the participation of speculators and government regulation and intervention.  United States futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices, which may occur during a single business day.  These limits are generally referred to as “daily price fluctuation limits” and the maximum or minimum price of a contract on any given day as a result of these limits is referred to as a “limit price.”  Once the limit price has been reached in a particular contract, no trades may be made at a different price.  Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.  These circumstances could adversely affect the value of the commodity-linked investments.

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Financial services sector risk.  To the extent the fund invests in securities and other obligations of issuers in the financial services sector, the fund will be vulnerable to events affecting companies in the financial services industry.  Examples of risks affecting the financial services sector include changes in governmental regulation, issues relating to the availability and cost of capital, changes in interest rates and/or monetary policy and price competition.  In addition, financial services companies are often more highly leveraged than other companies, making them inherently riskier.

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Real estate sector risk.  The securities of issuers that are principally engaged in the real estate sector may be subject to risks similar to those associated with the direct ownership of real estate.  These include:  declines in real estate values, defaults by mortgagors or other borrowers and tenants, increases in property taxes and operating expenses, overbuilding, fluctuations in rental income, changes in interest rates, possible lack of availability of mortgage funds or financing, extended vacancies of properties, changes in tax and regulatory requirements (including zoning laws and environmental restrictions), losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, and casualty or condemnation losses.  In addition, the performance of the economy in each of the regions and countries in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values.  Moreover, certain real estate investments may be illiquid and, therefore, the ability of real estate companies to reposition their portfolios promptly in response to changes in economic or other conditions is limited.

●
REIT risk.  Investments in REITs expose the fund to risks similar to investing directly in real estate.  REITs are characterized as equity REITs, mortgage REITs and hybrid REITs, which combine the characteristics of both equity and mortgage REITs.  Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn.  Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value.  Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower.  Mortgage REITs derive their income from interest payments on such loans.  Hybrid REITs generally hold both ownership interests and mortgage interests in real estate.  The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill.  They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the Investment Company Act of 1940, as amended.

●
Leverage risk.  The use of leverage, such as lending portfolio securities, entering into contracts for difference, swaps, futures contracts or forward currency contracts and engaging in forward commitment transactions, may magnify the fund’s gains or losses.  Short sales involve borrowing securities and then selling them; thus, the fund’s short sales positions effectively leverage the fund’s assets.

●
Liquidity risk.  When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value.  In such a market, the value of such securities and the fund’s share price may fall dramatically, even during periods of declining interest rates.  Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities. Liquidity risk also exists when a particular derivative instrument is difficult to purchase or sell.  If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately-negotiated derivatives, including contracts for difference and swap agreements), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

●	High portfolio turnover risk. The fund may engage in active and frequent trading, which could produce higher transactions costs and taxable distributions, and lower the fund’s after-tax performance.

●
Non-diversification risk.  The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers.  Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

In addition to the principal risks described above, the fund, directly or through its investment in underlying funds, is subject to the following additional risks:

●
Market sector risk.  The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund’s performance to be more or less sensitive to developments affecting those companies, industries or sectors.

●
Market capitalization risk (small-, mid- and large-cap stock risk).  To the extent the fund emphasizes small-, mid-, or large-cap stocks, it will assume the associated risks.  At any given time, any of these market capitalizations may be out of favor with investors.  Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities affecting their business.  To the extent the fund invests in small- and mid-cap companies, it will be subject to additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies.  The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund’s ability to sell these securities.  These companies may have limited product lines, markets or financial resources, or may depend on a limited management group.  Some of the fund’s investments will rise and fall based on investor perception rather than economic factors.  Other investments are made in anticipation of future products, services or events whose delay or cancellation could cause the stock price to drop.

●
Growth and value stock risk.  By investing in a mix of growth and value companies, the fund assumes the risk of both.  Investors often expect growth companies to increase their earnings at a certain rate.  If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase.  In addition, growth stocks may lack the dividend yield that can cushion stock prices in market downturns.  Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock’s intrinsic worth, or the expected value was misgauged.  They also may decline in price even though in theory they are already undervalued.

●
Mortgage-related securities risk.  Mortgage-related securities are complex derivative instruments, subject to credit, prepayment and extension risk, and may be more volatile, less liquid and more difficult to price accurately than more traditional debt securities.  The fund is subject to the credit risk associated with these securities, including the market’s perception of the creditworthiness of the issuing federal agency, as well as the credit quality of the underlying assets.  Although certain mortgage-related securities are guaranteed as to the timely payment of interest and principal by a third party (such as a U.S. government agency or instrumentality with respect to government-related mortgage-backed securities) the market prices for such securities are not guaranteed and will fluctuate.  Privately-issued mortgage-related securities also are subject to credit risks associated with the performance of the underlying mortgage properties, and may be more volatile and less liquid than more traditional government-backed debt securities.  As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates.  However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid causing the fund to purchase new securities at current market rates, which usually will be lower.  The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the fund’s potential price gain in response to falling interest rates, reduce the fund’s yield or cause the fund’s share price to fall.  Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization.  When interest rates rise, the effective duration of the fund’s mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets.  This is known as extension risk and would increase the fund’s sensitivity to rising interest rates and its potential for price declines.

●
Asset-backed securities risk.  General downturns in the economy could cause the value of asset-backed securities to fall.  In addition, asset-backed securities present certain risks that are not presented by mortgage-backed securities.  Primarily, these securities may provide the fund with a less effective security interest in the related collateral than do mortgage-backed securities.  Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

●
Government securities risk.  Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.  Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer.  Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself.  A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity.  In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

●
Inflation-indexed security risk.  Interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation.  If the index measuring inflation falls, the interest payable on these securities will be reduced.  The U.S. Treasury has guaranteed that in the event of a drop in prices, it would repay the par amount of its inflation-indexed securities.  Inflation-indexed securities issued by corporations generally do not guarantee repayment of principal.  Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.  As a result, the fund may be required to make annual distributions to shareholders that exceed the cash the fund received, which may cause the fund to liquidate certain investments when it is not advantageous to do so.  Also, if the principal value of an inflation-indexed security is adjusted downward due to deflation, amounts previously distributed may be characterized in some circumstances as a return of capital.

●
Tax risk.  As a regulated investment company (RIC), the fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code of 1986, as amended.  The fund may gain exposure to currency markets primarily through entering into forward currency contracts.  Although foreign currency gains currently constitute qualifying income, the Treasury Department has the authority to issue regulations excluding from the definition of “qualifying income” a RIC’s foreign currency gains not “directly related” to its “principal business” of investing in stock or securities (or options and futures with respect thereto).  Such regulations might treat gains from some foreign currency-denominated positions as not qualifying income.  The fund may gain exposure to commodity markets through investments in commodity-linked derivative instruments, including commodity options and futures, and commodity index-linked structured notes and swap agreements.  The fund also may gain exposure indirectly to commodity markets by investing in an underlying fund with a subsidiary.  The Internal Revenue Service (IRS) has issued private letter rulings confirming that income from investment in such subsidiaries will constitute “qualifying income” for purposes of the 90% income test described above.  The tax treatment of commodity-linked notes and other commodity-linked derivatives and the investment in such subsidiaries may be adversely affected by future legislation, Treasury regulations or guidance issued by the IRS that could affect the character, timing or amount of the fund’s taxable income or any gains and distributions made by the fund.

●
Subsidiary risk.  Certain underlying funds may gain exposure indirectly to commodity markets by investing in a subsidiary of such underlying fund.  By investing in the subsidiary, the underlying fund will be indirectly exposed to the risks associated with the subsidiary’s investments in commodities.  The subsidiary is not registered under the Investment Company Act of 1940, as amended, and generally is not subject to the investor protections of said Act.  As an investor in the subsidiary, the underlying fund does not have all of the protections offered to investors by the Investment Company Act of 1940, as amended.  Changes in the laws of the United States and/or the Cayman Islands could prevent such an underlying fund or its subsidiary from operating as described in the underlying fund’s prospectus and could negatively affect such underlying fund and its shareholders.  In addition, the Cayman Islands currently does not impose any income, corporate, capital gain or withholding taxes on such subsidiaries.  If this were to change and the subsidiary was required to pay Cayman Island taxes, the investment returns of the underlying fund would be adversely affected.

●
IPO risk.  The prices of securities purchased in IPOs can be very volatile.  The effect of IPOs on the fund’s performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value.  As a fund’s asset base increases, IPOs often have a diminished effect on such fund’s performance.

●
Other potential risks.  The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of loaned securities.  If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities, or hold cash. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

__________________________________

Management

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166.  Founded in 1947, Dreyfus manages approximately $___ billion in ___ mutual fund portfolios.  The fund has agreed to pay Dreyfus a management fee at the annual rate of ____% of the value of the fund’s average daily net assets, other than assets allocated to investments in underlying funds, and ____% of the value of the fund’s average daily net assets allocated to investments in underlying funds.  A discussion regarding the basis for the board’s approving the fund’s management agreement with Dreyfus will be available in the fund’s semi-annual report for the period ending _____, 2014.  Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients manage and service their financial assets, operating in __ countries and serving more than 100 markets.  BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace.  BNY Mellon has $___ trillion in assets under custody and administration and $___ trillion in assets under management.  BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation.  BNY Mellon Investment Management is one of the world’s leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon’s affiliated investment management firms, wealth management services and global distribution companies.  Additional information is available at www.bnymellon.com.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success.  For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions.  This approach is designed to provide each fund with a distinct, stable identity.

[Primary Portfolio Managers To Be Provided]

Dreyfus has engaged its affiliate, [____], to serve as a subadviser and portfolio allocation manager responsible for evaluating and recommending underlying funds and subadvisers for the fund and recommending the portion of the fund’s assets to be managed by each subadviser.  [____] also is responsible for monitoring and evaluating the performance of the underlying funds and the subadvisers for the fund and advising and recommending to Dreyfus and the fund’s board any changes to the underlying funds or the fund’s subadvisers.  [______ and ____], each of [____], are primarily responsible for the evaluation and recommendation of the underlying funds and the subadvisers.]  [BIOs to Come.]  [____, located at ____________], is a registered investment adviser [Description to Come.]  As of [______] , 2013, [______] had approximately $[____] in assets under management.

The fund uses a “manager of managers” approach by selecting one or more subadvisers to manage the fund’s assets.  Dreyfus has obtained from the Securities and Exchange Commission (SEC) an exemptive order, upon which the fund may rely, that permits Dreyfus, subject to certain conditions and approval by the fund’s board, to enter into and materially amend sub-investment advisory agreements with one or more subadvisers who are either unaffiliated or are wholly-owned subsidiaries (as defined in the Investment Company Act of 1940, as amended) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval.  The order also relieves the fund from disclosing the sub-investment advisory fee paid by Dreyfus to an unaffiliated subadviser in documents filed with the SEC and provided to shareholders.  In addition, pursuant to the order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a subadviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus.  Dreyfus has ultimate responsibility (subject to oversight by the fund’s board) to supervise any subadviser and recommend the hiring, termination, and replacement of any subadviser to the fund’s board.  One of the conditions of the order is that the fund’s board, including a majority of the “non-interested” board members, must approve each new subadviser.  In addition, the fund is required to provide shareholders with information about each new subadviser within 90 days of the hiring of any new subadviser.

The fund’s Statement of Additional Information (SAI) provides additional portfolio manager information, including compensation, other accounts managed and ownership of fund shares.

MBSC Securities Corporation (MBSC), a wholly-owned subsidiary of Dreyfus, serves as distributor of the fund and of the other funds in the Dreyfus Family of Funds.  Any Rule 12b-1 fees and shareholder services fees, as applicable, are paid to MBSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance, respectively.  Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds or provide other services.  Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those intermediaries.  Because those payments are not made by fund shareholders or the fund, the fund’s total expense ratio will not be affected by any such payments.  These payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary.  Cash compensation also may be paid from Dreyfus’ or MBSC’s own resources to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs.  These payments sometimes are referred to as “revenue sharing.”  From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations.  In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you.  Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, Dreyfus, [____], and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund.  Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code’s preclearance and disclosure procedures.  The primary purpose of the respective codes is to ensure that personal trading by employees does not disadvantage any fund managed by Dreyfus or its affiliates.

__________________________________

SHAREHOLDER GUIDE

Choosing a Share Class

The fund is designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan.  Third parties with whom you open a fund account may impose policies, limitations and fees that are different from those described in this prospectus.  Consult a representative of your plan or financial institution for further information.

This prospectus offers Class A, C, I and Y shares of the fund.

Your financial representative may receive different compensation for selling one class of shares than for selling another class.  It is important to remember that any contingent deferred sales charge (CDSC) or Rule 12b-1 fees have the same purpose as the front-end sales charge:  to compensate the distributor for concessions and expenses it pays to dealers and financial institutions in connection with the sale of fund shares.  A CDSC is not charged on fund shares acquired through the reinvestment of fund dividends.  Because the Rule 12b-1 fee is paid out of the fund’s assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

The different classes of fund shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices.  When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge.

A complete description of these classes follows.  You should review these arrangements with your financial representative before determining which class to invest in.

Class A Shares

When you invest in Class A shares, you pay the public offering price, which is the share price, or net asset value (NAV), plus the initial sales charge that may apply to your purchase.  The amount of the initial sales charge is based on the size of your investment, as the following table shows.  We also describe below how you may reduce or eliminate the initial sales charge (see “Sales Charge Reductions and Waivers”).  Class A shares are subject to an annual shareholder services fee of .25% paid to the fund’s distributor for shareholder account service and maintenance.

Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class C shares.  Nevertheless, you are usually better off purchasing Class A shares, rather than Class C shares, and paying an up-front sales charge if you:

●	plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class C shares may eventually exceed the cost of the up-front sales charge; and

●	qualify for a reduced or waived sales charge

If you invest $1 million or more (and are not eligible to purchase Class I or Y shares), Class A shares will always be the most advantageous choice.

	Total Sales Load—Class A Shares

Amount of Transaction	As a % of Offering Price per Share	As a % of Net Asset Value per Share

Less than $50,000	5.75	6.10

$50,000 to less than $100,000	4.50	4.71

$100,000 to less than $250,000	3.50	3.63

$250,000 to less than $500,000	2.50	2.56

$500,000 to less than $1,000,000	2.00	2.04

$1,000,000 or more	-0-	-0-

No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase.

Sales Charge Reductions and Waivers

To receive a reduction or waiver of your initial sales charge, you must let your financial intermediary or the fund know at the time you purchase shares that you qualify for such a reduction or waiver.  If you do not let your financial intermediary or the fund know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled.  In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund with evidence of your qualification for the reduction or waiver, such as records regarding shares of certain Dreyfus Funds held in accounts with that financial intermediary and other financial intermediaries.  Additional information regarding reductions and waivers of sales loads is available, free of charge, at www.dreyfus.com and in the SAI.

You can reduce your initial sales charge in the following ways:

●
Rights of accumulation.  You can count toward the amount of your investment your total account value in all share classes of the fund and certain other Dreyfus Funds that are subject to a sales charge.  For example, if you have $1 million invested in shares of certain other Dreyfus Funds that are subject to a sales charge, you can invest in Class A shares of any fund without an initial sales charge.  We may terminate or change this privilege at any time on written notice.

●
Letter of intent.  You can sign a letter of intent, in which you agree to invest a certain amount (your goal) in the fund and certain other Dreyfus Funds over a 13-month period, and your initial sales charge will be based on your goal.  A 90-day back-dated period can also be used to count previous purchases toward your goal.  Your goal must be at least $50,000, and your initial investment must be at least $5,000.  The sales charge will be adjusted if you do not meet your goal.

●
Combine with family members.  You can also count toward the amount of your investment all investments in certain other Dreyfus Funds, in any class of shares that is subject to a sales charge, by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent.  Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges.  See “How to Buy Shares” in the SAI.

Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities:

●	full-time or part-time employees, and their family members, of Dreyfus or any of its affiliates

●	board members of Dreyfus and board members of the Dreyfus Family of Funds

●	full-time employees, and their family members, of financial institutions that have entered into selling agreements with the fund’s distributor

●	“wrap” accounts for the benefit of clients of financial institutions, provided they have entered into an agreement with the fund’s distributor specifying operating policies and standards

●
qualified separate accounts maintained by an insurance company; any state, county or city or instrumentality thereof; and charitable organizations investing $50,000 or more in fund shares and charitable remainder trusts, provided that such Class A shares are purchased directly through the fund’s distributor

●
investors who purchase Class A shares directly through the fund’s distributor, and either (i) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account with the distributor in a Dreyfus-managed fund since on or before February 28, 2006, or (ii) such purchase is for a self-directed investment account that may or may not be subject to a transaction fee

●
investors who participate in a self-directed investment brokerage account program offered by a financial intermediary that has entered into an agreement with the fund’s distributor.  Financial intermediaries offering self-directed investment brokerage accounts may or may not charge their customers a transaction fee

●
investors with the cash proceeds from the investor’s exercise of stock options and/or disposition of stock related to employment-based stock plans, whether invested in the fund directly or indirectly through an exchange from a Dreyfus money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the fund’s distributor specifically relating to administering employment-based stock plans.  Upon establishing the account in the fund or the Dreyfus money market fund, the investor and the investor’s spouse and minor children become eligible to purchase Class A shares of the fund at NAV, whether or not the investor uses the proceeds of the employment-based stock plan to establish the account

●
members of qualified affinity groups who purchase Class A shares directly through the fund’s distributor, provided that the qualified affinity group has entered into an affinity agreement with the distributor

●
employees participating in qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities, trade or labor unions, or state and local governments (Retirement Plans), but not including IRAs, IRA “Rollover Accounts” or IRAs set up under Simplified Employee Pension Plans (SEP-IRAs), Salary Reduction Simplified Employee Pension Plans (SARSEPs) or Savings Incentive Match Plans for Employees (SIMPLE IRAs)

●
shareholders in Dreyfus-sponsored IRA rollover accounts funded with the distribution proceeds from Retirement Plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a Retirement Plan, the rollover is processed through an entity that has entered into an agreement with the fund’s distributor specifically relating to processing rollovers.  Upon establishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A shares of the fund at NAV in such account

Class C Shares

Since you pay no initial sales charge, an investment of less than $1 million in Class C shares buys more shares than the same investment would in Class A shares.  However, Class C shares are subject to an annual Rule 12b-1 fee of .75% and an annual shareholder services fee of .25%.  Because the Rule 12b-1 fees are paid out of the fund’s assets attributable to Class C on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges, such as the initial sales charge on Class A shares.  Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

Because Class A shares will always be a more favorable investment than Class C shares for investments of $1 million or more, the fund will generally not accept a purchase order for Class C shares in the amount of $1 million or more.  While the fund will take reasonable steps to prevent investments of $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class I Shares

Since you pay no initial sales charge, an investment of less than $1 million in Class I shares buys more shares than the same investment would in a class of shares subject to an initial sales charge.  There is also no CDSC imposed on redemptions of Class I shares, and you do not pay any ongoing service or distribution fees.

Class I shares may be purchased by:

●	bank trust departments, trust companies and insurance companies that have entered into agreements with the fund’s distributor to offer Class I shares to their clients

●
institutional investors acting in a fiduciary, advisory, agency, custodial or similar capacity for Retirement Plans and SEP-IRAs that have entered into agreements with the fund’s distributor to offer Class I shares to such plans and are not eligible to purchase Class Y shares

●	law firms or attorneys acting as trustees or executors/administrators

●	foundations and endowments that make an initial investment in the fund of at least $1 million and are not eligible to purchase Class Y shares

●
sponsors of college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code, that maintain an omnibus account with the fund and do not require shareholder tax reporting or 529 account support responsibilities from the fund’s distributor

●	advisory fee-based accounts offered through financial intermediaries who, depending on the structure of the selected advisory platform, make Class I shares available

●	certain institutional clients of a BNY Mellon investment advisory subsidiary, provided that such clients are approved by Dreyfus and are not eligible to purchase Class Y shares

●	unaffiliated investment companies approved by the fund’s distributor

Institutions purchasing fund shares on behalf of their clients determine whether Class I shares will be available for their clients.  Accordingly, the availability of Class I shares of the fund will depend on the policies of the institutional investor.

Class Y Shares

Class Y shares are not subject to an initial sales charge or any service or distribution fees.  There also is no CDSC imposed on redemptions of Class Y shares.  The fund, Dreyfus or the fund’s distributor or their affiliates will not make any shareholder servicing, sub-transfer agency, administrative or recordkeeping payments, nor will Dreyfus or the fund’s distributor or their affiliates provide any “revenue sharing” payments, with respect to Class Y shares.

Class Y shares of the fund may be purchased by:

●
institutional investors, acting for themselves or on behalf of their clients, that have entered into an agreement with the fund’s distributor and, except as otherwise may be approved by Dreyfus with respect to certain Retirement Plans, that make an initial investment in Class Y shares of the fund of at least $1 million

●
certain institutional clients of a BNY Mellon investment advisory subsidiary, provided that such clients are approved by Dreyfus and make an initial investment in Class Y shares of the fund of at least $1 million

●	certain funds in the Dreyfus Family of Funds and series of BNY Mellon Funds Trust

Generally, each institutional investor will be required to open and maintain a single master account with the fund for all purposes.  Certain holders of Class I shares of the fund who meet the eligibility requirements for the purchase of Class Y shares of the fund and who do not require the fund, Dreyfus or the fund’s distributor or their affiliates to make any shareholder servicing, sub-transfer agency, administrative or recordkeeping payments may have all of their Class I shares of the fund converted into Class Y shares of the fund.  Dreyfus, the fund’s distributor or their affiliates will not provide any “revenue sharing” payments with respect to Class I shares converted into Class Y shares.

Institutions purchasing fund shares on behalf of their clients determine whether Class Y shares will be available for their clients.  Accordingly, the availability of Class Y shares of the fund will depend on the policies of the institutional investor.

CDSC Waivers

The fund’s CDSC on Class A and C shares may be waived in the following cases:

●	permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased

●	redemptions made within one year of death or disability of the shareholder

●	redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70½

●	redemptions made through the fund’s Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually

●	redemptions by Retirement Plans

Buying and Selling Shares

Dreyfus calculates fund NAVs as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is open for regular business.  Your order will be priced at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity.  When calculating NAVs, Dreyfus values equity investments on the basis of market quotations or official closing prices.  Dreyfus generally values fixed-income investments based on values supplied by an independent pricing service approved by the fund’s board.  The pricing service’s procedures are reviewed under the general supervision of the board.  If market quotations or official closing prices or valuations from a pricing service are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the fund’s board.  Fair value of investments may be determined by the fund’s board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances.  Under certain circumstances, the fair value of foreign equity securities will be provided by an independent pricing service.  Using fair value to price investments may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values.  Forward currency contracts will be valued at the forward rate obtained from an independent pricing service approved by the fund’s board.  ETFs will be valued at their market price; other underlying funds generally will be valued at their NAV.  Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund’s NAV on days when investors will not be able to purchase or sell (redeem) fund shares.

Investments in certain types of thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund’s shares.  For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV.  If short-term investors in the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors.  Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund’s NAV by short-term traders.  While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.  Please see “Shareholder Guide—General Policies” for further information about the fund’s frequent trading policy.

Orders to buy and sell shares received by an authorized entity (such as a bank, broker-dealer or financial adviser, or 401(k) or other retirement plan that has entered into an agreement with the fund’s distributor) by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

___________________________________

How to Buy Shares

By Mail.

Regular Accounts.  To open a regular account, complete an application and mail it, together with a check payable to The Dreyfus Family of Funds, to the appropriate address below.  To purchase additional shares in a regular account, mail a check payable to The Dreyfus Family of Funds (with your account number on your check), together with an investment slip, to the appropriate address below.

IRA Accounts.  To open an IRA account or make additional investments in an IRA account, be sure to specify the fund name and the year for which the contribution is being made.  When opening a new account include a completed IRA application, and when making additional investments include an investment slip.  Make checks payable to The Dreyfus Family of Funds, and mail to the appropriate address below.

Mailing Address.  If you are investing directly through the fund, mail to:

Dreyfus Shareholder Services
P.O. Box 9879
Providence, Rhode Island 02940-8079

If you are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan, mail to:

Dreyfus Institutional Department
P.O. Box 9882
Providence, Rhode Island 02940-8082

If you are applying for an Institutional Direct account, please contact your BNY Mellon relationship manager for mailing instructions.

Electronic Check or Wire.  To purchase shares in a regular or IRA account by wire or electronic check, please call 1-800-DREYFUS (inside the U.S. only) for more information.

Telephone or Online.  To purchase additional shares by telephone or online, you can call 1-800-DREYFUS (inside the U.S. only) or visit www.dreyfus.com to request your transaction.  In order to do so, you must have elected the Dreyfus TeleTransfer Privilege on your account application or a Shareholder Services Form.  See “Services for Fund Investors — Wire Redemption and Dreyfus TeleTransfer Privileges” for more information.  Institutional Direct accounts are not eligible for online services.

Automatically.  You may purchase additional shares in a regular or IRA account by selecting one of Dreyfus’ automatic investment services made available to the fund on your account application or service application.  See “Services for Fund Investors.”

The minimum initial and subsequent investment for regular accounts (other than for Class Y shares) is $1,000 and $100, respectively.  For Class Y shares, the minimum initial investment generally is $1,000,000, with no minimum subsequent investment.  The minimum initial investment for IRAs is $750, with no minimum subsequent investment.  The minimum initial investment for educational savings accounts is $500, with no minimum subsequent investment.  Subsequent investments made through Dreyfus TeleTransfer are subject to a $100 minimum and a $150,000 maximum.  All investments must be in U.S. dollars.  Third-party checks, cash, travelers’ checks or money orders will not be accepted.  You may be charged a fee for any check that does not clear.

___________________________________

How to Sell Shares

You may sell (redeem) shares at any time.  Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity.  Any certificates representing fund shares being sold must be returned with your redemption request.  Your order will be processed promptly and you will generally receive the proceeds within a week.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge.  The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on fund shares you acquired by reinvesting your fund dividends.  As described above in this prospectus, there are certain instances when you may qualify to have the CDSC waived.  Consult your financial representative or refer to the SAI for additional details.

Before selling shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

●	if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

●	the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares

By Mail.

Regular Accounts.  To redeem shares in a regular account by mail, send a letter of instruction that includes your name, your account number, the name of the fund, the share class, the dollar amount to be redeemed and how and where to send the proceeds.  Mail your request to the appropriate address below.

IRA Accounts.  To redeem shares in an IRA account by mail, send a letter of instruction that includes all of the same information for regular accounts and indicate whether the distribution is qualified or premature and whether the 10% TEFRA should be withheld.  Mail your request to the appropriate address below.

Mailing Address.  If you invested directly through the fund, mail to:

Dreyfus Shareholder Services
P.O. Box 9879
Providence, Rhode Island 02940-8079

If you invested through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan, mail to:

Dreyfus Institutional Department
P.O. Box 9882
Providence, Rhode Island 02940-8082

If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for mailing instructions.

A medallion signature guarantee is required for some written sell orders.  These include:

●	amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

●	requests to send the proceeds to a different payee or address

●	amounts of $100,000 or more

A medallion signature guarantee helps protect against fraud.  You can obtain one from most banks or securities dealers, but not from a notary public.  For joint accounts, each signature must be guaranteed.  Please call to ensure that your medallion signature guarantee will be processed correctly.

Telephone or Online.  To redeem shares by telephone or online, call 1-800-DREYFUS (inside the U.S. only) or, for regular accounts, visit www.dreyfus.com to request your transaction.  Institutional Direct accounts are not eligible for online services.

By calling 1-800-DREYFUS (inside the U.S. only), you may speak to a Dreyfus representative and request that redemption proceeds be paid by check and mailed to your address of record (maximum $250,000 per day).  For redemption requests made online through www.dreyfus.com or through Dreyfus Express automated account access system, there is a $100,000 per day limit.

If the fund has your bank account information on file, you may request a wire via the Wire Redemption Privilege ($1,000 minimum) or electronic check via the Dreyfus TeleTransfer Privilege ($500 minimum) and proceeds will be wired or sent by electronic check, as applicable, to your bank account.  See “Services for Fund Investors — Wire Redemption and Dreyfus TeleTransfer Privileges” for more information.

Automatically.  You may sell shares in a regular account by completing a Dreyfus Automatic Withdrawal Form which you can obtain by calling 1-800-DREYFUS (inside the U.S. only), visiting www.dreyfus.com or contacting your financial representative.  For instructions on how to establish automatic withdrawals to sell shares in an IRA account, please call 1-800-DREYFUS (inside the U.S. only) or contact your financial representative.  See “Services for Fund Investors — Automatic Services.”

___________________________________

General Policies

The fund and the fund’s transfer agent are authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine.  You may be responsible for any fraudulent telephone or online order as long as the fund or the fund’s transfer agent (as applicable) takes reasonable measures to confirm that the instructions are genuine.

The fund reserves the right to reject any purchase or exchange request in whole or in part.  All shareholder services and Privileges offered to shareholders may be modified or terminated at any time, except as otherwise stated in the fund’s SAI.  Please see the fund’s SAI for additional information on buying and selling shares, Privileges and other shareholder services.

The fund is designed for long-term investors.  Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs.  As a result, Dreyfus and the fund’s board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations.  Dreyfus and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund also reserves the right to:

●	change or discontinue fund exchanges, or temporarily suspend exchanges during unusual market conditions

●	change its minimum or maximum investment amounts

●	delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)

●	“redeem in kind,” or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund’s assets)

●	refuse any purchase or exchange request, including those from any individual or group who, in Dreyfus’ view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading.  A roundtrip consists of an investment that is substantially liquidated within 60 days.  Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans, Dreyfus Auto-Exchange Privileges, automatic non-discretionary rebalancing programs, and minimum required retirement distributions generally are not considered to be frequent trading.  For employer-sponsored benefit plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.

Dreyfus monitors selected transactions to identify frequent trading.  When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading.  Dreyfus considers the investor’s trading history in other accounts under common ownership or control, in other Dreyfus Funds and BNY Mellon Funds and, if known, in non-affiliated mutual funds and accounts under common control.  These evaluations involve judgments that are inherently subjective, and while Dreyfus seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently.  In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests.  If Dreyfus concludes the account is likely to engage in frequent trading, Dreyfus may cancel or revoke the purchase or exchange on the following business day.  Dreyfus may also temporarily or permanently bar such investor’s future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade.  At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated.  Dreyfus’ ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited.  However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus and to provide Dreyfus, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts.  If Dreyfus determines that any such investor has engaged in frequent trading of fund shares, Dreyfus may require the intermediary to restrict or prohibit future purchases or exchanges of fund shares by that investor.

Certain retirement plans and intermediaries that maintain omnibus accounts with the fund may have developed policies designed to control frequent trading that may differ from the fund’s policy.  At its sole discretion, the fund may permit such intermediaries to apply their own frequent trading policy.  If you are investing in fund shares through an intermediary (or in the case of a retirement plan, your plan sponsor), please contact the intermediary for information on the frequent trading policies applicable to your account.

To the extent the fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV.  As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage).  This type of frequent trading may dilute the value of fund shares held by other shareholders.  The fund has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

To the extent the fund significantly invests in thinly traded securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage).  Any such frequent trading strategies may interfere with efficient management of the fund’s portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests.  Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund’s frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Small Account Policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12.  The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; IRA accounts; Education Savings Accounts; accounts participating in automatic investment programs; and accounts opened through a financial institution.

If your account falls below $500, the fund may ask you to increase your balance.  If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

____________________________

Distributions and Taxes

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends.  The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.  The fund normally pays dividends and capital gain distributions annually.  Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise.  There are no fees or sales charges on reinvestments.

Distributions paid by the fund are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account).  For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable as ordinary income.  Other fund distributions, including dividends from certain U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable as qualified dividends and capital gains, respectively.

To the extent the fund invests its assets in shares of the underlying funds, its distributable income and gains will normally consist of distributions from the underlying funds’ income and gains and losses on the dispositions of shares of underlying funds.  A portion of any qualified dividends received by the fund from an underlying fund may be designated as qualified dividend income as well, provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.

Short sales are subject to special tax rules that will impact the character of gains and losses realized and affect the timing of income recognition.  Short sales entered into by the fund may increase the amount of ordinary income dividends received by shareholders and may impact the amount of qualified dividend income and income eligible for the dividends received deduction that it is able to pass through to shareholders.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value.  The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes.  A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund.  Because everyone’s tax situation is unique, please consult your tax adviser before investing.

_____________________________

Services for Fund Investors

Automatic Services

Buying or selling shares automatically is easy with the services described below.  With each service, you select a schedule and amount, subject to certain restrictions.  If you purchase shares through a third party, the third party may impose different restrictions on these services and privileges, or may not make them available at all.  These services are not available for Class Y shares.  For information, call 1-800-DREYFUS (inside the U.S. only) or your financial representative.

Dreyfus Automatic Asset Builder® permits you to purchase fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you.  Fund shares are purchased by transferring funds from the bank account designated by you.

Dreyfus Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically through a payroll deduction.

Dreyfus Government Direct Deposit permits you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) automatically from your federal employment, Social Security or other regular federal government check.

Dreyfus Dividend Sweep permits you to automatically reinvest dividends and distributions from the fund into another Dreyfus Fund (not available for IRAs).

Dreyfus Auto-Exchange Privilege permits you to exchange at regular intervals your fund shares for shares of other Dreyfus Funds.

Dreyfus Automatic Withdrawal Plan permits you to make withdrawals (minimum of $50) on a specific day each month, quarter or semi-annual or annual period, provided your account balance is at least $5,000.  Any CDSC will be waived, as long as the amount of any withdrawal does not exceed on an annual basis 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

Fund Exchanges

Generally, you can exchange shares worth $500 or more (no minimum for retirement accounts) into shares of the same class, or another class in which you are eligible to invest, of another fund in the Dreyfus Family of Funds.  You can request your exchange by calling 1-800-DREYFUS (inside the U.S. only) or your financial representative.  If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for mailing instructions.  Be sure to read the current prospectus for any fund into which you are exchanging before investing.  Any new account established through an exchange generally will have the same privileges as your original account (as long as they are available).  There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one.

Your exchange request will be processed on the same business day it is received in proper form, provided that each fund is open at the time of the request.  If the exchange is accepted at a time of day after one or both of the funds is closed (i.e., at a time after the NAV for the fund has been calculated for that business day), the exchange will be processed on the next business day.  See the SAI for more information regarding exchanges.

Wire Redemption and Dreyfus TeleTransfer Privileges

To redeem shares from your Dreyfus Fund account with a phone call (for regular or IRA accounts) or online (for regular accounts only), use the Wire Redemption Privilege or the Dreyfus TeleTransfer Privilege.  To purchase additional shares of your Dreyfus Fund account with a phone call (for regular or IRA accounts) or online (for regular accounts only), use the Dreyfus TeleTransfer Privilege.  You can set up the Wire Redemption Privilege and Dreyfus TeleTransfer Privilege on your account by providing bank account information and following the instructions on your application or, if your account has already been established, a Shareholder Services Form which you can obtain by calling 1-800-DREYFUS (inside the U.S. only), visiting www.dreyfus.com or by contacting your financial representative.  Shares held in an Education Savings Account may not be redeemed through the Wire Redemption or Dreyfus TeleTransfer Privileges.  Institutional Direct accounts are not eligible for the Wire Redemption or Dreyfus TeleTransfer Privileges initiated online.

Account Statements

Every Dreyfus Fund investor automatically receives regular account statements.  You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Reinvestment Privilege

If you redeem Class A shares of the fund, you can reinvest in the same account of the fund up to the number of Class A shares you redeemed at the current share price without paying a sales charge.  If you paid a CDSC, it will be credited back to your account.  This privilege may be used only once and your reinvestment request must be received in writing by the fund within 45 days of the redemption.

Dreyfus Express® Voice-Activated Account Access

You can check your Dreyfus account balances, get fund price and performance information, order documents and much more, by calling 1-800-DREYFUS (inside the U.S. only) and using the Dreyfus Express® Voice-Activated System.  You may also be able to purchase fund shares and/or transfer money between your Dreyfus Funds using Dreyfus Express®.  Certain requests require the services of a representative.

_____________________________

Financial Highlights

As a new fund, financial highlights information is not available for the fund as of the date of this prospectus.

FOR MORE INFORMATION

Dreyfus Alternative Diversifier Strategies Fund
A series of Dreyfus BNY Mellon Funds, Inc.
SEC file number:  811-_____

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund’s performance, lists portfolio holdings and contains a letter from the fund’s manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund’s performance during the last fiscal year.  The fund’s most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies.  A current SAI is available at www.dreyfus.com and is on file with the SEC.  The SAI is incorporated by reference (and is legally considered part of this prospectus).

Portfolio Holdings

Dreyfus funds generally disclose their complete schedule of portfolio holdings monthly with a 30-day lag at www.dreyfus.com under Products and Performance.  Complete holdings as of the end of the calendar quarter are disclosed 15 days after the end of such quarter.  Dreyfus money market funds generally disclose their complete schedule of holdings daily.  The schedule of holdings for a fund will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the fund’s SAI and at www.dreyfus.com.

To Obtain Information

By telephone.  Call 1-800-DREYFUS (inside the U.S. only)

By mail.
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail.  Send your request to info@dreyfus.com

On the Internet.  Certain fund documents can be viewed online or downloaded from:

SEC:  http://www.sec.gov

Dreyfus:  http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC’s Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-1520.

© 2014 MBSC Securities Corporation

The information in this Prospectus is not complete and may be changed.  These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective.  The Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, dated January 24, 2014

DREYFUS SELECT MANAGERS LONG/SHORT EQUITY FUND
[LOGO]	_______________
Prospectus
___________, 2014

Class	Ticker
A
C
I
Y

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.
[LOGO]
BNY MELLON
CONTENTS

Fund Summary
Fund Summary
Fund Details
Goal and Approach
Investment Risks
Management
Shareholder Guide
Choosing a Share Class
Buying and Selling Shares
General Policies
Distributions and Taxes
Services for Fund Investors
Financial Highlights
For More Information
See back cover.

FUND SUMMARY

Investment Objective

The fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds.  More information about these and other discounts is available from your financial professional and in the Shareholder Guide section beginning on page [__] of this prospectus and in the How to Buy Shares section and the Additional Information About How to Buy Shares section beginning on page II-1 and page III-1, respectively, of the fund's Statement of Additional Information.

	Class A	Class C	Class I	Class Y
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	none	none	none

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none*	1.00	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class Y

Management fees
Distribution (12b-1) fees	none	.75	none	none
Other expenses**
Shareholder services fees	.25	.25	none	none
Substitute dividend and interest expenses on securities sold short
Remainder of other expenses
Total annual fund operating expenses
Fee waiver and/or expense reimbursement***
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)
____________
*  Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

**  Other expenses are based on estimated amounts for the current fiscal year.

***  The Dreyfus Corporation has contractually agreed, until _______, 2015, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, substitute dividend and interest expenses on securities sold short, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed ____%.  On or after _____, 2015, The Dreyfus Corporation may terminate this expense limitation at any time.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.  The one-year example and the first year of the three-years example are based on net operating expenses, which reflect the expense waiver/reimbursement by The Dreyfus Corporation.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A
Class C
Class I
Class Y

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
Class A
Class C
Class I
Class Y

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance.

Principal Investment Strategy

The fund seeks to achieve its investment objective — long-term capital appreciation — with lower volatility than, and moderate correlation to, major equity market indices.  The fund uses a "manager of managers" approach by selecting one or more experienced equity managers to serve as subadvisers to manage the fund's assets.  The fund allocates its assets among subadvisers that use long/short equity investment strategies that are not expected to have returns that are highly correlated to each other or major equity market indices.  The fund may hire, terminate or replace subadvisers and modify material terms and conditions of subadvisory arrangements without shareholder approval.  Each of the fund's subadvisers acts independently of any other subadviser and uses its own methodology to select portfolio investments.

The fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities.  The fund may invest in equity securities of companies with any market capitalization.  The fund's investments may include securities of U.S. and foreign issuers, including securities of issuers in emerging market countries and securities denominated in a currency other than the U.S. dollar.

The fund expects to maintain significant short positions in equity securities and equity-related instruments.  Although the fund intends to maintain an overall long position in its portfolio investments, in certain circumstances, the fund's short positions may approach or reach the size of the fund's overall long position.  A short sale involves the sale of a security that the fund does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price.  The fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the security sold short.  The fund will realize a gain if the security declines in price between those two dates.  The fund's potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold.

The fund may use derivative instruments, such as options, futures and options on futures, contracts for difference, forward contracts, swaps (including total return swaps) and other derivative instruments, as a substitute for investing directly in an underlying asset, as an alternative to selling a security short, to increase returns, to manage foreign currency risk, as part of a hedging strategy or for other purposes related to the management of the fund.

Principal Risks

An investment in the fund is not a bank deposit.  It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.  It is not a complete investment program.  The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

●
Risks of stock investing.  Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods.  There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices.  The market value of a stock may decline due to general weakness in the stock market or because of factors that affect the company or its particular industry.

●
Market sector risk.  The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

●
Short sale risk.  The fund may make short sales, which involves selling a security it does not own in anticipation that the security's price will decline.  Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund.  Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock.  In theory, stocks sold short have unlimited risk.

●
Manager of managers risk.  Each subadviser makes investment decisions independently and it is possible that the investment styles of the subadvisers may not complement one another.  As a result, the fund's exposure to a given stock, industry, sector, market capitalization, geographic area or investment style could unintentionally be greater or smaller than it would have been if the fund had a single adviser.  In addition, if one subadviser buys a security during a time frame when another subadviser sells it or holds a short position in the security, the fund will incur transaction costs and the fund's net position in the security may be approximately the same as it would have been with a single adviser and no such portfolio transactions.

●	Allocation risk. There can be no assurance that the allocation of the fund's assets among the subadvisers will be effective in achieving the fund's investment goal.

●
Conflicts of interest.  Certain subadvisers may have potential conflicts of interest which could interfere with their management of the fund's assets allocated to them.  For example, the subadvisers may manage other investment funds for other clients that may have investment objectives and strategies that are similar to, or overlap with, those of the fund, but which have different fee structures than those of the fund, creating potential conflicts of interest in investment decisions regarding investments that may be appropriate for the fund and the subadvisers' other clients.  In addition, the activities in which the subadvisers and their affiliates are involved may limit or preclude the flexibility that the fund may otherwise have to participate in certain investments.

●
Market capitalization risk (small-, mid- and large-cap stock risk).  At any given time, any of these market capitalizations may be out of favor with investors.  Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities affecting their business.  To the extent the fund invests in small- and mid-cap companies, it will be subject to additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies.  The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.

●
Foreign investment risk.  To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers.  Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.  Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.

●
Emerging market risk.  The securities of issuers located in emerging markets tend to be more volatile and less liquid than the securities of issuers located in more mature economies, and emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.  The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price.

●
Derivatives risk.  A small investment in derivatives could have a potentially large impact on the fund's performance.  The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value.  Certain types of derivatives, including contracts for difference, swaps, forward contracts and other over-the-counter transactions, involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk and pricing risk.

●
Leverage risk.  The use of leverage, such as lending portfolio securities, entering into contracts for difference, swaps, futures contracts or forward currency contracts and engaging in forward commitment transactions, may magnify the fund's gains or losses.  Short sales involve borrowing securities and then selling them; thus, the fund's short sales positions effectively leverage the fund's assets.

●
Liquidity risk.  When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value.  In such a market, the value of such securities and the fund's share price may fall dramatically.  Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities. Liquidity risk also exists when a particular derivative instrument is difficult to purchase or sell.  If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately-negotiated derivatives, including contracts for difference and swap agreements), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

●
High portfolio turnover risk.  Certain subadvisers may engage in active and frequent trading, which could produce higher transactions costs and taxable distributions, and lower the fund's after-tax performance.

●
Non-diversification risk.  The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers.  Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

As a new fund, past performance information is not available for the fund as of the date of this prospectus.  Annual performance returns provide some indication of the risks of investing in the fund by showing changes in performance from year to year.  Comparison of fund performance to an appropriate index indicates how the fund's average annual returns compare with those of a broad measure of market performance.  The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.  Within a reasonable period of time after the fund commences operations, performance information will be available at www.dreyfus.com.

Portfolio Management

Investment Adviser and Portfolio Allocation Manager

The fund's investment adviser is The Dreyfus Corporation.  Dreyfus has engaged its affiliate, EACM Advisors LLC (EACM), to serve as the fund's portfolio allocation manager.  Christopher E. Crerend and Jeffrey A. Brozek have been the members of EACM's investment team primarily responsible for evaluating and recommending subadvisers for the fund since the fund's inception.  Mr. Crerend is Executive Vice President and Chief Investment Officer (Alternatives), and Mr. Brozek is Senior Vice President and Sector Head for Equity Hedge Strategies, of EACM.

Subadvisers and Primary Portfolio Managers

[TO BE PROVIDED]

Purchase and Sale of Fund Shares

In general, for each share class, other than Class Y, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100.  For Class Y shares, the minimum initial investment generally is $1,000,000, with no minimum subsequent investment.  You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com.  If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan, you may mail your request to sell shares to Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082.  If you invested directly through the fund, you may mail your request to sell shares to Dreyfus Shareholder Services, P.O. Box 9879, Providence, Rhode Island 02940-8079.  If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

FUND DETAILS

Goal and Approach

The fund seeks long-term capital appreciation.  The fund seeks to achieve its investment objective with lower volatility than, and moderate correlation to, major equity market indices.  The fund uses a "manager of managers" approach by selecting one or more experienced equity managers to serve as subadvisers to manage the fund's assets.  The fund allocates its assets among subadvisers that use long/short equity investment strategies that are not expected to have returns that are highly correlated to each other or major equity market indices.  The fund may hire, terminate or replace subadvisers and modify material terms and conditions of subadvisory arrangements without shareholder approval.

The fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities.  The fund's investment objective and the policy with respect to the investment of 80% of its net assets may be changed by the fund's board, upon 60 days' prior notice to shareholders.  The fund may invest in equity securities of companies with any market capitalization.  The fund's investments may include securities of U.S. and foreign issuers, including securities of issuers in emerging market countries and securities denominated in a currency other than the U.S. dollar.  The fund invests principally in common stocks, but its equity investments also may include preferred stocks and convertible securities, including, to a limited degree, those purchased in initial public offerings (IPOs) or shortly thereafter.  The fund also may invest in securities issued by other investment companies, including exchange-traded funds (ETFs), and publicly-traded real estate investment trust securities (REITs).  REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests.  The fund may invest, to a limited extent, in bonds and other fixed-income securities.

The fund expects to maintain significant short positions in equity securities and equity-related instruments.  Although the fund intends to maintain an overall long position in its portfolio investments, in certain circumstances, the fund's short positions may approach or reach the size of the fund's overall long position.  The fund also may engage in short-selling for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.  In addition, the fund may invest in "short ETFs" and may take a short position in an asset class by selling short shares of an ETF that invests in the subject asset class.  A short sale involves the sale of a security that the fund does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price.  To make delivery to the buyer, the fund must borrow the security, and the fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the fund.  Until the security is replaced, the fund is required to pay the lender any dividends or interests accruing during the period of the loan.  To borrow the security, the fund also may have to pay a fee to the lender, which would increase the cost to the fund of the security it sold short.  The fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.  The fund will realize a gain if the security declines in price between those two dates.  The fund's potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold.  The amount of any gain will be decreased and the amount of any loss will be increased by any interest, premium and transaction charges or other costs the fund may be required to pay in connection with the short sale.  When the fund makes a short sale, it must leave the proceeds thereof with the broker and deposit with, or pledge to, the broker an amount of cash or liquid securities sufficient under current margin regulations to collateralize its obligation to replace the borrowed securities that have been sold.

The fund may, but it is not required to, use derivative instruments, such as options, futures and options on futures (including those relating to securities, foreign currencies and indices), contracts for difference, forward contracts, swaps (including total return swaps) and other derivative instruments, as a substitute for investing directly in an underlying asset, as an alternative to selling a security short, to increase returns, to manage foreign currency risk, as part of a hedging strategy, or for other purposes related to the management of the fund.  The fund also may, but it is not required to, invest in individual securities to implement certain of these strategies.  A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more underlying investments, indices or currencies.  When the fund enters into derivatives transactions, it may be required to segregate assets or enter into offsetting positions, in accordance with applicable regulations.  If such segregated assets represent a large portion of the fund's portfolio, portfolio management may be affected as covered positions (including those related to the fund's short sales) may have to be reduced if it becomes necessary for the fund to reduce the amount of segregated assets in order to meet redemptions or other obligations.  Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets.  Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market.  Contracts for difference generally are used to obtain long or short exposure to securities or a securities index without owning or taking physical custody of such securities.  A contract for difference generally involves a party receiving or paying a return equal to the change in value of an individual security, a basket of securities or securities index in exchange for paying or receiving interest payments based on the contract's notional amount and a variable interest rate.  The fund also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two contracts.  The fund also may make forward commitments in which the fund agrees to buy or sell a security in the future at an agreed upon price.

The fund is non-diversified.

The Dreyfus Corporation (Dreyfus), the fund's investment adviser, has engaged its affiliate, EACM Advisors LLC (EACM), to evaluate and recommend subadvisers for the fund.  EACM seeks subadvisers for the fund who employ complementary long/short equity investment strategies, consistent with the fund's investment goal, and recommends the portion of the fund's assets to be managed by each subadviser.  EACM monitors and evaluates the performance of the subadvisers for the fund and will advise and recommend to Dreyfus and the fund's board any changes to the fund's subadvisers.  EACM has the discretion to change the allocations to the subadvisers when it deems it appropriate.  Dreyfus has ultimate responsibility (subject to oversight by the board) to supervise the subadvisers and recommend the hiring, termination and replacement of the subadvisers to the board.

The fund's assets are currently allocated among [___] subadvisers, each of which acts independently of the others and uses its own methodology to select portfolio investments.  Each subadviser has complete discretion to invest its allocated portion of the fund's assets as it deems appropriate, based on its particular investment process, philosophy, style and strategy.  While each subadviser is subject to the oversight of Dreyfus and EACM, neither Dreyfus nor EACM attempt to coordinate or manage the day-to-day investments of any subadviser.  From time to time, the subadvisers may invest a significant portion of the fund's assets allocated to them in the securities of companies in the same sector, market capitalization and/or geographic categories.

[TO BE PROVIDED]

__________________________________

Investment Risks

An investment in the fund is not a bank deposit.  It is not insured or guaranteed by the FDIC or any other government agency.  It is not a complete investment program.  The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

●
Risks of stock investing.  Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods.  There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices.  The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally.  A security's market value also may decline because of factors that affect a particular industry, such as labor shortages or increased production costs and competitive conditions within an industry, or factors that affect a particular company, such as management performance, financial leverage, and reduced demand for the company's products or services.

●
Market sector risk.  The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

●
Short sale risk.  The fund may make short sales, which involves selling a security it does not own in anticipation that the security's price will decline.  Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund.  Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock.  In theory, stocks sold short have unlimited risk.  The fund may not always be able to close out a short position at a particular time or at an acceptable price.  The fund may not always be able to borrow a security the fund seeks to sell short at a particular time or at an acceptable price.  Moreover, if the lender of a borrowed security requires the fund to return the security to it on short notice, and the fund is unable to borrow the security from another lender, the fund may have to buy the borrowed security at an unfavorable price, resulting in a loss.  Thus, there is a risk that the fund may be unable to fully implement its investment strategy due to a lack of available stocks or for some other reason.  It is possible that the market value of the securities the fund holds in long positions will decline at the same time that the market value of the securities the fund has sold short increases, thereby increasing the fund's potential volatility.

●
Manager of managers risk.  Although EACM, subject to Dreyfus' supervision, monitors and seeks to coordinate the overall management of the fund's assets by the subadvisers, each subadviser makes investment decisions independently and it is possible that the investment styles of the subadvisers may not complement one another.  As a result, the fund's exposure to a given stock, industry, sector, market capitalization, geographic area or investment style could unintentionally be greater or smaller than it would have been if the fund had a single adviser.  In addition, if one subadviser buys a security during a time frame when another subadviser sells it or holds a short position in the security, the fund will incur transaction costs and the fund's net position in the security may be approximately the same as it would have been with a single adviser and no such portfolio transactions.  It is also possible that two or more subadvisers purchase the same security at the same time without aggregating their transactions, resulting in higher portfolio transaction expenses.

●
Allocation risk.  The ability of the fund to achieve its investment goal depends, in part, on the ability of EACM, subject to Dreyfus' supervision and approval, to effectively allocate the fund's assets among the subadvisers.  There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal.

●
Conflicts of interest.  Certain subadvisers may have potential conflicts of interest which could interfere with their management of the fund's assets allocated to them.  For example, the subadvisers may manage other investment funds for other clients that may have investment objectives and strategies that are similar to, or overlap with, those of the fund, but which have different fee structures than those of the fund, creating potential conflicts of interest in investment decisions regarding investments that may be appropriate for the fund and the subadvisers' other clients.  In addition, the activities in which the subadvisers and their affiliates are involved may limit or preclude the flexibility that the fund may otherwise have to participate in certain investments.

●
Market capitalization risk (small-, mid- and large-cap stock risk).  To the extent the fund emphasizes small-, mid-, or large-cap stocks, it will assume the associated risks.  At any given time, any of these market capitalizations may be out of favor with investors.  Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities affecting their business.  To the extent the fund invests in small- and mid-cap companies, it will be subject to additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies.  The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.  These companies may have limited product lines, markets or financial resources, or may depend on a limited management group.  Some of the fund's investments will rise and fall based on investor perception rather than economic factors.  Other investments are made in anticipation of future products, services or events whose delay or cancellation could cause the stock price to drop.

●
Foreign investment risk.  To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers.  Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.  Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.

●
Emerging market risk.  Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price.  In particular, countries with emerging markets may have relatively unstable governments, may present the risk of sudden adverse government or regulatory action and even nationalization of businesses, may have restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries.  The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates.  Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult. Transaction settlement and dividend collection procedures also may be less reliable in emerging markets than in developed markets.

●
Derivatives risk.  A small investment in derivatives could have a potentially large impact on the fund's performance.  The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund's other investments.  Derivative instruments, such as contracts for difference, swap agreements, forward contracts and over-the-counter options, also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.  Many of the regulatory protections afforded participants on organized exchanges for futures contracts and exchange-traded options, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter derivative transactions.  Certain types of derivatives, including contracts for difference, swaps, forward contracts and other over-the-counter transactions, involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk and pricing risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself.  Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The fund may be required to segregate liquid assets, or otherwise cover its obligations, relating to the fund's transactions in derivatives.  These requirements assume the obligation is for full payment of the value of the underlying instrument, in cash or by physical delivery, at the settlement date; thus, the fund must set aside liquid assets equal to such derivatives contract's full notional value (generally, the total numerical value of the asset underlying a derivatives contract at the time of valuation) while the positions are open.  If the derivatives contract provides for periodic cash settlement during the term of the transaction or cash payment of the gain or loss under the transaction at the settlement date, the fund may segregate liquid assets in an amount equal to the fund's daily marked-to-market net obligation (i.e., the fund's daily net liability) under the contract, if any.  By setting aside assets equal to only its net obligations, the fund may employ leverage to a greater extent than if the fund were required to segregate assets equal to the full notional value of such contracts.  Future rules and regulations of the Securities and Exchange Commission may impact the fund's operations as described in this prospectus.

●
Leverage risk.  The use of leverage, such as lending portfolio securities, entering into contracts for difference, swaps, futures contracts or forward currency contracts and engaging in forward commitment transactions, may magnify the fund's gains or losses.  Short sales involve borrowing securities and then selling them; thus, the fund's short sales positions effectively leverage the fund's assets.

●
Liquidity risk.  When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value.  In such a market, the value of such securities and the fund's share price may fall dramatically.  Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities. Liquidity risk also exists when a particular derivative instrument is difficult to purchase or sell.  If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately-negotiated derivatives, including contracts for difference and swap agreements), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

●
High portfolio turnover risk.  Certain subadvisers may engage in active and frequent trading, which could produce higher transactions costs and taxable distributions, and lower the fund's after-tax performance.

●
Non-diversification risk.  The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers.  Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

In addition to the principal risks described above, the fund is subject to the following additional risks:

●
Growth and value stock risk.  By investing in a mix of growth and value companies, the fund assumes the risk of both.  Investors often expect growth companies to increase their earnings at a certain rate.  If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase.  In addition, growth stocks may lack the dividend yield that can cushion stock prices in market downturns.  Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth, or the expected value was misgauged.  They also may decline in price even though in theory they are already undervalued.

●
Foreign currency risk.  Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged.  Currency exchange rates may fluctuate significantly over short periods of time.  Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

●
ETF and other investment company risk.  The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies and ETFs invest.  When the fund invests in another investment company or ETF, shareholders of the fund will bear indirectly their proportionate share of the expenses of the other investment company or ETF (including management fees) in addition to the expenses of the fund.  ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index.  The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions.  Additional risks of investments in ETFs include: (i) the market price of an ETF's shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges' officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally.  The fund will incur brokerage costs when purchasing and selling shares of ETFs.

●
REIT risk.  Investments in REITs expose the fund to risks similar to investing directly in real estate.  REITs are characterized as equity REITs, mortgage REITs and hybrid REITs, which combine the characteristics of both equity and mortgage REITs.  Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn.  Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value.  Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower.  Mortgage REITs derive their income from interest payments on such loans.  Hybrid REITs generally hold both ownership interests and mortgage interests in real estate.  The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill.  They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the Investment Company Act of 1940, as amended.

●
IPO risk.  The prices of securities purchased in IPOs can be very volatile.  The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value.  As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

●
Other potential risks.  The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of loaned securities.  If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

To the extent the fund invests in fixed-income securities, such investments will be subject primarily to interest rate and credit risks.  Prices of bonds tend to move inversely with changes in interest rates.  Typically, a rise in rates will adversely affect bond prices and, to the extent the fund invests in bonds, the fund's share price.  The longer the effective maturity and duration of these investments, the more likely the fund's share price will react to changes in interest rates.  Credit risk is the risk that the issuer of the security will fail to make timely interest or principal payments, and includes the possibility that any of the fund's fixed-income investments will have its credit rating downgraded.  The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.  High yield (''junk'') securities involve greater credit risk, including the risk of default, than investment grade securities, and are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.

Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities, or hold cash.  Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market.  During such periods, the fund may not achieve its investment objective.

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Management

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166.  Founded in 1947, Dreyfus manages approximately $___ billion in ___ mutual fund portfolios.  The fund has agreed to pay Dreyfus a management fee at the annual rate of ____% of the fund's average daily net assets.  A discussion regarding the basis for the board's approving the fund's management agreement with Dreyfus will be available in the fund's semi-annual report for the period ending _____, 2014.  Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients manage and service their financial assets, operating in __ countries and serving more than 100 markets.  BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace.  BNY Mellon has $___ trillion in assets under custody and administration and $___ trillion in assets under management.  BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation.  BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies.  Additional information is available at www.bnymellon.com.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success.  For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions.  This approach is designed to provide each fund with a distinct, stable identity.

Dreyfus has engaged its affiliate, EACM Advisors LLC (EACM), to serve as the fund's portfolio allocation manager.  EACM is responsible for evaluating and recommending subadvisers for the fund and recommending the portion of the fund's assets to be managed by each subadviser.  EACM also is responsible for monitoring and evaluating the performance of the subadvisers for the fund and recommending to Dreyfus and the fund's board whether a subadviser should be terminated.  Christopher E. Crerend and Jeffrey A. Brozek have been the members of EACM's investment team primarily responsible for evaluating and recommending subadvisers for the fund since the fund's inception.  Mr. Crerend is Executive Vice President and Chief Investment Officer (Alternatives) of EACM, which he joined in 2003.  Mr. Brozek is Senior Vice President and Sector Head for Equity Hedge Strategies of EACM, which he joined in 2003.  EACM, located at 200 Connecticut Avenue, Sixth Floor, Norwalk, Connecticut 06854-1958, is a registered investment adviser specializing in multi-manager investment programs for institutional and high net worth clients representing approximately $__ billion in assets.  EACM is a wholly-owned subsidiary of BNY Mellon.

The fund uses a "manager of managers" approach by selecting one or more subadvisers to manage the fund's assets.  Dreyfus has obtained from the Securities and Exchange Commission (SEC) an exemptive order, upon which the fund may rely, that permits Dreyfus, subject to certain conditions and approval by the fund's board, to enter into and materially amend sub-investment advisory agreements with one or more subadvisers who are either unaffiliated or are wholly-owned subsidiaries (as defined in the Investment Company Act of 1940, as amended) of Dreyfus' ultimate parent company, BNY Mellon, without obtaining shareholder approval.  The order also relieves the fund from disclosing the sub-investment advisory fee paid by Dreyfus to an unaffiliated subadviser in documents filed with the SEC and provided to shareholders.  In addition, pursuant to the order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a subadviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus.  Dreyfus has ultimate responsibility (subject to oversight by the fund's board) to supervise any subadviser and recommend the hiring, termination, and replacement of any subadviser to the fund's board.  One of the conditions of the order is that the fund's board, including a majority of the "non-interested" board members, must approve each new subadviser.  In addition, the fund is required to provide shareholders with information about each new subadviser within 90 days of the hiring of any new subadviser.

Subadvisers

Currently, the fund has selected the following subadvisers to manage allocated portions of the fund's assets:

[TO BE PROVIDED]

The fund's Statement of Additional Information (SAI) provides additional portfolio manager information, including compensation, other accounts managed and ownership of fund shares.

MBSC Securities Corporation (MBSC), a wholly-owned subsidiary of Dreyfus, serves as distributor of the fund and of the other funds in the Dreyfus Family of Funds.  Any Rule 12b-1 fees and shareholder services fees, as applicable, are paid to MBSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance, respectively.  Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds or provide other services.  Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those intermediaries.  Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments.  These payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary.  Cash compensation also may be paid from Dreyfus' or MBSC's own resources to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs.  These payments sometimes are referred to as "revenue sharing."  From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations.  In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you.  Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, Dreyfus, the subadvisers and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund.  Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures.  The primary purpose of the respective codes is to ensure that personal trading by employees does not disadvantage any fund managed by Dreyfus or its affiliates.

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SHAREHOLDER GUIDE

Choosing a Share Class

The fund is designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan.  Third parties with whom you open a fund account may impose policies, limitations and fees that are different from those described in this prospectus.  Consult a representative of your plan or financial institution for further information.

This prospectus offers Class A, C, I and Y shares of the fund.

Your financial representative may receive different compensation for selling one class of shares than for selling another class.  It is important to remember that any contingent deferred sales charge (CDSC) or Rule 12b-1 fees have the same purpose as the front-end sales charge:  to compensate the distributor for concessions and expenses it pays to dealers and financial institutions in connection with the sale of fund shares.  A CDSC is not charged on fund shares acquired through the reinvestment of fund dividends.  Because the Rule 12b-1 fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

The different classes of fund shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices.  When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge.

A complete description of these classes follows.  You should review these arrangements with your financial representative before determining which class to invest in.

Class A Shares

When you invest in Class A shares, you pay the public offering price, which is the share price, or net asset value (NAV), plus the initial sales charge that may apply to your purchase.  The amount of the initial sales charge is based on the size of your investment, as the following table shows.  We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers").  Class A shares are subject to an annual shareholder services fee of .25% paid to the fund's distributor for shareholder account service and maintenance.

Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class C shares.  Nevertheless, you are usually better off purchasing Class A shares, rather than Class C shares, and paying an up-front sales charge if you:

●	plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class C shares may eventually exceed the cost of the up-front sales charge; and

●	qualify for a reduced or waived sales charge

If you invest $1 million or more (and are not eligible to purchase Class I or Y shares), Class A shares will always be the most advantageous choice.

	Total Sales Load—Class A Shares
Amount of Transaction	As a % of Offering Price per Share	As a % of Net Asset Value per Share

Less than $50,000	5.75	6.10

$50,000 to less than $100,000	4.50	4.71

$100,000 to less than $250,000	3.50	3.63

$250,000 to less than $500,000	2.50	2.56

$500,000 to less than $1,000,000	2.00	2.04

$1,000,000 or more	-0-	-0-

No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase.

Sales Charge Reductions and Waivers

To receive a reduction or waiver of your initial sales charge, you must let your financial intermediary or the fund know at the time you purchase shares that you qualify for such a reduction or waiver.  If you do not let your financial intermediary or the fund know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled.  In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund with evidence of your qualification for the reduction or waiver, such as records regarding shares of certain Dreyfus Funds held in accounts with that financial intermediary and other financial intermediaries.  Additional information regarding reductions and waivers of sales loads is available, free of charge, at www.dreyfus.com and in the SAI.

You can reduce your initial sales charge in the following ways:

●
Rights of accumulation.  You can count toward the amount of your investment your total account value in all share classes of the fund and certain other Dreyfus Funds that are subject to a sales charge.  For example, if you have $1 million invested in shares of certain other Dreyfus Funds that are subject to a sales charge, you can invest in Class A shares of any fund without an initial sales charge.  We may terminate or change this privilege at any time on written notice.

●
Letter of intent.  You can sign a letter of intent, in which you agree to invest a certain amount (your goal) in the fund and certain other Dreyfus Funds over a 13-month period, and your initial sales charge will be based on your goal.  A 90-day back-dated period can also be used to count previous purchases toward your goal.  Your goal must be at least $50,000, and your initial investment must be at least $5,000.  The sales charge will be adjusted if you do not meet your goal.

●
Combine with family members.  You can also count toward the amount of your investment all investments in certain other Dreyfus Funds, in any class of shares that is subject to a sales charge, by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent.  Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges.  See "How to Buy Shares" in the SAI.

Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities:

●	full-time or part-time employees, and their family members, of Dreyfus or any of its affiliates

●	board members of Dreyfus and board members of the Dreyfus Family of Funds

●	full-time employees, and their family members, of financial institutions that have entered into selling agreements with the fund's distributor

●	"wrap" accounts for the benefit of clients of financial institutions, provided they have entered into an agreement with the fund's distributor specifying operating policies and standards

●
qualified separate accounts maintained by an insurance company; any state, county or city or instrumentality thereof; and charitable organizations investing $50,000 or more in fund shares and charitable remainder trusts, provided that such Class A shares are purchased directly through the fund's distributor

●
investors who purchase Class A shares directly through the fund's distributor, and either (i) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account with the distributor in a Dreyfus-managed fund since on or before February 28, 2006, or (ii) such purchase is for a self-directed investment account that may or may not be subject to a transaction fee

●
investors who participate in a self-directed investment brokerage account program offered by a financial intermediary that has entered into an agreement with the fund's distributor.  Financial intermediaries offering self-directed investment brokerage accounts may or may not charge their customers a transaction fee

●
investors with the cash proceeds from the investor's exercise of stock options and/or disposition of stock related to employment-based stock plans, whether invested in the fund directly or indirectly through an exchange from a Dreyfus money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the fund's distributor specifically relating to administering employment-based stock plans.  Upon establishing the account in the fund or the Dreyfus money market fund, the investor and the investor's spouse and minor children become eligible to purchase Class A shares of the fund at NAV, whether or not the investor uses the proceeds of the employment-based stock plan to establish the account

●
members of qualified affinity groups who purchase Class A shares directly through the fund's distributor, provided that the qualified affinity group has entered into an affinity agreement with the distributor

●
employees participating in qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities, trade or labor unions, or state and local governments (Retirement Plans), but not including IRAs, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pension Plans (SEP-IRAs), Salary Reduction Simplified Employee Pension Plans (SARSEPs) or Savings Incentive Match Plans for Employees (SIMPLE IRAs)

●
shareholders in Dreyfus-sponsored IRA rollover accounts funded with the distribution proceeds from Retirement Plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a Retirement Plan, the rollover is processed through an entity that has entered into an agreement with the fund's distributor specifically relating to processing rollovers.  Upon establishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A shares of the fund at NAV in such account

Class C Shares

Since you pay no initial sales charge, an investment of less than $1 million in Class C shares buys more shares than the same investment would in Class A shares.  However, Class C shares are subject to an annual Rule 12b-1 fee of .75% and an annual shareholder services fee of .25%.  Because the Rule 12b-1 fees are paid out of the fund's assets attributable to Class C on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges, such as the initial sales charge on Class A shares.  Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

Because Class A shares will always be a more favorable investment than Class C shares for investments of $1 million or more, the fund will generally not accept a purchase order for Class C shares in the amount of $1 million or more.  While the fund will take reasonable steps to prevent investments of $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class I Shares

Since you pay no initial sales charge, an investment of less than $1 million in Class I shares buys more shares than the same investment would in a class of shares subject to an initial sales charge.  There is also no CDSC imposed on redemptions of Class I shares, and you do not pay any ongoing service or distribution fees.

Class I shares may be purchased by:

●	bank trust departments, trust companies and insurance companies that have entered into agreements with the fund's distributor to offer Class I shares to their clients

●
institutional investors acting in a fiduciary, advisory, agency, custodial or similar capacity for Retirement Plans and SEP-IRAs that have entered into agreements with the fund's distributor to offer Class I shares to such plans and are not eligible to purchase Class Y shares

●	law firms or attorneys acting as trustees or executors/administrators

●	foundations and endowments that make an initial investment in the fund of at least $1 million and are not eligible to purchase Class Y shares

●
sponsors of college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code, that maintain an omnibus account with the fund and do not require shareholder tax reporting or 529 account support responsibilities from the fund's distributor

●	advisory fee-based accounts offered through financial intermediaries who, depending on the structure of the selected advisory platform, make Class I shares available

●	certain institutional clients of a BNY Mellon investment advisory subsidiary, provided that such clients are approved by Dreyfus and are not eligible to purchase Class Y shares

●	unaffiliated investment companies approved by the fund's distributor

Institutions purchasing fund shares on behalf of their clients determine whether Class I shares will be available for their clients.  Accordingly, the availability of Class I shares of the fund will depend on the policies of the institutional investor.

Class Y Shares

Class Y shares are not subject to an initial sales charge or any service or distribution fees.  There also is no CDSC imposed on redemptions of Class Y shares.  The fund, Dreyfus or the fund's distributor or their affiliates will not make any shareholder servicing, sub-transfer agency, administrative or recordkeeping payments, nor will Dreyfus or the fund's distributor or their affiliates provide any "revenue sharing" payments, with respect to Class Y shares.

Class Y shares of the fund may be purchased by:

●
institutional investors, acting for themselves or on behalf of their clients, that have entered into an agreement with the fund's distributor and, except as otherwise may be approved by Dreyfus with respect to certain Retirement Plans, that make an initial investment in Class Y shares of the fund of at least $1 million

●
certain institutional clients of a BNY Mellon investment advisory subsidiary, provided that such clients are approved by Dreyfus and make an initial investment in Class Y shares of the fund of at least $1 million

●	certain funds in the Dreyfus Family of Funds and series of BNY Mellon Funds Trust

Generally, each institutional investor will be required to open and maintain a single master account with the fund for all purposes.  Certain holders of Class I shares of the fund who meet the eligibility requirements for the purchase of Class Y shares of the fund and who do not require the fund, Dreyfus or the fund's distributor or their affiliates to make any shareholder servicing, sub-transfer agency, administrative or recordkeeping payments may have all of their Class I shares of the fund converted into Class Y shares of the fund.  Dreyfus, the fund's distributor or their affiliates will not provide any "revenue sharing" payments with respect to Class I shares converted into Class Y shares.

Institutions purchasing fund shares on behalf of their clients determine whether Class Y shares will be available for their clients.  Accordingly, the availability of Class Y shares of the fund will depend on the policies of the institutional investor.

CDSC Waivers

The fund's CDSC on Class A and C shares may be waived in the following cases:

●	permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased

●	redemptions made within one year of death or disability of the shareholder

●	redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70½

●	redemptions made through the fund's Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually

●	redemptions by Retirement Plans

Buying and Selling Shares

Dreyfus calculates fund NAVs as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is open for regular business.  Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity.  When calculating NAVs, Dreyfus values equity investments on the basis of market quotations or official closing prices.  Dreyfus generally values fixed-income investments based on values supplied by an independent pricing service approved by the fund's board.  The pricing service's procedures are reviewed under the general supervision of the board.  If market quotations or official closing prices or valuations from a pricing service are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board.  Fair value of investments may be determined by the fund's board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances.  Under certain circumstances, the fair value of foreign equity securities will be provided by an independent pricing service.  Using fair value to price investments may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values.  Forward currency contracts will be valued at the forward rate obtained from an independent pricing service approved by the fund's board.  ETFs will be valued at their market price.  Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors will not be able to purchase or sell (redeem) fund shares.

Investments in certain types of thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund's shares.  For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV.  If short-term investors in the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors.  Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund's NAV by short-term traders.  While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.  Please see "Shareholder Guide—General Policies" for further information about the fund's frequent trading policy.

Orders to buy and sell shares received by an authorized entity (such as a bank, broker-dealer or financial adviser, or 401(k) or other retirement plan that has entered into an agreement with the fund's distributor) by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

___________________________________

How to Buy Shares

By Mail.

Regular Accounts.  To open a regular account, complete an application and mail it, together with a check payable to The Dreyfus Family of Funds, to the appropriate address below.  To purchase additional shares in a regular account, mail a check payable to The Dreyfus Family of Funds (with your account number on your check), together with an investment slip, to the appropriate address below.

IRA Accounts.  To open an IRA account or make additional investments in an IRA account, be sure to specify the fund name and the year for which the contribution is being made.  When opening a new account include a completed IRA application, and when making additional investments include an investment slip.  Make checks payable to The Dreyfus Family of Funds, and mail to the appropriate address below.

Mailing Address.  If you are investing directly through the fund, mail to:

Dreyfus Shareholder Services
P.O. Box 9879
Providence, Rhode Island 02940-8079

If you are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan, mail to:

Dreyfus Institutional Department
P.O. Box 9882
Providence, Rhode Island 02940-8082

If you are applying for an Institutional Direct account, please contact your BNY Mellon relationship manager for mailing instructions.

Electronic Check or Wire.  To purchase shares in a regular or IRA account by wire or electronic check, please call 1-800-DREYFUS (inside the U.S. only) for more information.

Telephone or Online.  To purchase additional shares by telephone or online, you can call 1-800-DREYFUS (inside the U.S. only) or visit www.dreyfus.com to request your transaction.  In order to do so, you must have elected the Dreyfus TeleTransfer Privilege on your account application or a Shareholder Services Form.  See "Services for Fund Investors — Wire Redemption and Dreyfus TeleTransfer Privileges" for more information.  Institutional Direct accounts are not eligible for telephone or online services.

Automatically.  You may purchase additional shares in a regular or IRA account by selecting one of Dreyfus' automatic investment services made available to the fund on your account application or service application.  See "Services for Fund Investors."

The minimum initial and subsequent investment for regular accounts (other than for Class Y shares) is $1,000 and $100, respectively.  For Class Y shares, the minimum initial investment generally is $1,000,000, with no minimum subsequent investment.  The minimum initial investment for IRAs is $750, with no minimum subsequent investment.  The minimum initial investment for educational savings accounts is $500, with no minimum subsequent investment.  Subsequent investments made through Dreyfus TeleTransfer are subject to a $100 minimum and a $150,000 maximum.  All investments must be in U.S. dollars.  Third-party checks, cash, travelers' checks or money orders will not be accepted.  You may be charged a fee for any check that does not clear.

___________________________________

How to Sell Shares

You may sell (redeem) shares at any time.  Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity.  Any certificates representing fund shares being sold must be returned with your redemption request.  Your order will be processed promptly and you will generally receive the proceeds within a week.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge.  The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on fund shares you acquired by reinvesting your fund dividends.  As described above in this prospectus, there are certain instances when you may qualify to have the CDSC waived.  Consult your financial representative or refer to the SAI for additional details.

Before selling shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

●	if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

●	the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares

By Mail.

Regular Accounts.  To redeem shares in a regular account by mail, send a letter of instruction that includes your name, your account number, the name of the fund, the share class, the dollar amount to be redeemed and how and where to send the proceeds.  Mail your request to the appropriate address below.

IRA Accounts.  To redeem shares in an IRA account by mail, send a letter of instruction that includes all of the same information for regular accounts and indicate whether the distribution is qualified or premature and whether the 10% TEFRA should be withheld.  Mail your request to the appropriate address below.

Mailing Address.  If you invested directly through the fund, mail to:

Dreyfus Shareholder Services
P.O. Box 9879
Providence, Rhode Island 02940-8079

If you invested through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan, mail to:

Dreyfus Institutional Department
P.O. Box 9882
Providence, Rhode Island 02940-8082

A medallion signature guarantee is required for some written sell orders.  These include:

●	amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

●	requests to send the proceeds to a different payee or address

●	amounts of $100,000 or more

If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for mailing instructions.

A medallion signature guarantee helps protect against fraud.  You can obtain one from most banks or securities dealers, but not from a notary public.  For joint accounts, each signature must be guaranteed.  Please call to ensure that your medallion signature guarantee will be processed correctly.

Telephone or Online.  To redeem shares by telephone or online, call 1-800-DREYFUS (inside the U.S. only) or, for regular accounts, visit www.dreyfus.com to request your transaction.  Institutional Direct accounts are not eligible for telephone or online services.

By calling 1-800-DREYFUS (inside the U.S. only), you may speak to a Dreyfus representative and request that redemption proceeds be paid by check and mailed to your address of record (maximum $250,000 per day).  For redemption requests made online through www.dreyfus.com or through Dreyfus Express automated account access system, there is a $100,000 per day limit.

If the fund has your bank account information on file, you may request a wire via the Dreyfus Wire Redemption Privilege ($1,000 minimum) or electronic check via the Dreyfus TeleTransfer Privilege ($500 minimum) and proceeds will be wired or sent by electronic check, as applicable, to your bank account.  See "Services for Fund Investors — Wire Redemption and Dreyfus TeleTransfer Privileges" for more information.

Automatically.  You may sell shares in a regular account by completing a Dreyfus Automatic Withdrawal Form which you can obtain by calling 1-800-DREYFUS (inside the U.S. only), visiting www.dreyfus.com or contacting your financial representative.  For instructions on how to establish automatic withdrawals to sell shares in an IRA account, please call 1-800-DREYFUS (inside the U.S. only) or contact your financial representative.  See "Services For Fund Investors — Automatic Services."

___________________________________

General Policies

The fund and the fund's transfer agent are authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine.  You may be responsible for any fraudulent telephone or online order as long as the fund or the fund's transfer agent (as applicable) takes reasonable measures to confirm that the instructions are genuine.

The fund reserves the right to reject any purchase or exchange request in whole or in part.  All shareholder services and Privileges offered to shareholders may be modified or terminated at any time, except as otherwise stated in the fund's SAI.  Please see the fund's SAI for additional information on buying and selling shares, Privileges and other shareholder services.

The fund is designed for long-term investors.  Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs.  As a result, Dreyfus and the fund's board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations.  Dreyfus and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund also reserves the right to:

●	change or discontinue fund exchanges, or temporarily suspend exchanges during unusual market conditions

●	change its minimum or maximum investment amounts

●	delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)

●	"redeem in kind," or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)

●	refuse any purchase or exchange request, including those from any individual or group who, in Dreyfus' view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading.  A roundtrip consists of an investment that is substantially liquidated within 60 days.  Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans, Dreyfus Auto-Exchange Privileges, automatic non-discretionary rebalancing programs, and minimum required retirement distributions generally are not considered to be frequent trading.  For employer-sponsored benefit plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.

Dreyfus monitors selected transactions to identify frequent trading.  When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading.  Dreyfus considers the investor's trading history in other accounts under common ownership or control, in other Dreyfus Funds and BNY Mellon Funds and, if known, in non-affiliated mutual funds and accounts under common control.  These evaluations involve judgments that are inherently subjective, and while Dreyfus seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently.  In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests.  If Dreyfus concludes the account is likely to engage in frequent trading, Dreyfus may cancel or revoke the purchase or exchange on the following business day.  Dreyfus may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade.  At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated.  Dreyfus' ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited.  However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus and to provide Dreyfus, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts.  If Dreyfus determines that any such investor has engaged in frequent trading of fund shares, Dreyfus may require the intermediary to restrict or prohibit future purchases or exchanges of fund shares by that investor.

Certain retirement plans and intermediaries that maintain omnibus accounts with the fund may have developed policies designed to control frequent trading that may differ from the fund's policy.  At its sole discretion, the fund may permit such intermediaries to apply their own frequent trading policy.  If you are investing in fund shares through an intermediary (or in the case of a retirement plan, your plan sponsor), please contact the intermediary for information on the frequent trading policies applicable to your account.

To the extent the fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV.  As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage).  This type of frequent trading may dilute the value of fund shares held by other shareholders.  The fund has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

To the extent the fund significantly invests in thinly traded securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage).  Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests.  Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund's frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Small Account Policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12.  The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; IRA accounts; Education Savings Accounts; accounts participating in automatic investment programs; and accounts opened through a financial institution.

If your account falls below $500, the fund may ask you to increase your balance.  If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

____________________________

Distributions and Taxes

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends.  The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.  The fund normally pays dividends and capital gain distributions annually.  Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise.  There are no fees or sales charges on reinvestments.

Distributions paid by the fund are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account).  For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable as ordinary income.  Other fund distributions, including dividends from certain U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable as qualified dividends and capital gains, respectively.

Short sales are subject to special tax rules that will impact the character of gains and losses realized and affect the timing of income recognition.  Short sales entered into by the fund may increase the amount of ordinary income dividends received by shareholders and may impact the amount of qualified dividend income and income eligible for the dividends received deduction that it is able to pass through to shareholders.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value.  The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes.  A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund.  Because everyone's tax situation is unique, please consult your tax adviser before investing.

_____________________________

Services for Fund Investors

Automatic Services

Buying or selling shares automatically is easy with the services described below.  With each service, you select a schedule and amount, subject to certain restrictions.  If you purchase shares through a third party, the third party may impose different restrictions on these services and privileges, or may not make them available at all.  These services are not available for Class Y shares.  For information, call 1-800-DREYFUS (inside the U.S. only) or your financial representative.

Dreyfus Automatic Asset Builder® permits you to purchase fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you.  Fund shares are purchased by transferring funds from the bank account designated by you.

Dreyfus Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically through a payroll deduction.

Dreyfus Government Direct Deposit permits you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) automatically from your federal employment, Social Security or other regular federal government check.

Dreyfus Dividend Sweep permits you to automatically reinvest dividends and distributions from the fund into another Dreyfus Fund (not available for IRAs).

Dreyfus Auto-Exchange Privilege permits you to exchange at regular intervals your fund shares for shares of other Dreyfus Funds.

Dreyfus Automatic Withdrawal Plan permits you to make withdrawals (minimum of $50) on a specific day each month, quarter or semi-annual or annual period, provided your account balance is at least $5,000.  Any CDSC will be waived, as long as the amount of any withdrawal does not exceed on an annual basis 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

Fund Exchanges

Generally, you can exchange shares worth $500 or more (no minimum for retirement accounts) into shares of the same class, or another class in which you are eligible to invest, of another fund in the Dreyfus Family of Funds.  You can request your exchange by calling 1-800-DREYFUS (inside the U.S. only) or your financial representative.  If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for mailing instructions.  Be sure to read the current prospectus for any fund into which you are exchanging before investing.  Any new account established through an exchange generally will have the same privileges as your original account (as long as they are available).  There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one.

Your exchange request will be processed on the same business day it is received in proper form, provided that each fund is open at the time of the request.  If the exchange is accepted at a time of day after one or both of the funds is closed (i.e., at a time after the NAV for the fund has been calculated for that business day), the exchange will be processed on the next business day.  See the SAI for more information regarding exchanges.

Wire Redemption and Dreyfus TeleTransfer Privileges

To redeem shares from your Dreyfus Fund account with a phone call (for regular or IRA accounts) or online (for regular accounts only), use the Wire Redemption Privilege or the Dreyfus TeleTransfer Privilege.  To purchase additional shares of your Dreyfus Fund account with a phone call (for regular or IRA accounts) or online (for regular accounts only), use the Dreyfus TeleTransfer Privilege.  You can set up the Wire Redemption Privilege and Dreyfus TeleTransfer Privilege on your account by providing bank account information and following the instructions on your application or, if your account has already been established, a Shareholder Services Form which you can obtain by calling 1-800-DREYFUS (inside the U.S. only), visiting www.dreyfus.com or by contacting your financial representative.  Shares held in an Education Savings Account may not be redeemed through the Wire Redemption or Dreyfus TeleTransfer Privileges.  Institutional Direct accounts are not eligible for the Wire Redemption or Dreyfus TeleTransfer Privileges.

Account Statements

Every Dreyfus Fund investor automatically receives regular account statements.  You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Reinvestment Privilege

If you redeem Class A shares of the fund, you can reinvest in the same account of the fund up to the number of Class A shares you redeemed at the current share price without paying a sales charge.  If you paid a CDSC, it will be credited back to your account.  This privilege may be used only once and your reinvestment request must be received in writing by the fund within 45 days of the redemption.

Dreyfus Express® Voice-Activated Account Access

You can check your Dreyfus account balances, get fund price and performance information, order documents and much more, by calling 1-800-DREYFUS (inside the U.S. only) and using the Dreyfus Express® Voice-Activated System.  You may also be able to purchase fund shares and/or transfer money between your Dreyfus Funds using Dreyfus Express®.  Certain requests require the services of a representative.

_____________________________

Financial Highlights

As a new fund, financial highlights information is not available for the fund as of the date of this prospectus.

FOR MORE INFORMATION

Dreyfus Select Managers Long/Short Equity Fund
A series of Dreyfus BNY Mellon Funds, Inc.
SEC file number:  811-_____

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year.  The fund's most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies.  A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC).  The SAI is incorporated by reference (and is legally considered part of this prospectus).

Portfolio Holdings

Dreyfus funds generally disclose their complete schedule of portfolio holdings monthly with a 30-day lag at www.dreyfus.com under Products and Performance.  Complete holdings as of the end of the calendar quarter are disclosed 15 days after the end of such quarter.  Dreyfus money market funds generally disclose their complete schedule of holdings daily.  The schedule of holdings for a fund will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI and at www.dreyfus.com.

To Obtain Information

By telephone.  Call 1-800-DREYFUS (inside the U.S. only)

By mail.
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail.  Send your request to info@dreyfus.com

On the Internet.  Certain fund documents can be viewed online or downloaded from:

SEC:  http://www.sec.gov

Dreyfus:  http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-1520.

© 2014 MBSC Securities Corporation

The information in this Prospectus is not complete and may be changed.  These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective.  The Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, dated January 24, 2014

DREYFUS TOBAM EMERGING MARKETS FUND
[LOGO]	_______________
Prospectus
___________, 2014

Class	Ticker
A
C
I
Y

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.
[LOGO]
BNY MELLON
CONTENTS

Fund Summary
Fund Summary
Fund Details
Goal and Approach
Investment Risks
Management
Shareholder Guide
Choosing a Share Class
Buying and Selling Shares
General Policies
Distributions and Taxes
Services for Fund Investors
Financial Highlights
For More Information
See back cover.

FUND SUMMARY

Investment Objective

The fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds.  More information about these and other discounts is available from your financial professional and in the Shareholder Guide section beginning on page [__] of this prospectus and in the How to Buy Shares section and the Additional Information About How to Buy Shares section beginning on page II-1 and page III-1, respectively, of the fund's Statement of Additional Information.

	Class A	Class C	Class I	Class Y
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	none	none	none

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none*	1.00	none	none

Maximum redemption fee (as a percentage of transaction amount, charged only when selling shares you have owned for less than 60 days)	2.00	2.00	2.00	2.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class Y

Management fees
Distribution (12b-1) fees	none	.75	none	none
Other expenses (including shareholder services fees) **
Total annual fund operating expenses
Fee waiver and/or expense reimbursement***
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)
____________
*  Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

**   Other expenses are based on estimated amounts for the current fiscal year.

***  The fund's investment adviser, The Dreyfus Corporation has contractually agreed, until ______, 2015, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed ____%.  On or after ______, 2015, The Dreyfus Corporation may terminate this expense limitation at any time.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.  The one-year example and the first year of the three-years example are based on net operating expenses, which reflect the expense waiver/reimbursement by The Dreyfus Corporation.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A	$	$
Class C	$	$
Class I	$	$
Class Y	$	$

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
Class A	$	$
Class C	$	$
Class I	$	$
Class Y	$	$

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities (or derivative or other strategic instruments with similar economic characteristics) of companies organized or with their principal place of business, or majority of assets or business, in emerging market countries.  The fund considers emerging market countries to be all countries represented in the Morgan Stanley Capital International Emerging Markets Index (MSCI® EM Index).  The MSCI® EM Index is a free float-adjusted, market capitalization-weighted index designed to measure the equity performance of emerging market countries in Africa, Asia, Europe, Latin America, and the Middle East.  The fund may invest in equity securities of companies with any market capitalization.

TOBAM, the fund's subadviser, seeks to maximize the fund's portfolio diversification in terms of various risk metrics by applying a systematic, quantitative investment approach designed to identify securities of emerging market issuers included in the MSCI® EM Index that have the lowest possible correlation to each other for inclusion in the fund's portfolio.  The subadviser uses its patented Anti-Benchmark® Maximum Diversification® model to construct a portfolio consisting of securities of emerging market issuers that it believes offers the most diversification potential and avoids the concentration risk that exists in traditional market capitalization-weighted indices.  The fund's portfolio managers focus on stock selection as opposed to making proactive decisions as to country, industry or sector exposure.

The fund may, but is not required to, use derivative or other strategic instruments, principally options, futures and options on futures, contracts for difference, forward contracts and swap agreements (including total return swaps), as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, as part of a hedging strategy or for other purposes related to the management of the fund.  To the extent such instruments have similar economic characteristics to equity securities as described in the fund's policy with respect to the investment of at least 80% of its net assets, these investments will be considered investments included within such policy.

Principal Risks

An investment in the fund is not a bank deposit.  It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.  It is not a complete investment program.  The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

●
Risks of stock investing.  Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods.  There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices.  The market value of a stock may decline due to general weakness in the stock market or because of factors that affect the company or its particular industry.

●
Country, industry and market sector risk.  The fund may significantly overweight or underweight, relative to the MSCI® EM Index, certain countries, companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those countries, companies, industries or sectors.

●
Foreign investment risk.  To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers.  Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.  Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.

●
Emerging market risk.  The securities of issuers located in emerging markets tend to be more volatile and less liquid than the securities of issuers located in more mature economies, and emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.  The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price.

●
Foreign currency risk.  Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged.  Currency exchange rates may fluctuate significantly over short periods of time.  Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

●
Growth and value stock risk.  By investing in a mix of growth and value companies, the fund assumes the risk of both.  Investors often expect growth companies to increase their earnings at a certain rate.  If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase.  In addition, growth stocks may lack the dividend yield that can cushion stock prices in market downturns.  Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth, or the expected value was misgauged.  They also may decline in price even though in theory they are already undervalued.

●
Market capitalization risk (small-, mid- and large-cap stock risk).  To the extent the fund emphasizes small-, mid-, or large-cap stocks, it will assume the associated risks.  To the extent the fund invests in small- and mid-cap companies, it will be subject to additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies.  The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.  These companies may have limited product lines, markets or financial resources, or may depend on a limited management group.

●
Derivatives risk.  A small investment in derivatives could have a potentially large impact on the fund's performance.  The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.  Derivatives can be highly volatile, illiquid and difficult to value.  Certain types of derivatives, including contracts for difference, swap agreements, forward contracts and over-the-counter options, involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk and pricing risk.

●
Liquidity risk.  When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value.  In such a market, the value of such securities and the fund's share price may fall dramatically.  Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities.

Performance

As a new fund, past performance information is not available for the fund as of the date of this prospectus.  Annual performance returns provide some indication of the risks of investing in the fund by showing changes in performance from year to year.  Comparison of fund performance to an appropriate index indicates how the fund's average annual returns compare with those of a broad measure of market performance.  The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.  Within a reasonable period of time after the fund commences operations, performance information will be available at www.dreyfus.com.

Portfolio Management

The fund's investment adviser is The Dreyfus Corporation and the fund's subadviser is TOBAM.  Investment decisions for the fund are made by a team of investment professionals at TOBAM.  The team members primarily responsible for managing the fund since the fund's inception in 2014 are Ayaaz Allymun, Guillaume Toison, Nicolas Mejri and Nicolas Bégorre.  Mr. Allymun is head of trading, Messrs. Toison and Mejri are portfolio managers, and Mr. Bégorre is a portfolio management software developer at TOBAM.

Purchase and Sale of Fund Shares

In general, for each share class, other than Class Y, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100.  For Class Y shares, the minimum initial investment generally is $1,000,000, with no minimum subsequent investment.  You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com.  If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan, you may mail your request to sell shares to Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082.  If you invested directly through the fund, you may mail your request to sell shares to Dreyfus Shareholder Services, P.O. Box 9879, Providence, Rhode Island 02940-8079.  If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares (other than Class Y shares) through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

FUND DETAILS

Goal and Approach

The fund seeks long-term capital appreciation.  To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities (or derivative or other strategic instruments with similar economic characteristics) of companies organized or with their principal place of business, or majority of assets or business, in emerging market countries.  The fund's investment objective and the policy with respect to the investment of 80% of its net assets may be changed by the fund's board, upon 60 days' prior notice to shareholders.  The fund considers emerging market countries to be all countries represented in the Morgan Stanley Capital International Emerging Markets Index (MSCI® EM Index).  The MSCI® EM Index is a free float-adjusted, market capitalization-weighted index designed to measure the equity performance of emerging market countries in Africa, Asia, Europe, Latin America, and the Middle East.  The fund invests principally in common stocks, but its equity investments also may include preferred stocks, including those purchased in initial public offerings (IPOs) or shortly thereafter.

The fund may gain exposure to certain issuers and markets by investing in participatory notes issued by banks, broker/dealers and other financial institutions or other structured or derivative instruments that are designed to replicate, or otherwise provide exposure to, the performance of such issuers and markets.  The fund also may invest in depositary receipts, such as American Depositary Receipts and Global Depositary Receipts, which represent indirect ownership interest in publicly-traded securities of non-U.S. issuers, and publicly-traded real estate investment trust securities (REITs).  REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests.  The fund may invest in equity securities of companies with any market capitalization.

TOBAM, the fund's subadviser, seeks to maximize the fund's portfolio diversification in terms of various risk metrics by applying a systematic, quantitative investment approach designed to identify securities of emerging market issuers included in the MSCI® EM Index that have the lowest possible correlation to each other for inclusion in the fund's portfolio.  The subadviser uses its patented Anti-Benchmark® Maximum Diversification® model to construct a portfolio consisting of securities of emerging market issuers that it believes offers the most diversification potential and avoids the concentration risk that exists in traditional market capitalization-weighted indices.  The fund's portfolio managers focus on stock selection as opposed to making proactive decisions as to country, industry or sector exposure.

The fund's subadviser considers whether a security is diversifying in relation to the rest of the fund's portfolio, and its inclusion in the fund's portfolio is based primarily on the determination of whether the security has low correlation with the other securities in the investment universe which are included in the portfolio.  The fund's portfolio managers seek to construct a well-diversified portfolio of emerging market securities that will have the lowest possible correlation to each other and generally a lower volatility than the MSCI® EM Index.  Securities are bought or sold in relation to their relative diversification benefits within the fund's portfolio.  A security will be removed from the portfolio when the portfolio managers believe it no longer provides a benefit in terms of diversification relative to the other securities in the fund's portfolio.  Conversely, a new security will be added to the fund's portfolio when the portfolio managers believe it presents a meaningful diversification benefit.

The fund's portfolio managers assess and seek to manage the overall risk profile of the fund's portfolio, so that no single security represents a disproportionate amount of the portfolio's total risk, and closely manage trading costs, liquidity and portfolio turnover.  The fund's subadviser will rebalance the fund's portfolio quarterly, which will result in changes in fund holdings.  The fund's subadviser may enhance the Anti-Benchmark® Maximum Diversification® model from time to time, depending on its ongoing research efforts.

The fund may, but is not required to, use derivative or other strategic instruments, principally options, futures and options on futures (including those relating to stocks, indices and foreign currencies), contracts for difference, forward contracts and swap agreements (including total return swaps), as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, as part of a hedging strategy or for other purposes related to the management of the fund.  To the extent such instruments have similar economic characteristics to equity securities as described in the fund's policy with respect to the investment of at least 80% of its net assets, these investments will be considered investments included within such policy.  A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more underlying investments, indices or currencies.  Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets.  Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market.  Contracts for difference generally are used to obtain long or short exposure to securities or a securities index without owning or taking physical custody of such securities.  The fund also may make forward commitments in which the fund agrees to buy or sell a security in the future at an agreed upon price.  Although not a principal investment strategy, the fund may invest in exchange-traded funds (ETFs) and may lend its portfolio securities to seek to generate additional return.

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Investment Risks

An investment in the fund is not a bank deposit.  It is not insured or guaranteed by the FDIC or any other government agency.  It is not a complete investment program.  The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

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Risks of stock investing.  Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods.  There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices.  The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally.  A security's market value also may decline because of factors that affect a particular industry, such as labor shortages or increased production costs and competitive conditions within an industry, or factors that affect a particular company, such as management performance, financial leverage, and reduced demand for the company's products or services.

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Country, industry and market sector risk.  The fund may significantly overweight or underweight, relative to the MSCI® EM Index, certain countries, companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those countries, companies, industries or sectors.

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Foreign investment risk.  To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers.  Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.  Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.

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Emerging market risk.  Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price.  In particular, countries with emerging markets may have relatively unstable governments, may present the risk of sudden adverse government or regulatory action and even nationalization of businesses, may have restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries.  The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates.  Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult. Transaction settlement and dividend collection procedures also may be less reliable in emerging markets than in developed markets.

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Foreign currency risk.  Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged.  Currency exchange rates may fluctuate significantly over short periods of time.  Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

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Growth and value stock risk.  By investing in a mix of growth and value companies, the fund assumes the risk of both.  Investors often expect growth companies to increase their earnings at a certain rate.  If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase.  In addition, growth stocks may lack the dividend yield that can cushion stock prices in market downturns.  Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth, or the expected value was misgauged.  They also may decline in price even though in theory they are already undervalued.

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Market capitalization risk (small-, mid- and large-cap stock risk).  To the extent the fund emphasizes small-, mid-, or large-cap stocks, it will assume the associated risks.  At any given time, any of these market capitalizations may be out of favor with investors.  Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities affecting their business.  To the extent the fund invests in small- and mid-cap companies, it will be subject to additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies.  The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.  These companies may have limited product lines, markets or financial resources, or may depend on a limited management group.  Some of the fund's investments will rise and fall based on investor perception rather than economic factors.  Other investments are made in anticipation of future products, services or events whose delay or cancellation could cause the stock price to drop.

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Derivatives risk.  A small investment in derivatives could have a potentially large impact on the fund's performance.  The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund's other investments.  Derivative instruments, such as contracts for difference, swap agreements, forward contracts and over-the-counter options, also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.  Many of the regulatory protections afforded participants on organized exchanges for futures contracts and exchange-traded options, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter derivative transactions.  Certain types of derivatives, including contracts for difference, swaps, forward contracts and other over-the-counter transactions, involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk and pricing risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself.  Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The fund may be required to segregate liquid assets, or otherwise cover its obligations, relating to the fund's transactions in derivatives.  These requirements assume the obligation is for full payment of the value of the underlying instrument, in cash or by physical delivery, at the settlement date; thus, the fund must set aside liquid assets equal to such derivatives contract's full notional value (generally, the total numerical value of the asset underlying a derivatives contract at the time of valuation) while the positions are open.  If the derivatives contract provides for periodic cash settlement during the term of the transaction or cash payment of the gain or loss under the transaction at the settlement date, the fund may segregate liquid assets in an amount equal to the fund's daily marked-to-market net obligation (i.e., the fund's daily net liability) under the contract, if any.  By setting aside assets equal to only its net obligations, the fund may employ leverage to a greater extent than if the fund were required to segregate assets equal to the full notional value of such contracts.  Future rules and regulations of the Securities and Exchange Commission (SEC) may impact the fund's operations as described in this prospectus.

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Liquidity risk.  When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value.  In such a market, the value of such securities and the fund's share price may fall dramatically.  Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities. Liquidity risk also exists when a particular derivative instrument is difficult to purchase or sell.  If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately-negotiated derivatives, including contracts for difference and swap agreements), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

In addition to the principal risks described above, the fund is subject to the following additional risks:

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Depositary receipts risk.  Depositary receipts may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities.  Certain countries may limit the ability to convert depositary receipts into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related depositary receipt.  In addition, holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of the depositary receipts with respect to the deposited securities.

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Risk of investing in participatory notes.  Investing in participatory notes involves the same risks associated with a direct investment in the shares of the companies the notes seek to replicate.  However, the performance results of participatory notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses.  In addition, participatory notes are subject to counterparty risk since the notes constitute general unsecured contractual obligations of the issuing financial institutions, and the fund is relying on the creditworthiness of such institutions and has no rights under the participatory notes against the issuers of the stocks underlying such notes.  Participatory notes may be considered illiquid.

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Preferred stock risk.  Preferred stock is a class of a capital stock that typically pays dividends at a specified rate.  Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer.  The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer's ability to make payments on the preferred stock.

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Leverage risk.  The use of leverage, such as lending portfolio securities, entering into contracts for difference, swaps, futures contracts or forward currency contracts and engaging in forward commitment transactions, may magnify the fund's gains or losses.

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ETF risk.  The risks of investing in ETFs typically reflect the risks associated with the types of instruments in which the ETFs invest.  When the fund invests in an ETF, shareholders of the fund will bear indirectly their proportionate share of the expenses of the ETF (including management fees) in addition to the expenses of the fund.  ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index.  The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions.  Additional risks of investments in ETFs include: (i) the market price of an ETF's shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges' officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally.  The fund will incur brokerage costs when purchasing and selling shares of ETFs.

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REIT risk.  Investments in REITs expose the fund to risks similar to investing directly in real estate.  The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill.  They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the Investment Company Act of 1940, as amended.

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Forward commitments risk.  The purchase or sale of securities on a forward commitment basis means delivery and payment take place at a future date at a predetermined price.  When purchasing a security on a forward commitment basis, the fund would assume the risks of ownership of the security, including the risk of price fluctuations, and takes such fluctuations into account when determining its net asset value.

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IPO risk.  The prices of securities purchased in IPOs can be very volatile.  The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value.  As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

●	Portfolio turnover risk. The fund may engage in short-term trading, which could produce higher transactions costs and taxable distributions, and lower the fund's after-tax performance.

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Other potential risks.  The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of loaned securities.  If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities, or hold cash.  Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market.  During such periods, the fund may not achieve its investment objective.

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Management

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166.  Founded in 1947, Dreyfus manages approximately $___ billion in ___ mutual fund portfolios.  The fund has agreed to pay Dreyfus a management fee at the annual rate of ___% of the fund's average daily net assets.  A discussion regarding the basis for the board's approving the fund's management agreement with Dreyfus will be available in the fund's semi-annual report for the period ending _____, 2014.  Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients manage and service their financial assets, operating in __ countries and serving more than 100 markets.  BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace.  BNY Mellon has $___ trillion in assets under custody and administration and $___ trillion in assets under management.  BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation.  BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies.  Additional information is available at www.bnymellon.com.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success.  For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions.  This approach is designed to provide each fund with a distinct, stable identity.

Dreyfus has engaged TOBAM to serve as the fund's subadviser.  TOBAM is a registered investment adviser founded in 2006.  TOBAM is authorized in France as a French simplified limited company and is regulated by the Autorité des Marchés Financiers.  TOBAM also has been regulated by the SEC since 2011.  As of December 31, 2013, TOBAM managed approximately $5.5 billion in assets.  TOBAM, subject to Dreyfus' supervision and approval, will provide the day-to-day management of the fund's assets.

Investment decisions for the fund are made by a team of investment professionals at TOBAM.  The team members primarily responsible for managing the fund since the fund's inception in 2014 are Ayaaz Allymun, Guillaume Toison, Nicolas Mejri and Nicolas Bégorre.  Mr. Allymun is head of trading at TOBAM, where he has been employed since 2008.  Mr. Toison is a portfolio manager at TOBAM, where he has been employed since 2006.  Mr. Mejri is a portfolio manager at TOBAM, where he has been employed since 2007.  Mr. Bégorre is a portfolio management software developer at TOBAM, where he has been employed since 2010.  Prior thereto, Mr. Bégorre was a Sungard consultant for Credit Agricole Asset Management.

Dreyfus has obtained from the SEC an exemptive order, upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the fund's board, to enter into and materially amend sub-investment advisory agreements with one or more subadvisers who are either unaffiliated or are wholly-owned subsidiaries (as defined in the Investment Company Act of 1940, as amended) of Dreyfus' ultimate parent company, BNY Mellon, without obtaining shareholder approval.  The order also relieves the fund from disclosing the sub-investment advisory fee paid by Dreyfus to an unaffiliated subadviser in documents filed with the SEC and provided to shareholders.  In addition, pursuant to the order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a subadviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus.  Dreyfus has ultimate responsibility (subject to oversight by the fund's board) to supervise any subadviser and recommend the hiring, termination, and replacement of any subadviser to the fund's board.  Currently, the fund has selected TOBAM to manage all of the fund's assets.  One of the conditions of the order is that the fund's board, including a majority of the "non-interested" board members, must approve each new subadviser.  In addition, the fund is required to provide shareholders with information about each new subadviser within 90 days of the hiring of any new subadviser.

The fund's Statement of Additional Information (SAI) provides additional portfolio manager information, including compensation, other accounts managed and ownership of fund shares.

MBSC Securities Corporation (MBSC), a wholly-owned subsidiary of Dreyfus, serves as distributor of the fund and of the other funds in the Dreyfus Family of Funds.  Any Rule 12b-1 fees and shareholder services fees, as applicable, are paid to MBSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance, respectively.  Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds or provide other services.  Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those intermediaries.  Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments.  These payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary.  Cash compensation also may be paid from Dreyfus' or MBSC's own resources to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs.  These payments sometimes are referred to as "revenue sharing."  From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations.  In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you.  Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, Dreyfus, TOBAM and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund.  Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures.  The primary purpose of the respective codes is to ensure that personal trading by employees does not disadvantage any fund managed by Dreyfus or its affiliates.

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SHAREHOLDER GUIDE

Choosing a Share Class

The fund is designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan.  Third parties with whom you open a fund account may impose policies, limitations and fees that are different from those described in this prospectus.  Consult a representative of your plan or financial institution for further information.

This prospectus offers Class A, C, I and Y shares of the fund.

Your financial representative may receive different compensation for selling one class of shares than for selling another class.  It is important to remember that any contingent deferred sales charge (CDSC) or Rule 12b-1 fees have the same purpose as the front-end sales charge:  to compensate the distributor for concessions and expenses it pays to dealers and financial institutions in connection with the sale of fund shares.  A CDSC is not charged on fund shares acquired through the reinvestment of fund dividends.  Because the Rule 12b-1 fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

The different classes of fund shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices.  When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge.

A complete description of these classes follows.  You should review these arrangements with your financial representative before determining which class to invest in.

Class A Shares

When you invest in Class A shares, you pay the public offering price, which is the share price, or net asset value (NAV), plus the initial sales charge that may apply to your purchase.  The amount of the initial sales charge is based on the size of your investment, as the following table shows.  We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers").  Class A shares are subject to an annual shareholder services fee of .25% paid to the fund's distributor for shareholder account service and maintenance.

Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class C shares.  Nevertheless, you are usually better off purchasing Class A shares, rather than Class C shares, and paying an up-front sales charge if you:

●	plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class C shares may eventually exceed the cost of the up-front sales charge; and

●	qualify for a reduced or waived sales charge

If you invest $1 million or more (and are not eligible to purchase Class I or Y shares), Class A shares will always be the most advantageous choice.

	Total Sales Load—Class A Shares
Amount of Transaction	As a % of Offering Price per Share	As a % of Net Asset Value per Share

Less than $50,000	5.75	6.10

$50,000 to less than $100,000	4.50	4.71

$100,000 to less than $250,000	3.50	3.63

$250,000 to less than $500,000	2.50	2.56

$500,000 to less than $1,000,000	2.00	2.04

$1,000,000 or more	-0-	-0-

No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase.

Sales Charge Reductions and Waivers

To receive a reduction or waiver of your initial sales charge, you must let your financial intermediary or the fund know at the time you purchase shares that you qualify for such a reduction or waiver.  If you do not let your financial intermediary or the fund know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled.  In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund with evidence of your qualification for the reduction or waiver, such as records regarding shares of certain Dreyfus Funds held in accounts with that financial intermediary and other financial intermediaries.  Additional information regarding reductions and waivers of sales loads is available, free of charge, at www.dreyfus.com and in the SAI.

You can reduce your initial sales charge in the following ways:

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Rights of accumulation.  You can count toward the amount of your investment your total account value in all share classes of the fund and certain other Dreyfus Funds that are subject to a sales charge.  For example, if you have $1 million invested in shares of certain other Dreyfus Funds that are subject to a sales charge, you can invest in Class A shares of any fund without an initial sales charge.  We may terminate or change this privilege at any time on written notice.

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Letter of intent.  You can sign a letter of intent, in which you agree to invest a certain amount (your goal) in the fund and certain other Dreyfus Funds over a 13-month period, and your initial sales charge will be based on your goal.  A 90-day back-dated period can also be used to count previous purchases toward your goal.  Your goal must be at least $50,000, and your initial investment must be at least $5,000.  The sales charge will be adjusted if you do not meet your goal.

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Combine with family members.  You can also count toward the amount of your investment all investments in certain other Dreyfus Funds, in any class of shares that is subject to a sales charge, by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent.  Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges.  See "How to Buy Shares" in the SAI.

Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities:

●	full-time or part-time employees, and their family members, of Dreyfus or any of its affiliates

●	board members of Dreyfus and board members of the Dreyfus Family of Funds

●	full-time employees, and their family members, of financial institutions that have entered into selling agreements with the fund's distributor

●	"wrap" accounts for the benefit of clients of financial institutions, provided they have entered into an agreement with the fund's distributor specifying operating policies and standards

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qualified separate accounts maintained by an insurance company; any state, county or city or instrumentality thereof; and charitable organizations investing $50,000 or more in fund shares and charitable remainder trusts, provided that such Class A shares are purchased directly through the fund's distributor

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investors who purchase Class A shares directly through the fund's distributor, and either (i) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account with the distributor in a Dreyfus-managed fund since on or before February 28, 2006, or (ii) such purchase is for a self-directed investment account that may or may not be subject to a transaction fee

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investors who participate in a self-directed investment brokerage account program offered by a financial intermediary that has entered into an agreement with the fund's distributor.  Financial intermediaries offering self-directed investment brokerage accounts may or may not charge their customers a transaction fee

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investors with the cash proceeds from the investor's exercise of stock options and/or disposition of stock related to employment-based stock plans, whether invested in the fund directly or indirectly through an exchange from a Dreyfus money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the fund's distributor specifically relating to administering employment-based stock plans.  Upon establishing the account in the fund or the Dreyfus money market fund, the investor and the investor's spouse and minor children become eligible to purchase Class A shares of the fund at NAV, whether or not the investor uses the proceeds of the employment-based stock plan to establish the account

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members of qualified affinity groups who purchase Class A shares directly through the fund's distributor, provided that the qualified affinity group has entered into an affinity agreement with the distributor

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employees participating in qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities, trade or labor unions, or state and local governments (Retirement Plans), but not including IRAs, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pension Plans (SEP-IRAs), Salary Reduction Simplified Employee Pension Plans (SARSEPs) or Savings Incentive Match Plans for Employees (SIMPLE IRAs)

●
shareholders in Dreyfus-sponsored IRA rollover accounts funded with the distribution proceeds from Retirement Plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a Retirement Plan, the rollover is processed through an entity that has entered into an agreement with the fund's distributor specifically relating to processing rollovers.  Upon establishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A shares of the fund at NAV in such account

Class C Shares

Since you pay no initial sales charge, an investment of less than $1 million in Class C shares buys more shares than the same investment would in Class A shares.  However, Class C shares are subject to an annual Rule 12b-1 fee of .75% and an annual shareholder services fee of .25%.  Because the Rule 12b-1 fees are paid out of the fund's assets attributable to Class C on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges, such as the initial sales charge on Class A shares.  Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

Because Class A shares will always be a more favorable investment than Class C shares for investments of $1 million or more, the fund will generally not accept a purchase order for Class C shares in the amount of $1 million or more.  While the fund will take reasonable steps to prevent investments of $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class I Shares

Since you pay no initial sales charge, an investment of less than $1 million in Class I shares buys more shares than the same investment would in a class of shares subject to an initial sales charge.  There is also no CDSC imposed on redemptions of Class I shares, and you do not pay any ongoing service or distribution fees.

Class I shares may be purchased by:

●	bank trust departments, trust companies and insurance companies that have entered into agreements with the fund's distributor to offer Class I shares to their clients

●
institutional investors acting in a fiduciary, advisory, agency, custodial or similar capacity for Retirement Plans and SEP-IRAs that have entered into agreements with the fund's distributor to offer Class I shares to such plans and are not eligible to purchase Class Y shares

●	law firms or attorneys acting as trustees or executors/administrators

●	foundations and endowments that make an initial investment in the fund of at least $1 million and are not eligible to purchase Class Y shares

●
sponsors of college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code, that maintain an omnibus account with the fund and do not require shareholder tax reporting or 529 account support responsibilities from the fund's distributor

●	advisory fee-based accounts offered through financial intermediaries who, depending on the structure of the selected advisory platform, make Class I shares available

●	certain institutional clients of a BNY Mellon investment advisory subsidiary, provided that such clients are approved by Dreyfus and are not eligible to purchase Class Y shares

●	unaffiliated investment companies approved by the fund's distributor

Institutions purchasing fund shares on behalf of their clients determine whether Class I shares will be available for their clients.  Accordingly, the availability of Class I shares of the fund will depend on the policies of the institutional investor.

Class Y Shares

Class Y shares are not subject to an initial sales charge or any service or distribution fees.  There also is no CDSC imposed on redemptions of Class Y shares.  The fund, Dreyfus or the fund's distributor or their affiliates will not make any shareholder servicing, sub-transfer agency, administrative or recordkeeping payments, nor will Dreyfus or the fund's distributor or their affiliates provide any "revenue sharing" payments, with respect to Class Y shares.

Class Y shares of the fund may be purchased by:

●
institutional investors, acting for themselves or on behalf of their clients, that have entered into an agreement with the fund's distributor and, except as otherwise may be approved by Dreyfus with respect to certain Retirement Plans, that make an initial investment in Class Y shares of the fund of at least $1 million

●
certain institutional clients of a BNY Mellon investment advisory subsidiary, provided that such clients are approved by Dreyfus and make an initial investment in Class Y shares of the fund of at least $1 million

●	certain funds in the Dreyfus Family of Funds and series of BNY Mellon Funds Trust

Generally, each institutional investor will be required to open and maintain a single master account with the fund for all purposes.  Certain holders of Class I shares of the fund who meet the eligibility requirements for the purchase of Class Y shares of the fund and who do not require the fund, Dreyfus or the fund's distributor or their affiliates to make any shareholder servicing, sub-transfer agency, administrative or recordkeeping payments may have all of their Class I shares of the fund converted into Class Y shares of the fund.  Dreyfus, the fund's distributor or their affiliates will not provide any "revenue sharing" payments with respect to Class I shares converted into Class Y shares.

Institutions purchasing fund shares on behalf of their clients determine whether Class Y shares will be available for their clients.  Accordingly, the availability of Class Y shares of the fund will depend on the policies of the institutional investor.

CDSC Waivers

The fund's CDSC on Class A and C shares may be waived in the following cases:

●	permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased

●	redemptions made within one year of death or disability of the shareholder

●	redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70½

●	redemptions made through the fund's Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually

●	redemptions by Retirement Plans

Buying and Selling Shares

Dreyfus calculates fund NAVs as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is open for regular business.  Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity.  When calculating NAVs, Dreyfus values equity investments on the basis of market quotations or official closing prices.  Dreyfus generally values fixed-income investments based on values supplied by an independent pricing service approved by the fund's board.  The pricing service's procedures are reviewed under the general supervision of the board.  If market quotations or official closing prices or valuations from a pricing service are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board.  Fair value of investments may be determined by the fund's board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances.  Under certain circumstances, the fair value of foreign equity securities will be provided by an independent pricing service.  Using fair value to price investments may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values.  Forward currency contracts will be valued at the forward rate obtained from an independent pricing service approved by the fund's board.  ETFs will be valued at their market price.  Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors will not be able to purchase or sell (redeem) fund shares.

Investments in certain types of thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund's shares.  For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV.  If short-term investors in the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors.  Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund's NAV by short-term traders.  While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.  Please see "Shareholder Guide—General Policies" for further information about the fund's frequent trading policy.

Orders to buy and sell shares received by an authorized entity (such as a bank, broker-dealer or financial adviser, or 401(k) or other retirement plan that has entered into an agreement with the fund's distributor) by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

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How to Buy Shares

By Mail.

Regular Accounts.  To open a regular account, complete an application and mail it, together with a check payable to The Dreyfus Family of Funds, to the appropriate address below.  To purchase additional shares in a regular account, mail a check payable to The Dreyfus Family of Funds (with your account number on your check), together with an investment slip, to the appropriate address below.

IRA Accounts.  To open an IRA account or make additional investments in an IRA account, be sure to specify the fund name and the year for which the contribution is being made.  When opening a new account include a completed IRA application, and when making additional investments include an investment slip.  Make checks payable to The Dreyfus Family of Funds, and mail to the appropriate address below.

Mailing Address.  If you are investing directly through the fund, mail to:

Dreyfus Shareholder Services
P.O. Box 9879
Providence, Rhode Island 02940-8079

If you are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan, mail to:

Dreyfus Institutional Department
P.O. Box 9882
Providence, Rhode Island 02940-8082

If you are applying for an Institutional Direct account, please contact your BNY Mellon relationship manager for mailing instructions.

Electronic Check or Wire.  To purchase shares in a regular or IRA account by wire or electronic check, please call 1-800-DREYFUS (inside the U.S. only) for more information.

Telephone or Online.  To purchase additional shares by telephone or online, you can call 1-800-DREYFUS (inside the U.S. only) or visit www.dreyfus.com to request your transaction.  In order to do so, you must have elected the Dreyfus TeleTransfer Privilege on your account application or a Shareholder Services Form.  See "Services for Fund Investors — Wire Redemption and Dreyfus TeleTransfer Privileges" for more information.  Institutional Direct accounts are not eligible for online services.

Automatically.  You may purchase additional shares in a regular or IRA account by selecting one of Dreyfus' automatic investment services made available to the fund on your account application or service application.  See "Services for Fund Investors."

The minimum initial and subsequent investment for regular accounts (other than for Class Y shares) is $1,000 and $100, respectively.  For Class Y shares, the minimum initial investment generally is $1,000,000, with no minimum subsequent investment.  The minimum initial investment for IRAs is $750, with no minimum subsequent investment.  The minimum initial investment for educational savings accounts is $500, with no minimum subsequent investment.  Subsequent investments made through Dreyfus TeleTransfer are subject to a $100 minimum and a $150,000 maximum.  All investments must be in U.S. dollars.  Third-party checks, cash, travelers' checks or money orders will not be accepted.  You may be charged a fee for any check that does not clear.

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How to Sell Shares

You may sell (redeem) shares at any time.  Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity.  Any certificates representing fund shares being sold must be returned with your redemption request.  Your order will be processed promptly and you will generally receive the proceeds within a week.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge.  The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on fund shares you acquired by reinvesting your fund dividends.  As described above in this prospectus, there are certain instances when you may qualify to have the CDSC waived.  Consult your financial representative or refer to the SAI for additional details.

Before selling shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

●	if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

●	the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares

By Mail.

Regular Accounts.  To redeem shares in a regular account by mail, send a letter of instruction that includes your name, your account number, the name of the fund, the share class, the dollar amount to be redeemed and how and where to send the proceeds.  Mail your request to the appropriate address below.

IRA Accounts.  To redeem shares in an IRA account by mail, send a letter of instruction that includes all of the same information for regular accounts and indicate whether the distribution is qualified or premature and whether the 10% TEFRA should be withheld.  Mail your request to the appropriate address below.

Mailing Address.  If you invested directly through the fund, mail to:

Dreyfus Shareholder Services
P.O. Box 9879
Providence, Rhode Island 02940-8079

If you invested through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan, mail to:

Dreyfus Institutional Department
P.O. Box 9882
Providence, Rhode Island 02940-8082

If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for mailing instructions.

A medallion signature guarantee is required for some written sell orders.  These include:

●	amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

●	requests to send the proceeds to a different payee or address

●	amounts of $100,000 or more

A medallion signature guarantee helps protect against fraud.  You can obtain one from most banks or securities dealers, but not from a notary public.  For joint accounts, each signature must be guaranteed.  Please call to ensure that your medallion signature guarantee will be processed correctly.

Telephone or Online.  To redeem shares by telephone or online, call 1-800-DREYFUS (inside the U.S. only) or, for regular accounts, visit www.dreyfus.com to request your transaction.  Institutional Direct accounts are not eligible for online services.

By calling 1-800-DREYFUS (inside the U.S. only), you may speak to a Dreyfus representative and request that redemption proceeds be paid by check and mailed to your address of record (maximum $250,000 per day).  For redemption requests made online through www.dreyfus.com or through Dreyfus Express automated account access system, there is a $100,000 per day limit.

If the fund has your bank account information on file, you may request a wire via the Wire Redemption Privilege ($1,000 minimum) or electronic check via the Dreyfus TeleTransfer Privilege ($500 minimum) and proceeds will be wired or sent by electronic check, as applicable, to your bank account.  See "Services for Fund Investors — Wire Redemption and Dreyfus TeleTransfer Privileges" for more information.

Automatically.  You may sell shares in a regular account by completing a Dreyfus Automatic Withdrawal Form which you can obtain by calling 1-800-DREYFUS (inside the U.S. only), visiting www.dreyfus.com or contacting your financial representative.  For instructions on how to establish automatic withdrawals to sell shares in an IRA account, please call 1-800-DREYFUS (inside the U.S. only) or contact your financial representative.  See "Services For Fund Investors — Automatic Services."

Redemption Fee

Frequent trading can disrupt the fund's investment program and create additional costs for long term shareholders.  For these reasons, the fund assesses a 2% fee on redemptions (including exchanges) of fund shares held for less than 60 days.  The redemption fee is paid directly to the fund and is designed to offset brokerage commissions, market impact, and other costs associated with frequent trading.

Subject to the exceptions described below, you will be subject to the fee, whether you are holding shares directly in your name or indirectly through an intermediary, such as a broker, bank, investment adviser, record keeper for Retirement Plan participants, or any other third party.  If you hold your shares through an intermediary's omnibus account, the intermediary is responsible for imposing the fee and remitting the fee to the fund.

The fund will use the "first-in, first-out" method to determine the holding period for the shares sold.  Under this method, shares held the longest will be redeemed or exchanged first.  The holding period commences on the day after your purchase order is effective.

The fund will not assess a redemption fee on fund shares (1) redeemed through automatic withdrawal plans or automatic exchange plans; (2) redeemed through certain comprehensive fee programs, such as wrap fee accounts and automated rebalancing or asset allocation programs offered by financial intermediaries (including those sponsored by Dreyfus or its affiliates); (3) acquired by the reinvestment of fund dividends or capital gain distributions; (4) redeemed by the fund (e.g., for failure to meet account minimums or to cover various fees); (5) purchased or redeemed by rollover, transfers and changes of account registration, provided that the investment remains in the fund; (6) purchased by other mutual funds, if approved by the fund; (7) held in accounts in which there are legal or contractual restrictions on the imposition of a redemption fee as determined by the fund in its sole discretion; (8) redeemed as a result of death, disability or a Qualified Domestic Relations Order; (9) redeemed from Coverdell Education Savings Accounts to pay qualified education expenses; (10) redeemed from 529 Plans; and (11) converted from one share class to another in the fund.

In addition, the fund will not impose redemption fees on certain types of Retirement Plan transactions processed through a participant recordkeeping system supported by Dreyfus or through third party record keepers.  These transactions include: (1) redemptions of shares purchased with new contributions to the plan, such as payroll contributions, excess contributions, and loan repayments; (2) shares redeemed for withdrawals and distributions, such as minimum required distributions, systematic withdrawal programs, and lump sum distributions; (3) redemptions by plan participants of investments made on their behalf into Qualified Default Investment Alternatives; (4) shares redeemed by participation in automated account rebalancing programs or other systematic participant investment advice programs approved by the plan sponsor; (5) shares purchased or redeemed as a result of plan sponsor decisions, such as changes in investment options and plan termination or merger; (6) shares redeemed for loans, or following a hardship specified in the Retirement Plan documents; and (7) forfeitures or redemptions in connection with a participant's termination of employment.

The fund may waive redemption fees for certain Retirement Plans that have implemented automated processes or other procedures to prevent frequent trading.  Such waivers require the written approval of the fund.

The fund reserves the right to withdraw waivers in its sole discretion without notice if the fund determines that an account is engaging in frequent trading or other activities detrimental to the fund.

If you hold your shares through a financial intermediary that does not process your share transactions in an omnibus account, the intermediary is responsible for providing Dreyfus with the information necessary to enable you to receive any redemption fee waivers to which you may be entitled.

While the fund seeks to apply its redemption fee policy to all accounts, the fund cannot assure that all intermediaries will properly assess the fees in omnibus accounts.  In addition, due to operational limitations or restrictions, Retirement

Plans and intermediaries that maintain omnibus accounts with the fund may calculate redemption fees differently than the fund.  If you are investing in fund shares through an intermediary (or in the case of a Retirement Plan, your plan sponsor), please contact the intermediary for more information on any differences in how the redemption fee may be applied to your investment in the fund.

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General Policies

The fund and the fund's transfer agent are authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine.  You may be responsible for any fraudulent telephone or online order as long as the fund or the fund's transfer agent (as applicable) takes reasonable measures to confirm that the instructions are genuine.

The fund reserves the right to reject any purchase or exchange request in whole or in part.  All shareholder services and Privileges offered to shareholders may be modified or terminated at any time, except as otherwise stated in the fund's SAI.  Please see the fund's SAI for additional information on buying and selling shares, Privileges and other shareholder services.

The fund is designed for long-term investors.  Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs.  As a result, Dreyfus and the fund's board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations.  Dreyfus and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund also reserves the right to:

●	change or discontinue fund exchanges, or temporarily suspend exchanges during unusual market conditions

●	change its minimum or maximum investment amounts

●	delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)

●	"redeem in kind," or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)

●	refuse any purchase or exchange request, including those from any individual or group who, in Dreyfus' view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading.  A roundtrip consists of an investment that is substantially liquidated within 60 days.  Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans, Dreyfus Auto-Exchange Privileges, automatic non-discretionary rebalancing programs, and minimum required retirement distributions generally are not considered to be frequent trading.  For employer-sponsored benefit plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.

Dreyfus monitors selected transactions to identify frequent trading.  When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading.  Dreyfus considers the investor's trading history in other accounts under common ownership or control, in other Dreyfus Funds and BNY Mellon Funds and, if known, in non-affiliated mutual funds and accounts under common control.  These evaluations involve judgments that are inherently subjective, and while Dreyfus seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently.  In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests.  If Dreyfus concludes the account is likely to engage in frequent trading, Dreyfus may cancel or revoke the purchase or exchange on the following business day.  Dreyfus may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade.  At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated.  Dreyfus' ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited.  However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus and to provide Dreyfus, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts.  If Dreyfus determines that any such investor has engaged in frequent trading of fund shares, Dreyfus may require the intermediary to restrict or prohibit future purchases or exchanges of fund shares by that investor.

Certain retirement plans and intermediaries that maintain omnibus accounts with the fund may have developed policies designed to control frequent trading that may differ from the fund's policy.  At its sole discretion, the fund may permit such intermediaries to apply their own frequent trading policy.  If you are investing in fund shares through an intermediary (or in the case of a retirement plan, your plan sponsor), please contact the intermediary for information on the frequent trading policies applicable to your account.

To the extent the fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV.  As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage).  This type of frequent trading may dilute the value of fund shares held by other shareholders.  The fund has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

To the extent the fund significantly invests in thinly traded securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage).  Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests.  Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund's frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Small Account Policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12.  The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; IRA accounts; Education Savings Accounts; accounts participating in automatic investment programs; and accounts opened through a financial institution.

If your account falls below $500, the fund may ask you to increase your balance.  If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

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Distributions and Taxes

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends.  The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.  The fund normally pays dividends and capital gain distributions annually.  Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise.  There are no fees or sales charges on reinvestments.

Distributions paid by the fund are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account).  For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable as ordinary income.  Other fund distributions, including dividends from certain U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable as qualified dividends and capital gains, respectively.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value.  The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes.  A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund.  Because everyone's tax situation is unique, please consult your tax adviser before investing.

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Services for Fund Investors

Automatic Services

Buying or selling shares automatically is easy with the services described below.  With each service, you select a schedule and amount, subject to certain restrictions.  If you purchase shares through a third party, the third party may impose different restrictions on these services and privileges, or may not make them available at all.  These services are not available for Class Y shares.  For information, call 1-800-DREYFUS (inside the U.S. only) or your financial representative.

Dreyfus Automatic Asset Builder® permits you to purchase fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you.  Fund shares are purchased by transferring funds from the bank account designated by you.

Dreyfus Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically through a payroll deduction.

Dreyfus Government Direct Deposit permits you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) automatically from your federal employment, Social Security or other regular federal government check.

Dreyfus Dividend Sweep permits you to automatically reinvest dividends and distributions from the fund into another Dreyfus Fund (not available for IRAs).

Dreyfus Auto-Exchange Privilege permits you to exchange at regular intervals your fund shares for shares of other Dreyfus Funds.

Dreyfus Automatic Withdrawal Plan permits you to make withdrawals (minimum of $50) on a specific day each month, quarter or semi-annual or annual period, provided your account balance is at least $5,000.  Any CDSC will be waived, as long as the amount of any withdrawal does not exceed on an annual basis 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

Fund Exchanges

Generally, you can exchange shares worth $500 or more (no minimum for retirement accounts) into shares of the same class, or another class in which you are eligible to invest, of another fund in the Dreyfus Family of Funds.  You can request your exchange by calling 1-800-DREYFUS (inside the U.S. only) or your financial representative.  If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for mailing instructions.  Be sure to read the current prospectus for any fund into which you are exchanging before investing.  Any new account established through an exchange generally will have the same privileges as your original account (as long as they are available).  There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one.

Your exchange request will be processed on the same business day it is received in proper form, provided that each fund is open at the time of the request.  If the exchange is accepted at a time of day after one or both of the funds is closed (i.e., at a time after the NAV for the fund has been calculated for that business day), the exchange will be processed on the next business day.  See the SAI for more information regarding exchanges.  The fund may deduct a 2% redemption fee if you are selling or exchanging fund shares you have owned for less than 60 days.

Wire Redemption and Dreyfus TeleTransfer Privileges

To redeem shares from your Dreyfus Fund account with a phone call (for regular or IRA accounts) or online (for regular accounts only), use the Wire Redemption Privilege or the Dreyfus TeleTransfer Privilege.  To purchase additional shares of your Dreyfus Fund account with a phone call (for regular or IRA accounts) or online (for regular accounts only), use the Dreyfus TeleTransfer Privilege.  You can set up the Wire Redemption Privilege and Dreyfus TeleTransfer Privilege on your account by providing bank account information and following the instructions on your application or, if your account has already been established, a Shareholder Services Form which you can obtain by calling 1-800-DREYFUS (inside the U.S. only), visiting www.dreyfus.com or by contacting your financial representative.  Shares held in an Education Savings Account may not be redeemed through the Wire Redemption or Dreyfus TeleTransfer Privileges.  Institutional Direct accounts are not eligible for the Wire Redemption or Dreyfus TeleTransfer Privileges.

Account Statements

Every Dreyfus Fund investor automatically receives regular account statements.  You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Reinvestment Privilege

If you redeem Class A shares of the fund, you can reinvest in the same account of the fund up to the number of Class A shares you redeemed at the current share price without paying a sales charge.  If you paid a CDSC, it will be credited back to your account.  This privilege may be used only once and your reinvestment request must be received in writing by the fund within 45 days of the redemption.

Dreyfus Express® Voice-Activated Account Access

You can check your Dreyfus account balances, get fund price and performance information, order documents and much more, by calling 1-800-DREYFUS (inside the U.S. only) and using the Dreyfus Express® Voice-Activated System.  You may also be able to purchase fund shares and/or transfer money between your Dreyfus Funds using Dreyfus Express®.  Certain requests require the services of a representative.

_____________________________

Financial Highlights

As a new fund, financial highlights information is not available for the fund as of the date of this prospectus.

FOR MORE INFORMATION

Dreyfus TOBAM Emerging Markets Fund
A series of Dreyfus BNY Mellon Funds, Inc.
SEC file number:  811-22912

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year.  The fund's most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies.  A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC).  The SAI is incorporated by reference (and is legally considered part of this prospectus).

Portfolio Holdings

Dreyfus funds generally disclose their complete schedule of portfolio holdings monthly with a 30-day lag at www.dreyfus.com under Products and Performance.  Complete holdings as of the end of the calendar quarter are disclosed 15 days after the end of such quarter.  Dreyfus money market funds generally disclose their complete schedule of holdings daily.  The schedule of holdings for a fund will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI and at www.dreyfus.com.

To Obtain Information

By telephone.  Call 1-800-DREYFUS (inside the U.S. only)

By mail.
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail.  Send your request to info@dreyfus.com

On the Internet.  Certain fund documents can be viewed online or downloaded from:

SEC:  http://www.sec.gov

Dreyfus:  http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-1520.

© 2014 MBSC Securities Corporation

The information in this Statement of Additional Information is not complete and may be changed.  These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective.  The Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, dated January 24, 2014

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2013, as revised or amended June 14, 2013, July 1, 2013, September 23, 2013, October 1, 2013, November 1, 2013, January 1, 2014, January 31, 2014, February 21, 2014 and [______], 2014

This Statement of Additional Information (SAI), which is not a prospectus, supplements and should be read in conjunction with the current prospectus of each fund listed below, as such prospectuses may be revised from time to time.  To obtain a copy of a fund's prospectus, please call your financial adviser, or write to the fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit www.dreyfus.com, or call 1-800-DREYFUS (inside the U.S. only).

The most recent annual report and semi-annual report to shareholders for each fund (other than Dreyfus Floating Rate Income Fund, Dreyfus Global Emerging Markets Fund, Dreyfus Alternative Diversifier Strategies Fund Dreyfus Select Managers Long/Short Equity Fund, Dreyfus TOBAM Emerging Markets Fund and Dreyfus Yield Enhancement Strategy Fund) are separate documents supplied with this SAI, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the annual report are incorporated by reference into this SAI.  All classes of a fund have the same fiscal year end and prospectus date.  Capitalized but undefined terms used in this SAI are defined in the Glossary at the end of this SAI.

Fund	Abbreviation	Share Class/Ticker	Fiscal Year End*	Prospectus Date

Dreyfus BNY Mellon Funds, Inc.	DBNYMFI
Dreyfus Alternative Diversifier Strategies Fund**	DADSF	Class A/[_____]	October 31st	[_____]
Class C/[_____]
Class I/[_____]
Class Y/[_____]
Dreyfus Global Emerging Markets Fund***	DGEMF	Class A/DGEAX	October 31st	[_____]
Class C/DGECX
Class I/DGIEX
Class Y/DGEYX
Dreyfus Select Managers Long/Short Equity Fund**	DSMLSEF	Class A/[_____]	October 31st	[_____]
Class C/[_____]
Class I/[_____]
Class Y/[_____]
Dreyfus TOBAM Emerging Markets Fund**	DTEMF	Class A/[_____]	October 31st	[_____]
Class C/[_____]
Class I/[_____]
Class Y/[_____]
Dreyfus Yield Enhancement Strategy Fund†	DYESF	Class A/[_____]	October 31st	[_____]
Class C/[_____]
Class I/[_____]
Class Y/[_____]
Dreyfus Funds, Inc.	DFI
Dreyfus Mid-Cap Growth Fund	DMCGF	Class A/FRSDX	December 31st	May 1st
Class C/FRSCX
Class F/FRSPX
Class I/FRSRX
Dreyfus Investment Funds	DIF
Dreyfus Diversified Emerging Markets Fund	DDEMF	Class A/DBEAX	September 30th	January 31st
Class C/DBECX
Class I/SBCEX
Class Y/SBYEX
Dreyfus/The Boston Company Small Cap Growth Fund	D/TBCSCGF	Class I/SSETX	September 30th	January 31st
Class Y/SSYGX
Dreyfus/The Boston Company Small Cap Value Fund	D/TBCSCVF	Class A/RUDAX Class I/STSVX	September 30th	January 31st
Dreyfus/The Boston Company Small/Mid Cap Growth Fund	D/TBCSMCGF	Class A/DBMAX	September 30th	February 21st
Class C/DBMCX
Class I/SDSCX
Class Y/DBMYX
Dreyfus/Newton International Equity Fund	D/NIEF	Class A/NIEAX	September 30th	January 31st
Class C/NIECX
Class I/SNIEX
Class Y/NIEYX
Dreyfus/Standish Global Fixed Income Fund	D/SGFIF	Class A/DHGAX	December 31st	February 21st
Class C/DHGCX
Class I/SDGIX
Class Y/DSDYX
Dreyfus Tax Sensitive Total Return Bond Fund	DTSTRBF	Class A/DSDAX	September 30th	February 21st
Class C/DSDCX
Class I/SDITX
Class Y/SDYTX
The Dreyfus/Laurel Funds, Inc.	DLFI
Dreyfus AMT-Free Municipal Reserves	DAMTFMR	Class R/DTMXX	October 31st	March 1st
Investor Shares/DLTXX
BASIC Shares/DLRXX
Class B/DMBXX
Dreyfus BASIC S&P 500 Stock Index Fund	DBSPSIF	DSPIX	October 31st	March 1st
Dreyfus Bond Market Index Fund	DBMIF	BASIC Shares/DBIRX	October 31st	March 1st
Investor Shares/DBMIX
Dreyfus Core Equity Fund	DCEF	Class A/DLTSX	August 31st	January 1st
Class C/DPECX
Class I/DPERX
Dreyfus Disciplined Stock Fund	DDSF	DDSTX	October 31st	March 1st
Dreyfus Floating Rate Income Fund††	DFRIF	Class A/DFLAX	August 31st	September 23rd
Class C/DFLCX
Class I/DFLIX
Class Y/DFLYX
Dreyfus Money Market Reserves	DMMR	Class R/DPOXX	October 31st	March 1st
Investor Shares/DPIXX
Dreyfus Opportunistic Emerging Markets Debt Fund†††	DOEMDF	Class A/DOEAX	October 31st	June 14th
Class C/DOECX
Class I/DOEIX
Class Y/DOEYX
Dreyfus Opportunistic Fixed Income Fund	DOFIF	Class A/DSTAX	October 31st	March 1st
Class C/DSTCX
Class I/DSTRX
Class Y/DSTYX
Dreyfus Tax Managed Growth Fund	DTMGF	Class A/DTMGX	October 31st	March 1st
Class C/DPTAX
Class I/DPTRX
Dreyfus U.S. Treasury Reserves	DUSTR	Class R/DUTXX	October 31st	March 1st
Investor Shares/DUIXX
The Dreyfus/Laurel Funds Trust	DLFT
Dreyfus Emerging Markets Debt Local Currency Fund	DEMDLCF	Class A/DDBAX	May 31st	October 1st
Class C/DDBCX
Class I/DDBIX
Class Y/DDBYX
Dreyfus Equity Income Fund	DEIF	Class A/DQIAX	May 31st	October 1st
Class C/DQICX
Class I/DQIRX
Class Y/DQIYX
Dreyfus Global Equity Income Fund	DGEIF	Class A/DEQAX	October 31st	March 1st
Class C/DEQCX
Class I/DQEIX
Class Y/DEQYX
Dreyfus High Yield Fund	DHYF	Class A/DPLTX	December 31st	May 1st
Class C/PTHIX
Class I/DLHRX
Dreyfus International Bond Fund	DIBF	Class A/DIBAX	October 31st	March 1st
Class C/DIBCX
Class I/DIBRX
Class Y/DIBYX
The Dreyfus/Laurel Tax-Free Municipal Funds	DLT-F
Dreyfus BASIC New York Municipal Money Market Fund	DBNYMMMF	DNIXX	June 30th	November 1st
__________
*
Certain information provided in this SAI is indicated to be as of the end of a fund's last fiscal year or during a fund's last fiscal year. The term "last fiscal year" means the most recently completed fiscal year, except that for funds with fiscal years ended December 31st, "last fiscal year" means the fiscal year ended in 2012.

**	As this fund commenced operations on [_____], 2014, no information is provided in respect of a previous fiscal year.
***	As this fund commenced operations on [_____], 2014, no information is provided in respect of a previous fiscal year.
†	As this fund commenced operations on [_____], 2014, no information is provided in respect of a previous fiscal year.
††	As this fund commenced operations on September 27, 2013, no information is provided in respect of a previous fiscal year.
†††	As this fund commenced operations on June 14, 2013, no information is provided in respect of a previous fiscal year.

TABLE OF CONTENTS

PART I

BOARD INFORMATION
Information About Each Board Member's Experience, Qualifications, Attributes or Skills
Committee Meetings
Board Members' and Officers' Fund Share Ownership
Board Members' Compensation

OFFICERS

CERTAIN PORTFOLIO MANAGER INFORMATION

MANAGER'S AND SUB-ADVISERS' COMPENSATION

ADMINISTRATION COMPENSATION

SALES LOADS, CDSCS AND DISTRIBUTOR'S COMPENSATION

OFFERING PRICE

RATINGS OF CORPORATE DEBT SECURITIES

RATINGS OF MUNICIPAL BONDS AND CORPORATE DEBT SECURITIES

RATINGS OF MUNICIPAL OBLIGATIONS

SECURITIES OF REGULAR BROKERS OR DEALERS

COMMISSIONS

PORTFOLIO TURNOVER VARIATION

SHARE OWNERSHIP

PART II

HOW TO BUY SHARES
Investment Minimums
Reopening an Account
Dreyfus TeleTransfer Privilege
Information Pertaining to Purchase Orders
Information Regarding the Offering of Share Classes
Class A

HOW TO REDEEM SHARES
Transaction Fees
Checkwriting Privilege
TeleTransfer Privilege
Wire Redemption Privilege
Information Pertaining to Redemptions

SHAREHOLDER SERVICES
Fund Exchanges

DISTRIBUTION PLANS, SERVICE PLANS AND SHAREHOLDER SERVICES PLANS; SHAREHOLDER SERVICES AGREEMENT
Shareholder Services Agreement

INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS
Funds other than Money Market Funds
Money Market Funds

INVESTMENT RESTRICTIONS
Fundamental Policies
Nonfundamental Policies
Policies Related to Fund Names

DIVIDENDS AND DISTRIBUTIONS

INFORMATION ABOUT THE FUNDS' ORGANIZATION AND STRUCTURE

CERTAIN EXPENSE ARRANGEMENTS AND OTHER DISCLOSURES

ADMINISTRATION ARRANGEMENTS

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

RISKS OF INVESTING IN STATE MUNICIPAL SECURITIES
New York
Economic Trends
U.S. Economy
State Economy
The City of New York
Other Localities
Special Considerations
State Finances
Prior Fiscal Year Results
Fiscal Year 2013-14 Enacted Budget Financial Plan
Fiscal Year 2013-14 Receipts Forecasts
Fiscal Year 2013-14 Disbursements Forecasts
Cash Position
State Indebtedness
General
Limitations on State-Supported Debt
State-Supported Debt
Ratings
Fiscal Year 2013-14 State Supported Borrowing Plan
Pension and Retirement Systems
Litigation
General
Real Property Claims
Tobacco Master Settlement Agreement
Arbitration Related to Tobacco Master Settlement Agreement
West Valley Litigation
Medicaid
Metropolitan Transportation Authority
School Aid
Sales Tax
Insurance Department Assessments

PART III

ADDITIONAL INFORMATION ABOUT HOW TO BUY SHARES
Investment Minimums
Purchase of Institutional Money Funds and Cash Management Funds (not applicable to Institutional Direct accounts)
In-Kind Purchases
Information Pertaining to Purchase Orders
Federal Funds
Dreyfus TeleTransfer Privilege
Reopening an Account
Multi-Class Funds
Converting Shares
Taxpayer ID Number
Frequent Purchases and Exchanges (non-money market funds only)

ADDITIONAL INFORMATION ABOUT HOW TO REDEEM SHARES
Redemption Fee
Contingent Deferred Sales Charge - Multi-Class Funds
Class C
Waiver of CDSC
Redemption Through an Authorized Entity
Checkwriting Privilege
Wire Redemption Privilege
Redemption through Compatible Automated Facilities
Dreyfus TeleTransfer Privilege
Reinvestment Privilege
Share Certificates; Medallion Signature Guarantees
Redemption Commitment
Suspension of Redemptions

ADDITIONAL INFORMATION ABOUT SHAREHOLDER SERVICES
Exchanges
Fund Exchanges
Dreyfus Auto-Exchange Privilege
Dreyfus Automatic Asset Builder®
Dreyfus Government Direct Deposit Privilege
Dreyfus Payroll Savings Plan
Dreyfus Dividend Options
Dreyfus Dividend Sweep
Dreyfus Dividend ACH
Automatic Withdrawal Plan
Letter of Intent - Class A Shares
Corporate Pension/Profit-Sharing and Retirement Plans

ADDITIONAL INFORMATION ABOUT DISTRIBUTION PLANS, SERVICE PLANS AND SHAREHOLDER SERVICES PLANS

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS
All Funds other than Money Market Funds
Equity Securities
Common Stock
Preferred Stock
Convertible Securities
Warrants
IPOs
Fixed-Income Securities
U.S. Government Securities
Corporate Debt Securities
Ratings of Securities; Unrated Securities
High Yield and Lower-Rated Securities
Zero Coupon, Pay-In-Kind and Step-Up Securities
Inflation-Indexed Securities
Variable and Floating Rate Securities
Loans
Participation Interests and Assignments
Mortgage-Related Securities
Asset-Backed Securities
Collateralized Debt Obligations
Municipal Securities
Taxable Investments (municipal or other tax-exempt funds only)
Funding Agreements
Real Estate Investment Trusts (REITs)
Money Market Instruments
Bank Obligations
Repurchase Agreements
Commercial Paper
Foreign Securities
Emerging Markets
Brazil
Certain Asian Emerging Market Countries
India
Depositary Receipts and New York Shares
Sovereign Debt Obligations
Eurodollar and Yankee Dollar Investments
Investment Companies
Private Investment Funds
Exchange-Traded Funds (ETFs)
Exchange-Traded Notes
Derivatives
Futures Transactions
Options
Swap Transactions
Contracts for Difference
Credit Linked Securities
Credit Derivatives
Structured Securities and Hybrid Instruments
Exchange-Linked Notes
Participatory Notes
Custodial Receipts
Combined Transactions
Future Developments
Foreign Currency Transactions
Commodities
Short-Selling
Lending Portfolio Securities
Borrowing Money
Borrowing Money for Leverage
Reverse Repurchase Agreements
Forward Commitments
Forward Roll Transactions
Illiquid Securities
Illiquid Securities Generally
Section 4(2) Paper and Rule 144A Securities
Non-Diversified Status
Investments in the Technology Sector
Investments in the Real Estate Sector
Investments in the Natural Resources Sector
Money Market Funds
Ratings of Securities
Treasury Securities
U.S. Government Securities
Repurchase Agreements
Bank Obligations
Bank Securities
Floating and Variable Rate Obligations
Participation Interests
Asset-Backed Securities
Commercial Paper
Investment Companies
Foreign Securities
Municipal Securities
Derivative Products
Stand-By Commitments
Taxable Investments (municipal or other tax-exempt funds only)
Illiquid Securities
Borrowing Money
Reverse Repurchase Agreements
Forward Commitments
Interfund Borrowing and Lending Program
Lending Portfolio Securities

RATING CATEGORIES
S&P
Long-Term Issue Credit Ratings
Short-Term Issue Credit Ratings
Municipal Short-Term Note Ratings Definitions
Moody's
Long-Term Obligation Ratings and Definitions
Short-Term Ratings
U.S. Municipal Short-Term Debt and Demand Obligation Ratings
Fitch
Corporate Finance Obligations — Long-Term Rating Scales
Structured, Project & Public Finance Obligations — Long-Term Rating Scales
Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance
DBRS
Long Term Obligations
Commercial Paper and Short Term Debt

ADDITIONAL INFORMATION ABOUT THE BOARD
Boards' Oversight Role in Management
Board Composition and Leadership Structure
Additional Information About the Boards and Their Committees

MANAGEMENT ARRANGEMENTS
The Manager
Sub-Advisers
Portfolio Allocation Manager
Portfolio Managers and Portfolio Manager Compensation
Certain Conflicts of Interest with Other Accounts
Code of Ethics
Distributor
Transfer and Dividend Disbursing Agent and Custodian Funds' Compliance Policies and Procedures

DETERMINATION OF NAV
Valuation of Portfolio Securities (funds other than money market funds)
Valuation of Portfolio Securities (money market funds only)
Calculation of NAV
Expense Allocations
NYSE and Transfer Agent Closings

ADDITIONAL INFORMATION ABOUT DIVIDENDS AND DISTRIBUTIONS
Funds Other Than Money Market Funds
Money Market Funds

TAXATION
Taxation of the Funds
Taxation of Fund Distributions (Funds Other Than Municipal or Other Tax-Exempt Funds)
Sale, Exchange or Redemption of Shares
PFICs
Non-U.S. Taxes
Foreign Currency Transactions
Financial Products
Payments with Respect to Securities Loans
Securities Issued or Purchased at a Discount and Payment-in-Kind Securities
Inflation-Indexed Treasury Securities
Certain Higher-Risk and High Yield Securities
Funds Investing in Municipal Securities (Municipal or Other Tax-Exempt Funds)
Investing in Mortgage Entities
Tax-Exempt Shareholders
Backup Withholding
Foreign (Non-U.S.) Shareholders
The Hiring Incentives to Restore Employment Act
Possible Legislative Changes
Other Tax Matters

PORTFOLIO TRANSACTIONS
Trading the Funds' Portfolio Securities
Soft Dollars
IPO Allocations
Disclosure of Portfolio Holdings

SUMMARY OF THE PROXY VOTING POLICY, PROCEDURES AND GUIDELINES OF THE DREYFUS FAMILY OF FUNDS

ADDITIONAL INFORMATION ABOUT THE FUNDS' STRUCTURE; FUND SHARES AND VOTING RIGHTS
Massachusetts Business Trusts
Fund Shares and Voting Rights

GLOSSARY

PART I

BOARD INFORMATION

Information About Each Board Member's Experience, Qualifications, Attributes or Skills

Board members for the funds, together with information as to their positions with the funds, principal occupations and other board memberships during the past five years, are shown below.  The address of each board member is 200 Park Avenue, New York, New York 10166.

All of the board members are Independent Board Members.

Name Year of Birth Position1	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Joseph S. DiMartino 1943 Chairman of the Board	Corporate Director and Trustee
CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director
(1997-present)

The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)

Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)

Francine J. Bovich 1951 Board Member	Trustee, The Bradley Trusts, private trust funds (2011-present) Managing Director, Morgan Stanley Investment Management (1993-2010)	N/A
James M. Fitzgibbons 1934 Board Member	Corporate Director and Trustee	Bill Barrett Corporation, an oil and natural gas exploration company, Director (2004-present)
Kenneth A. Himmel 1946 Board Member
President and CEO, Related Urban Development, a real estate development company (1996-present)

CEO, American Food Management, a restaurant company (1983-present)

President and CEO, Himmel & Company, a real estate development company (1980-present)

N/A
Stephen J. Lockwood 1947 Board Member	Chairman of the Board, Stephen J. Lockwood & Company LLC, a real estate investment company (2000-present)	N/A
Roslyn M. Watson 1949 Board Member	Principal, Watson Ventures, Inc., a real estate investment company (1993-present)	N/A
Benaree Pratt Wiley 1946 Board Member	Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)	CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
__________
1	Each of the board members serves on the board's audit, nominating and litigation committees. Mr. Fitzgibbons and Mses. Watson and Wiley serve on the board's compensation committee.

The following table shows the year each board member joined each fund's board.

Fund	Joseph S. DiMartino	Francine J. Bovich	James M. Fitzgibbons	Kenneth A. Himmel	Stephen J. Lockwood	Roslyn M. Watson	Benaree Pratt Wiley
DLFI	1999	2012	1993	1993	1993	1993	1998
DLFT	1999	2012	1980	1988	1993	1992	1998
DLT-F	1999	2012	1983	1988	1993	1992	1998
DIF	2008	2011	2008	2008	2008	2008	2008
DFI	2009	2011	2009	2009	2009	2009	2009
DBNYMFI	2013	2013	2013	2013	2013	2013	2013

Each board member, with the exception of Ms. Bovich, has been a Dreyfus Family of Funds board member for over ten years.  Additional information about each board member follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each board member possesses which the board believes has prepared them to be effective board members.  The board believes that the significance of each board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single board member, or particular factor, being indicative of board effectiveness.  However, the board believes that board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the board believes that its members satisfy this standard.  Experience relevant to having this ability may be achieved through a board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the board for the funds) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.  The charter for the board's nominating committee contains certain other factors considered by the committee in identifying and evaluating potential board member nominees.  To assist them in evaluating matters under federal and state law, the board members are counseled by their independent legal counsel, who participates in board meetings and interacts with the Manager, and also may benefit from information provided by the Manager's counsel; counsel to the funds and to the board have significant experience advising funds and fund board members.  The board and its committees have the ability to engage other experts as appropriate.  The board evaluates its performance on an annual basis.

•
Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the Dreyfus Family of Funds for over 15 years.  From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a director.  He ceased being an employee or director of Dreyfus by the end of 1994.  From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies.  From 1986 to 2010, Mr. DiMartino served as a Director of the Muscular Dystrophy Association.

•
Francine J. Bovich – Ms. Bovich currently also serves as a Trustee for The Bradley Trusts, private trust funds.  She is an Emeritus Trustee of Connecticut College, where she served as Trustee from 1986 to 1997, and currently serves as Chair of the Investment Sub-Committee for Connecticut College's endowment fund.  From April 1993 until September 2010, Ms. Bovich was a Managing Director at Morgan Stanley Investment Management, holding various positions including Co-Head of Global Tactical Asset Allocation Group, Operations Officer, and Head of the U.S. Institutional Equity Group.  Prior to joining Morgan Stanley Investment Management, Ms. Bovich was Principal, Executive Vice President and Senior Portfolio Manager at Westwood Management Corporation, where she worked from 1986 until 1993.  From 1980 to 1986, she worked at CitiCorp Investment Management, Inc. as Managing Director and Senior Portfolio Manager.  From 1973 to 1980, Ms. Bovich was an Assistant Vice President and Equity Portfolio Manager at Bankers Trust Company.  From 1991 to 2005, she served as U.S. Representative to the United Nations Investments Committee, advising a global portfolio of approximately $30 billion.

•
James M. Fitzgibbons – Mr. Fitzgibbons has also served as an officer or a board member of numerous public and private companies for over 40 years.  These positions included serving as Chairman of the Board of Davidson Cotton Company and as Chairman of the Board of Fieldcrest Cannon, Inc., a publicly traded diversified textile company.  He also has served as President of the American Textile Manufacturers Institute (the domestic industry's trade association) and Chairman of the Board of the Tanners' Council of America (the U.S. leather manufacturing trade group).  He has been a board member of Fiduciary Trust Company of Boston and of Brookline Savings Bank and a board member of significant charitable and nonprofit organizations.

•
Kenneth A. Himmel – Mr. Himmel has over 30 years' experience as a business entrepreneur, primarily focusing on real estate development.  Mr. Himmel is President and Chief Executive Officer of Related Urban Development, a leading developer of large-scale mixed-use properties and a division of Related Companies, L.P.

•
Stephen J. Lockwood – Mr. Lockwood's business experience of over 40 years includes being a Board member and/or officer of various financial institutions, including insurance companies, real estate investment companies and venture capital firms.  Mr. Lockwood serves as Managing Director and Chairman of the Board of Stephen J. Lockwood and Company LLC, a real estate investment company.  Mr. Lockwood was formerly the Vice Chairman and a member of the Board of Directors of HCC Insurance Holdings, Inc., a NYSE-listed insurance holding company.

•
Roslyn M. Watson – Ms. Watson has been a business entrepreneur in commercial and residential real estate for over 15 years.  Ms. Watson currently serves as President and Founder of Watson Ventures, Inc. a real estate development investment firm, and her current board memberships include American Express Bank, FSB, The Hyams Foundation, Inc., Pathfinder International and Simmons College. Previously, she held various positions in the public and private sectors, including General Manager for the Massachusetts Port Authority.  She has received numerous awards, including the Woman of Achievement award from the Boston Big Sister Association and the Working Woman of the Year Award from Working Woman Magazine.

•
Benaree Pratt Wiley – Ms. Wiley is a Principal of The Wiley Group, a firm specializing in personnel strategy, talent management and leadership development primarily for global insurance and consulting firms.  Prior to that, Ms. Wiley served as the President and Chief Executive Officer of The Partnership, Inc., a talent management organization for multicultural professionals in the greater Boston region.  Ms. Wiley currently serves on the board of Blue Cross Blue Shield of Massachusetts and is chair of the advisory board of PepsiCo African-American, and she has served on the boards of several public companies and charitable organizations.

Committee Meetings

The boards' audit, nominating, compensation, litigation and pricing committees met during the funds' last fiscal years as indicated below:

Fund	Audit	Nominating	Compensation	Litigation	Pricing

DLFI (8/31 fiscal year end)	3	1	0	0	0
DLFI (10/31 fiscal year end)	3	0	0	0	0
DLFT (5/31 fiscal year end)	3	0	0	0	0
DLFT (10/31 fiscal year end)	3	0	0	0	0
DLFT (12/31 fiscal year end)	3	0	0	0	0
DLT-F	3	0	0	0	0
DIF (9/30 fiscal year end)	3	1	0	0	0
DIF (12/31 fiscal year end)	3	0	0	0	0
DFI	3	0	0	0	0

Board Members' and Officers' Fund Share Ownership

The table below indicates the dollar range of each board member's ownership of fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a board member, in each case as of December 31, [2013].

Fund	Joseph S. DiMartino	Francine J. Bovich	James M. Fitzgibbons	Kenneth A. Himmel	Stephen J. Lockwood	Roslyn M. Watson	Benaree Pratt Wiley

DMCGF	None	None	None	None	None	None	None
DDEMF	None	None	None	None	None	None	None
D/TBCSCGF	None	None	None	None	None	None	None
D/TBCSCVF	None	None	None	None	None	None	None
D/TBCSMCGF	None	None	None	None	None	None	None
D/NIEF	None	None	None	None	None	None	None
D/SGFIF	None	None	None	None	None	None	None
DTSTRBF	None	None	None	None	None	None	None
DAMTFMR	None	None	None	None	None	None	None
DBSPSIF	$1-$10,000	None	None	None	None	None	None
DBMIF	None	None	None	None	None	None	None
DCEF	None	None	None	None	None	None	None
DDSF	None	None	None	None	None	$1-$10,000	None
DMMR	None	None	None	None	None	None	None
DOFIF	None	None	None	None	None	None	$1-$10,000
DTMGF	None	None	None	Over $100,000	None	None	None
DUSTR	None	None	None	None	None	$1-$10,000	None
DEMDLCF	None	None	None	None	Over $100,000	$1-$10,000	None
DEIF	None	None	None	None	None	None	None
DGEIF	None	None	None	None	$10,001-$50,000	None	None
DHYF	None	None	$1-$10,000	None	Over $100,000	None	None
DIBF	None	None	None	None	None	None	None
DBNYMMMF	None	None	None	None	None	None	None

Aggregate holdings of funds in the Dreyfus Family of Funds for which responsible as a board member	Over $100,000	None	$10,001-$50,000	Over $100,000	Over $100,000	$50,001-$100,000	$50,001-$100,000

Board members and officers, as a group, owned less than 1% of each class of each fund's voting securities outstanding on March [__], 2014.

As of December 31, 2013, none of the board members or their immediate family members owned securities of the Manager, any Sub-Advisers, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager, any Sub-Advisers or the Distributor.

Board Members' Compensation

Annual retainer fees and meeting attendance fees are allocated among the funds on the basis of net assets, with the Chairman of the Boards, Joseph S. DiMartino, receiving an additional 25% of such compensation.  The funds reimburse board members for their expenses.  The funds do not have a bonus, pension, profit-sharing or retirement plan.  Each emeritus board member is entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the board member became emeritus and a per meeting attended fee of one-half the amount paid to board members.

The aggregate amount of fees and expenses* received from the funds by each current board member for the funds' last fiscal years, and by all funds in the Dreyfus Family of Funds for which such person was a board member during 2013, were as follows:

Fund	Joseph S. DiMartino	Francine J. Bovich	James M. Fitzgibbons	J. Tomlinson Fort**	Kenneth A. Himmel	Stephen J. Lockwood	Roslyn M. Watson	Benaree Pratt Wiley

DLFI (8/31 fiscal year end)	$4,427	$3,543	$3,543	$1,596	$3,162	$3,033	$3,543	$3,480
DLFI (10/31 fiscal year end)	$61,673	$45,668	$49,338	$24,872	$40,240	$45,771	$49,338	$49,338
DLFT (5/31 fiscal year end)	$37,058	$29,648	$29,648	$13,729	$23,084	$25,062	$29,648	$27,425
DLFT (10/31 fiscal year end)	$16,833	$11,472	$13,465	$6,773	$11,407	$12,447	$13,465	$13,465
DLFT (12/31 fiscal year end)	$14,984	$11,286	$11959	$5,948	$11,028	$11,170	$11,959	$11,789
DLT-F	$1,435	$1,149	$1,149	$509	$1,052	$989	$1,149	$1,132
DIF (9/30 fiscal year end)	$21,545	$14,343	$18,463	N/A	$14,958	$16,259	$18,883	$18,463
DIF (12/31 fiscal year end)	$2,685	$2,168	$2,146	$939	$1,369	$2,001	$2,146	$2,043
DFI	$1,478	$1,182	$1,185	$185	$986	$1,092	$1,185	$1,167

Total compensation from the funds and fund complex (***)	$1,062,188 (163)	$11,852 (49)	$126,500 (31)	$53,625 (31)	$113,000 (31)	$118,500 (31)	$186,500 (41)	$349,500 (66)
__________
*	Amounts shown do not include the cost of office space, secretarial services and health benefits for the Chairman of the Boards and expenses reimbursed to board members for attending board meetings.
**	Emeritus board member of DLFI, DLFT and DLT-F.
***	Represents the number of separate portfolios comprising the investment companies in the fund complex, including the funds, for which the board member served in 2013.

OFFICERS

Name Year of Birth Position1 Since	Principal Occupation During Past 5 Years	Number of Other Investment Companies (Portfolios) for which serves as an Officer (all managed by the Manager)

Bradley J. Skapyak 1958 President 2010
Chief Operating Officer and a director of the Manager since June 2009; Chairman of the Transfer Agent, since May 2011 and Executive Vice President of the Distributor since June 2007; from April 2003 to June 2009, head of the Investment Accounting and Support Department of the Manager
68 (141)
James Windels 1958 Treasurer 2001	Director – Mutual Fund Accounting of the Manager	69 (166)
John Pak 1968 Chief Legal Officer 2013
Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since August 2012; from March 2005 to July 2012, Managing Director of Deutsche Bank, Deputy Global Head of Deutsche Asset Management Legal and Regional Head of Deutsche Asset Management Americas Legal
69 (166)
Janette E. Farragher 1962 Vice President and Secretary 2011	Assistant General Counsel of BNY Mellon	69 (166)
Kiesha Astwood 1973 Vice President and Assistant Secretary 2010	Counsel of BNY Mellon	69 (166)
James Bitetto 1966 Vice President and Assistant Secretary 2005	Senior Counsel of BNY Mellon	69 (166)
Joni Lacks Charatan 1955 Vice President and Assistant Secretary 2005	Senior Counsel of BNY Mellon	69 (166)
Joseph M. Chioffi 1961 Vice President and Assistant Secretary 2005	Senior Counsel of BNY Mellon	69 (166)
John B. Hammalian 1963 Vice President and Assistant Secretary 2005	Senior Managing Counsel of BNY Mellon	69 (166)
Robert R. Mullery 1952 Vice President and Assistant Secretary 2005	Managing Counsel of BNY Mellon	69 (166)
Jeff S. Prusnofsky 1965 Vice President and Assistant Secretary 2005	Senior Managing Counsel of BNY Mellon	69 (166)
Richard S. Cassaro 1959 Assistant Treasurer 2008	Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager	69 (166)
Gavin C. Reilly 1968 Assistant Treasurer 2005	Tax Manager of the Investment Accounting and Support Department of the Manager	69 (166)
Robert S. Robol2 1964 Assistant Treasurer 2002	Senior Accounting Manager – Fixed Income Funds of the Manager	69 (166)
Robert Salviolo 1967 Assistant Treasurer 2007	Senior Accounting Manager – Equity Funds of the Manager	69 (166)
Robert Svagna3 1967 Assistant Treasurer 2002	Senior Accounting Manager – Equity Funds of the Manager	69 (166)
Matthew D. Connolly 1972 Anti-Money Laundering Compliance Officer 2012
Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010, AML Compliance Officer and Senior Vice President, Citi Global Wealth Management
64 (161)
Joseph W. Connolly 1957 Chief Compliance Officer 2004	Chief Compliance Officer of the Manager and the Dreyfus Family of Funds	69 (166)
__________
1
With respect to DIF and DFI, each officer has held his or her respective position since 2008 and 2009, respectively, except for Bradley J. Skapyak and Matthew D. Connolly and Mses. Astwood and Farragher, whose dates are as shown above.  With respect to DBNYMFI, each officer has held his or her respective position since 2013.

2	Mr. Robol has held this position since 2002 with respect to D/LFI and D/LFT and 2003 with respect to D/LT-F.

3	Mr. Svagna has held this position since 2002 with respect to D/LFI and D/LFT and 2005 with respect to D/LT-F.

The address of each officer is 200 Park Avenue, New York, New York 10166.

CERTAIN PORTFOLIO MANAGER INFORMATION
(not applicable to money market funds)

The following table lists the funds' portfolio managers, if any, who are in addition to the primary portfolio managers listed in the prospectus.  See the prospectus for a list of, and certain other information regarding, the primary portfolio manager(s) for your fund.

Fund	Additional Portfolio Managers

DADSF	[___]
DGEMF	N/A
DSMLSEF	[___]
DTEMF	N/A
DYESF	[___]
DMCGF	N/A
DDEMF	[N/A]
D/TBCSCGF	N/A
D/TBCSCVF	N/A
D/TBCSMCGF	N/A
D/NIEF	N/A
D/SGFIF	N/A
DTSTRBF	N/A
DBSPSIF	Rebecca Gao, Danny Lai, Todd Rose, Marlene Walker Smith
DBMIF	N/A
DCEF	N/A
DDSF	N/A
DFRIF	Tom Frangione
DOEMDF	N/A
DOFIF	David Bowser
DTMGF	N/A
DEMDLCF	N/A
DEIF	N/A
DGEIF	N/A
DHYF	Stephen Sylvester
DIBF	N/A

The following table lists the number and types of accounts (including the funds) advised by each fund's primary portfolio manager(s) and assets under management in those accounts as of the end of the last fiscal year of the funds they manage.  If a portfolio manager is a primary portfolio manager for multiple funds with different fiscal year ends, information is provided as of the most recent last fiscal year end of the relevant funds, unless otherwise indicated.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed

Ayaaz Allymun1
Mountaga Aw2
Chris Barris3	2	$1.9B	8	$1.9B	11	$2.1B
Nicolas Bégorre1
C. Wesley Boggs	12	$1.6M	17	$665.0M	45	$7.2M
Stephanie K. Brandaleone	4	$1.4B	3	$220.4M	20	$1.3B
Richard A. Brown	87	$47.7B	88	$66.3B	72	$80.7B
Thomas Casey	7	$5.1B	None	N/A	190	$2.4B
Michelle Y. Chan4
Warren Chiang4
Nick Clay	None	N/A	1	$172.1M	2	$283.8M
Joseph M. Corrado	4	$1.4B	3	$220.4M	20	$1.3B
Catherine P. Crain	5	$7.5B	None	N/A	94	$4.5B
Kevin Cronk	2	$1.9B	8	$2.0B	12	$2.2B
Thomas J. Durante	87	$47.7B	88	$66.3B	72	$80.7B
Sean P. Fitzgibbon	18	$5.4B	4	$350.6M	16	$1.5B
Ronald Gala4
Peter D. Goslin4
James Harries	1	$136.0M	4	$6.1B	2	$963.7M
David Horsfall	1	$33.0M	2	$345.0M	1	$197.0M
Jeff Jacobe	6	$8.0B	1	$14.0M	81	$4.5B
Alexander Kozhemiakin5	7	$5.5B	34	$9.4B	10	$1.2B
David Leduc	3	$2.4B	7	$4.0B	14	$5.6B
Gentry Lee	6	$8.0B	10	$2.0B	121	$7.3B
William Lemberg3	None	N/A	18	$4.2B	None	N/A
Paul Markham	2	$474.0M	6	$1.0M	6	$2.2B
Robert Marshall-Lee6
Jeffrey D. McGrew	18	$5.4B	4	$350.6M	16	$1.5B
Nicolas Mejri1
Jeff Munroe	None	N/A	3	$2.2B	7	$3.5B
Javier Murcio5	5	$4.8M	35	$9.1M	15	$1.3M
Brendan Murphy	2	$2.4B	6	$3.4B	15	$6.2B
Gaurav Patankar4
Daniel Rabasco2
Nancy Rogers	14	$7.6B	31	$16.0B	29	$10.1B
Christopher B. Sarofim	5	$7.5B	None	N/A	12	$2.9B
Fayez S. Sarofim	6	$8.0B	10	$2.0B	413	$15.5B
Charles E. Sheedy	5	$7.5B	8	$2.0B	64	$2.0B
Elizabeth Slover4
Raman Srivastava	3	$2.4B	8	$4.1B	16	$6.5B
Christine L. Todd	2	$1.1B	1	$317.0M	71	$3.6B
Guillaume Toison1
Todd Wakefield	7	$1.3B	4	$750.8M	22	$1.8B
Sophia Whitbread6
Karen Q. Wong	87	$47.7B	88	$66.3B	72	$80.7B
Zandra Zelaya	14	$7.6B	31	$16.0B	29	$10.1B
Robert C. Zeuthen	7	$1.3B	4	$750.8M	22	$1.8B
__________
1	Because Messrs. Allymun, Bégorre, Mejri and Toison became primary portfolio managers of Dreyfus TOBAM Emerging Markets Fund as of [______], 2014, their information is as of December 31, 2013.

2	Because Messrs. Aw and Rabasco became primary portfolio managers of Dreyfus Tax Sensitive Total Return Bond Fund as of February 21, 2014, their information is as of [November 30, 2013].

3	Because Messrs. Barris and Lemberg became primary portfolio managers of Dreyfus Floating Rate Income Fund as of September 27, 2013, their information is as of April 30, 2013.

4
Because Mses. Chan and Slover and Messrs. Chiang, Gala, Goslin and Patankar became primary portfolio managers of Dreyfus Diversified Emerging Markets Fund as of January 31, 2014, their information is as of November 30, 2013.

5	Because Messrs. Kozhemiakin and Murcio became primary portfolio managers of Dreyfus Opportunistic Emerging Markets Debt Fund as of June 14, 2013, their information is as of April 30, 2013.

6	Because Mr. Marshall-Lee and Ms. Whitbread became primary portfolio managers of Dreyfus Global Emerging Markets Fund as of [______], 2014, their information is as of November 30, 2013.

7	Because [_______________] became primary portfolio managers of Dreyfus Alternative Diversifier Strategies Fund as of [______], 2014, their information is as of December 31, 2013.

8	Because [_______________] became primary portfolio managers of Dreyfus Select Managers Long/Short Equity Fund as of [______], 2014, their information is as of December 31, 2013.

9	Because [_______________] became primary portfolio managers of Dreyfus Yield Enhancement Strategy Fund as of [______], 2014, their information is as of November 30, 2013.

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees.  If a portfolio manager is a primary portfolio manager for multiple funds with different fiscal year ends, information is provided as of the most recent last fiscal year end of the relevant funds, unless otherwise indicated.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts Subject to Performance Fees

Ayaaz Allymun1
Mountaga Aw2
Chris Barris3	None	N/A	N/A
Nicolas Bégorre1
C. Wesley Boggs	Registered Investment Companies	N/A	N/A
	Other Pooled Investment Vehicles	2	$120.3M
	Other Accounts	10	$1.8B
Stephanie K. Brandaleone	None	N/A	N/A
Richard A. Brown	None	N/A	N/A
Thomas Casey	None	N/A	N/A
Michelle Y. Chan4
Warren Chiang4	Registered Investment Companies	N/A	N/A
	Other Pooled Investment Vehicles	2	$120.3M
	Other Accounts	10	$1.8B
Nick Clay	Other Accounts	2	$283.8M
Joseph M. Corrado	None	N/A	N/A
Catherine P. Crain	None	N/A	N/A
Kevin Cronk	None	N/A	N/A
Thomas J. Durante	None	N/A	N/A
Sean P. Fitzgibbon	Other Accounts	2	$56.4M
Ronald Gala4	Registered Investment Companies	N/A	N/A
	Other Pooled Investment Vehicles	2	$120.3M
	Other Accounts	10	$1.8B
Peter D. Goslin4
James Harries	None	N/A	N/A
David Horsfall	None	N/A	N/A
Jeff Jacobe	None	N/A	N/A
Alexander Kozhemiakin5	None	N/A	N/A
David Leduc	None	N/A	N/A
Gentry Lee	None	N/A	N/A
William Lemberg3	Other Pooled Investment Vehicles	18	$4.5B
Paul Markham	Other Accounts	2	$416.0M
Robert Marshall-Lee6
Jeffrey D. McGrew	Other Accounts	2	$56.4M
Nicolas Mejri1
Jeff Munroe	Other Accounts	3	$1.1B
Javier Murcio5	None	N/A	N/A
Brendan Murphy	None	N/A	N/A
Gaurav Patankar4
Daniel Rabasco2
Nancy Rogers	Other Pooled Investment Vehicles	4	$261.0M
Christopher B. Sarofim	None	N/A	N/A
Fayez S. Sarofim	None	N/A	N/A
Charles E. Sheedy	None	N/A	N/A
Elizabeth Slover4
Raman Srivastava	None	N/A	N/A
Christine L. Todd	None	N/A	N/A
Guillaume Toison1
Todd Wakefield	Other Accounts	1	$3.265M
Sophia Whitbread6
Karen Q. Wong	None	N/A	N/A
Zandra Zelaya	Other Pooled Investment Vehicles	4	$261.0M
Robert C. Zeuthen	Other Accounts	1	$3.265M
__________
1	Because Messrs. Allymun, Bégorre, Mejri and Toison became primary portfolio managers of Dreyfus TOBAM Emerging Markets Fund as of [______], 2014, their information is as of December 31, 2013.

2	Because Messrs. Aw and Rabasco became primary portfolio managers of Dreyfus Tax Sensitive Total Return Bond Fund as of February 21, 2014, their information is as of [November 30, 2013].

3	Because Messrs. Barris and Lemberg became primary portfolio managers of Dreyfus Floating Rate Income Fund as of September 27, 2013, their information is as of April 30, 2013.

4
Because Mses. Chan and Slover and Messrs. Chiang, Gala, Goslin and Patankar became primary portfolio managers of Dreyfus Diversified Emerging Markets Fund as of January 31, 2014, their information is as of November 30, 2013.

5	Because Messrs. Kozhemiakin and Murcio became primary portfolio managers of Dreyfus Opportunistic Emerging Markets Debt Fund as of June 14, 2013, their information is as of April 30, 2013.

6	Because Mr. Marshall-Lee and Ms. Whitbread became primary portfolio managers of Dreyfus Global Emerging Markets Fund as of [______], 2014, their information is as of November 30, 2013.

7	Because [_______________] became primary portfolio managers of Dreyfus Alternative Diversifier Strategies Fund as of [______], 2014, their information is as of December 31, 2013.

8	Because [_______________] became primary portfolio managers of Dreyfus Select Managers Long/Short Equity Fund as of [______], 2014, their information is as of December 31, 2013.

9	Because [_______________] became primary portfolio managers of Dreyfus Yield Enhancement Strategy Fund as of [______], 2014, their information is as of November 30, 2013.

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund's last fiscal year.

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned

Ayaaz Allymun	DTEMF1	None
Mountaga Aw	DTSTRBF2	[None]
Chris Barris	DFRIF3	None
	DHYF	None
Nicolas Bégorre	DTEMF1	None
C. Wesley Boggs	DEIF	None
Stephanie K. Brandaleone	D/TBCSCVF	None
Richard A. Brown	DBSPSIF	None
Thomas Casey	DTSTRBF	None
Michelle Y. Chan	DDEMF4	None
Warren Chiang	DDEMF4	None
	DEIF	None
Nick Clay	DGEIF	None
Joseph M. Corrado	D/TBCSCVF	$100,001-$500,000
Catherine P. Crain	DCEF	$10,001-$50,000
	DTMGF	None
Kevin Cronk	DHYF	None
Thomas J. Durante	DBSPSIF	$1-$10,000
Sean P. Fitzgibbon	DDSF	$50,001-$100,000
Ronald Gala	DDEMF4	None
	DEIF	None
Peter D. Goslin	DDEMF4	None
James Harries	DGEIF	None
David Horsfall	DOFIF	$10,001-$50,000
Jeff Jacobe	DCEF	None
	DTMGF	None
Alexander Kozhemiakin	DOEMDF5	None
	DEMDLCF	None
David Leduc	D/SGFIF	None
	DOFIF	None
	DIBF	$1-$10,000
Gentry Lee	DCEF	$10,001-$50,000
	DTMGF	None
William Lemberg	DFRIF3	None
Paul Markham	D/NIEF	None
Robert Marshall-Lee	DGEMF6	None
Jeffrey D. McGrew	DDSF	None
Nicolas Mejri	DTEMF1	None
Jeff Munroe	D/NIEF	None
Javier Murcio	DOEMDF2	None
	DEMDLCF	None
Brendan Murphy	D/SGFIF	None
	DIBF	$50,001-$100,000
Gaurav Patankar	DDEMF4	None
Daniel Rabasco	DTSTRBF2	[None]
Nancy Rogers	DBMIF	None
Christopher B. Sarofim	DCEF	$10,001-$50,000
	DTMGF	None
Fayez S. Sarofim	DCEF	Over $1,000,000
	DTMGF	Over $1,000,000
Charles E. Sheedy	DCEF	$100,001-$1,000,000
	DTMGF	None
Elizabeth Slover	DDEMF4	None
Raman Srivastava	DIBF	None
	DOFIF	None
	D/SGFIF	None
Christine L. Todd	DTSTRBF	None
Guillaume Toison	DTEMF1	None
Todd Wakefield	D/TBCSMCGF	None
Sophia Whitbread	DGEMF6	None
Karen Q. Wong	DBSPSIF	None
Zandra Zelaya	DBMIF	None
Robert C. Zeuthen	DMCGF	None
__________
1	Messrs. Allymun, Bégorre, Mejri and Toison became primary portfolio managers of the fund as of [______], 2014, and on that date they did not own shares of the fund.

2	Messrs. Aw and Rabasco became primary portfolio managers of the fund as of February 21, 2014, and on that date they did not own shares of the fund.

3	Messrs. Barris and Lemberg became primary portfolio managers of the fund as of September 27, 2013, and on that date they did not own shares of the fund.

4	Mses. Chan and Slover and Messrs. Chiang, Gala, Goslin and Patankar became primary portfolio managers of the fund as of January 31, 2014, and on that date they did not own shares of the fund.

5	Messrs. Kozhemiakin and Murcio became primary portfolio managers of the fund as of June 14, 2013, and on that date they did not own shares of the fund.

6	Mr. Marshall-Lee and Ms. Whitbread became primary portfolio managers of the fund as of [______], 2014, and on that date they did not own shares of the fund.

7	[_______________] became primary portfolio managers of the fund [DADSF] as of [______], 2014, and on that date they did not own shares of the fund.

8	[_______________] became primary portfolio managers of the fund [DSMLSEF] as of [______], 2014, and on that date they did not own shares of the fund.

9	[_______________] became primary portfolio managers of the fund [DYESF] as of [______], 2014, and on that date they did not own shares of the fund.

MANAGER'S AND SUB-ADVISERS' COMPENSATION

For each fund's last three fiscal years, the management fees payable by the fund, the reduction, if any, in the amount of the fee paid due to fee waivers and/or expense reimbursements by the Manager and the net fees paid by the fund were as follows:

	2013 Fiscal Year			2012 Fiscal Year			2011 Fiscal Year
Fund	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid

DEIF	$677,424	$144,904	$532,520	$201,807	$173,158	$28,649	$21,280	$21,280	$0
DEMDLCF	$24,962,435	$0	$24,962,435	$21,020,681	$0	$21,020,681	$10,389,843	$0	$10,389,843
DBNYMMMF	$593,027	$235,9411	$357,086	$732,355	$302,8502	$429,505	$885,260	$77,2803	$807,980
DCEF	$4,521,921	$29,5584	$4,492,363	$3,568,111	$25,0084	$3,543,103	$2,129,695	$70,2815	$2,059,414

	2012 Fiscal Year			2011 Fiscal Year			2010 Fiscal Year
Fund	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid

DDEMF	$55,704	$55,704	$0	$163,647	$163,647	$0	$177,199	$177,199	$0
D/TBCSCGF	$1,152,114	$90,949	$1,061,165	$1,675,524	$21,934	$1,653,590	$2,025,281	$0	$2,025,281
D/TBCSCVF	$3,557,869	$0	$3,557,869	$3,856,968	$0	$3,856,968	$3,839,795	$0	$3,839,795
D/TBCSMCGF	$3,456,200	$0	$3,456,200	$2,925,145	$0	$2,925,145	$1,607,461	$0	$1,607,461
D/NIEF	$3,680,636	$0	$3,680,636	$4,839,114	$0	$4,839,114	$3,449,417	$0	$3,449,417
DTSTRBF	$541,260	$210,043	$331,217	$455,052	$201,087	$253,965	$438,657	$204,920	$233,737
DAMTFMR	$1,767,030	$777,4936	$989,537	$1,863,885	$1,683,1747	$180,711	$2,138,587	$1,641,6198	$496,968
DBSPSIF	$2,481,334	$71,0034	$2,410,331	$2,084,126	$69,4004	$2,014,726	$1,804,715	$63,9574	$1,740,758
DBMIF	$3,623,241	$150,7864	$3,472,455	$3,352,295	$143,9994	$3,208,296	$3,131,435	$115,1194	$3,016,316
DDSF	$4,693,367	$29,5074	$4,663,860	$5,270,849	$32,1664	$5,238,683	$5,052,900	$40,6624	$5,012,238
DMMR	$1,338,684	$1,098,9159	$239,769	$1,740,505	$1,400,92410	$339,581	$2,435,295	$1,732,29511	$703,000
DOFIF	$211,422	$141,571	$69,851	$231,227	$132,678	$98,549	$189,367	$100,254	$89,113
DTMGF	$1,820,923	$12,5284	$1,808,395	$1,231,320	$42,62212	$1,188,698	$986,197	$96,47113	$889,726
DUSTR	$1,631,764	$1,549,88814	$81,876	$1,697,665	$1,550,31715	$147,348	$1,974,705	$1,376,28816	$598,417
DGEIF	$506,791	$22,188	$484,603	$137,864	$100,313	$37,551	$79,993	$79,993	$0
DIBF	$9,098,677	$0	$9,098,677	$5,621,867	$0	$5,621,867	$3,668,155	$0	$3,668,155
DMCGF17	$1,034,104	$0	$1,034,104	$1,116,359	$64,236	$1,052,123	$1,005,680	$106,176	$899,504
D/SGFIF	$975,728	$0	$975,728	$673,511	$29,547	$643,964	$402,750	$137,875	$264,875
DHYF	$8,689,831	$94,509	$8,595,322	$7,267,007	$71,7374	$7,195,270	$6,527,478	$66,8614	$6,460,617
__________
1
For the fiscal year ended June 30, 2013, the management fee was reduced by $227,862, pursuant to an undertaking by the Manager, and by $8,079, which amount represented the fund's allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

2
For the fiscal year ended June 30, 2012, the management fee was reduced by $292,231, pursuant to an undertaking by the Manager, and by $10,619, which amount represented the fund's allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

3
For the fiscal year ended June 30, 2011, the management fee was reduced by $66,610, pursuant to an undertaking by the Manager, and by $10,670, which amount represented the fund's allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

4	Represents the fund's allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

5
For the fiscal year ended August 31, 2011, the management fee was reduced by $55,213, pursuant to an undertaking by the Manager, and by $15,068, which amount represented the fund's allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

6
For the fiscal year ended October 31, 2012, the management fee was reduced by $734,962, pursuant to an undertaking by the Manager, and by $42,531, which amount represented the fund's allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

7
For the fiscal year ended October 31, 2011, the management fee was reduced by $1,662,361, pursuant to an undertaking by the Manager, and by $20,813, which amount represented the fund's allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

8
For the fiscal year ended October 31, 2010, the management fee was reduced by $1,613,898, pursuant to an undertaking by the Manager, and by $27,721, which amount represented the fund's allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

9
For the fiscal year ended October 31, 2012, the management fee was reduced by $1,080,926, pursuant to an undertaking by the Manager, and by $17,989, which amount represented the fund's allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

10
For the fiscal year ended October 31, 2011, the management fee was reduced by $1,382,908, pursuant to an undertaking by the Manager, and by $18,016, which amount represented the fund's allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

11
For the fiscal year ended October 31, 2010, the management fee was reduced by $1,699,752, pursuant to an undertaking by the Manager, and by $32,543, which amount represented the fund's allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

12
 For the fiscal year ended October 31, 2011, the management fee payable was reduced by $34,647, pursuant to an undertaking by the Manager, and by $7,975, which amount represented the fund's allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

13
For the fiscal year ended October 31, 2010, the management fee payable was reduced by $89,654, pursuant to an undertaking by the Manager, and by $6,817, which amount represented the fund's allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

14
 For the fiscal year ended October 31, 2012, the management fee was reduced by $1,527,477, pursuant to an undertaking by the Manager, and by $22,411, which amount represented the fund's allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

15
For the fiscal year ended October 31, 2011, the management fee paid was reduced by $1,532,944, pursuant to an undertaking by the Manager, and by $17,373, which amount represented the fund's allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

16
For the fiscal year ended October 31, 2010, the management fee paid was reduced by $1,354,562, pursuant to an undertaking by the Manager, and by $21,726, which amount represented the fund's allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

17
As compensation for its services to the fund, the fund has agreed to pay the Manager a monthly management fee, as a percentage of the fund's average daily net assets, at the following annual rate: 1% up to $30 million; .75% between $30 million and $300 million; .70% between $300 million and $500 million; and .65% over $500 million.

The contractual fee rates paid by the Manager to a fund's portfolio allocation manager or Sub-Adviser(s), if any, and the effective rate paid in the last fiscal year, are as follows (expressed as an annual rate as a percentage of the fund's average daily net assets):

Fund	Portfolio Allocation Manager/ Sub-Adviser	Fee Rate	Effective Fee Rate for the Last Fiscal Year

DADSF	[_______]	*	N/A
DGEMF	Newton	**	N/A
DSMLSEF	EACM	[___]%	N/A
DYESF	[_______]	***	N/A
DDEMF	Mellon Capital and TBCAM	****	N/A
D/TBCSMCGF	TBCAM	†	N/A
D/SGFIF	Standish	††	N/A
DTSTRBF	Standish	††	N/A
D/NIEF	Newton	0.38%	0.38%
DCEF	Sarofim & Co.	0.2175%	0.2175%
DFRIF	Alcentra	†††	N/A
DOEMDF	Standish	††††	N/A
DTMGF	Sarofim & Co.	0.2175%	0.2175%
DGEIF	Newton	0.41%	0.41%
__________
*	The aggregate annual fee payable to the Manager and [_______] is [__]% of the value of the fund's average daily net assets.

**	The aggregate annual fee payable to the Manager and Newton is [__]% of the value of the fund's average daily net assets.

***	The aggregate annual fee payable to the Manager and [_______] is [__]% of the value of the fund's average daily net assets.

****	The aggregate annual fee payable to the Manager, Mellon Capital and TBCAM is [__]% of the value of the fund's average daily net assets.

†	The aggregate annual fee payable to the Manager and TBCAM is 0.60% of the value of the fund's average daily net assets.

††	The aggregate annual fee payable to the Manager and Standish is 0.40% of the value of the fund's average daily net assets.

†††	The aggregate annual fee payable to the Manager and Alcentra is .65% of the value of the fund's average daily net assets.

††††	The aggregate annual fee payable to the Manager and Standish is .75% of the value of the fund's average daily net assets.

For a fund's last three fiscal years, the fees payable by the Manager to the fund's portfolio allocation manager or Sub-Adviser(s), if any, the reduction, if any, in the amount of the fee paid due to fee waivers by the portfolio allocation manager or Sub-Adviser(s) and the net fees paid were as follows:

	2013 Fiscal Year			2012 Fiscal Year			2011 Fiscal Year
Fund/Sub-Adviser	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid

DCEF	$892,217	$0	$892,217	$672,620	$0	$672,620	$421,036	$0	$421,036

	2012 Fiscal Year			2011 Fiscal Year			2010 Fiscal Year
Fund/Sub-Adviser	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid

D/NIEF	$1,766,705	$0	$1,766,705	$2,322,775	$0	$2,322,775	$1,655,696	$0	$1,655,696
DTMGF	$360,301	$0	$360,301	$243,465	$0	$243,465	$194,998	$0	$194,998
DGEIF	$244,447	$7,231	$237,216	$66,175	$50,344	$15,831	$38,396	$0	$38,396

ADMINISTRATION COMPENSATION

Administration fees paid to Dreyfus or, prior to May 1, 2011 for funds other than Dreyfus Mid-Cap Growth Fund, The Bank of New York Mellon, by certain funds for the last three fiscal years were as follows:

Fund	2012 Fiscal Year	2011 Fiscal Year	2010 Fiscal Year
DDEMF	$5,064	$31,474	$45,000
D/TBCSCGF	$86,414	$71,455	$45,000
D/TBCSCVF	$124,502	$72,638	$45,000
D/TBCSMCGF	$124,502	$81,298	$53,000
D/NIEF	$161,623	$111,340	$72,000
D/SITEBF	$81,189	$61,420	$55,000
DMCGF*	$76,734	$30,657	$270,442
D/SGFIF	$181,635	$142,300	$72,000
__________
*	The figures for 2010 include fees paid by Dreyfus Discovery Fund, another series of Dreyfus Funds, Inc., which ceased operations in 2010.

SALES LOADS, CDSCS AND DISTRIBUTOR'S COMPENSATION

The following table lists, for each of the last three fiscal years, the total commissions on sales of Class A shares (sales loads) and the total CDSCs on redemptions of all classes of shares (as applicable), along with corresponding amounts of each retained by the Distributor.

Fund		2013 Fiscal Year	2012 Fiscal Year	2011 Fiscal Year

DEIF	Total commissions (A shares)	$252,951	$16,664	$7,986
	Commission amount retained	$41,106	$14,697	$4,524
	Total CDSCs	$436	$441	$16
	CDSC amount retained	$436	$441	$16

DEMDLCF	Total commissions (A shares)	$165,245	$21,156	$23,334
	Commission amount retained	$9,069	$21,156	$20,499
	Total CDSCs	$11,724	$16,363	$5,551
	CDSC amount retained	$11,724	$16,363	$5,551

DCEF	Total commissions (A shares)	$240,455	$216,275	$64,190
	Commission amount retained	$35,209	$76,352	$62,237
	Total CDSCs	$25,385	$44,218	$22,605
	CDSC amount retained	$25,385	$44,218	$22,605

Fund		2012 Fiscal Year	2011 Fiscal Year	2010 Fiscal Year

DDEMF	Total commissions (A shares)	$0	$112	$0
	Commission amount retained	$0	$61	$0
	Total CDSCs	$0	$0	$0
	CDSC amount retained	$0	$0	$0

D/TBCSMCGF	Total commissions (A shares)	$20,364	$1,183	$542
	Commission amount retained	$5,420	$1,019	$0
	Total CDSCs	$733	$50	$0
	CDSC amount retained	$733	$50	$0

D/NIEF	Total commissions (A shares)	$0	$1,749	$3,633
	Commission amount retained	$0	$1,489	$3,633
	Total CDSCs	$0	$0	$1,032
	CDSC amount retained	$0	$0	$1,032

D/SITEBF	Total commissions (A shares)	$4,388	$1,045	$1,416
	Commission amount retained	$1,824	$946	$1,416
	Total CDSCs	$0	$0	$0
	CDSC amount retained	$0	$0	$0

DOFIF	Total commissions (A shares)	$4,589	$42,779	$39,531
	Commission amount retained	$255	$3,030	$3,461
	Total CDSCs	$370	$154	$1,719
	CDSC amount retained	$370	$154	$1,719

DTMGF	Total commissions (A shares)	$157,242	$15,778	$7,457
	Commission amount retained	$28,737	$10,278	$2,790
	Total CDSCs	$15	$15,247	$12,576
	CDSC amount retained	$15	$15,247	$12,576

DGEIF	Total commissions (A shares)	$267,577	$2,231	$1,339
	Commission amount retained	$49,782	$2,231	$622
	Total CDSCs	$3,790	$261	$0
	CDSC amount retained	$3,790	$261	$0

DIBF	Total commissions (A shares)	$223,921	$176,931	$113,601
	Commission amount retained	$52,525	$80,787	$103,795
	Total CDSCs	$60,347	$41,137	$58,466
	CDSC amount retained	$60,347	$41,137	$58,466

DMCGF	Total commissions (A shares)	$10,192	$5,691	$7,003
	Commission amount retained	$2,165	$5,691	$5,951
	Total CDSCs	$592	$1,589	$5,188
	CDSC amount retained	$592	$1,589	$5,188

D/SGFIF	Total commissions (A shares)	$37,167	$11,071	$5,993
	Commission amount retained	$2,567	$5,262	$4,993
	Total CDSCs	$825	$1,954	$50
	CDSC amount retained	$825	$1,954	$50

DHYF	Total commissions (A shares)	$110,404	$64,118	$60,373
	Commission amount retained	$75,789	$46,474	$43,385
	Total CDSCs	$6,990	$21,085	$45,428
	CDSC amount retained	$6,990	$21,085	$45,428

The amounts paid by each fund to the Distributor under the fund's Plan or Plans, as applicable, for services described in Part II of this SAI under "Distribution Plans, Service Plans and Shareholder Services Plans; Shareholder Services Agreement," for the fund's last fiscal year were as follows:

Fund	Plan	Class	Amount

DMCGF	Distribution Plan (12b-1)	Class C	$76,617
		Class F	$97,248

	Shareholder Service Plan (12b-1)	Class A	$66,170
		Class C	$25,539
		Class F	$77,309

DDEMF	Distribution Plan (12b-1)	Class C	$826
	Shareholder Service Plan (12b-1)	Class A	$331
		Class C	$275

D/TBCSMCGF	Distribution Plan (12b-1)	Class C	$10,754
	Shareholder Service Plan (12b-1)	Class A	$322,353
		Class C	$3,585

D/NIEF	Distribution Plan (12b-1)	Class C	$6,336
	Shareholder Service Plan (12b-1)	Class A	$19,662
		Class C	$2,112

D/SGFIF	Distribution Plan (12b-1)	Class C	$101,147
	Shareholder Service Plan (12b-1)	Class A	$157,172
		Class C	$33,716

DTSTRBF	Distribution Plan (12b-1)	Class C	$11,766
	Shareholder Service Plan (12b-1)	Class A	$16,458
		Class C	$3,922

DAMTFMR	Distribution Plan (12b-1)	Investor	$61,093
		Class B	$596,596
	Shareholder Service Plan (12b-1)	Class B	$596,596

DBMIF	Distribution Plan (12b-1)	Investor	$2,472,510

DCEF	Distribution Plan (12b-1)	Class A	$467,187
		Class C	$1,118,100
	Service Plan (12b-1)	Class C	$372,700

DDSF	Distribution Plan (12b-1)	N/A	$521,485

DMMR	Distribution Plan (12b-1)	Investor	$400,443

DOFIF	Distribution Plan (12b-1)	Class C	$31,266
	Shareholder Service Plan (12b-1)	Class A	$60,138
		Class C	$10,422

DTMGF	Distribution Plan (12b-1)	Class A	$314,375
		Class C	$193,577
	Service Plan (12b-1)	Class C	$64,526

DUSTR	Distribution Plan (12b-1)	Investor	$246,240

DGEIF	Distribution Plan (12b-1)	Class C	$57,871
	Shareholder Service Plan (12b-1)	Class A	$41,885
		Class C	$19,290

DHYF	Distribution Plan (12b-1)	Class A	$898,157
		Class C	$925,563
	Service Plan (12b-1)	Class C	$308,521

DIBF	Distribution Plan (12b-1)	Class C	$1,351,014
	Shareholder Service Plan (12b-1)	Class A	$1,566,347
		Class C	$450,338

DEIF	Distribution Plan (12b-1)	Class C	$45,057
	Shareholder Service Plan (12b-1)	Class A	$192,769
		Class C	$15,019

DEMDLCF	Distribution Plan (12b-1)	Class C	$192,913
	Shareholder Service Plan (12b-1)	Class A	$212,737
		Class C	$64,305

OFFERING PRICE
(Class A shares only)

Set forth below is an example of the method of computing the offering price of each fund's Class A shares, if applicable.  The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the fund's prospectus at a price based upon the NAV of a Class A share at the close of business on the last business day of the fund's last fiscal year (initial NAV per share for Dreyfus Floating Rate Income Fund, Dreyfus Global Emerging Markets Fund, Dreyfus Alternative Diversifier Strategies Fund, Dreyfus Select Managers Long/Short Equity Fund, Dreyfus TOBAM Emerging Markets Fund and Dreyfus Yield Enhancement Strategy Fund).  Certain purchases are not subject to a sales charge or are subject to a different sales charge than the one shown below.  See the prospectus and "How to Buy Shares" in Part II of this SAI.

Fund	NAV Per Share	Sales Charge as a Percentage of Offering Price and NAV Per Share	Per Share Sales Charge	Per Share Offering Price to Public

DADSF	$12.50	5.75% of offering price (6.10% of NAV per share)	$0.76	$13.26
DGEMF	$12.50	5.75% of offering price (6.10% of NAV per share)	$0.76	$13.26
DSMLSEF	$12.50	5.75% of offering price (6.10% of NAV per share)	$0.76	$13.26
DTEMF	$12.50	5.75% of offering price (6.10% of NAV per share)	$0.76	$13.26
DYESF	$12.50	4.50% of offering price (4.71% of NAV per share)	$0.59	$13.09
DMCGF	$5.97	5.75% of offering price (6.10% of NAV per share)	$0.36	$6.33
DDEMF	$[___]	5.75% of offering price (6.10% of NAV per share)	$[___]	$[___]
D/TBCSMCGF	$[___]	5.75% of offering price (6.10% of NAV per share)	$[___]	$[___]
D/NIEF	$16.96	5.75% of offering price (6.10% of NAV per share	$1.03	$17.99
D/SGFIF	$[___]	4.50% of offering price (4.71% of NAV per share)	$[___]	$[___]
DTSTRBF	$[___]	4.50% of offering price (4.71% of NAV per share)	$[___]	$[___]
DCEF	$19.66	5.75% of offering price (6.10% of NAV per share)	$1.20	$20.86
DFRIF	$12.50	2.50% of offering price (2.60% of NAV per share)	$0.32	$12.82
DOEMDF	$[___]	4.50% of offering price (4.71% of NAV per share)	$[___]	$[___]
DOFIF	$13.38	4.50% of offering price (4.71% of NAV per share)	$0.63	$14.01
DTMGF	$21.27	5.75% of offering price (6.10% of NAV per share)	$1.30	$22.57
DEMDLCF	$14.57	4.50% of offering price (4.70% of NAV per share)	$0.69	$15.26
DEIF	$15.42	5.75% of offering price (6.10% of NAV per share)	$0.94	$16.36
DGEIF	$10.99	5.75% of offering price (6.10% of NAV per share)	$0.67	$11.66
DHYF	$6.67	4.50% of offering price (4.71% of NAV per share)	$0.31	$6.98
DIBF	$17.48	4.50% of offering price (4.71% of NAV per share)	$0.82	$18.30

RATINGS OF CORPORATE DEBT SECURITIES

The average distribution of investments (at value) in corporate debt securities (excluding any preferred stock, convertible preferred stock or convertible bonds) by ratings for the last fiscal year, computed on a monthly basis, for each fund that focuses its investments in corporate debt securities, was as follows:

Fitch	Moody's	D/SGFIF	DOFIF	DIBF	DHYF
AAA	Aaa	48.0%	18.8%	44.7%	5.7%
AA	Aa	17.4%	5.6%	20.0%	0.0%
A	A	19.0%	20.6%	19.3%	0.1%
BBB	Baa	13.2%	32.1%	11.2%	6.1%
BB	Ba	3.8%	13.8%	3.5%	31.3%
B	B	0.7%	6.8%	0.5%	45.2%
CCC	Caa	N/A	0.7%	0.0%	10.3%
CC	Ca	N/A	N/A	N/A	0.0%
F-1/F-1+	VMIG 1/MIG 1/P-1	N/A	N/A	N/A	0.0%
Not Rated	Not Rated	N/A	0.0%	0.0%	0.0%
Total		102.1%	98.4%1	99.2%	98.7%2
__________
1	The fund also held convertible preferred stocks rated B/B (0.5%) and non-convertible preferred stocks rated AA/Aa (0.2%).
2	The fund also held convertible preferred stocks rated B/B (0.3%) and non-convertible preferred stocks rated AA/Aa (0.2%).

RATINGS OF MUNICIPAL BONDS AND CORPORATE DEBT SECURITIES
(Dreyfus Tax Sensitive Total Return Bond Fund)

The average distribution of investments (at value) in Municipal Bonds (including notes) and corporate debt securities (excluding any preferred stock, convertible preferred stock or convertible bonds) by ratings for the last fiscal year, computed on a monthly basis, was as follows:

Fitch	Moody's	S&P	DTSTRBF
AAA	Aaa	AAA	[18.6%
AA	Aa	AA	44.9%
A	A	A	31.2%
BBB	Baa	BBB	3.9%
BB	Ba	BB	N/A
B	B	B	N/A
CCC	Caa	CCC	N/A
CC	Ca	CC	N/A
F-1/F-1+	VMIG 1/MIG 1/P-1	SP-1/A-1	0.8%
Not Rated	Not Rated	Not Rated	0.6%]1
Total			100.0%
__________
1	Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: [A (0.2%) and BBB (0.4%)].

RATINGS OF MUNICIPAL OBLIGATIONS
(money market funds)

The average distribution of investments (at value) in Municipal Obligations (including notes) by ratings for the last fiscal year, computed on a monthly basis, for each fund that focuses its investments in Municipal Obligations was as follows:

Fitch	Moody's	S&P	DAMTFMR	DBNYMMMF
F-1+/F-1	VMIG 1/MIG 1, P-1	SP-1+/SP-1, A1+/A1	73.2%	62.1%
F-2+/F-2	VMIG 2/MIG 2, P-2	SP-2+/SP-2, A2+/A2	1.7%	15.3%
AAA/AA	Aaa/Aa	AAA/AA	8.9%	4.4%
Not Rated	Not Rated	Not Rated	16.2%1	18.2%1
Total			100.0%	100.0%
__________
1	Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the F-1+/F-1 or VMIG 1/MIG 1/P-1 or SP-1+ /SP-1/A-1 + /A-1 rating categories.

SECURITIES OF REGULAR BROKERS OR DEALERS

A fund may acquire securities issued by one or more of its "regular brokers or dealers," as defined in Rule 10b-1 under the 1940 Act.  Rule 10b-1 provides that a "regular broker or dealer" is one of the ten brokers or dealers that, during the fund's last fiscal year:  (1) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the fund's portfolio transactions, (2) engaged as principal in the largest dollar amount of the fund's portfolio transactions or (3) sold the largest dollar amount of the fund's securities.  The following is a list of the issuers of the securities, and the aggregate value per issuer, of a fund's regular brokers or dealers held by such fund as of the end of its last fiscal year:

Fund	Regular Broker or Dealer	Aggregate Value Per Issuer

DMCGF	N/A	N/A

DDEMF	N/A	N/A

D/TBCSCGF	N/A	N/A

D/TBCSCVF	Susquehanna Financial Group, LLP	$3,342,000

D/TBCSMCGF	N/A	N/A

D/NIEF	N/A	N/A

D/SGFIF	Citigroup Inc.	$1,092,000
	J.P. Morgan Securities, Inc.	$1,872,000
	Bank of America Securities N.A.	$1,124,000
	Barclays Capital Inc.	$598,000
	HSBC Securities (USA) Inc.	$1,394,000
	Credit Suisse (USA) Inc.	$1,119,000

DTSTRBF	N/A	[N/A

DAMTFMR	N/A	N/A

DBSPSIF	J.P. Morgan Securities, Inc.	$16,744,000
	Citigroup Inc.	$11,580,000
	Goldman, Sachs & Co.	$5,862,000
	Bank of America N.A.	$10,607,000

DBMIF	Goldman, Sachs &Co.	$13,759,000
	J.P. Morgan Securities, Inc.	$29,864,000
	Bank of America N.A.	$20,838,000
	Citigroup Inc.	$21,362,000
	Barclays Capital, Inc.	$1,596,000
	US Bank National Association	$49,000

DCEF	J.P. Morgan Securities, Inc.	$9,904,000

DDSF	J.P. Morgan Securities, Inc.	$3,029,000
	Bank of America N.A.	$4,127,000

DMMR	RBC Capital Markets Corp.	$8,000,000

DOFIF	Citigroup Inc.	$665,000
	RBS Securities, Inc.	$324,000
	Bank of America N.A.	$733,000
	J.P. Morgan Securities, Inc.	$1,258,000
	Goldman, Sachs & Co.	$212,000

DTMGF	J.P. Morgan Securities, Inc.	$3,751,000

DUSTR	Goldman, Sachs & Co.	$69,000,000
	J.P. Morgan Securities, Inc.	$70,000,000
	Citigroup Inc.	$30,000,000

DEMDLCF	N/A	N/A

DEIF	J.P. Morgan Securities, Inc.	$1,728,000

DGEIF	N/A	N/A

DHYF	Bank of America N.A.	$4,645,000
	Citigroup Inc.	$2,676,000
	Barclays Capital, Inc.	$3,855,000

DIBF	Barclays Capital Inc.	$7,356,000
	J.P. Morgan Securities Inc.	$11,502,000
	Morgan Stanley	$4,428,000
	Citigroup Inc.	$13,200,000
	Bank of America N.A.	$7,476,000
	Goldman, Sachs & Co.	$5,582,000
	Credit Suisse (USA) Inc.	$13,056,000

DBNYMMMF	N/A	N/A

COMMISSIONS

The aggregate amounts of commissions paid by each fund for brokerage commissions and spreads or concessions on principal transactions (none of which were paid to affiliates) for its last three fiscal years were as follows:

Fund	2013 Fiscal Year		2012 Fiscal Year		2011 Fiscal Year
	Commissions	Spreads/ Concessions	Commissions	Spreads/ Concessions	Commissions	Spreads/ Concessions

DEIF	$54,375	--	$33,717	--	$2,081	--
DEMDLCF	--	--	$19,973	--	--	--
DBNYMMMF	--	--	--	--	--	--
DCEF	$34,677	--	$56,210	--	$38,251	--

Fund	2012 Fiscal Year		2011 Fiscal Year		2010 Fiscal Year
	Commissions	Spreads/ Concessions	Commissions	Spreads/ Concessions	Commissions	Spreads/ Concessions

DDEMF	$20,859	--	$49,009	--	$59,944	--
D/TBCSCGF	$471,519	$144,844	$865,632	$238,467	$1,250,045	$317,602
D/TBCSCVF	$1,200,044	$134,676	$1,258,783	$314,377	$1,578,258	$950,405
D/TBCSMCGF	$1,647,311	$184,169	$1,480,948	$338,440	$1,276,490	$196,272
D/NIEF	$563,909	--	$988,840	--	$748,266	--
DTSTRBF	--	--	--	--	--	--
DAMTFMR	--	--	--	--	--	--
DBSPSIF	$22,383	--	$22,913	--	$32,862	--
DBMIF	--	--	--	--	--	--
DDSF	$479,188	$20,569	$820,472	$189,639	$829,715	$228,772
DMMR	--	--	--	--	--	--
DOFIF	$7,467	--	$14,864	--	$3,105	--
DTMGF	$25,737	--	$19,358	--	$5,260	--
DUSTR	--	--	--	--	--	--
DGEIF	$78,957	--	$22,529	--	$14,340	--
DIBF	$94,378	--	$81,328	--	$35,934	--
DMCGF	$315,441	$26,144	$432,248	$195,481	$330,276	$14,179
D/SGFIF	$9,202	--	$9,911	--	$6,911	--
DHYF	$2,863	--	$1,414	--	$1,857	--

The following table provides an explanation of any material difference in the commissions or spreads/concessions paid by a fund in either of the two fiscal years preceding the last fiscal year.

Fund	Reason for Any Material Difference in Commissions or Spreads/Concessions

DMCGF	N/A

DDEMF	N/A
D/TBCSCGF	The fund's assets decreased significantly over the last three fiscal years.
D/TBCSCVF	N/A
D/TBCSMCGF	The fund's assets increased significantly over the last three fiscal years.
D/NIEF	N/A
D/SGFIF	N/A
DTSTRBF	[N/A]

DAMTFMR	N/A
DBSPSIF	N/A
DBMIF	N/A
DCEF	N/A
DDSF	The variance in commission is primarily the result of lower portfolio turnover.
DMMR	N/A
DOFIF	N/A
DTMGF	N/A
DUSTR	N/A

DEMDLCF	N/A
DEIF	The fund's assets increased significantly over the last three fiscal years.
DGEIF	The fund's assets increased significantly from 2011 to 2012.
DHYF	N/A
DIBF	The fund's assets increased significantly and the markets in which the fund invests experienced significant volatility over the last three fiscal years.

DBNYMMMF	N/A

The aggregate amount of transactions during each fund's last fiscal year in securities effected on an agency basis through a broker-dealer for, among other things, research services and the commissions and concessions related to such transactions were as follows:

Fund	Transactions	Related Commissions/Concessions

DMCGF	$166,558,322	$228,185
DDEMF	$5,720,576	$12,725
D/TBCSCGF	$188,393,194	$324,861
D/TBCSCVF	$525,608,215	$958,556
D/TBCSMCGF	$796,680,551	$1,214,396
D/NIEF	$659,196,489	$215,023
DDSF	$545,511,530	$452,081
DTMGF	$74,136,967	$31,943
DGEIF	$134,237,901	$22,396
DEIF	$148,806,311	$11,506
DCEF	$76,811,607	$34,677

PORTFOLIO TURNOVER VARIATION
(not applicable to money market funds)

Each fund's portfolio turnover rate for up to five fiscal years is shown in the prospectus.  The following table provides an explanation of any significant variation in a fund's portfolio turnover rates over the last two fiscal years (or any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year).

Fund	Reason for Any Significant Portfolio Turnover Rate Variation, or Anticipated Variation

DMCGF	N/A
DDEMF	The fund experienced volatile market conditions over the last two fiscal years.
D/TBCSCGF	N/A
D/TBCSCVF	N/A
D/TBCSMCGF	N/A
D/NIEF	N/A
D/SGFIF	N/A
DTSTRBF	N/A
DBSPSIF	N/A
DBMIF	N/A
DCEF	N/A
DDSF	N/A
DOFIF	The fund experienced volatile market conditions over the last two fiscal years.
DTMGF	N/A
DEMDLCF	N/A
DEIF	N/A
DGEIF	N/A
DHYF	N/A
DIBF	The fund experienced volatile market conditions over the last two fiscal years.
SHARE OWNERSHIP

The following persons are known by each fund to own of record 5% or more of the indicated class of the fund's outstanding voting securities.  A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed to "control" (as defined in the 1940 Act) the fund.  All information for a fund is as of the date indicated for the first listed class.

Date	Fund	Class	Name & Address	Percent Owned

[______], 2014	[DADSF]	Class A

		Class C

		Class I

		Class Y

[______], 2014	DGEMF	Class A

		Class C

		Class I

		Class Y

[______], 2014	DSMLSEF	Class A

		Class C

		Class I

		Class Y

[______], 2014	DYESF	Class A

		Class C

		Class I

		Class Y

April 1, 2013	DMCGF	Class A	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East – 3rd Floor Jacksonville, FL 32246-6484	11.6169%

			Charles Schwab & Co. Inc. Special Custody Account 101 Montgomery Street San Francisco, CA 94104-4151	10.6682%

			National Financial Services Corp. P.O. Box 3908, Church Street Station New York, NY 10008-3908	9.5181%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8.4175%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	7.1102%

			Nationwide Life Insurance Company P.O. Box 182029 Columbus, OH 43218-2029	6.2952%

			American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	5.6555%

		Class C	Morgan Stanley & Co. Harborside Financial Center, Plaza 2 Jersey City, NJ 07311	29.1367%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East – 3rd Floor Jacksonville, FL 32246-6484	21.7067%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	15.9222%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8.4269%

		Class F	Charles Schwab & Co. Inc. Special Custody Account 101 Montgomery Street San Francisco, CA 94104-4151	12.3812%

			National Financial Services Corp. P.O. Box 3908, Church Street Station New York, NY 10008-3908	6.1271%

		Class I	Charles Schwab & Co. Inc. Special Custody Account 101 Montgomery Street San Francisco, CA 94104-4151	29.4259%

			Morgan Stanley & Co. Harborside Financial Center, Plaza 2 Jersey City, NJ 07311	15.9009%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East - 3rd Floor Jacksonville, FL 32246-6484	12.4385%

			National Financial Services Corp. P.O. Box 3908, Church Street Station New York, NY 10008-3908	9.5413%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	8.6155%

			Frontier Trust Company FBO Solargenix Energy LLC 401(k) Plan Fargo, ND 58106-0758	7.3937%

January __, 2014	DDEMF	Class A

		Class C

		Class I

		Class Y

June 3, 2013	D/TBCSCGF	Class I	Wells Fargo Bank P.O. Box 560067 Charlotte, NC 28256	42.7512%

			National Financial Services Corp. 499 Washington Boulevard Jersey City, NJ 07310	28.2875%

			Texas Iron Workers' Pension Plan 9555 West Sam Houston Parkway South Suite 400 Houston, TX 77099-2145	11.3333%

			Strafe & Co. P.O. Box 6924 Newark, DE 19714	5.3909%

January 4, 2013	D/TBCSCVF	Class I	National Financial Services Corp. P.O. Box 3908, Church Street Station New York, NY 10008-3908	28.6493%

			Wachovia Bank 1525 West WT Harris Boulevard Charlotte, NC 28288-001	15.5608%

			SunTrust Bank 25 Park Place Atlanta, GA 30303-2918	8.9802%

			Charles Schwab & Co. Inc. Reinvestment Account 101 Montgomery Street San Francisco, CA 94104-4151	8.9267%

			JPMorgan Chase Retirement Savings Plan 11500 Outlook Street Overland Park, KS 66211-1804	8.4829%

February __, 2014	D/TBCSMCGF	Class A

		Class C

		Class I

February __, 2014	DTSTRBF	Class A

		Class C

		Class I

June 3, 2013	D/NIEF	Class A	UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	79.9492%

			American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	6.9940%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.6427%

		Class C	Morgan Stanley & Co. Harborside Financial Center, Plaza 2 Jersey City, NJ 07311	55.7321%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	20.3529%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	12.6921%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	9.9000%

		Class I	SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	73.0517%

			Dreyfus Premier Diversified International Fund The Dreyfus Corporation 200 Park Avenue, Floor 7 New York, NY 10166-0090	24.4517%

February __, 2014	D/SGFIF	Class A

		Class C

		Class I

February 15, 2013	DAMTFMR	Investor shares	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	79.9279%

			BNY Mellon, N.A. 6575 Westside Road Healdsburg, CA 95448-8323	18.6576%

		Class R	Boston & Co. 3 Mellon Bank Center Pittsburg, PA 15259-0001	95.2987%

		Class B	Stifel Nicolaus & Co. Inc. 500 North Broadway Saint Louis, MO 63102-2110	48.4066%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	29.9995%

			Janney Montgomery Scott, LLC 1717 Arch Street Philadelphia, PA 19103-2713	11.2421%

			Morgan Keegan & Co. Inc. 50 North Front Street Memphis, TN 3810-1119	10.3517%

		BASIC shares	E Trade Clearing LLC P.O. Box 484 Jersey City, NJ 07303-0484	11.9620%

			Rosalyn Borg TTEE St. Louis, MO	8.8663%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	8.7124%

			Paul Goldstein TTEE Boynton Beach, FL	8.0347%

			Michael Kanzer & Rebecca Kanzer Landenberg, PA	7.7462%

	DBSPSIF		Fidelity Investments Institutional 100 Magellan Way Covington, KY 41015-1999	21.5303%

			SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	16.2556%

			Hartford Securities Distribution P.O. Box 2999 Hartford, CT 06104-2999	9.3115%

			MAC & Co. P.O. Box 3198 Pittsburgh, PA 15230-3198	8.9533%

			New Mexico 529 The Education Plan Portfolio 6803 South Tucson Way Centennial, CO 80112	5.0614%

	DBMIF	Investor shares	National Financial Services Corp. 82 Devonshire Street Boston, MA 02109-3605	38.1386%

			VRSCO 2929 Allen Parkway Houston, TX 77019-717	11.1824%

			Charles Schwab & Co. Inc. Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	7.2188%

			DCGT 711 High Street Des Moines, IA 50392-0001	8.0265%

		BASIC shares	Edward D. Jones & Co. 201 Progress Parkway Maryland Heights, MO 63043-3009	28.2896%

			Brown Brothers Harriman & Co. 525 Washington Boulevard Jersey City, NJ 07310-1606	14.7626%

			Charles Schwab & Co. Inc. Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	7.1251%

			New Mexico Scholars Edge 525 Washington Boulevard Jersey City, NJ 07310-1606	6.3792%

			SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	6.0775%

			MAC & Co. P.O. Box 3198 Pittsburgh, PA 15230-3198	6.0314%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East - 3rd Floor Jacksonville, FL 32246-6484	5.7544%

	DDSF		National Financial Services 82 Devonshire Street Boston, MA 02109-3605	13.7436%

	DMMR	Investor shares	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0002	85.0717%

		Class R	Boston & Co. 3 Mellon Bank Center Pittsburg, PA 15259-0001	72.9379%

			National Financial Services Corp. 200 Liberty Street New York, NY 10281	15.0275%

			First Clearing, LLC One North Jefferson St. Louis, MO 63103	9.2858%

June 3, 2013	DOFIF	Class A	American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	24.5012%

			National Financial Services Corp. 499 Washington Boulevard Jersey City, NJ 07310	17.3217%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East - 3rd Floor Jacksonville, FL 32246-6484	13.6113%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	11.1588%

		Class C	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East - 3rd Floor Jacksonville, FL 32246-6484	37.5043%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	22.6115%

			LPL Financial Corporation 9785 Towne Centre Drive San Diego, CA 92123-1968	15.3102%

			American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0002	11.8820%

		Class I	First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	42.8351%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East - 3rd Floor Jacksonville, FL 32246-6484	15.0652%

			SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	14.2427%

			Standish Tax Exempt LTIP 201 Washington Street Boston, MA 02108-4403	13.0120%

February 15, 2013	DTMGF	Class A	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	34.0642%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East - 3rd Floor Jacksonville, FL 32246-6484	8.4012%

			National Financial Services Corp. 82 Devonshire Street Boston, MA 02109	7.9379%

			PIMS/Prudential Retirement 1770 Promontory Circle Greeley, CO 80634-9039	7.7832%

			American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0002	7.3706%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	5.5570%

		Class C	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East- 3rd Floor Jacksonville, FL 32246-6484	34.0108%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	20.5052%

			Morgan Stanley & Co. Harborside Financial Center, Plaza 2 Jersey City, NJ 07311	10.5608%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	7.9220%

		Class I	Morgan Stanley & Co. Harborside Financial Center, Plaza 2 Jersey City, NJ 07311	33.0024%

			National Financial Services Corp. 82 Devonshire Street Boston, MA 02109	22.7588%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	17.3986%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East – 3rd Floor Jacksonville, FL 32246-6484	16.3729%

June 3, 2013	DUSTR	Investor shares	Pershing LLC One Pershing Plaza Jersey City, NJ 07303-2052	95.4089%

		Class R	Boston & Co. Attn Cash Sweep 3 Mellon Bank Center Pittsburg, PA 15259-0001	99.6788%

June 3, 2013	DGEIF	Class A	American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	45.5787%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	20.2216%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East - 3rd Floor Jacksonville, FL 32246-6484	10.8755%

			National Financial Services Corp. 499 Washington Boulevard Jersey City, NJ 07310	7.9134%

		Class C	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East - 3rd Floor Jacksonville, FL 32246-6484	59.8537%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	14.5097%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	13.9663%

			American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0002	6.5835%

		Class I	Blue Cross and Blue Shield of Massachusetts 401 Park Drive Boston, MA 02215-3326	24.9277%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East - 3rd Floor Jacksonville, FL 32246-6484	20.7753%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	20.5188%

			LPL Financial Corporation 9785 Towne Centre Drive San Diego, CA 92121	13.0293%

			SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	8.1692%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.6476%

June 3, 2013	DIBF	Class A	American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0002	28.5359%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	26.3485%

			Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	11.7575%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	11.0271%

		Class C	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East - 3rd Floor Jacksonville, FL 32246-6484	24.6932%

			Morgan Stanley & Co. Harborside Financial Center, Plaza 2 Jersey City, NJ 07311	20.3410%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	16.6565%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	11.5304%

			American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0002	8.7053%

			National Financial Services Corp. 499 Washington Boulevard Jersey City, NJ 07310	5.1086%

		Class I	National Financial Services Corp. 499 Washington Boulevard Jersey City, NJ 07310	21.2541%

			Charles Schwab & Co. Inc. Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	14.6977%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East -3rd Floor Jacksonville, FL 32246-6484	13.0681%

			Morgan Stanley & Co. Harborside Financial Center, Plaza 2 Jersey City, NJ 07311	11.5323%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	9.6772%

			Wells Fargo Bank P.O. Box 560067 Charlotte, NC 28256-0067	8.0490%

December 4, 2013	DCEF	Class A	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East- 3rd Floor Jacksonville, FL 32246-6484	18.6577%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	18.0767%

			Great West Trust Co LLC 8515 East Orchard Road 2T2 Greenwood Village, CO 80111	9.2131%

			Morgan Stanley & Co. Harborside Financial Center, Plaza 2 Jersey City, NJ 07311	6.9770%

			American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	5.6854%

			National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	5.0021%

		Class C	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East- 3rd Floor Jacksonville, FL 32246-6484	57.0594%

			Morgan Stanley & Co. Harborside Financial Center, Plaza 2 Jersey City, NJ 07311	15.1481%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	10.3800%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	6.4800%

		Class I	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East- 3rd Floor Jacksonville, FL 32246-6484	25.5018%

			MMATCO LLC P.O. Box 483 1110 North Main Street Goshen IN 46527-0483	15.9717%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	13.5208%

			Morgan Stanley & CO Harborside Financial Center, Plaza 2 Jersey City, NJ 07311	10.4459%

			Prudential Retirement 47 Eastern Boulevard Glastonbury, CT 06033	5.7218%

			LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	5.5085%

			National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	5.4476%

April 1, 2013	DHYF	Class A	American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	14.8100%

			Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	12.6369%

			First Clearing, LLC 2801 Market Place St Louis, MO 63103-2523	9.2263%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.7303%

			National Financial Services Corp. 82 Devonshire Street G10G Boston, MA 02109-3605	5.1313%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East - 3rd Floor Jacksonville, FL 32246-6484	5.0361%

		Class C	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East – 3rd Floor Jacksonville, FL 32246-6484	36.0290%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	17.1249%

			Morgan Stanley & Co. Harborside Financial Center, Plaza 2 Jersey City, NJ 07311	13.1958%

			American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	5.8923%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	5.4123%

		Class I	SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	76.5229%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.0010%

			National Financial Services Corp. 82 Devonshire Street Boston, MA 02109-3605	5.0343%

September 5, 2013	DEIF	Class A	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	25.8461%

			American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	13.2554%

		Class C	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East - 3rd Floor Jacksonville, FL 32246-6484	34.1742%

			American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	18.0869%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	14.9368%

			Raymond James Onmibus for Mutual Funds 880 Carillon Parkway Saint Petersburg, FL 33716-1102	12.2678%

		Class I	SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	33.9782%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East - 3rd Floor Jacksonville, FL 32246-6484	16.2320%

			Standish Tax Exempt LTIP 201 Washington Street Boston, MA 02108-4403	12.8777%

			State Street Bank Trustee 1 Lincoln Street Boston, MA 02111-2901	7.8849%

			LPL Financial Corporation 9785 Towne Centre Drive San Diego, CA 92121-1968	6.9396%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	6.4480%

			Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104-4151	5.0404%

		Class Y	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive, Suite 102 Newark, DE 19711	100.00%

September 5, 2013	DEMDLCF	Class A	UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	21.8368%

			American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	21.3819%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East - 3rd Floor Jacksonville, FL 32246-6484	18.7797%

			Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	17.1664%

			Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	5.0121%

		Class C	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East - 3rd Floor Jacksonville, FL 32246-6484	60.7126%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	10.6509%

			Morgan Stanley & Co. Harborside Financial Center, Plaza 2 Jersey City, NJ 07311	8.8344%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	7.1840%

		Class I	Wells Fargo Bank P.O. Box 560067 Charlotte, NC 28256-0067	30.9737%

			Strafe & Co. P.O. Box 6924 Newark, DE 19714-6924	25.4396%

			J.P. Morgan Clearing Corp. 3 Chase Metrotech Center Brooklyn, NY 11245-0001	13.8185%

			SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	8.3540%

		Class Y	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive, Suite 102 Newark, DE 19711	100.00%

October 9, 2013	DBNYMMMF		Boston & Co. P.O. Box 534005 Pittsburgh, PA 15253-4005	16.9466%

			Boston & Co. Mutual Fund Operations P.O. Box 3198 Pittsburgh, PA 15230-3198	14.6363%

			Virginia Chen Tod Scarsdale, NY	9.3453%

PART II

HOW TO BUY SHARES

See "Additional Information About How to Buy Shares" in Part III of this SAI for general information about the purchase of fund shares.

Investor shares and BASIC shares of Dreyfus Bond Market Index Fund were formerly called Institutional shares and Retail shares, respectively.

Investment Minimums

The minimum initial investment in Dreyfus AMT-Free Municipal Reserves (Class B shares), Dreyfus Bond Market Index Fund (Investor shares) and Dreyfus Disciplined Stock Fund is $1,000 if you are a client of a Service Agent which maintains an omnibus account in the fund and has made an aggregate initial purchase in the fund for its customers of $2,500.

The minimum initial investment for each fund, except Dreyfus AMT-Free Municipal Reserves (Class R shares and Investor shares), Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund (BASIC shares), Dreyfus Money Market Reserves (Class R shares and Investor shares) and Dreyfus U.S. Treasury Reserves (Class R shares and Investor shares), is $1,000 for full-time or part-time employees of Dreyfus or any of its affiliates, directors of Dreyfus, board members of a fund advised by Dreyfus, or the spouse or minor child of any of the foregoing.

The minimum initial investment for each fund, except Dreyfus AMT-Free Municipal Reserves (Class R shares and Investor shares), Dreyfus BASIC New York Municipal Money Market Fund, Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund (BASIC shares), Dreyfus High Yield Fund, Dreyfus Money Market Reserves (Class R shares and Investor shares), Dreyfus Tax Managed Growth Fund and Dreyfus U.S. Treasury Reserves (Class R shares and Investor shares), is $50 for full-time or part-time employees of Dreyfus or any of its affiliates who elect to have a portion of their pay directly deposited into their fund accounts.

The minimum subsequent investment in Dreyfus BASIC S&P 500 Stock Index Fund is $100 in the case of investors who have held shares of the fund since September 14, 1995. Additionally, there is no minimum on subsequent purchases for holders of shares of Dreyfus BASIC S&P 500 Stock Index Fund in an account for a Dreyfus-sponsored Keogh Plan, IRA or 403 (b)(7) Plan with only one participant which has been open since September 14, 1995.

Shares of each fund, except Dreyfus BASIC New York Municipal Money Market Fund, Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus High Yield Fund and Dreyfus Tax Managed Growth Fund, are offered without regard to the minimum initial investment requirements to board members who elect to have all or a portion of their compensation for serving in that capacity automatically invested in the funds.  Shares of Dreyfus AMT-Free Municipal Reserves, Dreyfus Money Market Reserves and Dreyfus U.S. Treasury Reserves are offered without regard to the minimum initial investment requirements to the board members of such funds.

Shares of each fund, except Dreyfus BASIC New York Municipal Money Market Fund and Dreyfus Bond Market Index Fund (BASIC shares), are offered without regard to the minimum initial or subsequent investment requirements to investors purchasing fund shares through wrap fee accounts or other fee-based programs.

Each fund, except Dreyfus BASIC New York Municipal Money Market Fund, reserves the right to offer fund shares without regard to minimum purchase requirements to government-sponsored programs or to employees participating in certain Retirement Plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the fund.

Dreyfus AMT-Free Municipal Reserves (Class R shares and Investor shares), Dreyfus BASIC New York Municipal Money Market Fund, Dreyfus Money Market Reserves (Class R shares and Investor shares) and Dreyfus U.S. Treasury Reserves (Class R shares and Investor shares).  Each fund may waive its minimum initial investment requirement for new accounts opened through a Service Agent whenever Dreyfus Investments Division ("DID") determines for the initial account opened through such Service Agent, which is below a fund's minimum initial investment requirement, that the existing accounts in the fund opened through that Service Agent have an average account size, or the Service Agent has adequate intent and access to funds to result in maintenance of accounts in the fund opened through that Service Agent with an average account size, in an amount equal to or in excess of $25,000 ($100,000 with respect to Dreyfus AMT-Free Municipal Reserves, Dreyfus Money Market Reserves and Dreyfus U.S. Treasury Reserves).  DID will periodically review the average size of the accounts opened through each Service Agent and, if necessary, reevaluate the Service Agent's intent and access to funds. DID will discontinue the waiver as to new accounts to be opened through a Service Agent if DID determines that the average size of accounts opened through that Service Agent is less than $25,000 ($100,000 with respect to Dreyfus AMT-Free Municipal Reserves, Dreyfus Money Market Reserves and Dreyfus U.S. Treasury Reserves) and the Service Agent does not have the requisite intent and access to funds.

Reopening an Account

You may reopen an account in each fund, except in Dreyfus AMT-Free Municipal Reserves, Dreyfus Money Market Reserves, Dreyfus U.S. Treasury Reserves and the funds listed in the paragraph below, with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

Dreyfus BASIC S&P 500 Stock Index Fund and Dreyfus BASIC New York Municipal Money Market Fund.  You may reopen an account in the fund with a minimum investment of $1,000 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

Dreyfus TeleTransfer Privilege

Dreyfus AMT-Free Municipal Reserves.  The ability to purchase shares online pursuant to the Dreyfus TeleTransfer Privilege is not available to Class B shares of the fund.

Information Pertaining to Purchase Orders

Dreyfus BASIC S&P 500 Stock Index Fund and Dreyfus Bond Market Index Fund.  To permit these funds to invest your money as promptly as possible after receipt, thereby maximizing the fund's ability to track its Index, you are urged to transmit your purchase order in proper form so that it may be received by the Transfer Agent prior to 12:00 noon, Eastern time, on the day you want your purchase order to be effective.

Information Regarding the Offering of Share Classes

The share classes of each fund with more than one class are offered as described in the relevant fund's prospectus and as follows:

On March 13, 2012, outstanding Class B shares of Dreyfus Core Equity Fund, Dreyfus High Yield Fund, Dreyfus Mid-Cap Growth Fund and Dreyfus Tax Managed Growth Fund converted to Class A shares.

Dreyfus Core Equity Fund, Dreyfus Equity Income Fund, Dreyfus Global Equity Income Fund, Dreyfus Mid-Cap Growth Fund and Dreyfus Tax Managed Growth Fund offered Class T shares prior to February 4, 2009.

Class A shares of Dreyfus/The Boston Company Small Cap Value Fund are not currently offered.

Holders of Class A shares of Dreyfus Core Equity Fund since April 14, 2002 may continue to purchase Class A shares of the fund at NAV.  However, investments by such holders in other funds advised by the Adviser will be subject to any applicable front-end sales load.

Class F shares of Dreyfus Mid-Cap Growth Fund generally are offered only to persons or entities who have continuously maintained a Class F account with the fund since December 30, 1999.  These include, without limitation, customers of certain financial institutions which offer Retirement Plan programs and which have had relationships with the Adviser or its predecessor and the fund continuously since December 30, 1999.  See the prospectus for more detailed information regarding eligibility to purchase Class F shares.

Holders of Class I shares of Dreyfus Core Equity Fund, Dreyfus High Yield Fund and Dreyfus Tax Managed Growth Fund who have held their shares since June 5, 2003 may continue to purchase Class I shares of the fund for their existing accounts whether or not they would otherwise be eligible to do so.

Class I shares of certain funds that do not offer Class Y shares are offered to certain series of BNY Mellon Funds Trust and to certain other funds in The Dreyfus Family of Funds.

Class R shares of Dreyfus AMT-Free Municipal Reserves, Dreyfus Money Market Reserves and Dreyfus U.S. Treasury Reserves are offered only to (i) bank trust departments and other financial service providers (including BNY Mellon and its affiliates) acting on behalf of their customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold Class R shares of a fund distributed to them by virtue of such an account or relationship, and (ii) institutional investors acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity for Retirement Plans and SEP-IRAs.  Class R shares may be purchased for a Retirement Plan or SEP-IRA or by a custodian, trustee, investment manager or other entity authorized to act on behalf of such Retirement Plan or SEP-IRA.  In addition, holders of Class R shares of Dreyfus AMT-Free Municipal Reserves, Dreyfus Money Market Reserves and Dreyfus U.S. Treasury Reserves who have held their shares since June 5, 2003 may continue to purchase Class R shares of the fund for their existing accounts whether or not they would otherwise be eligible to do so.

Class A

General information about the public offering price of Class A shares of the Multi-Class Funds can be found in Part III of this SAI under "Additional Information About How to Buy Shares – Class A." The public offering price for Class A shares of Dreyfus Floating Rate Income Fund is the net asset value per share of that class, plus a sales load as shown below:

Total Sales Load* - Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of net asset value per share	Dealers' reallowance as a % of offering price
Less than $100,000 $100,000 to less than $250,000 $250,000 to less than $500,000 $500,000 to less than $1,000,000 $1,000,000 or more	2.50 2.00 1.50 1.00 -0-	2.60 2.10 1.50 1.00 -0-	2.25 1.75 1.25 0.75 -0-
__________
*	Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

HOW TO REDEEM SHARES

See "Additional Information About How to Redeem Shares" in Part III of this SAI for general information about the redemption of fund shares.

Fund	Services*
Dreyfus BASIC S&P 500 Stock Index Fund Dreyfus Bond Market Index Fund Dreyfus Disciplined Stock Fund	Dreyfus TeleTransfer Privilege Redemption Through an Authorized Entity Wire Redemption Privilege
Dreyfus High Yield Fund	Checkwriting Privilege (Class A only) Dreyfus TeleTransfer Privilege Redemption Through an Authorized Entity Reinvestment Privilege Wire Redemption Privilege
Dreyfus BASIC New York Municipal Money Market Fund	Checkwriting Privilege Dreyfus TeleTransfer Privilege Wire Redemption Privilege
Dreyfus/The Boston Company Small Cap Growth Fund	Wire Redemption Privilege
Dreyfus Alternative Diversifier Strategies Fund
Dreyfus Core Equity Fund
Dreyfus Diversified Emerging Markets Fund
Dreyfus Emerging Markets Debt Local Currency Fund
Dreyfus Equity Income Fund
Dreyfus Floating Rate Income Fund
Dreyfus Global Emerging Markets Fund
Dreyfus Global Equity Income Fund
Dreyfus International Bond Fund
Dreyfus Mid-Cap Growth Fund
Dreyfus/Newton International Equity Fund
Dreyfus Opportunistic Emerging Markets Debt Fund
Dreyfus Opportunistic Fixed Income Fund
Dreyfus Select Managers Long/Short Equity Fund
Dreyfus/Standish Global Fixed Income Fund
Dreyfus Tax Managed Growth Fund
Dreyfus Tax Sensitive Total Return Bond Fund
Dreyfus TOBAM Emerging Markets Fund
Dreyfus/The Boston Company Small Cap Value Fund
Dreyfus/The Boston Company Small/Mid Cap Growth Fund
Dreyfus Yield Enhancement Strategy Fund
Dreyfus TeleTransfer Privilege Redemption Through an Authorized Entity Reinvestment Privilege Wire Redemption Privilege
Dreyfus AMT-Free Municipal Reserves Dreyfus Money Market Reserves Dreyfus U.S. Treasury Reserves	Checkwriting Privilege Dreyfus TeleTransfer Privilege Wire Redemption Privilege
__________
*	Institutional Direct accounts are not eligible for online services.

Transaction Fees

Dreyfus BASIC New York Municipal Money Market Fund.  Because charges may apply to redemptions and exchanges of fund shares in accounts with balances of less than $50,000 at the time of the transaction, the fund may not be an appropriate investment for an investor who does not maintain a $50,000 balance and intends to engage frequently in such transactions.  If you have not been a shareholder of the fund since December 8, 1995 (a "Prior Shareholder") and your account balance in the fund is less than $50,000 on the business day immediately preceding the effective date of such transaction, you will be charged $5.00 when you redeem all shares in your account or your account is otherwise closed out.  The fee will be deducted from your redemption proceeds and paid to the Transfer Agent.  The account closeout fee does not apply to exchanges out of the fund or to wire or Dreyfus TeleTransfer redemptions, for each of which a $5.00 fee applies if your account balance is less than $50,000 and you are not a Prior Shareholder.  Additionally, if your account balance is less than $50,000 and you are not a Prior Shareholder, you will be charged a $2.00 fee for each redemption check drawn on the account.

Checkwriting Privilege

Dreyfus BASIC New York Municipal Money Market Fund.  Redemption checks may be made payable to the order of any person in the amount of $500 or more.  When a check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the fund to redeem a sufficient number of shares in your account to cover the amount of the check and the $2.00 charge described above in "Transaction Fees" and in the prospectus, if applicable.

TeleTransfer Privilege

Dreyfus BASIC New York Municipal Money Market Fund.  You may request by telephone that redemption proceeds (minimum of $500) be transferred between your fund account and your bank account.

Dreyfus AMT-Free Municipal Reserves.  The ability to redeem shares online pursuant to the Dreyfus TeleTransfer Privilege is not available to Class B shares of the fund.

Wire Redemption Privilege

Dreyfus AMT-Free Municipal Reserves.  By using the Wire Redemption Privilege, you authorize the fund and the Transfer Agent to act on telephone, letter or, with respect to Class R shares, Investor shares and BASIC shares of the fund, online redemption instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the fund or the Transfer Agent to be genuine.

Dreyfus BASIC New York Municipal Money Market Fund.  The redemption proceeds minimum is $5,000 per day.

Information Pertaining to Redemptions

Dreyfus BASIC S&P 500 Stock Index Fund and Dreyfus Bond Market Index Fund.  To maximize each fund's ability to track its Index, you are urged to transmit redemption requests so that they may be received by the fund or the Transfer Agent prior to 12:00 noon, Eastern time, on the day you want your redemption requests to be effective.

SHAREHOLDER SERVICES

The following shareholder services apply to the funds.  See "Additional Information About Shareholder Services" in Part III of this SAI for more information.

Fund	Services*
Dreyfus Alternative Diversifier Strategies Fund
Dreyfus Core Equity Fund
Dreyfus Diversified Emerging Markets Fund
Dreyfus Emerging Markets Debt Local Currency Fund
Dreyfus Equity Income Fund
Dreyfus Floating Rate Income Fund
Dreyfus Global Emerging Markets Fund
Dreyfus Global Equity Income Fund
Dreyfus High Yield Fund
Dreyfus International Bond Fund
Dreyfus Mid-Cap Growth Fund
Dreyfus Opportunistic Emerging Markets Debt Fund
Dreyfus Opportunistic Fixed Income Fund
Dreyfus/Newton International Equity Fund
Dreyfus Select Managers Long/Short Equity Fund
Dreyfus/Standish Global Fixed Income Fund
Dreyfus Tax Managed Growth Fund
Dreyfus Tax Sensitive Total Return Bond Fund
Dreyfus TOBAM Emerging Markets Fund
Dreyfus/The Boston Company Small Cap Value Fund
Dreyfus/The Boston Company Small/Mid Cap Growth Fund
Dreyfus Yield Enhancement Strategy Fund

Fund Exchanges
Dreyfus Auto-Exchange Privilege
Dreyfus Automatic Asset Builder®
Dreyfus Government Direct Deposit Privilege
Dreyfus Payroll Savings Plan
Dreyfus Dividend Options
Automatic Withdrawal Plan
Letter of Intent
Corporate Pension/Profit-Sharing and Retirement Plans

Dreyfus AMT-Free Municipal Reserves Dreyfus BASIC S&P 500 Stock Index Fund Dreyfus Bond Market Index Fund Dreyfus Disciplined Stock Fund Dreyfus Money Market Reserves Dreyfus U.S. Treasury Reserves
Fund Exchanges
Dreyfus Auto-Exchange Privilege
Dreyfus Automatic Asset Builder®
Dreyfus Government Direct Deposit Privilege
Dreyfus Payroll Savings Plan
Dreyfus Dividend Options
Automatic Withdrawal Plan
Corporate Pension/Profit-Sharing and Retirement Plans

Dreyfus BASIC New York Municipal Money Market Fund	Fund Exchanges Dreyfus Dividend Options (Dreyfus Dividend Sweep only)
Dreyfus/The Boston Company Small Cap Growth Fund	Fund Exchanges Corporate Pension/Profit-Sharing and Retirement Plans
__________
*	Class Y shares (offered by certain funds) only have the Fund Exchanges shareholder service, as described below. Institutional Direct accounts are not eligible for online services.

Fund Exchanges

Dreyfus AMT-Free Municipal Reserves and Dreyfus Municipal Money Market Reserves (Class R).  These funds' Class R shares have established an exchange privilege between Class Y shares of other funds in the Dreyfus Family of Funds.

Dreyfus AMT-Free Municipal Reserves.  To request an exchange, you or your Service Agent acting on your behalf may give exchange instructions to the Transfer Agent in writing, by telephone or, with respect to Class R shares, Investor shares and BASIC shares, online.  The ability to issue exchange instructions by telephone or, with respect to Class R shares, Investor shares and BASIC shares, online is given to shareholders of the fund automatically.  By using this privilege, you authorize the fund and the Transfer Agent to act on telephone and, with respect to Class R shares, Investor shares and BASIC shares, online instructions (including over the Dreyfus Express® voice response telephone system) from any person representing himself or herself to be you or a representative of your Service Agent, and reasonably believed by the fund or the Transfer Agent to be genuine.

Dreyfus BASIC New York Municipal Money Market Fund.  Exchanges out of the fund pursuant to fund exchanges are limited to four per calendar year. The fund reserves the right, upon not less than 60 days' written notice, to charge shareholders who have held fund shares since December 8, 1995 a nominal fee for each exchange in accordance with rules promulgated by the SEC.

Dreyfus Mid-Cap Growth Fund.  The fund has established an exchange privilege between Class F shares of the fund and Dreyfus Liquid Assets, Inc. ("DLA").  This privilege allows Class F shareholders of the fund to exchange their shares for Class 1 shares of DLA, and for such exchanging shareholders, as well as DLA shareholders who are former shareholders of Dreyfus Founders Money Market Fund (which was reorganized into DLA on September 22, 2006), to exchange their Class 1 DLA shares for the Class F shares of the fund, subject to the terms of the fund's prospectus.

DISTRIBUTION PLANS, SERVICE PLANS AND SHAREHOLDER SERVICES PLANS; SHAREHOLDER SERVICES AGREEMENT

The following Plans apply to the funds.  See "Additional Information About Distribution Plans, Service Plans and Shareholder Services Plans" in Part III of this SAI for more information about the Plans.

Fund	Class(es)*	Plan (12b-1 or servicing)**	Key Features***
Dreyfus Alternative Diversifier Strategies Fund
Dreyfus Core Equity Fund
Dreyfus Diversified Emerging Markets Fund
Dreyfus Emerging Markets Debt Local Currency Fund
Dreyfus Equity Income Fund
Dreyfus Floating Rate Income Fund
Dreyfus Global Emerging Markets Fund
Dreyfus Global Equity Income Fund
Dreyfus International Bond Fund
Dreyfus Mid-Cap Growth Fund
Dreyfus/Newton International Equity Fund
Dreyfus Opportunistic Emerging Markets Debt Fund
Dreyfus Opportunistic Fixed Income Fund
Dreyfus Select Managers Long/Short Equity Fund
Dreyfus/Standish Global Fixed Income Fund
Dreyfus Tax Managed Growth Fund
Dreyfus Tax Sensitive Total Return Bond Fund
Dreyfus/The Boston Company Small/Mid Cap Growth Fund
Dreyfus TOBAM Emerging Markets Fund
Dreyfus Yield Enhancement Strategy Fund
	Class C	Distribution Plan (12b-1)
The fund pays the Distributor 0.75% for distributing these shares.  The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made.

Dreyfus High Yield Fund	Class C	Distribution Plan (12b-1)	The fund pays the Distributor 0.75% for distributing these shares.
Dreyfus AMT-Free Municipal Reserves	Class B	Distribution Plan (12b-1)
The fund pays the Distributor 0.25% for distributing these shares.  The Distributor may make payments from the Rule 12b-1 fees it collects to compensate Service Agents that have entered into agreements with the Distributor, under which the Service Agents are obligated to provide distribution related services.

Dreyfus Mid-Cap Growth Fund	Class F	Distribution Plan (12b-1)
The fund pays the Distributor an amount not to exceed 0.25% for distributing these shares.  These fees may be used to pay directly, or to reimburse the Distributor for paying, expenses in connection with distribution of these shares and related activities.   Payments may be made only to reimburse expenses paid during a rolling twelve-month period.  Any reimbursable expenses paid in excess of this limitation will be borne by the Distributor.

Dreyfus Core Equity Fund Dreyfus High Yield Fund Dreyfus Bond Market Index Fund	Class A Investor Shares	Distribution Plan (12b-1)
The fund pays up to 0.25% to BNY Mellon and its affiliates (including Dreyfus and the Distributor) for shareholder servicing activities and the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of these shares.  The Distributor may compensate Service Agents that have entered into selling agreements with the Distributor under which the Service Agents are obligated to provide distribution related services with regard to the fund and/or shareholder services to the Service Agents' clients that hold these shares.

Dreyfus Tax Managed Growth Fund Dreyfus AMT-Free Municipal Reserves† Dreyfus Money Market Reserves† Dreyfus U.S. Treasury Reserves†	Class A Shares Investor Shares	Distribution Plan (12b-1)
The fund pays the Distributor up to 0.25% for shareholder servicing activities and/or for activities and expenses primarily intended to result in the sale of these shares.  The Distributor may compensate Service Agents that have entered into selling agreements with the Distributor under which the Service Agents are obligated to provide distribution related services with regard to the fund and/or shareholder services to the Service Agents' clients that hold these shares.

Dreyfus Disciplined Stock Fund	N/A	Distribution Plan (12b-1)
The fund pays up to 0.10% to BNY Mellon and its affiliates (including Dreyfus and the Distributor) for shareholder servicing activities and the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of these shares.  The Distributor may compensate Service Agents that have entered into selling agreements with the Distributor under which the Service Agents are obligated to provide distribution related services with regard to the fund and/or shareholder services to the Service Agents' clients that hold these shares.

Dreyfus Alternative Diversifier Strategies Fund
Dreyfus Diversified Emerging Markets Fund
Dreyfus Emerging Markets Debt Local Currency Fund
Dreyfus Equity Income Fund
Dreyfus Floating Rate Income Fund
Dreyfus Global Emerging Markets Fund
Dreyfus Global Equity Income Fund
Dreyfus International Bond Fund
Dreyfus Mid-Cap Growth Fund
Dreyfus/Newton International Equity Fund
Dreyfus Opportunistic Emerging Markets Debt Fund
Dreyfus Opportunistic Fixed Income Fund
Dreyfus Select Managers Long/Short Equity Fund
Dreyfus/Standish Global Fixed Income Fund
Dreyfus Tax Sensitive Total Return Bond Fund
Dreyfus/The Boston Company Small Cap Value Fund
Dreyfus/The Boston Company Small/Mid Cap Growth Fund
Dreyfus TOBAM Emerging Markets Fund
Dreyfus Yield Enhancement Strategy Fund
	Class A Class C	Shareholder Services Plan (servicing)
The fund pays the Distributor 0.25% for the provision of certain services to the shareholders of these classes.  Services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.  Under the Plan, the Distributor may make payments to certain Service Agents in respect of these services.

Dreyfus AMT-Free Municipal Reserves	Class B	Shareholder Services Plan (12b-1)
The fund pays the Distributor 0.25% for the provision of certain services to the shareholders of this class.  Services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.  Under the Plan, the Distributor may enter into shareholder services agreements with Service Agents and make payments to Service Agents in respect of these services.

Dreyfus Core Equity Fund Dreyfus High Yield Fund Dreyfus Tax Managed Growth Fund	Class C	Service Plan (12b-1)
The fund pays the Distributor and/or its affiliates 0.25% for the provision of certain services to the shareholders of this class.  Services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and providing services related to the maintenance of shareholder accounts.  The Distributor may make payments to certain Service Agents in respect of these services.

__________
*	As applicable to the funds listed (not all funds have all classes shown).

**	The parenthetical indicates whether the Plan is pursuant to Rule 12b-1 under the 1940 Act or is a type of servicing plan not adopted pursuant to Rule 12b-1.

***	Amounts expressed as an annual rate as a percentage of the value of the average daily net assets attributable to the indicated class of fund shares or the fund, as applicable.

†	The amount each fund pays to the Distributor is currently limited by the fund's Board of Directors to 0.20%.

Shareholder Services Agreement (Dreyfus Mid-Cap Growth Fund only)

Pursuant to a Shareholder Services Agreement, the Distributor performs certain telephone, retirement plan, quality control, personnel training, shareholder inquiry, shareholder account and other shareholder-related services for the fund's Class F shareholders.  The fund pays to the Distributor a prorated monthly fee for such services equal on an annual basis to $24 for each Class F shareholder account of the fund considered to be an open account at any time during the applicable month.  The fee provides for the payment not only for services rendered and facilities furnished by the Distributor pursuant to the agreement, but also for services rendered and facilities furnished by the Transfer Agent in performing transfer agent services for Class F shareholders.  In addition to the per account fee, the Distributor and the Transfer Agent are reimbursed for all reasonable out-of-pocket expenses incurred in the performance of their respective services.

INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

The following charts, which supplement and should be read together with the information in the prospectus, indicate some of the specific investments and investment techniques applicable to your fund.  For Dreyfus Alternative Diversifier Strategies Fund, Dreyfus Diversified Emerging Markets Fund and Dreyfus Yield Enhancement Strategy Fund, investments and investment techniques indicated below may be used by the fund and/or certain Underlying Funds in which it invests.  Additional policies and restrictions are described in the prospectus and below in the next section (see "Investment Restrictions").  See "Additional Information About Investments, Investment Techniques and Risks" in Part III of this SAI for more information, including important risk disclosure, about the investments and investment techniques applicable to your fund.

Funds other than Money Market Funds

Dreyfus Alternative Diversifier Strategies Fund normally allocates its assets among Underlying Funds and/or sub-advisers that employ alternative investment strategies.

Fund	Equity Securities1	IPOs	U.S. Government Securities2	Corporate Debt Securities3	High Yield and Lower-Rated Securities	Zero Coupon, Pay-in-Kind and Step-Up Securities	Inflation-Indexed Securities (other than TIPS)
Dreyfus Alternative Diversifier Strategies Fund	✓	✓	✓	✓	✓	✓	✓
Dreyfus BASIC S&P 500 Stock Index Fund	✓		✓
Dreyfus Bond Market Index Fund			✓	✓		✓
______________
1
For all funds other than Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Disciplined Stock Fund and Dreyfus Tax Sensitive Total Return Bond Fund, includes common and preferred stock, convertible securities and warrants.  For Dreyfus BASIC S&P 500 Stock Index Fund and Dreyfus Disciplined Stock Fund, includes common stock.  Dreyfus Opportunistic Fixed Income Fund, from time to time, may hold common stock sold in units with, or attached to, debt securities purchased by the fund.  The fund also may hold common stock received upon the conversion of convertible securities.  In connection with its investments in corporate debt securities, or restructuring of investments it owned, the fund may receive warrants or other income-producing equity securities.  The fund may retain such securities until the Adviser determines it is appropriate in light of current market conditions for the fund to dispose of such securities.  For Dreyfus Tax Sensitive Total Return Bond Fund, includes convertible securities.  For fixed-income funds, preferred stock, convertible securities and warrants in which the funds invest may be deemed to be fixed-income securities.

Each of Dreyfus Core Equity Fund, Dreyfus High Yield Fund and Dreyfus Tax Managed Growth Fund is limited to investing up to 5% of its net assets in warrants, except that this limitation does not apply to warrants purchased by the fund that are sold in units with, or attached to, other securities.  Dreyfus High Yield Fund may invest up to 5% of its assets directly in the common stock of high yield bond issuers, including common stock issued in IPOs.

2
Dreyfus BASIC S&P 500 Stock Index Fund and Dreyfus Disciplined Stock Fund each may invest in U.S. Government securities as is consistent with its other investment policies, including as described under "Money Market Investments" below.

3
For each of Dreyfus Diversified Emerging Markets Fund, Dreyfus/Newton International Equity Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Value Fund and Dreyfus/The Boston Company Small/Mid-Cap Growth Fund, the fixed-income securities issued by corporate issuers in which the fund may invest must be rated A or better, or, if unrated, determined by the Adviser to be of comparable credit quality.  Additionally, each of Dreyfus/Newton International Equity Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Value Fund and Dreyfus/The Boston Company Small/Mid-Cap Growth Fund may invest up to 5% of its assets in securities rated, or of comparable quality to those rated, in the lowest long-term investment grade rating category.

Fund	Equity Securities1	IPOs	U.S. Government Securities2	Corporate Debt Securities3	High Yield and Lower-Rated Securities	Zero Coupon, Pay-in-Kind and Step-Up Securities	Inflation-Indexed Securities (other than TIPS)
Dreyfus Core Equity Fund	✓	✓	✓	✓		✓ (municipal securities only)
Dreyfus Disciplined Stock Fund	✓	✓	✓
Dreyfus Diversified Emerging Markets Fund	✓	✓	✓	✓	✓ (up to 5% of net assets)	✓
Dreyfus Emerging Markets Debt Local Currency Fund	✓		✓	✓	✓	✓
Dreyfus Equity Income Fund	✓	✓	✓	✓		✓
Dreyfus Floating Rate Income Fund	✓		✓	✓	✓	✓	✓
Dreyfus Global Emerging Markets Fund	✓	✓	✓	✓	✓	✓
Dreyfus Global Equity Income Fund	✓	✓	✓	✓	✓	✓	✓
Dreyfus High Yield Fund	✓	✓	✓	✓	✓	✓
Dreyfus International Bond Fund	✓		✓	✓	✓ (up to 25% of assets)	✓
Dreyfus Mid-Cap Growth Fund	✓	✓	✓	✓	✓4
Dreyfus/Newton International Equity Fund	✓	✓	✓	✓	✓	✓
Dreyfus Opportunistic Emerging Markets Debt Fund	✓		✓	✓	✓	✓
__________
4
The fund may invest in convertible securities and preferred stock rated below investment grade and may not otherwise invest in below investment grade securities; if a bond's, debenture's or other corporate obligation's rating is reduced to below investment grade, or it becomes unrated after purchase, the fund may not invest more than 5% of its total assets in the aggregate in such bonds, debentures and corporate obligations, and any convertible securities, rated below investment grade or in unrated securities believed by the Adviser to be equivalent in quality to securities rated below investment grade.  This 5% limit does not apply to preferred stocks.

Fund	Equity Securities1	IPOs	U.S. Government Securities2	Corporate Debt Securities3	High Yield and Lower-Rated Securities	Zero Coupon, Pay-in-Kind and Step-Up Securities	Inflation-Indexed Securities (other than TIPS)
Dreyfus Opportunistic Fixed Income Fund	✓		✓	✓	✓	✓	✓
Dreyfus Select Managers Long/Short Equity Fund	✓	✓	✓	✓	✓	✓	✓
Dreyfus/Standish Global Fixed Income Fund	✓		✓	✓	✓ (up to 25% of assets)	✓
Dreyfus Tax Managed Growth Fund	✓	✓	✓	✓		✓ (municipal securities only)
Dreyfus Tax Sensitive Total Return Bond Fund	✓		✓	✓ (up to 35% of net assets)	✓ (up to 25% of assets)	✓	✓
Dreyfus/The Boston Company Small Cap Growth Fund	✓	✓	✓	✓		✓
Dreyfus/The Boston Company Small Cap Value Fund	✓	✓	✓	✓		✓
Dreyfus/The Boston Company Small/Mid Cap Growth Fund	✓	✓	✓	✓	✓	✓
Dreyfus TOBAM Emerging Markets Fund	✓	✓	✓	✓	✓	✓
Dreyfus Yield Enhancement Strategy Fund	✓	✓	✓	✓	✓	✓	✓

Fund	Variable and Floating Rate Securities5	Loans6	Mortgage-Related Securities	Asset-Backed Securities	Collateralized Debt Obligations
Dreyfus Alternative Diversifier Strategies Fund	✓	✓	✓	✓	✓
Dreyfus BASIC S&P 500 Stock Index Fund	✓
Dreyfus Bond Market Index Fund	✓	✓	✓	✓
Dreyfus Core Equity Fund		✓ (municipal securities only)
Dreyfus Disciplined Stock Fund
Dreyfus Diversified Emerging Markets Fund
Dreyfus Emerging Markets Debt Local Currency Fund	✓	✓		✓	✓
Dreyfus Equity Income Fund	✓
Dreyfus Floating Rate Income Fund	✓	✓	✓	✓	✓
Dreyfus Global Emerging Markets Fund	✓
Dreyfus Global Equity Income Fund	✓
Dreyfus High Yield Fund	✓	✓	✓	✓	✓
Dreyfus International Bond Fund	✓	✓	✓	✓	✓
Dreyfus Mid-Cap Growth Fund			✓
Dreyfus/Newton International Equity Fund
Dreyfus Opportunistic Emerging Markets Debt Fund	✓	✓		✓	✓
__________
5	For Dreyfus BASIC S&P 500 Stock Index Fund, variable amount master demand notes only.

6
Dreyfus Bond Market Index Fund will acquire participation interests only if the lender interpositioned between the fund and the borrower is a lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher.  Dreyfus High Yield Fund currently does not intend to invest in Assignments (as defined below).

Fund	Variable and Floating Rate Securities5	Loans6	Mortgage-Related Securities	Asset-Backed Securities	Collateralized Debt Obligations
Dreyfus Opportunistic Fixed Income Fund	✓	✓	✓	✓	✓
Dreyfus Select Managers Long/Short Equity Fund	✓		✓	✓
Dreyfus/Standish Global Fixed Income Fund	✓	✓	✓	✓	✓
Dreyfus Tax Managed Growth Fund		✓ (municipal securities only)
Dreyfus Tax Sensitive Total Return Bond Fund	✓	✓	✓	✓
Dreyfus/The Boston Company Small Cap Growth Fund
Dreyfus/The Boston Company Small Cap Value Fund
Dreyfus/The Boston Company Small/Mid Cap Growth Fund
Dreyfus TOBAM Emerging Markets Fund	✓
Dreyfus Yield Enhancement Strategy Fund	✓	✓	✓	✓	✓

Fund	Municipal Securities7	Funding Agreements	REITs	Money Market Instruments8
Dreyfus Alternative Diversifier Strategies Fund	✓	✓	✓	✓
Dreyfus BASIC S&P 500 Stock Index Fund			✓	✓
Dreyfus Bond Market Index Fund			✓	✓
Dreyfus Core Equity Fund	✓			✓
Dreyfus Disciplined Stock Fund			✓	✓
Dreyfus Diversified Emerging Markets Fund			✓	✓
Dreyfus Emerging Markets Debt Local Currency Fund			✓	✓
Dreyfus Equity Income Fund			✓	✓
Dreyfus Floating Rate Income Fund			✓	✓
Dreyfus Global Emerging Markets Fund			✓	✓
Dreyfus Global Equity Income Fund			✓	✓
Dreyfus High Yield Fund	✓			✓
Dreyfus International Bond Fund	✓		✓	✓
Dreyfus Mid-Cap Growth Fund			✓	✓
Dreyfus/Newton International Equity Fund			✓	✓
Dreyfus Opportunistic Emerging Markets Debt Fund			✓	✓
Dreyfus Opportunistic Fixed Income Fund	✓		✓	✓
Dreyfus Select Managers Long/Short Equity Fund	✓		✓	✓
Dreyfus/Standish Global Fixed Income Fund	✓		✓	✓
Dreyfus Tax Managed Growth Fund	✓			✓
Dreyfus Tax Sensitive Total Return Bond Fund	✓		✓	✓
Dreyfus/The Boston Company Small Cap Growth Fund			✓	✓
Dreyfus/The Boston Company Small Cap Value Fund			✓	✓
Dreyfus/The Boston Company Small/Mid Cap Growth Fund			✓	✓
Dreyfus TOBAM Emerging Markets Fund			✓	✓
Dreyfus Yield Enhancement Strategy Fund	✓		✓	✓
__________
7	Dreyfus Opportunistic Fixed Income Fund currently intends to invest no more than 25% of its assets in Municipal Bonds.

8
Except as described below, includes short-term U.S. Government securities, bank obligations, repurchase agreements and commercial paper.  For Dreyfus Core Equity Fund and Dreyfus Tax Managed Growth Fund, does not include repurchase agreements.

For Dreyfus High Yield Fund, includes short-term U.S. Government securities, bank obligations, repurchase agreements, commercial paper and other short-term corporate obligations.  The commercial paper purchased by the fund will consist only of direct obligations which, at the time of their purchase, are (a) rated P-1 by Moody's, A-1 by S&P or F1 by Fitch, (b) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody's, A-1 by S&P or F1 by Fitch or (c) if unrated, determined by the Adviser to be of comparable quality to those rated obligations which may be purchased by the fund.  The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the fund invest in repurchase agreements for more than one year.

For Dreyfus BASIC S&P 500 Stock Index Fund, to maintain liquidity, the fund may invest up to 5% of its assets in U.S. Government securities, commercial paper, bank certificates of deposit, bank demand and time deposits, repurchase agreements, when-issued transactions and variable amount master demand notes.  Dreyfus Disciplined Stock Fund may invest in money market instruments in amounts not generally expected to exceed 20% of the fund's assets.  Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Disciplined Stock Fund and Dreyfus Tax Managed Growth Fund each will only invest in commercial paper of U.S. and foreign companies rated at the time of purchase at least A-1 by S&P, P-1 by Moody's or F1 by Fitch.

Except for Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Core Equity Fund, Dreyfus Disciplined Stock Fund, Dreyfus High Yield Fund and Dreyfus Tax Managed Growth Fund, generally, (1) when the Adviser determines that adverse market conditions exist, a fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, and (2) a fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.  When a fund has adopted a temporary defensive position, it may not achieve its investment objective(s).

Otherwise than in connection with (1) or (2) above, for each of Dreyfus Diversified Emerging Markets Fund, Dreyfus/Newton International Equity Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Value Fund and Dreyfus/The Boston Company Small/Mid Cap Growth Fund, includes short-term U.S. Government securities and repurchase agreements; however, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Value Fund and Dreyfus/The Boston Company Small/Mid Cap Growth Fund each may invest only up to 10% of its net assets in repurchase agreements. Money market instruments in which each of these funds invests will be rated at the time of purchase P-1 by Moody's, or A-1 by S&P or Fitch or, if unrated, determined by the Adviser to be of comparable quality.  At least 95% of each fund's assets invested in short-term debt securities will be rated, at the time  of investment, Aaa, Aa or A by Moody's or AAA, AA, or A by S&P or, if not rated, determined to be of comparable credit quality by the Adviser.  Each fund may invest up to 5% of its total assets in short-term debt securities which are rated Baa by Moody's or BBB by S&P or, if not rated, determined to be of comparable credit quality by the Adviser.

For Dreyfus/Standish Global Fixed Income Fund, commercial paper will be rated at the time of purchase P-1 by Moody's or A-1 by S&P or Fitch or, if unrated, determined by the Adviser to be of comparable quality.  Except for when the fund adopts a temporary defensive position, Dreyfus/Standish Global Fixed Income Fund may invest up to 25%, of its net assets in repurchase agreements.

Fund	Foreign Securities9	Emerging Markets10	Depositary Receipts	Sovereign Debt Obligations and Brady Bonds
Dreyfus Alternative Diversifier Strategies Fund	✓	✓	✓	✓
Dreyfus BASIC S&P 500 Stock Index Fund	✓
Dreyfus Bond Market Index Fund	✓	✓		✓ (Brady bonds only)
Dreyfus Core Equity Fund	✓		✓
Dreyfus Disciplined Stock Fund	✓		✓
Dreyfus Diversified Emerging Markets Fund	✓	✓	✓	✓ (sovereign debt obligations only)
Dreyfus Emerging Markets Debt Local Currency Fund	✓	✓	✓	✓
Dreyfus Equity Income Fund	✓		✓
Dreyfus Floating Rate Income Fund	✓ (up to 20% of net assets)	✓		✓
Dreyfus Global Emerging Markets Fund	✓	✓	✓	✓
Dreyfus Global Equity Income Fund	✓	✓ (up to 30% of assets)	✓
Dreyfus High Yield Fund	✓	✓
Dreyfus International Bond Fund	✓	✓	✓	✓ (Brady bonds only)
Dreyfus Mid-Cap Growth Fund	✓ (up to 30% of assets)	✓	✓
Dreyfus/Newton International Equity Fund	✓	✓ (up to 20% of total assets)	✓	✓ (sovereign debt obligations only)
Dreyfus Opportunistic Emerging Markets Debt Fund	✓	✓	✓	✓
Dreyfus Opportunistic Fixed Income Fund	✓	✓	✓	✓
Dreyfus Select Managers Long/Short Equity Fund	✓	✓	✓	✓
Dreyfus/Standish Global Fixed Income Fund	✓	✓		✓
Dreyfus Tax Managed Growth Fund	✓ (up to 10% of assets)		✓
Dreyfus Tax Sensitive Total Return Bond Fund	✓ (up to 15% of assets)	✓	✓	✓
Dreyfus/The Boston Company Small Cap Growth Fund	✓ (up to 15% of total assets)	✓	✓
Dreyfus/The Boston Company Small Cap Value Fund	✓ (up to 15% of total assets)	✓	✓
Dreyfus/The Boston Company Small/Mid Cap Growth Fund	✓ (up to 15% of total assets)	✓	✓
Dreyfus TOBAM Emerging Markets Fund	✓	✓	✓	✓
Dreyfus Yield Enhancement Strategy Fund	✓	✓	✓	✓
__________
9	Dreyfus BASIC S&P 500 Stock Index Fund may invest in foreign securities as is consistent with its other investment policies.

Dreyfus Mid-Cap Growth Fund may not invest more than 25% of its total assets in the securities of any one foreign country.

10	Dreyfus Mid-Cap Growth Fund will not invest more than 5% of its total assets, measured at the time of purchase, in securities issued by foreign companies located in emerging market countries.

Dreyfus International Bond Fund and Dreyfus/Standish Global Fixed Income Fund each may invest up to 25% of its total assets in the securities of issuers located in emerging markets generally, with a limit of 7% of its total assets invested in the securities of issuers located in any one emerging market country (5% for Dreyfus International Bond Fund).  These limitations do not apply to investments denominated or quoted in the Euro.  For Dreyfus International Bond Fund, emerging markets include countries in Asia (including Russia), eastern Europe, Latin and South America, the Mediterranean and Africa or countries in any other region that the portfolio managers believe has an emerging economy or market.  Dreyfus/Standish Global Fixed Income Fund considers emerging markets to be those countries listed in the Barclays Capital Global Emerging Markets Index or any other country that the portfolio managers believe has an emerging economy or market.  For Dreyfus Opportunistic Fixed Income Fund, emerging market countries are generally all countries represented by the JPM Emerging Markets Bond Index Plus or any other country that the portfolio managers believe has an emerging economy or market.

Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Value Fund and Dreyfus/The Boston Company Small/Mid Cap Growth Fund each may invest up to 10% of its total assets in issuers located in emerging markets generally and up to 3% of its total assets in issuers in any one emerging market country.  For Dreyfus/The Boston Company Small Cap Growth Fund, emerging markets include countries in Asia (including Russia), eastern Europe, Latin and South America, the Mediterranean and Africa or countries in any other region that the portfolio managers believe has an emerging economy or market.

With regard to Dreyfus Bond Market Index Fund, emerging markets include any countries (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low- to middle-income economies according to the World Bank; or (iii) listed in World Bank publications as developing; or any other country that the portfolio managers believe has an emerging economy or market.  With regard to Dreyfus Diversified Emerging Markets Fund, Dreyfus Global Emerging Markets Fund and Dreyfus TOBAM Emerging Markets Fund, the fund considers emerging market countries to be all countries represented in the Morgan Stanley Capital International Emerging Markets Index.  With regard to Dreyfus Emerging Markets Debt Local Currency Fund, emerging market countries generally are those countries defined as having an emerging or developing economy by the World Bank or its related organizations, or the United Nations or its authorities, as well as any other country the portfolio managers believe has an emerging economy or market.  With regard to Dreyfus/Newton International Equity Fund, the Adviser considers an emerging market to be any market that is:  generally recognized to be an emerging or developing market by the international financial community, including the World Bank and the International Financial Corporation; or classified by the United Nations as developing; or included in the International Financial Corporations Free Index or the Morgan Stanley Capital International Emerging Markets Free Index; or any other country that the portfolio managers believe has an emerging economy or market.  With regard to Dreyfus Opportunistic Emerging Markets Debt Fund, emerging market countries are countries included in the JPMorgan Emerging Markets Bond Global Index.  With regard to Dreyfus/The Boston Company Small Cap Growth Fund and Dreyfus/The Boston Company Small Cap Value Fund, the Adviser considers an emerging market to be any country that is not represented in the Morgan Stanley Capital International World Index or any other country that the portfolio managers believe has an emerging economy or market.

Fund	Eurodollar and Yankee Dollar Investments	Investment Companies	ETFs11	Exchange- Traded Notes	Futures Transactions12	Options Transactions13
Dreyfus Alternative Diversifier Strategies Fund	✓	✓	✓	✓	✓	✓
Dreyfus BASIC S&P 500 Stock Index Fund		✓	✓		✓	✓
Dreyfus Bond Market Index Fund		✓	✓		✓	✓
Dreyfus Core Equity Fund	✓	✓	✓			✓
Dreyfus Disciplined Stock Fund		✓	✓		✓	✓
Dreyfus Diversified Emerging Markets Fund		✓	✓		✓	✓
Dreyfus Emerging Markets Debt Local Currency Fund	✓	✓	✓		✓	✓
Dreyfus Equity Income Fund	✓	✓	✓		✓	✓
Dreyfus Floating Rate Income Fund		✓	✓		✓	✓
Dreyfus Global Emerging Markets Fund	✓	✓	✓		✓	✓
Dreyfus Global Equity Income Fund	✓	✓	✓		✓	✓
Dreyfus High Yield Fund		✓	✓		✓	✓
Dreyfus International Bond Fund	✓	✓	✓		✓	✓
Dreyfus Mid-Cap Growth Fund		✓	✓		✓	✓
Dreyfus/Newton International Equity Fund		✓	✓		✓	✓
Dreyfus Opportunistic Emerging Markets Debt Fund	✓	✓	✓		✓	✓
Dreyfus Opportunistic Fixed Income Fund	✓	✓	✓		✓	✓
Dreyfus Select Managers Long/Short Equity Fund	✓	✓	✓		✓	✓
Dreyfus/Standish Global Fixed Income Fund	✓	✓	✓		✓	✓
Dreyfus Tax Managed Growth Fund		✓	✓		✓	✓
Dreyfus Tax Sensitive Total Return Bond Fund	✓	✓	✓		✓	✓
Dreyfus/The Boston Company Small Cap Growth Fund		✓	✓		✓	✓
Dreyfus/The Boston Company Small Cap Value Fund		✓	✓		✓	✓
Dreyfus/The Boston Company Small/Mid Cap Growth Fund		✓	✓		✓	✓
Dreyfus TOBAM Emerging Markets Fund	✓	✓	✓		✓	✓
Dreyfus Yield Enhancement Strategy Fund	✓	✓	✓		✓	✓
__________
11	Does not include leveraged ETFs.

12
Dreyfus BASIC S&P 500 Stock index Fund and Dreyfus Disciplined Stock Fund each will not enter into futures contracts to the extent that the fund's outstanding obligations under these contracts would exceed 25% of the fund's total assets.

Dreyfus Bond Market Index Fund is limited to entering into U.S. Treasury futures and options thereon and will not enter into futures contracts if its outstanding obligations under such futures contracts and options, in the aggregate, exceeds 5% of its assets.

Dreyfus Tax Managed Growth Fund currently does not intend to enter into futures contracts.

13
Dreyfus Core Equity Fund may write (i.e., sell) covered call options with respect to specific securities to the extent of 20% of the value of its net assets at the time such option contracts are written.

Dreyfus High Yield Fund may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options and may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written.

Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Disciplined Stock Fund and Dreyfus Tax Managed Growth Fund each will not purchase or write over-the-counter ("OTC") options if, as a result of such transaction, the sum of (i) the market value of outstanding OTC options purchased by the fund, (ii) the market value of the underlying securities covered by outstanding OTC call options written by the fund, and (iii) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value.  However, if an OTC option is sold by the fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (the difference between the current market value of the underlying securities and the price at which the option can be exercised).  Additionally, Dreyfus BASIC S&P 500 Stock Index Fund will not purchase put or call options that are traded on a national stock exchange in an amount exceeding 5% of its net assets.  Additionally, Dreyfus Bond Market Index Fund is limited to purchasing U.S. Treasury options and will not purchase such options if the aggregate amount of such options and its outstanding obligations under U.S. Treasury futures and options thereon exceeds 5% of its assets.

Dreyfus Tax Managed Growth Fund will not write (i.e., sell) covered call option contracts with respect to specific securities in an amount exceeding 20% of the value of its net assets at the time such option contracts are written.

Fund	Swap Transactions14	Credit Linked Securities	Credit Derivatives	Structured Securities and Hybrid Instruments15	Participatory Notes	Custodial Receipts
Dreyfus Alternative Diversifier Strategies Fund	✓	✓	✓	✓		✓
Dreyfus BASIC S&P 500 Stock Index Fund
Dreyfus Bond Market Index Fund				✓
Dreyfus Core Equity Fund						✓ (municipal securities only)
Dreyfus Disciplined Stock Fund
Dreyfus Diversified Emerging Markets Fund	✓	✓	✓
Dreyfus Emerging Markets Debt Local Currency Fund	✓		✓	✓	✓
Dreyfus Equity Income Fund	✓	✓	✓	✓
Dreyfus Floating Rate Income Fund	✓	✓	✓	✓
Dreyfus Global Emerging Markets Fund	✓			✓
Dreyfus Global Equity Income Fund	✓			✓	✓
Dreyfus High Yield Fund	✓	✓	✓	✓		✓ (municipal securities only)
Dreyfus International Bond Fund	✓	✓	✓	✓		✓ (municipal securities only)
Dreyfus Mid-Cap Growth Fund	✓		✓	✓	✓
Dreyfus/Newton International Equity Fund	✓	✓	✓
Dreyfus Opportunistic Emerging Markets Debt Fund	✓		✓	✓	✓
Dreyfus Opportunistic Fixed Income Fund	✓	✓	✓	✓		✓ (municipal securities only)
Dreyfus Select Managers Long/Short Equity Fund	✓			✓	✓
Dreyfus/Standish Global Fixed Income Fund	✓	✓	✓	✓		✓ (municipal securities only)
Dreyfus Tax Managed Growth Fund						✓ (municipal securities only)
Dreyfus Tax Sensitive Total Return Bond Fund	✓	✓	✓			✓ (municipal securities only)
Dreyfus/The Boston Company Small Cap Growth Fund	✓		✓
Dreyfus/The Boston Company Small Cap Value Fund	✓		✓
Dreyfus/The Boston Company Small/Mid Cap Growth Fund	✓	✓	✓
Dreyfus TOBAM Emerging Markets Fund	✓			✓	✓
Dreyfus Yield Enhancement Strategy Fund	✓	✓	✓	✓	✓
__________
14
For Dreyfus Alternative Diversifier Strategies Fund, Dreyfus Diversified Emerging Markets Fund, Dreyfus Global Emerging Markets Fund, Dreyfus Select Managers Long/Short Equity Fund, Dreyfus TOBAM Emerging Markets Fund and Dreyfus Yield Enhancement Strategy Fund, includes contracts for difference.

15	Dreyfus Bond Market Index Fund may invest in structured securities related to sovereign debt obligations.

For Dreyfus/Standish Global Fixed Income Fund, it is expected that not more than 5% of the fund's net assets will be at risk as a result of investments in structured notes and hybrid instruments.

Fund	Foreign Currency Transactions16	Commodities	Short-Selling17	Lending Portfolio Securities	Borrowing Money18
Dreyfus Alternative Diversifier Strategies Fund	✓	✓19	✓	✓	✓
Dreyfus BASIC S&P 500 Stock Index Fund				✓	✓
Dreyfus Bond Market Index Fund				✓	✓
Dreyfus Core Equity Fund				✓	✓
Dreyfus Disciplined Stock Fund				✓	✓
Dreyfus Diversified Emerging Markets Fund	✓		✓	✓	✓
Dreyfus Emerging Markets Debt Local Currency Fund	✓			✓	✓
Dreyfus Equity Income Fund	✓		✓	✓	✓
Dreyfus Floating Rate Income Fund	✓		✓	✓	✓
Dreyfus Global Emerging Markets Fund	✓		✓	✓	✓
Dreyfus Global Equity Income Fund	✓		✓	✓	✓
Dreyfus High Yield Fund	✓		✓	✓	✓
Dreyfus International Bond Fund	✓		✓	✓	✓
Dreyfus Mid-Cap Growth Fund	✓			✓	✓
Dreyfus/Newton International Equity Fund	✓		✓	✓	✓
Dreyfus Opportunistic Emerging Markets Debt Fund	✓			✓	✓
Dreyfus Opportunistic Fixed Income Fund	✓		✓	✓	✓
Dreyfus Select Managers Long/Short Equity Fund	✓		✓	✓	✓
Dreyfus/Standish Global Fixed Income Fund	✓		✓	✓	✓
Dreyfus Tax Managed Growth Fund				✓	✓
Dreyfus Tax Sensitive Total Return Bond Fund	✓		✓	✓	✓
Dreyfus/The Boston Company Small Cap Growth Fund	✓		✓	✓	✓
Dreyfus/The Boston Company Small Cap Value Fund	✓		✓	✓	✓
Dreyfus/The Boston Company Small/Mid Cap Growth Fund	✓		✓	✓	✓
Dreyfus TOBAM Emerging Markets Fund	✓		✓	✓	✓
Dreyfus Yield Enhancement Strategy Fund	✓		✓	✓	✓
__________
16
Dreyfus/Newton International Equity Fund will invest only in "hard currencies," which are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations.

17
Dreyfus Equity Income Fund, Dreyfus High Yield Fund, Dreyfus International Bond Fund and Dreyfus Opportunistic Fixed Income Fund each may not make a short sale which results in the fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.

Dreyfus High Yield Fund and Dreyfus International Bond Fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the fund's net assets.  In addition, Dreyfus High Yield Fund (1) may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of the fund's net assets; and (2) at no time will more than 15% of the value of the fund's net assets be in deposits on short sales against the box.

Dreyfus Diversified Emerging Markets Fund, Dreyfus/Newton International Equity Fund, Dreyfus/Standish Global Fixed Income Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Value Fund and Dreyfus/The Boston Company Small/Mid Cap Growth Fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 5% of the value of the fund's net assets.

18
Each of Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Disciplined Stock Fund and Dreyfus Tax Managed Growth Fund is authorized currently, within specified limits, to borrow money for temporary administrative purposes and to pledge its assets in connection with such borrowings.

Dreyfus Core Equity Fund and Dreyfus Equity Income Fund each currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made; however, Dreyfus Equity Income Fund may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements.

Dreyfus Alternative Diversifier Strategies Fund, Dreyfus Diversified Emerging Markets Fund, Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus Floating Rate Income Fund, Dreyfus Global Emerging Markets Fund, Dreyfus Global Equity Income Fund, Dreyfus International Bond Fund, Dreyfus Mid-Cap Growth Fund, Dreyfus/Newton International Equity Fund, Dreyfus Opportunistic Emerging Markets Debt Fund, Dreyfus Select Managers Long/Short Equity Fund, Dreyfus/Standish Global Fixed Income Fund, Dreyfus Tax Sensitive Total Return Bond Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Value Fund, Dreyfus/The Boston Company Small/Mid Cap Growth Fund, Dreyfus TOBAM Emerging Markets Fund and Dreyfus Yield Enhancement Strategy Fund each currently intends to borrow money only for temporary or emergency (not leveraging) purposes; however, Dreyfus Alternative Diversifier Strategies Fund, Dreyfus Diversified Emerging Markets Fund, Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus Floating Rate Income Fund, Dreyfus Global Emerging Markets Fund, Dreyfus Global Equity Income Fund, Dreyfus International Bond Fund, Dreyfus Mid-Cap Growth Fund, Dreyfus/Newton International Equity Fund, Dreyfus Opportunistic Emerging Markets Debt Fund, Dreyfus Select Managers Long/Short Equity Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Value Fund, Dreyfus TOBAM Emerging Markets Fund and Dreyfus Yield Enhancement Strategy Fund each may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements.

While Dreyfus Alternative Diversifier Strategies Fund and Dreyfus Yield Enhancement Strategy Fund do not intend to borrow money for leverage directly other than as stated above, each fund may invest in Underlying Funds that borrow money for leverage.

19
The fund's commodities strategies seek to gain exposure to commodities markets generally by investing, directly or indirectly, in commodity-linked derivative instruments and commodity-linked equity and fixed-income securities.

Fund	Borrowing Money for Leverage18	Reverse Repurchase Agreements20	Forward Commitments21	Forward Roll Transactions22	Illiquid Securities
Dreyfus Alternative Diversifier Strategies Fund	✓	✓	✓	✓	✓
Dreyfus BASIC S&P 500 Stock Index Fund		✓	✓		✓
Dreyfus Bond Market Index Fund		✓	✓	✓	✓
Dreyfus Core Equity Fund					✓
Dreyfus Disciplined Stock Fund		✓	✓		✓
Dreyfus Diversified Emerging Markets Fund	✓	✓	✓		✓
Dreyfus Emerging Markets Debt Local Currency Fund		✓	✓		✓
Dreyfus Equity Income Fund		✓	✓		✓
Dreyfus Floating Rate Income Fund		✓	✓	✓	✓
Dreyfus Global Emerging Markets Fund		✓	✓		✓
Dreyfus Global Equity Income Fund		✓	✓		✓
Dreyfus High Yield Fund	✓	✓	✓	✓	✓
Dreyfus International Bond Fund		✓	✓	✓	✓
Dreyfus Mid-Cap Growth Fund		✓	✓	✓	✓
Dreyfus/Newton International Equity Fund	✓	✓	✓		✓
Dreyfus Opportunistic Emerging Markets Debt Fund		✓	✓		✓
Dreyfus Opportunistic Fixed Income Fund	✓	✓	✓	✓	✓
Dreyfus Select Managers Long/Short Equity Fund		✓	✓		✓
Dreyfus/Standish Global Fixed Income Fund			✓	✓ (up to 5% of net assets)	✓
Dreyfus Tax Managed Growth Fund					✓
Dreyfus Tax Sensitive Total Return Bond Fund			✓		✓
Dreyfus/The Boston Company Small Cap Growth Fund		✓	✓		✓
Dreyfus/The Boston Company Small Cap Value Fund		✓	✓		✓
Dreyfus/The Boston Company Small/Mid Cap Growth Fund	✓		✓		✓
Dreyfus TOBAM Emerging Markets Fund		✓	✓		✓
Dreyfus Yield Enhancement Strategy Fund	✓	✓	✓	✓	✓
__________
20
Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund and Dreyfus Disciplined Stock Fund each may enter into reverse repurchase agreements to meet redemption requests where the liquidation of fund securities is deemed by the Adviser to be disadvantageous.

21	Dreyfus/Standish Global Fixed Income Fund may commit up to 25% of its net assets to purchase forward commitments.

22
Dreyfus Bond Market Index Fund may enter into forward roll transactions with respect to Ginnie Maes and other mortgage-related securities.  Dreyfus High Yield Fund will only enter into covered forward rolls.

Money Market Funds

Fund	U.S. Government Securities	Repurchase Agreements	Bank Obligations	Participation Interests	Floating and Variable Rate Obligations
Dreyfus AMT-Free Municipal Reserves	✓	✓	✓	✓ (municipal securities only)	✓23
Dreyfus BASIC New York Municipal Money Market Fund	✓24	✓24	✓24	✓ (municipal securities only)	✓
Dreyfus Money Market Reserves	✓	✓25	✓		✓
Dreyfus U.S. Treasury Reserves	✓	✓
__________
23	The fund may not invest in variable amount master demand notes.

24	See the discussion regarding "Money Fund Taxable Investments" following these charts.

25
These repurchase agreements may be collateralized by securities other than U.S. Government securities, such as corporate bonds, asset-backed securities and privately-issued mortgage-related securities, of investment grade or below investment grade credit quality ("credit collateral").

Fund	Asset-Backed Securities	Commercial Paper26	Investment Companies	Municipal Securities27	Foreign Securities28
Dreyfus AMT-Free Municipal Reserves		✓	✓	✓	✓
Dreyfus BASIC New York Municipal Money Market Fund		✓	✓	✓
Dreyfus Money Market Reserves	✓	✓	✓		✓
Dreyfus U.S. Treasury Reserves			✓
__________
26
Dreyfus AMT-Free Municipal Reserves and Dreyfus Money Market Reserves will only invest in commercial paper of U.S. and foreign companies rated at the time of purchase at least A-1 by S&P, Prime-1 by Moody's or F1 by Fitch or determined by the Manager to be of comparable quality.  In addition, each fund may invest in corporate obligations that have received a short-term rating from Moody's, S&P or Fitch in one of the two highest short-term rating categories, or that have been issued by an issuer that has received a short-term rating from Moody's, S&P or Fitch in one of the two highest short-term ratings categories with respect to a class of debt obligations that is comparable in priority and security with the obligation in which the fund invests.  These funds also may invest in unrated corporate obligations that are of comparable quality to the foregoing obligations, as determined by the Manager.  A fund will dispose in a prudent and orderly fashion of bonds whose ratings drop below these minimum ratings.

27
Dreyfus AMT-Free Municipal Reserves currently will not purchase Municipal Obligations, including certain industrial development bonds and bonds issued after August 7, 1986 to finance "private activities," the interest on which may constitute a "tax preference item" for purposes of the AMT, even though the interest will continue to be fully tax-exempt for federal income tax purposes.

For Dreyfus BASIC New York Municipal Money Market Fund, the total amount paid, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities), for outstanding stand-by commitments held in the fund's portfolio will not exceed 0.5 of 1% of the value of the fund's total assets calculated immediately after such stand-by commitment was acquired.

28
Dreyfus AMT Free-Municipal Reserves and Dreyfus Money Market Reserves are limited to purchasing securities of foreign issuers and investing in obligations of foreign branches of domestic banks and domestic branches of foreign banks.  Dreyfus AMT-Free Municipal Reserves may not purchase Eurodollar bonds and notes.

Fund	Illiquid Securities	Borrowing Money29	Reverse Repurchase Agreements	Forward Commitments	Interfund Borrowing and Lending Program	Lending Portfolio Securities30
Dreyfus AMT-Free Municipal Reserves	✓	✓	✓	✓	✓	✓
Dreyfus BASIC New York Municipal Money Market Fund	✓	✓			✓
Dreyfus Money Market Reserves	✓	✓	✓	✓	✓	✓
Dreyfus U.S. Treasury Reserves	✓	✓		✓	✓
__________
29
Each of Dreyfus AMT-Free Municipal Reserves, Dreyfus BASIC New York Municipal Money Market Fund, Dreyfus Money Market Reserves and Dreyfus U.S. Treasury Reserves is authorized currently to borrow money for temporary administrative purposes and to pledge its assets in connection with such borrowings.

30	Other than pursuant to the Interfund Borrowing and Lending Program.

Dreyfus BASIC New York Municipal Money Market Fund.  The fund will invest in taxable obligations only if and when the Manager believes it would be in the best interests of the fund's shareholders to do so.  Situations in which the fund may invest up to 20% of its total assets in taxable securities include: (a) pending investment of proceeds of sales of shares of the fund or of portfolio securities, (b) pending settlement of purchases of portfolio securities, and (c) when the fund is attempting to maintain liquidity for the purpose of meeting anticipated redemptions.  The fund may temporarily invest more than 20% of its total assets in taxable securities to maintain a "defensive" posture when, in the opinion of the Manager, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. The fund may invest in only the following kinds of taxable securities ("Money Fund Taxable Investments") maturing in one year or less from the date of purchase: (1) obligations of the U.S. Government, its agencies or instrumentalities; (2) commercial paper rated at the time of purchase at least Prime-1 by Moody's or A-1 by S&P; (3) certificates of deposit of domestic banks with total assets of $1 billion or more; and (4) repurchase agreements with respect to any securities the fund is permitted to hold.  Additionally, when, in the opinion of the Manager, adverse market conditions exist for State Municipal Obligations, and a "defensive" investment posture is warranted, the fund may temporarily invest more than 20% of its net assets in Municipal Obligations the interest from which is exempt from federal but not state and New York City personal income taxes for resident shareholders of that state, or in taxable obligations.  Periods when a defensive posture is warranted include those periods when the fund's monies available for investment exceed the State Municipal Obligations available for purchase to meet the fund's rating, maturity and other investment criteria.

Dreyfus AMT-Free Municipal Reserves.  The fund may invest temporarily in high-quality, taxable money market instruments (including Money Fund Taxable Investments), including when the Manager believes acceptable Municipal Obligations are not available for investment.

To reduce the risks of municipal lease obligations, the fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit or guarantee of a bank.

The fund proposes to purchase municipal lease obligations principally from banks, equipment vendors or other parties that have entered into an agreement with the fund providing that such party will remarket the municipal lease obligations on certain conditions (described below) within seven days after demand by the fund.  (Such agreements are referred to as "remarketing agreements" and the party that agrees to remarket or repurchase a municipal lease obligation is referred to as a "remarketing party.")  The agreement will provide for a remarketing price equal to the principal balance on the obligation as determined pursuant to the terms of the remarketing agreement as of the repurchase date (plus accrued interest).  The Manager anticipates that, in most cases, the remarketing agreement will also provide for the seller of the municipal lease obligation or the remarketing party to service it for a servicing fee.  The conditions to the fund's right to require the remarketing party to purchase or remarket the obligation are that the fund must certify at the time of remarketing that (1) payments of principal and interest under the municipal lease obligation are current and the fund has no knowledge of any default thereunder by the governmental issuer, (2) such remarketing is necessary in the sole opinion of a designated officer of the fund to meet the fund's liquidity needs, and (3) the governmental issuer has not notified the fund of termination of the underlying lease.

The remarketing agreement described above requires the remarketing party to purchase (or market to a third party) municipal lease obligations of the fund under certain conditions to provide liquidity if share redemptions of the fund exceed purchases of fund shares.  The fund will only enter into remarketing agreements with banks, equipment vendors or other responsible parties (such as insurance companies, broker-dealers and other financial institutions) that in the Manager's opinion are capable of meeting their obligations to the fund.  The Manager will regularly monitor the ability of remarketing parties to meet their obligations to the fund.  The fund will enter into remarketing agreements covering at least 75% of the principal amount of the municipal lease obligations in its portfolio.  The fund will not enter into remarketing agreements with any one remarketing party in excess of 5% of its total assets.  Remarketing agreements with broker-dealers may require an exemptive order under the 1940 Act.  The fund will not enter into such agreements with broker-dealers prior to the issuance of such an order or interpretation of the SEC that such an order is not required. There can be no assurance that such an order or interpretation will be granted.

The "remarketing" feature of the agreement entitles the remarketing party to attempt to resell the municipal lease obligation within seven days after demand from the fund; however, the remarketing party will be obligated to repurchase the obligation for its own account at the end of the seven-day period if such obligation has not been resold.  The remarketing agreement will often be entered into with the party who has sold a municipal lease obligation to the fund, but remarketing agreements may also be entered into with a separate remarketing party of the same type that meets the credit and other criteria listed above.  Up to 25% of the municipal lease obligations held by the fund may not be covered by remarketing agreements.  The fund, however, will not invest in municipal lease obligations that are not subject to remarketing agreements if, as a result of such investment, more than 10% of its total assets would be invested in illiquid securities such as (1) municipal lease obligations not subject to remarketing agreements and not deemed by the Manager at the time of purchase to be at least of comparable quality to rated municipal debt obligations, or (2) other illiquid assets such as securities restricted as to resale under federal or state securities laws.  For purposes of the preceding sentence, a municipal lease obligation that is backed by an irrevocable bank letter of credit or an insurance policy, issued by a bank or issuer deemed by the Manager to be of high quality and minimal credit risk, will not be deemed to be "illiquid" solely because the underlying municipal lease obligation is unrated, if the Manager determines that such municipal lease obligation is readily marketable because it is backed by such letter of credit or insurance policy.

As used within this section, high quality means that the municipal lease obligation meets all of the following criteria: (1) the underlying equipment is for an essential governmental function; (2) the municipality has a documented history of stable financial operations and timely payments of principal and interest on its municipal debt or lease obligation; (3) the lease/purchase agreement contains proper terms and conditions to protect against non-appropriation, substitution of equipment and other more general risks associated with the purchase of securities; (4) the equipment underlying the lease was leased in a proper and legal manner; and (5) the equipment underlying the lease was leased from a reputable equipment vendor.  A letter of credit or insurance policy would generally provide that the issuer of the letter of credit or insurance policy would pay the outstanding principal balance of the municipal lease obligations plus any accrued but unpaid interest upon non-appropriation or default by the governmental lessee.  However, the terms of each letter of credit or insurance policy may vary significantly and would affect the degree to which such protections increase the liquidity of a particular municipal lease obligation.

INVESTMENT RESTRICTIONS

"Fundamental Policies" may not be changed without approval of the holders of a majority of the fund's outstanding voting securities (as defined in the 1940 Act).  "Nonfundamental Policies" may be changed at any time, without shareholder approval, by a vote of a majority of the board members and in compliance with applicable law and regulatory policy.

Fundamental Policies

Except as may be otherwise disclosed in the prospectus, each fund's investment objective is a Fundamental Policy. For each of Dreyfus AMT-Free Municipal Reserves and Dreyfus BASIC New York Municipal Money Market Fund, the fund's policy with respect to the investment of at least 80% of its net assets is a Fundamental Policy (see "Policies Related to Fund Names" below).  Additionally, as a matter of Fundamental Policy, each fund, as indicated, may not (with respect to Dreyfus Mid-Cap Growth Fund, except as described below or as otherwise permitted by the 1940 Act, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the fund  may not):

1.	Borrowing; Senior Securities

Dreyfus Alternative Diversifier Strategies Fund, Dreyfus Global Emerging Markets Fund, Dreyfus Select Managers Long/Short Equity Fund, Dreyfus/Standish Global Fixed Income Fund, Dreyfus Tax Sensitive Total Return Bond Fund, Dreyfus/The Boston Company Small/Mid Cap Growth Fund, Dreyfus TOBAM Emerging Markets Fund and Dreyfus Yield Enhancement Strategy Fund.  Borrow money or issue any senior security, except to the extent permitted under the 1940 Act.

Dreyfus AMT-Free Municipal Reserves, Dreyfus BASIC New York Municipal Money Market Fund, Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Disciplined Stock Fund, Dreyfus Money Market Reserves, Dreyfus Tax Managed Growth Fund and Dreyfus U.S. Treasury Reserves.  Borrow money or issue senior securities as defined in the 1940 Act, except that (a) the fund may borrow money in an amount not exceeding one-third of the fund's total assets at the time of such borrowing, and (b) the fund may issue multiple classes of shares.  The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.

Dreyfus Core Equity Fund and Dreyfus High Yield Fund.  Borrow money or issue senior securities as defined in the 1940 Act, except that (a) the fund may borrow money in an amount not exceeding one-third of the fund's total assets at the time of such borrowing, and (b) the fund may issue multiple classes of shares.  The purchase or sale of options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not be considered to involve the borrowing of money or issuance of senior securities.

Dreyfus Diversified Emerging Markets Fund.  Borrow money, except to the extent permitted under the 1940 Act.

Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus Equity Income Fund, Dreyfus Floating Rate Income Fund, Dreyfus Global Equity Income Fund, Dreyfus International Bond Fund, Dreyfus Opportunistic Emerging Markets Debt Fund and Dreyfus Opportunistic Fixed Income Fund.  Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the fund's total assets).

Dreyfus Mid-Cap Growth Fund.  Borrow money, except to the extent permitted under the 1940 Act, which currently limits borrowing to no more than 33-1/3% of the value of the fund's total assets.  For purposes of this Fundamental Policy, investments in options, forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments or transactions for which assets are required to be segregated including, without limitation, reverse repurchase agreements, shall not constitute borrowing.

Dreyfus/Newton International Equity Fund.  Borrow money, except in amounts not to exceed 33-1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of portfolio shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the fund may enter into reverse repurchase agreements and forward roll transactions.  For purposes of this Fundamental Policy, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

Dreyfus/The Boston Company Small Cap Growth Fund and Dreyfus/The Boston Company Small Cap Value Fund.  Borrow money, except in amounts not to exceed 33-1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the fund may enter into reverse repurchase agreements and forward roll transactions.  For purposes of this Fundamental Policy, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

Dreyfus Diversified Emerging Markets Fund, Dreyfus/Newton International Equity Fund, Dreyfus/The Boston Company Small Cap Growth Fund and Dreyfus/The Boston Company Small Cap Value Fund.  Issue senior securities.  For purposes of this Fundamental Policy, borrowing money in accordance with this paragraph, making loans in accordance with Fundamental Policy No. 5, the issuance of shares of beneficial interest in multiple classes or series, the deferral of board members' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the fund's investment policies or within the meaning of Fundamental Policy No. 6, are not deemed to be senior securities.

Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus Equity Income Fund, Dreyfus Global Equity Income Fund, Dreyfus International Bond Fund, Dreyfus Opportunistic Emerging Markets Debt Fund and Dreyfus Opportunistic Fixed Income Fund.  Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except insofar as the fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the fund's borrowing policies.  For purposes of this Fundamental Policy, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security.

Dreyfus Floating Rate Income Fund.  Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except insofar as the fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the fund's borrowing policies. For purposes of this Fundamental Policy, collateral, escrow, or margin or other deposits with respect to the making of short sales or the entry into options, forward contracts, futures contracts, options on futures contracts, swap agreements and other derivative instruments are not deemed to be an issuance of a senior security.

Dreyfus Mid-Cap Growth Fund.  Issue any senior security, except as permitted under the 1940 Act and except to the extent that the activities permitted by the fund's other investment restrictions may be deemed to give rise to a senior security.

2.	Commodities

Dreyfus Alternative Diversifier Strategies Fund, Dreyfus Select Managers Long/Short Equity Fund and Dreyfus Yield Enhancement Strategy Fund.  Invest in physical commodities or physical commodities contracts, except that the fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments that are commodities or commodity contracts.

Dreyfus AMT-Free Municipal Reserves, Dreyfus BASIC New York Municipal Money Market Fund, Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Disciplined Stock Fund, Dreyfus Money Market Reserves, Dreyfus Tax Managed Growth Fund and Dreyfus U.S. Treasury Reserves.  Purchase or sell commodities, except that the fund may enter into futures contracts and related options, forward currency contracts and other similar instruments.

Dreyfus Core Equity Fund and Dreyfus High Yield Fund.  Purchase or sell commodities, except that the fund may enter into options, forward contracts, and futures contracts, including those related to indices, and options on futures contracts or indices.

Dreyfus Diversified Emerging Markets Fund, Dreyfus/Standish Global Fixed Income Fund, Dreyfus Tax Sensitive Total Return Bond Fund and Dreyfus/The Boston Company Small/Mid Cap Growth Fund.  Purchase or sell physical commodities, except that the fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices, and enter into swap agreements and other derivative instruments that are commodities or commodity contracts.

Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus Floating Rate Income Fund, Dreyfus Global Emerging Markets Fund, Dreyfus Global Equity Income Fund, Dreyfus Opportunistic Emerging Markets Debt Fund and Dreyfus TOBAM Emerging Markets Fund.  Invest in physical commodities or physical commodities contracts, except that the fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.

Dreyfus Equity Income Fund, Dreyfus International Bond Fund and Dreyfus Opportunistic Fixed Income Fund.  Invest in physical commodities or commodities contracts, except that the fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.

Dreyfus Mid-Cap Growth Fund.  Invest in physical commodities, except that the fund may purchase and sell foreign currency, options, forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments, and may invest in securities of issuers which invest in physical commodities or such instruments.

Dreyfus/Newton International Equity Fund, Dreyfus/The Boston Company Small Cap Growth Fund and Dreyfus/The Boston Company Small Cap Value Fund.  Purchase or sell commodities or commodity contracts, except the fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the fund's investment policies.

3.	Issuer Diversification

Dreyfus AMT-Free Municipal Reserves, Dreyfus Core Equity Fund, Dreyfus High Yield Fund, Dreyfus Money Market Reserves and Dreyfus U.S. Treasury Reserves.  Purchase, with respect to 75% of the fund's total assets, securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Disciplined Stock Fund and Dreyfus Tax Managed Growth Fund.  Purchase with respect to 75% of the fund's total assets securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

Dreyfus Diversified Emerging Markets Fund, Dreyfus/Newton International Equity Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Value Fund and Dreyfus TOBAM Emerging Markets Fund.  With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if:  (a) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.

Dreyfus Global Equity Income Fund.  Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities and securities of other investment companies may be purchased, without regard to any such limitation.

Dreyfus Global Equity Income Fund.  Hold more than 10% of the outstanding voting securities of any single issuer.  This Fundamental Policy applies only with respect to 75% of the fund's total assets.

4.	Industry Concentration
Dreyfus Alternative Diversifier Strategies Fund, Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus Floating Rate Income Fund, Dreyfus Global Emerging Markets Fund, Dreyfus Opportunistic Emerging Markets Debt Fund, Dreyfus Select Managers Long/Short Equity Fund, Dreyfus TOBAM Emerging Markets Fund and Dreyfus Yield Enhancement Strategy Fund.  Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or as otherwise permitted by the SEC.  Securities issued or guaranteed by governments other than the U.S. Government or by foreign supranational entities are not considered to be the securities of issuers in a single industry for purposes of this Fundamental Policy.

Dreyfus AMT-Free Municipal Reserves, Dreyfus BASIC New York Municipal Money Market Fund, Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Disciplined Stock Fund, Dreyfus Money Market Reserves, Dreyfus Tax Managed Growth Fund and Dreyfus U.S. Treasury Reserves.  Purchase any securities which would cause more than 25% of the value of the fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry.  (For purposes of this Fundamental Policy, U.S. Government securities and state or municipal governments and their political subdivisions are not considered members of any industry.  In addition, except with respect to Dreyfus Tax Managed Growth Fund, this Fundamental Policy does not apply to investments in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks.)

Dreyfus Core Equity Fund and Dreyfus High Yield Fund.  Purchase any securities which would cause 25% or more of the value of the fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry.  (For purposes of this Fundamental Policy, U.S. Government securities and state or municipal governments and their political subdivisions are not considered members of any industry.)

Dreyfus Diversified Emerging Markets Fund, Dreyfus/Newton International Equity Fund, Dreyfus/The Boston Company Small Cap Growth Fund and Dreyfus/The Boston Company Small Cap Value Fund.  Invest more than 25% of the current value of its total assets in any single industry, provided that this Fundamental Policy shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

Dreyfus Equity Income Fund and Dreyfus Opportunistic Fixed Income Fund.  Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Dreyfus Global Equity Income Fund and Dreyfus Mid-Cap Growth Fund.  Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or as otherwise permitted by the SEC.

Dreyfus International Bond Fund.  Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.  The fund, however, may invest 25% or more of its total assets in securities or derivative instruments issued by companies in the financial services sector.

Dreyfus/Standish Global Fixed Income Fund.  Invest more than 25% of the current value of its total assets in any single industry, provided that this Fundamental Policy shall not apply to debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Dreyfus/The Boston Company Small/Mid Cap Growth Fund.  Invest more than 25% of the current value of its total assets in any single industry, provided that this Fundamental Policy shall not apply to U.S. Government securities.

5.	Loans

Dreyfus Alternative Diversifier Strategies Fund, Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus Equity Income Fund, Dreyfus Floating Rate Income Fund, Dreyfus Global Emerging Markets Fund, Dreyfus Global Equity Income Fund, Dreyfus International Bond Fund, Dreyfus Opportunistic Emerging Markets Debt Fund, Dreyfus Opportunistic Fixed Income Fund, Dreyfus Select Managers Long/Short Equity Fund, Dreyfus TOBAM Emerging Markets Fund and Dreyfus Yield Enhancement Strategy Fund.  Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the fund's total assets) or as otherwise permitted by the SEC.  For purposes of this Fundamental Policy, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the fund.  Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

Dreyfus AMT-Free Municipal Reserves, Dreyfus BASIC New York Municipal Money Market Fund, Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Core Equity Fund, Dreyfus Disciplined Stock Fund, Dreyfus High Yield Fund, Dreyfus Money Market Reserves, Dreyfus Tax Managed Growth Fund and Dreyfus U.S. Treasury Reserves.  Make loans or lend securities, if as a result thereof more than one-third of the fund's total assets would be subject to all such loans.  For purposes of this Fundamental Policy, debt instruments and repurchase agreements shall not be treated as loans.

Dreyfus Diversified Emerging Markets Fund, Dreyfus/Standish Global Fixed Income Fund, Dreyfus Tax Sensitive Total Return Bond Fund and Dreyfus/The Boston Company Small/Mid Cap Growth Fund.  Lend any securities or make loans to others, except to the extent permitted under the 1940 Act. For purposes of this investment restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the fund.  Any loans of portfolio securities will be made according to guidelines established by the SEC and the fund's board.

Dreyfus Mid-Cap Growth Fund.  Lend any security or make any loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties, but this Fundamental Policy does not apply to the purchase of debt securities or to repurchase agreements.

Dreyfus/Newton International Equity Fund, Dreyfus/The Boston Company Small Cap Growth Fund and Dreyfus/The Boston Company Small Cap Value Fund.  Make loans, except that the fund (1) may lend portfolio securities in accordance with the fund's investment policies up to 33-1/3% of the fund's total assets taken at market value, (2) enter into repurchase agreements and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

6.	Margin

Dreyfus/Newton International Equity Fund, Dreyfus/The Boston Company Small Cap Growth Fund and Dreyfus/The Boston Company Small Cap Value Fund.  Purchase securities on margin (except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

7.	Real Estate

Dreyfus Alternative Diversifier Strategies Fund, Dreyfus Global Emerging Markets Fund, Dreyfus Select Managers Long/Short Equity Fund, Dreyfus TOBAM Emerging Markets Fund and Dreyfus Yield Enhancement Strategy Fund.  Purchase, hold or deal in real estate, but the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or REITs and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.

Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus Equity Income Fund, Dreyfus Floating Rate Income Fund, Dreyfus Global Equity Income Fund, Dreyfus International Bond Fund, Dreyfus Opportunistic Emerging Markets Debt Fund and Dreyfus Opportunistic Fixed Income Fund.  Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or REITs and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.

Dreyfus AMT-Free Municipal Reserves, Dreyfus BASIC New York Municipal Money Market Fund, Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Core Equity Fund, Dreyfus Disciplined Stock Fund, Dreyfus High Yield Fund, Dreyfus Money Market Reserves, Dreyfus Tax Managed Growth Fund and Dreyfus U.S. Treasury Reserves.  Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in the real estate business or invest or deal in real estate or interests therein).

Dreyfus Diversified Emerging Markets Fund, Dreyfus/Newton International Equity Fund, Dreyfus/The Boston Company Small Cap Growth Fund and Dreyfus/The Boston Company Small Cap Value Fund.  Purchase or sell real estate except that the fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the fund as a result of the ownership of securities.

Dreyfus Mid-Cap Growth Fund.  Invest in real estate, real estate mortgage loans or other illiquid interests in real estate, including limited partnership interests therein, except that the fund may invest in securities of issuers which invest in real estate, real estate mortgage loans, or other illiquid interests in real estate.  The fund may also invest in readily marketable interests in REITs.

Dreyfus/Standish Global Fixed Income Fund, Dreyfus Tax Sensitive Total Return Bond Fund and Dreyfus/The Boston Company Small/Mid Cap Growth Fund.  Purchase or sell real estate, but the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or REITs and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.

8.	Underwriting

Dreyfus AMT-Free Municipal Reserves, Dreyfus BASIC New York Municipal Money Market Fund, Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Core Equity Fund, Dreyfus Disciplined Stock Fund, Dreyfus High Yield Fund, Dreyfus Money Market Reserves, Dreyfus Tax Managed Growth Fund and Dreyfus U.S. Treasury Reserves.  Underwrite securities issued by any other person, except to the extent that the purchase of securities and later disposition of such securities in accordance with the fund's investment program may be deemed an underwriting.

Dreyfus Diversified Emerging Markets Fund, Dreyfus/Newton International Equity Fund, Dreyfus/Standish Global Fixed Income Fund, Dreyfus Tax Sensitive Total Return Bond Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Value Fund and Dreyfus/The Boston Company Small/Mid Cap Growth Fund.  Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act.

Dreyfus Alternative Diversifier Strategies Fund, Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus Equity Income Fund, Dreyfus Floating Rate Income Fund, Dreyfus Global Emerging Markets Fund, Dreyfus Global Equity Income Fund, Dreyfus International Bond Fund, Dreyfus Opportunistic Emerging Markets Debt Fund, Dreyfus Opportunistic Fixed Income Fund, Dreyfus Select Managers Long/Short Equity Fund, Dreyfus TOBAM Emerging Markets Fund and Dreyfus Yield Enhancement Strategy Fund.  Act as an underwriter of securities of other issuers, except that the fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.

Dreyfus Mid-Cap Growth Fund.  Act as an underwriter of securities of other issuers, except to the extent the fund may be deemed an underwriter under the Securities Act in connection with disposing of portfolio securities.

For purposes of the Fundamental Policy regarding industry concentration, a fund's industry concentration policy will apply to municipal securities if the payment of principal and interest for such securities is derived solely from a specific project (such municipal securities will be deemed to be in an "industry").  With respect to Dreyfus Tax Sensitive Total Return Bond Fund, for purposes of industry concentration determinations, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

With respect to each of Dreyfus Diversified Emerging Markets Fund, Dreyfus/Newton International Equity Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Value Fund and Dreyfus/The Boston Company Small/Mid Cap Growth Fund, for purposes of the fund's Fundamental Policy regarding industry concentration, the Adviser generally classifies issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the SEC.  In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Adviser may classify an issuer according to its own sources.  For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

Nonfundamental Policies

As a Nonfundamental Policy, which may be changed at any time, without shareholder approval, by a vote of a majority of the board members and in compliance with applicable law and regulatory policy, each fund, as indicated, may not:

1.	Investing for Control

Dreyfus Alternative Diversifier Strategies Fund.  Invest in the securities of a company (other than any subsidiary of the fund) for the purpose of exercising management or control, but the fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

Dreyfus Diversified Emerging Markets Fund, Dreyfus/Newton International Equity Fund, Dreyfus/Standish Global Fixed Income Fund, Dreyfus Tax Sensitive Total Return Bond Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Value Fund and Dreyfus/The Boston Company Small/Mid Cap Growth Fund.  Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus Equity Income Fund, Dreyfus Floating Rate Income Fund, Dreyfus Global Emerging Markets Fund, Dreyfus Global Equity Income Fund, Dreyfus International Bond Fund, Dreyfus Opportunistic Emerging Markets Debt Fund, Dreyfus Opportunistic Fixed Income Fund, Dreyfus Select Managers Long/Short Equity Fund, Dreyfus TOBAM Emerging Markets Fund and Dreyfus Yield Enhancement Strategy Fund.  Invest in the securities of a company for the purpose of exercising management or control, but the fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

2.	Pledging Assets

Dreyfus Alternative Diversifier Strategies Fund, Dreyfus Global Emerging Markets Fund, Dreyfus Select Managers Long/Short Equity Fund, Dreyfus TOBAM Emerging Markets Fund and Dreyfus Yield Enhancement Strategy Fund. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to effecting short sales of securities, the purchase of securities on a when-issued, forward commitment or delayed-delivery basis and the deposit of assets in escrow in connection with the entry into options, forward contracts, futures contracts, options on futures contracts, swap agreements and other derivative instruments.

Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus Equity Income Fund, Dreyfus Global Equity Income Fund, Dreyfus International Bond Fund, Dreyfus Opportunistic Emerging Markets Debt Fund and Dreyfus Opportunistic Fixed Income Fund.  Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued, forward commitment or delayed-delivery basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to permitted transactions.

Dreyfus Floating Rate Income Fund.  Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued, forward commitment or delayed-delivery basis and the deposit of assets in escrow in connection with the entry into options, forward contracts, futures contracts, options on futures contracts, swap agreements and other derivative instruments.

Dreyfus Mid-Cap Growth Fund.  Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts (including those relating to indices) and options on futures contracts or indices.

3.	Purchase Securities of Other Investment Companies

Dreyfus Alternative Diversifier Strategies Fund, Dreyfus Diversified Emerging Markets Fund, Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus Equity Income Fund, Dreyfus Floating Rate Income Fund, Dreyfus Global Emerging Markets Fund, Dreyfus Global Equity Income Fund, Dreyfus International Bond Fund, Dreyfus Opportunistic Emerging Markets Debt Fund, Dreyfus Opportunistic Fixed Income Fund, Dreyfus/Newton International Equity Fund, Dreyfus Select Managers Long/Short Equity Fund, Dreyfus/Standish Global Fixed Income Fund, Dreyfus Tax Sensitive Total Return Bond Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Value Fund, Dreyfus/The Boston Company Small/Mid Cap Growth Fund, Dreyfus TOBAM Emerging Markets Fund and Dreyfus Yield Enhancement Strategy Fund.  Purchase securities of other investment companies, except to the extent permitted by the 1940 Act.

Dreyfus AMT-Free Municipal Reserves, Dreyfus BASIC New York Municipal Money Market Fund, Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Disciplined Stock Fund, Dreyfus Money Market Reserves, Dreyfus Tax Managed Growth Fund and Dreyfus U.S. Treasury Reserves.  Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

Dreyfus Core Equity Fund and Dreyfus High Yield Fund.  Invest in securities of other investment companies, except to the extent permitted by the 1940 Act.

4.	Illiquid Investments

Dreyfus Alternative Diversifier Strategies Fund, Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus Equity Income Fund, Dreyfus Floating Rate Income Fund, Dreyfus Global Emerging Markets Fund, Dreyfus Global Equity Income Fund, Dreyfus International Bond Fund, Dreyfus Opportunistic Emerging Markets Debt Fund, Dreyfus Opportunistic Fixed Income Fund, Dreyfus Select Managers Long/Short Equity Fund, Dreyfus TOBAM Emerging Markets Fund and Dreyfus Yield Enhancement Strategy Fund.  Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities that are illiquid, if, in the aggregate, more than 15% of the value of the fund's net assets would be so invested.

Dreyfus AMT-Free Municipal Reserves, Dreyfus Money Market Reserves and Dreyfus U.S. Treasury Reserves.  Invest more than 5% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days and other securities which are not readily marketable.  For purposes of this Nonfundamental Policy, illiquid securities shall not include Section 4(2) paper and securities which may be resold under Rule 144A under the Securities Act, provided that the board, or its delegate, determines that such securities are liquid based upon the trading markets for the specific security.

Dreyfus BASIC New York Municipal Money Market Fund.  Invest more than 5% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, and other securities which are not readily marketable.  For purposes of this Nonfundamental Policy, illiquid securities shall not include commercial paper issued pursuant to Section 4(2) of the Securities Act and securities which may be resold under Rule 144A under the Securities Act, provided that the board, or its delegate, determines that such securities are liquid based upon the trading markets for the specific security.

Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Core Equity Fund, Dreyfus Disciplined Stock Fund, Dreyfus High Yield Fund and Dreyfus Tax Managed Growth Fund.  Invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, and other securities which are not readily marketable.  For purposes of this Nonfundamental Policy, illiquid securities shall not include commercial paper issued pursuant to Section 4(2) of the Securities Act and securities which may be resold under Rule 144A under the Securities Act, provided that the board, or its delegate, determines that such securities are liquid, based upon the trading markets for the specific security.

Dreyfus Diversified Emerging Markets Fund, Dreyfus/Newton International Equity Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Value Fund and Dreyfus/The Boston Company Small/Mid Cap Growth Fund.  Invest more than 15% of its net assets in illiquid securities.

Dreyfus Mid-Cap Growth Fund.  Enter into repurchase agreements providing for settlement in more than seven days or purchase securities which are not readily marketable if, in the aggregate, more than 15% of the value of its net assets would be so invested.

Dreyfus Tax Sensitive Total Return Bond Fund.  Invest more than an aggregate of 15% of the net assets of the fund in securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations or in other illiquid securities.

5.	Margin

Dreyfus Alternative Diversifier Strategies Fund, Dreyfus Floating Rate Income Fund, Dreyfus Global Emerging Markets Fund, Dreyfus Select Managers Long/Short Equity Fund, Dreyfus TOBAM Emerging Markets Fund and Dreyfus Yield Enhancement Strategy Fund.  Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, options on futures contracts, swap agreements and other derivative instruments, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this Nonfundamental Policy.

Dreyfus AMT-Free Municipal Reserves, Dreyfus Money Market Reserves and Dreyfus U.S. Treasury Reserves.  Purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions.

Dreyfus BASIC New York Municipal Money Market Fund.  Purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Core Equity Fund, Dreyfus Disciplined Stock Fund and Dreyfus Tax Managed Growth Fund.  Purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options shall not constitute purchasing securities on margin.

Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus Equity Income Fund, Dreyfus Global Equity Income Fund, Dreyfus International Bond Fund, Dreyfus Opportunistic Emerging Markets Debt Fund and Dreyfus Opportunistic Fixed Income Fund.  Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, and options on futures contracts, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this Nonfundamental Policy.

Dreyfus High Yield Fund.  Purchase securities on margin, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, and options on futures contracts.

Dreyfus Mid-Cap Growth Fund.  Purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions, and except that the fund may make margin deposits in connection with transactions in forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments, and to the extent necessary to effect transactions in foreign jurisdictions.

6.	Short Sales

Dreyfus AMT-Free Municipal Reserves, Dreyfus Money Market Reserves and Dreyfus U.S. Treasury Reserves.  Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amounts to the securities sold short.

Dreyfus BASIC New York Municipal Money Market Fund, Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund and Dreyfus Disciplined Stock Fund.  Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling short.

Dreyfus Core Equity Fund, Dreyfus High Yield Fund and Dreyfus Tax Managed Growth Fund.  Sell securities short, or purchase, sell or write puts, calls or combinations thereof, except as described in the fund's prospectus and this SAI.

Dreyfus Mid-Cap Growth Fund.  Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short; provided, however, that this restriction shall not prevent the fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, and other financial instruments.

7.	Puts/Calls

Dreyfus AMT-Free Municipal Reserves, Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Disciplined Stock Fund, Dreyfus Money Market Reserves and Dreyfus U.S. Treasury Reserves.  Purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities would exceed 5% of its total assets except that:  (a) this limitation shall not apply to standby commitments and (b) this limitation shall not apply to the fund's transactions in futures contracts and options.

Dreyfus BASIC New York Municipal Money Market Fund.  Purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets, except that:  (a) this restriction shall not apply to standby commitments, and (b) this restriction shall not apply to the fund's transactions in futures contracts and related options.

8.	Oil and Gas

Dreyfus AMT-Free Municipal Reserves, Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Disciplined Stock Fund, Dreyfus Money Market Reserves and Dreyfus U.S. Treasury Reserves.  Purchase oil, gas or mineral leases.

Dreyfus BASIC New York Municipal Money Market Fund.  Purchase oil, gas or mineral leases (the fund may, however, purchase and sell the securities of companies engaged in the exploration, development, production, refining, transporting and marketing of oil, gas or minerals).

9.	Other

Dreyfus AMT-Free Municipal Reserves, Dreyfus BASIC New York Municipal Money Market Fund, Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Core Equity Fund, Dreyfus Disciplined Stock Fund, Dreyfus Money Market Reserves, Dreyfus Tax Managed Growth Fund and Dreyfus U.S. Treasury Reserves.  Purchase any security while borrowings representing more than 5% of the fund's total assets are outstanding.

Dreyfus AMT-Free Municipal Reserves, Dreyfus BASIC New York Municipal Money Market Fund, Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Disciplined Stock Fund, Dreyfus Money Market Reserves and Dreyfus U.S. Treasury Reserves.  Purchase or retain the securities of any issuer if the officers, board members of the fund, its advisers, or managers, owning beneficially more than one half of one percent of the securities of such issuer, together own beneficially more than 5% of such securities.

Dreyfus AMT-Free Municipal Reserves, Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Disciplined Stock Fund, Dreyfus Money Market Reserves and Dreyfus U.S. Treasury Reserves.  Purchase warrants if at the time of such purchase:  (a) more than 5% of the value of the fund's assets would be invested in warrants or (b) more than 2% of the value of the fund's assets would be invested in warrants that are not listed on the NYSE or NYSE Amex (for purposes of this limitation, warrants acquired by the fund in units or attached to securities will be deemed to have no value).

Dreyfus AMT-Free Municipal Reserves, Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Disciplined Stock Fund, Dreyfus Money Market Reserves and Dreyfus U.S. Treasury Reserves.  Purchase securities of issuers (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof), including their predecessors, that have been in operation for less than three years, if by reason thereof, the value of the fund's investment in such securities would exceed 5% of the fund's total assets.  For purposes of this Nonfundamental Policy, sponsors, general partners, guarantors and originators of underlying assets may be treated as the issuer of a security.

Dreyfus BASIC New York Municipal Money Market Fund.  Purchase warrants if at the time of such purchase:  (a) more than 5% of the value of the fund's net assets would be invested in warrants or (b) more than 2% of the value of the fund's assets would be invested in warrants that are not listed on the NYSE or NYSE Amex (for purposes of this limitation, warrants acquired by the fund in units or attached to securities will be deemed to have no value).

In addition, each of Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund and Dreyfus Disciplined Stock Fund has adopted an operating policy not to invest more than 25% of the value of its total assets, at the time of such purchase, in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks.  The board may change this policy without shareholder approval.  Notice will be given to fund shareholders if this policy is changed by the board.

With respect to each fund, if a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction, except as otherwise required by the 1940 Act.  For Dreyfus Diversified Emerging Markets Fund, Dreyfus/Newton International Equity Fund, Dreyfus Tax Sensitive Total Return Bond Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Value Fund and Dreyfus/The Boston Company Small/Mid Cap Growth Fund, this statement does not apply to investments in illiquid securities or any borrowing.  With respect to the funds' policies pertaining to borrowing, however, if borrowings exceed 33-1/3% of the value of a fund's total assets as a result of a change in values or assets, the fund must take steps to reduce such borrowings within three days (not including Sundays and holidays) thereafter at least to the extent of such excess.

Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus Floating Rate Income Fund, Dreyfus Global Emerging Markets Fund, Dreyfus Global Equity Income Fund, Dreyfus International Bond Fund, Dreyfus/Newton International Equity Fund, Dreyfus Opportunistic Emerging Markets Debt Fund, Dreyfus Select Managers Long/Short Equity Fund and Dreyfus TOBAM Emerging Markets Fund have adopted policies prohibiting them from operating as funds-of-funds in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

Policies Related to Fund Names

Under normal circumstances, Dreyfus U.S. Treasury Reserves invests exclusively in direct obligations of the U.S. Treasury and in repurchase agreements secured by these obligations (or other instruments with similar economic characteristics).  Dreyfus BASIC S&P 500 Stock Index Fund normally invests at least 95% of its total assets in common stocks included in the S&P 500 Index.  Each of the following funds invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes (for funds that may borrow for investment purposes), in the instruments (or, except for Dreyfus Mid-Cap Growth Fund, Dreyfus/Standish Global Fixed Income Fund, Dreyfus/The Boston Company Small Cap Growth Fund and Dreyfus/The Boston Company Small Cap Value Fund, other instruments with similar economic characteristics) described below.  Each fund has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its policy to so invest its assets (except for certain funds that have adopted such policy as a Fundamental Policy as indicated above).

Fund	Investment
Dreyfus AMT-Free Municipal Reserves	Tax-exempt securities
Dreyfus BASIC New York Municipal Money Market Fund	New York Municipal Obligations
Dreyfus Bond Market Index Fund	Bonds that are included in the Barclays Capital U.S. Aggregate Index
Dreyfus Core Equity Fund	Common stocks
Dreyfus Disciplined Stock Fund	Stocks
Dreyfus Diversified Emerging Markets Fund	Equity securities of companies located, organized, or with a majority of assets or business in emerging markets countries, including Underlying Funds that invest in such securities
Dreyfus Emerging Markets Debt Local Currency Fund	Emerging market bonds and other debt instruments denominated in the local currency of issue, and in derivative instruments that provide investment exposure to such securities
Dreyfus Equity Income Fund Dreyfus Global Equity Income Fund	Equity securities
Dreyfus Floating Rate Income Fund	Floating rate loans and other floating rate securities
Dreyfus Global Emerging Markets Fund Dreyfus TOBAM Emerging Markets Fund	Equity securities of companies organized or with their principal place of business, or majority of assets or business, in emerging market countries
Dreyfus High Yield Fund	Fixed-income securities that, at the time of purchase, are rated below investment grade ("high yield" or "junk" bonds) or are the unrated equivalent as determined by Dreyfus
Dreyfus International Bond Fund Dreyfus Opportunistic Fixed Income Fund	Fixed-income securities
Dreyfus Mid-Cap Growth Fund	Equity securities of companies within the market capitalization range of companies comprising the Russell Midcap Growth Index
Dreyfus Tax Managed Growth Fund	Common stocks and employs a tax-managed strategy
Dreyfus/Newton International Equity Fund
Common stocks or securities convertible into common stocks (such as convertible preferred stocks, warrants and convertible bonds) of foreign companies and depositary receipts evidencing ownership in such securities

Dreyfus Opportunistic Emerging Markets Debt Fund	Bonds and other debt instruments of emerging market issuers, and in derivative instruments that provide investment exposure to such securities
Dreyfus Select Managers Long/Short Equity Fund	Equity securities
Dreyfus/Standish Global Fixed Income Fund	U.S. dollar and non-U.S. dollar-denominated fixed-income securities of governments and companies located in various countries, including emerging markets
Dreyfus Tax Sensitive Total Return Bond Fund	Bonds
Dreyfus/The Boston Company Small Cap Growth Fund Dreyfus/The Boston Company Small Cap Value Fund	Equity securities of small-cap U.S. companies
Dreyfus/The Boston Company Small/Mid Cap Growth Fund	Equity securities of small-cap and mid-cap U.S. companies

DIVIDENDS AND DISTRIBUTIONS

Dreyfus AMT-Free Municipal Reserves, Dreyfus BASIC New York Municipal Money Market Fund, Dreyfus Money Market Reserves and Dreyfus U.S. Treasury Reserves.

Each fund ordinarily declares dividends from its net investment income on each business day, which is every day the NYSE is open for business.

INFORMATION ABOUT THE FUNDS' ORGANIZATION AND STRUCTURE

Each fund is an open-end management investment company.  Listed below are the forms of organization of each fund company, its corresponding fund series (if any), the dates of organization and each fund's subclassification as "diversified" or "non-diversified" under the 1940 Act.  The fund companies (in bold) listed below are either Maryland corporations or Massachusetts business trusts.  If one or more funds are listed in italics thereunder, then such fund company is a "series" company, and investments are made through, and shareholders invest in, the fund series shown.  References in this SAI to a "fund" generally refer to the series of a series company; if no such funds are listed under a bold fund company name, then it is not organized as a series company and the term "fund" refers to such fund company.

Name	State of Organization	Date of Organization*	Diversification Classification

Dreyfus BNY Mellon Funds, Inc.	Maryland	November 1, 2013
Dreyfus Alternative Diversifier Strategies Fund			Non-diversified
Dreyfus Global Emerging Markets Fund			Non-diversified
Dreyfus Select Managers Long/Short Equity Fund			Non-diversified
Dreyfus TOBAM Emerging Markets Fund			Diversified
Dreyfus Yield Enhancement Strategy Fund			Non-diversified
Dreyfus Funds, Inc.	Maryland	June 19, 1987
Dreyfus Mid-Cap Growth Fund			Diversified
Dreyfus Investment Funds	Massachusetts	August 13, 1986
Dreyfus Diversified Emerging Markets Fund			Diversified
Dreyfus/The Boston Company Small Cap Growth Fund			Diversified
Dreyfus/The Boston Company Small Cap Value Fund			Diversified
Dreyfus/The Boston Company Small/Mid Cap Growth Fund			Non-Diversified
Dreyfus/Newton International Equity Fund			Diversified
Dreyfus/Standish Global Fixed Income Fund			Non-diversified
Dreyfus Tax Sensitive Total Return Bond Fund			Non-diversified
The Dreyfus/Laurel Funds, Inc.	Maryland	August 6, 1987
Dreyfus AMT-Free Municipal Reserves			Diversified
Dreyfus BASIC S&P 500 Stock Index Fund			Diversified
Dreyfus Bond Market Index Fund			Diversified
Dreyfus Core Equity Fund			Diversified
Dreyfus Disciplined Stock Fund			Diversified
Dreyfus Floating Rate Income Fund			Non-diversified
Dreyfus Money Market Reserves			Diversified
Dreyfus Opportunistic Emerging Markets Debt Fund			Non-diversified
Dreyfus Opportunistic Fixed Income Fund			Non-diversified
Dreyfus Tax Managed Growth Fund			Diversified
Dreyfus U.S. Treasury Reserves			Diversified
The Dreyfus/Laurel Funds Trust	Massachusetts	March 30, 1979
Dreyfus Emerging Markets Debt Local Currency Fund			Non-diversified
Dreyfus Equity Income Fund			Diversified
Dreyfus Global Equity Income Fund			Diversified
Dreyfus High Yield Fund			Diversified
Dreyfus International Bond Fund			Non-diversified
The Dreyfus/Laurel Tax-Free Municipal Funds	Massachusetts	March 28, 1983
Dreyfus BASIC New York Municipal Money Market Fund			Non-diversified
__________
*
As a result of legal requirements relating to the formation of Massachusetts business trusts, there may have been a significant period of time between the dates of organization and commencement of operations for funds organized in this structure, during which time no business or other activities were conducted.

CERTAIN EXPENSE ARRANGEMENTS AND OTHER DISCLOSURES

Dreyfus AMT-Free Municipal Reserves, Dreyfus BASIC New York Municipal Money Market Fund, Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Core Equity Fund, Dreyfus Disciplined Stock Fund, Dreyfus High Yield Fund, Dreyfus Money Market Reserves, Dreyfus Tax Managed Growth Fund and Dreyfus U.S. Treasury Reserves.  Under the funds' unitary fee structure, Dreyfus pays all of the funds' expenses, except interest, taxes, brokerage commissions, Rule 12b-1 fees and expenses, fees and expenses of Independent Board Members (including counsel fees) and extraordinary expenses.  Although Dreyfus does not pay for the fees and expenses of the Independent Board Members (including counsel fees), Dreyfus is contractually required, with respect to each fund, to reduce its investment management fee by an amount equal to each fund's allocable portion of such fees and expenses.

ADMINISTRATION ARRANGEMENTS

Dreyfus Diversified Emerging Markets Fund, Dreyfus Mid-Cap Growth Fund, Dreyfus/Newton International Equity Fund, Dreyfus/Standish Global Fixed Income Fund, Dreyfus Tax Sensitive Total Return Bond Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Value Fund and Dreyfus/The Boston Company Small/Mid Cap Growth Fund.  Dreyfus performs administrative, accounting and recordkeeping services for the funds pursuant to Fund Accounting and Administrative Services Agreements.  Pursuant to the agreements, Dreyfus prepares and maintains the general ledgers and financial statements of the funds; obtains data from the Transfer Agent and Custodian necessary to calculate daily the net asset values of the funds' share classes; audits certain data and transactions of the Custodian, Transfer Agent and the Manager; and provides regulatory, shareholder and other miscellaneous reporting and prepares and maintains certain required books, records and other documents.  Each fund pay Dreyfus asset-based fees at annual rates ranging from 0.02% to 0.10% of daily net assets, based on the fund's asset size and whether the fund invests primarily in U.S. securities or non-U.S. securities, and reimburses Dreyfus for out-of-pocket expenses incurred in performing services pursuant to the applicable agreement.  However, Dreyfus has agreed to waive any remaining fees under the agreements to the extent they exceed Dreyfus' costs in providing services under the agreements (including and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services), after applying any other expense limitations or fee waivers that reduce fees paid to Dreyfus under the agreements.  Prior to May 1, 2011, The Bank of New York Mellon provided administration and fund accounting services for the funds other than Dreyfus Mid-Cap Growth Fund and was paid a fixed fee plus asset and transaction based fees and was reimbursed for out-of-pocket expenses.  Effective as of January 31, 2014, Dreyfus Diversified Emerging Markets Fund does not pay Dreyfus pursuant to the fund's Fund Accounting and Administrative Services Agreement with respect to any portion of the fund's assets allocated to investments in Underlying Funds.

Dreyfus Diversified Emerging Markets Fund, Dreyfus/Newton International Equity Fund, Dreyfus/Standish Global Fixed Income Fund, Dreyfus Tax Sensitive Total Return Bond Fund, Dreyfus/The Boston Company Small Cap Value Fund and Dreyfus/The Boston Company Small/Mid Cap Growth Fund.  Class I shares of the funds bear an administrative services fee of up to 0.15% for payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of fund shares.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[                                                                        ], as counsel for the funds, except DBNYMFI, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the funds' prospectuses.

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, serves as counsel to the Independent Board Members and to DBNYMFI.

[                                                                        ], an independent registered public accounting firm, has been selected to serve as the independent registered public accounting firm for the funds.

RISKS OF INVESTING IN STATE MUNICIPAL SECURITIES

The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the specified state or states (each, the "State" or the "Commonwealth") and various local agencies available as of the date of this SAI.  While the relevant fund(s) have not independently verified this information, the fund(s) have no reason to believe that such information is not correct in all material respects.

New York

Economic Trends

U.S. Economy.  The persistent weakness that has plagued much of the current recovery continued into the third quarter of calendar year 2013.  A measure of unexpected interest rate volatility may have been inadvertently introduced by the Federal Reserve Board, as a result of the anticipation of when it would start to "taper" its long-term asset purchases.  With growth expected to remain weak over the near-term, the Federal Reserve Board is likely to delay the tapering of its long-term asset purchases into the first half of 2014 and will not start to raise its federal funds rate target until early 2015.

The 16-day federal government shutdown and related political uncertainties were expected to reduce growth during the fourth quarter of 2013.  In contrast, recent real U.S. export growth has been stronger than anticipated, supporting the possibility that the global economy bottomed out earlier in 2013, while the drag from federal fiscal policy and the Congressional sequestration could diminish in early 2014.  Equity markets are at record highs and gasoline prices are at near-term lows.  Due in part to these factors, the outlook of the Division of the Budget ("DOB") for stronger growth in 2014 remains unchanged, with projections of real U.S. gross domestic product growth of 1.5% for 2013, followed by growth of 2.4% for 2014.

Consistent with weaker domestic final sales growth, recent employment gains have also been lower than previously anticipated.  Private sector job growth has been on a downward trend since the end of 2012, but that trend accelerated in the third quarter of 2013.  Average monthly private sector job gains fell from 212,000 in the first quarter of 2013 to 190,000 jobs in the second quarter and 129,000 in the third.  The largest contributors to the deceleration have been professional and business services and leisure and hospitality.  As a result, downward revisions have been made to employment growth for both 2013 and 2014.  Employment growth of 1.6% is now projected for both 2013 and 2014.

Consistent with weaker job growth, estimated growth in wages and total personal income for 2013 and 2014 also have been revised down, although weaker growth in wages is expected to be partially offset by stronger growth in some of the non-wage components of income.  Growth of 2.8% is estimated for both wages and personal income for 2013, with growth accelerating to 4.5% for both measures in 2014.  The relatively large swing in income growth between 2013 and 2014 reflects the shifting of income from 2013 into 2012 in advance of increases in the two top federal marginal tax rates at the beginning of this year.  Higher long-term rates also had a substantial impact on the highly interest rate-sensitive housing market recovery, with mortgage applications falling 86% in the third quarter of 2013 after a 21% decline in the second quarter of 2013.  As a result, both residential housing construction and real household spending appear to have weakened more in the third quarter than previously anticipated.

There are significant risks to DOB's current economic forecast.  The 2013 budget sequester is estimated to have had a substantial negative impact on the labor market and could result in a larger decline in government spending than anticipated in the coming months, resulting in a greater loss of government jobs or private jobs related to government procurement.  The global economy is expected to improve, but emerging market growth remains slower than in the earlier phase in the recovery.  Slower export growth than expected could negatively affect growth in U.S. corporate profits, investment, and jobs.  In contrast, faster global growth than expected could result in a faster upturn in the demand for U.S. exports.

State Economy.  New York is the third most populous state in the nation and has a relatively high level of personal wealth.  The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education, and health services employment, and a very small share of the nation's farming and mining activity.  The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy.  Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

The State economy has performed well in the context of a challenging national and global economic environment.  New York's private sector labor market remains strong, continuing to exhibit robust growth in professional and business services, private educational services, and tourism-related leisure and hospitality services.  The State, however, has not been entirely immune to the national slowdown.  Private sector employment growth of 1.4% is projected for 2013, followed by growth of a similar pace for 2014.  In contrast, public sector employment is expected to continue to decline well into 2014.  The ongoing downsizing of both the finance and government sectors has been contributing to unusually weak income growth over the past two years.  In advance of federal tax increases at the start of 2013, a sizable magnitude of wages, dividends, and capital gains were accelerated into the fourth quarter of 2012.  Weaker growth of 3.8% is now estimated for Fiscal Year 2013-14, but offsetting that revision is stronger growth in the nonwage components of personal income.  On balance, personal income growth of 3.7% is now projected for Fiscal Year 2013-14, followed by growth of 4.9% for Fiscal Year 2014-15.

All of the risks to the U.S. forecast apply to the State forecast as well, although as the nation's financial capital, the volume of financial market activity and equity market volatility pose a particularly large degree of uncertainty for New York.  Recent events have demonstrated how sensitive markets can be to shifting expectations surrounding federal monetary policy.  The resulting market gyrations are likely to have a larger impact on the State economy than on the nation as a whole.  Thus, the recent volatility in long-term interest rates adds an additional degree of risk to the finance and insurance sector bonus forecast.  In addition, with Wall Street still adjusting its compensation practices in the wake of the passage of financial reform, both the bonus and non-bonus components of employee pay are becoming more difficult to estimate.  Securities industry revenues have in the past been a useful predictor of bonus payouts, but that relationship has become much more erratic in recent years.

The estimation of taxpayer response to changes in federal tax law creates an additional layer of uncertainty and risk to the forecast.  To the extent that 2013 base wages were shifted into the end of 2012 to avoid rising federal tax rates, 2014 wage growth could be stronger than expected.  In contrast, a weaker labor market than projected could result in lower wages.  Similarly, should financial and real estate markets be weaker than anticipated, taxable capital gains realizations could be negatively affected.  These effects could ripple through the State economy, depressing employment, wage and household spending growth.  In contrast, stronger national and world economic growth, or a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities, could result in higher wage and bonuses growth than projected.

The City of New York.  The fiscal demands on the State may be affected by the fiscal health of New York City, which relies in part on State aid to balance its budget and meet its cash requirements.  The State's finances also may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market their securities successfully in the public credit markets.

Other Localities.  Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several years.  While a relatively infrequent practice, deficit financing has become more common in recent years.  Between 2004 and January 2012, the State Legislature authorized 21 bond issuances to finance local government operating deficits.  There were four new or additional deficit financing authorizations during Fiscal Year 2009-10.  In addition, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within a locality.  Starting in Fiscal Year 2010-11, the potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control.  Such changes may adversely affect the financial condition of certain local governments.  For example, the State or federal government may reduce (or in some cases eliminate) funding of some local programs or disallow certain claims which, in turn, may require local governments to fund these expenditures from their own resources.  Similarly, past cash flow problems for the State have resulted in delays in State aid payments to localities.  In some cases, these delays have necessitated short-term borrowing at the local level.  Other factors that have had, or could have, an impact on the fiscal condition of local governments and school districts include: the loss of temporary federal stimulus funding; constitutional and statutory limitations on the imposition by local governments and school districts of property, sales and other taxes; and for some communities, the significant upfront costs for rebuilding and clean-up in the wake of a natural disaster.  Localities also may face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends.  Other large-scale potential problems, such as declining urban populations, declines in the real property tax base, increasing pension, health care and other fixed costs, or the loss of skilled manufacturing jobs also may adversely affect localities and necessitate requests for State assistance.

Special Considerations.  In recent fiscal years, actual receipts collections have fallen substantially below the levels forecasted in the State's financial plans.  Complex political, social, environmental and economic forces influence the State's economy and finances, many of which are outside the ability of the State to control.  These include, but are not limited to: (i) performance of the national and State economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected; (ii) the extent, if any, to which wage increases for State employees exceed the annual wage costs assumed; (iii) the realization of projected earnings for pension fund assets and current assumptions with respect to wages for State employees affecting the State's required pension fund contributions; (v) the willingness and ability of the federal government to provide the aid contemplated in a financial plan; (vi) the effect on adoption of the State's budgets by the Legislature in substantially the forms submitted by the Governor; (vii) the ability of the State to implement cost reduction initiatives, including the reduction in State agency operations, and the success with which the State controls expenditures; and (viii) ability of the State and its public authorities to market securities successfully in the public credit markets.

Federal Funding.  The State receives a substantial amount of federal aid for health care, education, transportation and other governmental purposes.  Any reductions in federal funding, could have a materially adverse impact on the State's Financial Plan.  The Federal Budget Control Act ("BCA") of 2011 imposed annual caps on federal discretionary spending over a ten-year period.  The specific spending reductions necessary for Congress to live within the caps will be decided through the annual federal budget process, so the magnitude of impact on federal funds for the State has yet to be determined.  Further, if additional deficit reduction is not enacted, the BCA directs that savings be achieved through sequestration of funding, with across-the-board cuts to federal discretionary programs and lower discretionary caps in the following eight years.

The State continues to analyze the potential impact of the BCA on the State's Financial Plan and economy.  If the sequester is implemented, the DOB estimates that State and local governments could lose approximately $5 billion in federal funding over the next nine years from these additional federal deficit reduction measures.  In addition, the State's Financial Plan may be adversely affected by other actions taken by the federal government, including audits, disallowances, and changes to federal participation rates or other Medicaid rules.

Health Insurance Company Conversions.  An additional risk is the cost of the State in permitting a health insurance company to convert its organizational status from a not-for-profit to a for-profit corporation, subject to a number of terms, conditions and approvals.  Under State law, the State must use the proceeds from a health care company conversion for health care related expenses included in the Health Care Reform Act ("HCRA") Account.  The current Financial Plan assumes $175 million in proceeds in Fiscal Year 2013-14 and $300 million annually in each of Fiscal Years 2014-17.  If the conversion does not occur on the timetable or at the levels assumed in that Financial Plan, the State would be required to take other actions to increase available resources or to reduce planned spending to fund projected HCRA expenditures.

Labor Settlements.  The Financial Plan continues to identify a portion of the State General Fund balance to cover the costs of a pattern settlement with unions that have not agreed to contracts for prior contract periods.  The amount is calculated based on the general salary increases agreed to by the State's largest unions for the same period.  There can be no assurance that actual settlements related to prior periods will not exceed the amounts reserved.  In addition, the State's ability to fund the amounts reserved in Fiscal Year 2013-14 and beyond depends on the achievement of balanced budgets in those years.  The Financial Plan does not include reserves for settlements covering the current contract period that started in Fiscal Year 2012-13).

Pension Amortization.  Under legislation enacted in August 2010, the State and local governments may amortize a portion of their annual pension costs beginning in Fiscal Year 2010-11.  Amortization temporarily reduces the pension costs that must be paid by public employers in a given fiscal year, but results in higher costs overall when repaid with interest.  The legislation enacted a formula to set amortization thresholds for each year. The amortization thresholds may increase or decrease by up to one percentage point annually.  Pension contribution costs in excess of the amortization thresholds, which, in Fiscal Year 2013-14 will be 12.5% of payroll for the New York State and Local Employees Retirement System ("ERS") and 20.5% for the New York State and Local Police and Fire Retirement System ("PFRS"), may be amortized.

The current forecast assumes that the State will continue to amortize a portion of its pension costs, pursuant to the this legislation.  DOB projects the ERS rate to be 13.5% in Fiscal Year 2014-15, 14.5% in Fiscal Year 2015-16 and 15.5% in Fiscal Year 2016-17.  The amortization threshold is projected by DOB to equal the normal contribution rate of 15.6% of payroll in Fiscal Year 2017-18. DOB projects the PFRS rate to be 21.5% in Fiscal Year 2014-15, 22.5% in Fiscal Year 2015-16 and 23.5% in Fiscal Year 2016-17.  The PFRS amortization threshold is also projected to equal the normal contribution rate of 23.7% by Fiscal Year 2017-18.  Therefore, no amortization of ERS or PFRS costs will be applicable for Fiscal Year 2018-19 and beyond. These projected contribution rates, however, are a function of projected market returns and future actuarial assumptions with the next quinquennial study to take place in 2015 and are subject to change.

Storm Recovery.  In August 2011, Hurricane Irene disrupted power and caused extensive flooding to various New York State counties, and was soon followed by the September 2011 Tropical Storm Lee which caused flooding in additional New York State counties and, in some cases, exacerbated the damage caused by Hurricane Irene two weeks earlier.  Little more than one year later, on October 29, 2012, Superstorm Sandy struck the East Coast, causing widespread infrastructure damage and economic losses to the greater New York region.  The frequency and intensity of these storms presents economic and financial risks to the State.  Major disaster response and recovery activities have been ongoing.  In January 2013, the federal government approved approximately $60 billion in disaster aid for general recovery, rebuilding and mitigation activity nationwide, of which New York anticipates receiving $30 billion.  The State expects to receive $5.1 billion in extraordinary federal assistance during Fiscal Year 2013-14 specifically for Superstorm Sandy expenses.  There can be neither the assurance that all anticipated federal disaster aid described above will be provided to the State and its affected entities, nor that such federal disaster aid will be provided on the expected schedule.

State Finances

The State accounts for all budgeted receipts and disbursements that support programs and other administrative costs of running State government within the All Governmental Funds type.  The All Governmental Funds, comprised of funding supported by State Funds and Federal Funds, provides the most comprehensive view of the financial operations of the State.  State Funds includes the State General Fund and other State-supported funds including State Special Reserve Funds, Capital Projects Funds and Debt Service Funds.  The State General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund.  It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes.

Prior Fiscal Year Results

Fiscal Year 2011-12 Results.  State General Fund receipts, including transfers from other funds, totaled $56.9 billion in Fiscal Year 2011-12. Total receipts during Fiscal Year 2011-12 were $2.5 billion (4.5%) higher than in the prior fiscal year.  Total tax receipts were $3.1 billion higher than the previous fiscal year, mainly due to growth in personal income tax collections ($2.4 billion) and business tax collections ($481 million).  A decrease in the level of excess balances transferred from other funds partly offset the annual increase in tax receipts.

State General Fund disbursements, including transfers to other funds, totaled $56.5 billion in Fiscal Year 2011-12, $1.1 billion (2.0%) higher than in the prior fiscal year.  Excluding the impact of a $2.1 billion school aid deferral, annual spending grew by $3.2 billion.  Spending growth was largely due to the phase-out of extraordinary federal aid that temporarily reduced State-share spending in the prior fiscal year.  Annual State General Fund spending for agency operations in Fiscal Year 2011-12 was lower than in the prior fiscal year, consistent with management expectations and continued efforts in managing the workforce and controlling costs.

The State ended Fiscal Year 2011-12 in balance on a cash basis in the State General Fund, and maintained a closing balance of $1.79 billion, consisting of $1.1 billion in the Tax Stabilization Reserve, $175 million in the Rainy Day Reserve, $102 million in the Community Projects Fund, $21 million in the Contingency Reserve, $283 million reserved for potential retroactive labor settlements and $75 million in an undesignated fund balance. The Fiscal Year 2011-12 closing balance was $411 million greater than the prior year closing balance, which largely reflects actions to establish designated resources that can be used to address costs associated with potential retroactive labor agreements, and to build the State's general emergency reserve fund balances. The State made a $100 million deposit to the Tax Stabilization Reserve at the close of the fiscal year, the first deposit to the State's "rainy day" reserves since Fiscal Year 2007-08.

All Funds receipts for Fiscal Year 2011-12 totaled $132.7 billion, a decrease of $577 million over prior year results.  Annual growth in tax receipts and miscellaneous receipts was more than offset by a decline in federal grants.  All Funds disbursements for Fiscal Year 2011-12 totaled $133.5 billion, a decrease of $1.3 billion over prior year results.  The State ended Fiscal Year 2011-12 with an All Funds cash balance of $3.4 billion.

Fiscal Year 2012-13 Results.  The State ended Fiscal Year 2012-13 in balance on a cash basis in the State General Fund, and maintained a closing balance of $1.61 billion, consisting of $1.1 billion in the Tax Stabilization Reserve, $175 million in the Rainy Day Reserve, $93 million in the Community Projects Fund, $21 million in the Contingency Reserve, $77 million reserved for potential retroactive labor settlements, and $113 million in an undesignated fund balance. The Fiscal Year 2012-13 closing balance was $177 million lesser than prior year's closing balance, which largely reflects the use of designated resources to address costs associated with retroactive labor agreements.

State General Fund receipts, including transfers from other funds, totaled $58.8 billion in Fiscal Year 2012-13.  Total receipts during Fiscal Year 2012-13 were $1.9 billion (3.3%) higher than in the prior fiscal year.  Total tax receipts were $1.5 billion higher than the previous fiscal year, mainly due to growth in personal income tax collections ($1.0 billion) and business tax collections ($493 million).  State General Fund disbursements, including transfers to other funds, totaled $59.0 billion in Fiscal Year 2012-13, $2.5 billion (4.4%) higher than in the prior fiscal year.  This reflects expected growth in various local assistance programs, including education and Medicaid, both of which are subject to an annual cap; increased personal service costs associated with retroactive labor settlements; and increased transfers in support of debt service payments.

All Funds receipts for Fiscal Year 2012-13 totaled $133.2 billion, an increase of $511 million over the prior year's results.  Annual growth in tax receipts and miscellaneous receipts was partly offset by a decline in federal grants. All Funds disbursements for Fiscal Year 2012-13 totaled $133.1 billion, a decrease of $407 million over Fiscal Year 2011-12 results.  The State ended Fiscal Year 2012-13 with an All Funds cash balance of $3.9 billion.

Fiscal Year 2013-14 Enacted Budget Financial Plan

DOB estimates that the Fiscal Year 2013-14 Enacted Budget provides for a balanced State General Fund Financial Plan in Fiscal Year 2013-14 and leaves a projected budget gap of approximately $1.7 billion in Fiscal Year 2014-15.  The budget gaps projected for future years remain at approximately $2.9 billion in both Fiscal Year 2015-16 and Fiscal Year 2016-17.  DOB expects the State to end Fiscal Year 2013-14 with a State General Fund closing balance of $1.8 billion, an increase of $94 million from the Enacted Budget Financial Plan.

In June 2013, the State reached separate financial settlements with a bank and a consultancy that are expected to result in miscellaneous receipts of approximately $260 million above the Fiscal Year 2013-14 Enacted Budget estimate.  In addition, the State and certain tribal nations have resolved several long-standing disputes concerning exclusivity rights related to gaming, which is expected to result in the release of certain payments owed to the State. The resolution is expected to provide an estimated $204 million in State General Fund receipts in Fiscal Year 2013-14 above budgeted levels, and reduce the risk that future payments will fall below the levels budgeted approximately $110 million annually).  In Fiscal Year 2013-14, these additional resources are expected to be offset in part by an adverse judgment concerning recertification requirements in the Empire Zones program ($20 million) and costs related to the restructuring and oversight of the Long Island Power Authority (LIPA) ($10 million in the current fiscal year growing to $32 million thereafter).

The State ended the month of September 2013 with a closing balance of $6.3 billion in the State General Fund, $1.6 billion higher than projected in the Fiscal Year 2013-14 Enacted Budget, primarily due to lower than planned spending ($1.2 billion).  Through September 2013, State General Fund receipts, including transfers from other funds, were $356 million above initial projections, reflecting higher tax collections ($87 million), miscellaneous receipts ($95 million) and transfers from other funds ($174 million).  Through September 2013, State General Fund disbursements, including transfers to other funds, were $1.2 billion lower than the Fiscal Year 2013-14 Enacted Budget projection, due mainly to lower local assistance spending.

Fiscal Year 2013-14 Receipts Forecasts.  All Funds receipts in Fiscal Year 2013-14 are projected to total $140.9 billion, an increase of $7.8 billion (5.8%) from in Fiscal Year 2012-13 results.  This change in taxes and transfers reflects an accounting change that will first deposit 25% of sales tax receipts that were formerly directed to the State General Fund into the new Sales Tax Revenue Bond Fund. The balance will be transferred to the State General Fund after the payment of debt service.

Base growth of 4.6% in tax receipts is estimated for Fiscal Year 2013-14, after adjusting for law changes, and is dependent on many factors, including continued growth in a broad range of economic activities, improving profitability and moderate wage growth, recovery in the real estate market, particularly the residential market, and increases in consumer spending as a result of wage and employment gains.  State Funds personal income tax receipts for Fiscal Year 2013-14 are projected to be $42.5 billion, an increase of $2.3 billion (5.8%) from the prior fiscal year.  This primarily reflects increases in withholding and extension payments attributable to the 2012 tax year, partially offset by an increase in total refunds and a decline in 2013 estimated payments.  State General Fund income tax receipts for Fiscal Year 2013-14 of $28.5 billion are expected to increase by $1.6 billion (6%) from the prior fiscal year.

All Funds user taxes and fees receipts for Fiscal Year 2013-14 are estimated to be $15.1 billion, an increase of $501 million (3.4%) from Fiscal Year 2012-13.  All Funds sales tax receipts are expected to increase by $541 million (4.5%) from the prior year as the result of base growth of 3.1% and the impact of new enforcement initiatives.  Cigarette and tobacco collections are estimated to decline by $60 million (3.9%), primarily reflecting trend declines and a continuation of reductions in tax stamp sales, particularly in New York City.  State General Fund user taxes and fees receipts for Fiscal Year 2013-14 are estimated to total $6.5 billion, a decrease of nearly $2.6 billion (28.1%) from Fiscal Year 2012-13.

All Funds business tax receipts for Fiscal Year 2013-14 are estimated at $8.6 billion, an increase of $146 million (1.7%) from the prior year.  The estimate reflects growth across all taxes except the corporate and utilities tax and bank tax.  Growth in corporate franchise, insurance, and petroleum business tax receipts reflect a continuation of growth seen in Fiscal Year 2012-13.  State General Fund business tax receipts for Fiscal Year 2013-14 of $6.3 billion are estimated to increase by $95 million (1.5%) from Fiscal Year 2012-13 results.

All Funds other tax receipts for Fiscal Year 2013-14 are estimated to be $1.8 billion, an increase of $19 million (1.1%) from Fiscal Year 2012-13. This mainly reflects an increase of $36 million (3.6%) in estate tax receipts, partially offset by a decline of $16 million (2.1%) in real estate transfer tax receipts.  State General Fund other tax receipts are expected to be nearly $1.1 billion in Fiscal Year 2013-14, an increase of $35 million (3.4%) from Fiscal Year 2012-13.

Fiscal Year 2013-14 Disbursements Forecasts.  State General Fund disbursements in Fiscal Year 2013-14 are estimated to total $61.5 billion, an increase of $2.2 billion (3.7%) over preliminary Fiscal Year 2012-13 results.  State Operating Funds disbursements for Fiscal Year 2013-14 are estimated to total $90.7 billion, an increase of $1.4 billion (1.6%) over preliminary Fiscal Year 2012-13 results.  State-funded local assistance spending is estimated at $59.7 billion in Fiscal Year 2013-14 and accounts for 66% of total State Operating Funds spending.  Local Assistance spending includes payments to local governments, school districts, health care providers, and other entities, as well as financial assistance to, or on behalf of, individuals, families and not-for-profit organizations.  The projections do not reflect any potential impact of automatic federal spending reductions that were triggered on March 1, 2013, most of which is "pass-through" aid.

New York State's Medicaid spending is projected to total approximately $55.7 billion in Fiscal Year 2013-14, including the local contribution.  The Fiscal Year 2013-14 Enacted Budget reflects continuation of the Medicaid spending cap enacted in Fiscal Year 2011-12, and recommends funding consistent with its provisions.  The Fiscal Year 2013-14 Enacted Budget also eliminates the FHP program (a State-administered program to provide comprehensive health insurance for low-income families which do not meet certain Medicaid-eligibility thresholds), effective January 1, 2015.  The majority of the population receiving health care benefits through FHP will begin receiving more robust health care benefits through the Medicaid program, pursuant to new Medicaid eligibility thresholds and increased federal payments.

The Fiscal Year 2013-14 Enacted Budget provides $20.4 billion in School Aid during school year 2013.  School Aid will increase by $992 million in the 2013-14 school year, a 4.9% increase from 2012-13 school year.  In addition, $75 million of competitive grant funding is provided for several key initiatives, including pre-kindergarten and extended learning, bringing the total annual education aid increase to $1.067 billion. The Fiscal Year 2013-14 Enacted Budget also includes a new two-year appropriation that continues education law provisions to tie future School Aid increases to the rate of growth in State personal income.

In Fiscal Year 2013-14, the Department of Transportation will provide $4.7 billion in local assistance to support statewide mass transit systems.  This funding, financed through the collection of dedicated taxes and fees, is provided to mass transit operators throughout the State to support operating costs.  The Metropolitan Transportation Authority, due to the size and scope of its transit system, receives the majority of the statewide mass transit operating aid.

Cash Position

The State authorizes the State General Fund to borrow resources temporarily from the State's Short Term Investment Pool ("STIP") for up to four months, or to the end of the fiscal year, whichever period is shorter.  Based on current information, DOB expects that the State will have sufficient liquidity to make payments as they become due throughout Fiscal Year 2013-14, but that the State General Fund may, from time to time, need to borrow resources temporarily from other funds in STIP.  The State continues to reserve money on a quarterly basis for debt service payments that are financed with State General Fund resources.  Money to pay debt service on bonds secured by dedicated receipts, including personal income tax bonds, continues to be set aside as required by law and bond covenants.  Consistent with prior years, DOB estimates that State General Fund balances will reach relatively low levels in the third and fourth quarters of the current fiscal year.  DOB continues to monitor the flow of funds and will take such actions as necessary to manage the timing of payments.

State Indebtedness

General.  The State is one of the largest issuers of municipal debt, ranking second among the states, behind California, in the amount of debt outstanding.  The State ranks fifth in the U.S. in debt per capita, behind Connecticut, Massachusetts, Hawaii and New Jersey.  As of March 31, 2013, total State-related debt outstanding was stable at approximately $56.1 billion.  Debt measures also continue to remain stable with debt outstanding as a percentage of personal income at about 5.4%.  Total debt service is projected at $6.1 billion in Fiscal Year 2013-14, of which $1.6 billion is paid from the State General Fund through transfers, and $4.4 billion from other State funds.

Financing activities of the State include general obligation debt and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financing, moral obligation and other financing through public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities for their debt service is subject to annual appropriation by the Legislature.  The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

Limitations on State-Supported Debt.  The Debt Reform Act of 2000 limits outstanding State-supported debt to no greater than 4% of New York State personal income, and debt service on State-supported debt to no greater than 5% of All Funds receipts.  The limits apply to all State-supported debt issued after April 1, 2000.  Bond caps are legal authorizations to issue bonds to finance the State's capital projects.  As the bond cap for a particular programmatic purpose is reached, subsequent legislative changes are required to raise the statutory cap to the level necessary to meet the bondable capital needs, as permitted by a single or multi-year appropriation.

For Fiscal Year 2012-13, the cumulative debt outstanding and debt service caps were 4.00% and 4.98%, respectively.  The actual levels of debt outstanding and debt service costs continue to remain below the statutory caps. From April 1, 2000 through March 31, 2013 the State issued new debt resulting in $37.5 billion of debt outstanding applicable to the debt reform cap, about $4.2 billion below the statutory debt outstanding limitation.  The debt service costs on this new debt totaled $3.7 billion in Fiscal Year 2012-13, roughly $3.0 billion below the statutory debt service limitation. Current projections estimate that debt outstanding and debt service will continue to remain below permitted limits.  The available room under the debt outstanding cap is expected to decline from $2.4 billion in Fiscal Year 2013-14 to $720 million in Fiscal Year 2016-17.  This includes the estimated impact of the bond-financed portion of capital commitment levels included in DOB's 10-year capital planning projections.

Variable Rate Obligations and Related Agreements.  State statutory law authorizes issuers of State-supported debt to issue a limited amount of variable rate obligations and, subject to various statutory restrictions, enter into a limited amount of interest rate exchange agreements.  State law limits the use of debt instruments which result in a variable rate exposure to no more than 15% of total outstanding State-supported debt, and limits the use of interest rate exchange agreements to a total notional amount of no more than 15% of total State-supported outstanding debt.  As of March 31, 2013, State-supported debt in the amount of $52.5 billion was outstanding, resulting in a variable rate exposure cap and interest rate exchange agreement cap of approximately $8 billion each.  As of March 31, 2013, both amounts are less than the statutorily cap of 15%.

As of March 31, 2013, the State's authorized issuers had entered into a notional amount of $2.0 billion of interest rate exchange agreements that are subject to the interest rate exchange agreement cap, or 3.9% of total debt outstanding. The State has made significant adjustments to its variable rate bond portfolio to mitigate risks and reduce costs.  Since March 31, 2008, the State has reduced its unhedged variable rate bond exposure by over $1.3 billion.  Overall, the State's swap exposure is expected to decline from 3.9% to 2.7% in Fiscal Year 2017-18.  The State currently has no plans to increase its swap exposure, and may take further actions to reduce swap exposures commensurate with variable rate restructuring efforts.

State-Supported Debt.  The State's debt affordability measures compare favorably to the forecasts contained in the State's Capital Program and Financing Plan.  Issuances of State-supported debt obligations have been generally consistent with the expected sale schedule for the current year, with marginal revisions reflecting certain economic development bonding that occurred earlier in the year than originally anticipated.

General Obligation Bond Programs.  General obligation debt is currently authorized by the State for transportation, environment and housing purposes.  Transportation-related bonds are issued for State highway and bridge improvements, and mass transportation, rail, aviation, canal, port and waterway programs and projects.  Environmental bonds are issued to fund environmentally sensitive land acquisitions, air and water quality improvements, municipal non-hazardous waste landfill closures and hazardous waste site cleanup projects.  As of March 31, 2013, the total amount of general obligation debt outstanding was $3.5 billion.

Lease-Purchase and Contractual-Obligation Financing Programs.  Lease-purchase and contractual-obligation financing arrangements with public authorities and municipalities has been used primarily by the State to finance the State's bridge and highway programs, State University of New York and City University of New York buildings, health and mental hygiene facilities, prison construction and rehabilitation and various other State capital projects.

Legislation included in the Fiscal Year 2013-14 Enacted Budget created a new Sales Tax Revenue Bond program. This new bonding program will replicate certain credit features of existing revenue bonds and is expected to provide the State with increased efficiencies and a lower cost of borrowing.  The legislation created the Sales Tax Revenue Bond Tax Fund, a sub-fund within the General Debt Service Fund that provides for the payment of these bonds.  The new Sales Tax Revenue Bonds are secured by dedicated revenues consisting of 1% of the State's 4 cent sales and use tax receipts.  Such sales tax receipts in excess of debt service requirements will be transferred to the State General Fund.  The first Sales Tax Revenue Bond issuance occurred in October 2013.  The Sales Tax Revenue Bonds will be used interchangeably with personal income tax revenue bonds to finance State capital needs.  As of March 31, 2013, approximately $27 billion of personal income tax bonds were outstanding.  Based on current projections and anticipated coverage requirements, the State expects to issue about $1 billion of Sales Tax Revenue Bonds annually.

Ratings.  The current ratings of the State's general obligation bonds are "Aa2" from Moody's and "AA" from S&P and Fitch.

Fiscal Year 2013-14 State Supported Borrowing Plan.  Spending on capital projects is projected to total $9.4 billion in Fiscal Year 2013-14, which includes $1.4 billion in "off-budget spending" directly from bond proceeds held by public authorities.  Overall, capital spending in Fiscal Year 2013-14 is projected to increase by $543 million (6%) from Fiscal Year 2012-13.  In Fiscal Year 2013-14, transportation spending is projected to total $4.7 billion, which represents 50% of total capital spending, with education, including the EXCEL program, comprising the next largest share at 22%.  In Fiscal Year 2013-14, the State plans to finance 57% of capital projects spending with long-term debt.  Federal aid is expected to fund 19% of the State's Fiscal Year 2013-14 capital spending, primarily for transportation. State cash resources will finance the remaining 24% of capital spending.

Debt issuances of $5.1 billion are planned to finance new capital project spending in Fiscal Year 2013-14, an increase of $1.5 billion (42%) from the prior fiscal year.  The bond issuances will finance capital commitments for transportation infrastructure ($1.9 billion), education ($1.7 billion), health and mental hygiene ($459 million), economic development ($424 million), the environment ($362 million), and State facilities and equipment ($323 million).  Over the next five years, new debt issuances are projected to total $24.7 billion. New issuances are primarily for transportation infrastructure ($7.9 billion), education facilities ($8.0 billion), economic development ($4.1 billion), the environment ($1.6 billion), mental hygiene and health care facilities ($1.6 billion), and State facilities and equipment ($1.5 billion).

Pension and Retirement Systems

The State's retirement systems comprise the ERS and the PFRS.  State employees made up about 32% of total membership during Fiscal Year 2011-12.  There were 3,332 other public employers participating in the State's retirement systems, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees) and many public authorities.  As of March 31, 2013, approximately 648,000 persons were members and approximately 413,000 pensioners or beneficiaries were receiving benefits.  The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired.

Assets are held by the Common Retirement Fund (the "CRF") for the exclusive benefit of members, pensioners and beneficiaries.  Investments are made by the Comptroller as trustee of the CRF.  Net assets available for benefits as of March 31, 2013 were $164.2 billion (including $4.4 billion in receivables, which consist of employer contributions, member contributions, member loans, accrued interest and dividends, investment sales and other miscellaneous receivables), an increase of $10.8 billion (7%) from prior fiscal year's level of $153.4 billion.  The increase in net assets available for benefits year-over-year reflects, in large part, equity market performance.  The CRF's net assets gained 10.38% during Fiscal Year 2012-13.

The present value of anticipated benefits for current members, retirees, and beneficiaries increased from $198.6 billion on April 1, 2012 to $204.5 billion (including $93.7 billion for current retirees and beneficiaries) on April 1, 2013.  It is anticipated that the net assets, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries.  Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits.  Actuarial assets differed from net assets on April 1, 2013 in that amortized cost was used instead of market value for bonds and mortgages, and the non-fixed investments utilized a smoothing method.  Actuarial assets increased from $147.8 billion on April 1, 2012 to $155.4 billion on April 1, 2013.  The funded ratio, as of April 1, 2013, calculated in August 2013 using the entry age normal funding method and actuarial assets, was 89%.

An amendment to the laws adopted in 2010 authorized the State and participating employers to amortize a portion of their annual pension costs during periods when actuarial contribution rates exceed thresholds established by the statute.  Amortized amounts must be paid by State and participating employers in equal annual installments over a ten-year period, and employers may prepay these amounts at any time without penalty.  Employers would pay interest on the amortized amount at a rate determined by the Comptroller that is comparable to taxable fixed income investments of a comparable duration.  The interest rate will be set annually and will vary according to market performance.  The interest rate on the amount an employer chooses to amortize in a particular rate year will be the rate for that year and will be fixed for the duration of the ten-year repayment period.  Should the employer choose to amortize in the next rate year, the interest rate on that amortization will be the rate set for that year, which may be different from the previous rate year.  For amounts amortized in Fiscal Year 2010-11, the Comptroller set an interest rate of 5%. For amounts amortized in Fiscal Year 2011-12, the interest rate was 3.75%.  For amounts amortized in Fiscal Year 2012-13, the interest rate was 3.00%.  The first payment is due in the fiscal year following the decision to amortize pension costs.  When contribution rates fall below legally specified levels and all outstanding amortizations have been paid, employers that elected to amortize will be required to pay additional monies into reserve funds, specific to each employer, which will be used to offset their contributions in the future.  These reserve funds will be invested separately from pension assets.  Over time, it is expected that this will reduce the budgetary volatility of employer contributions.  As of March 31, 2013, the amortized amount receivable, including accrued interest, for the 2011 amortization is $209.75 million from the State and $36.73 million from 50 participating employers; the amortized amount receivable, including accrued interest, for the 2012 amortization is $517.03 million from the State and $194.15 million from 133 participating employers; and, the amortized amount receivable, including accrued interest, for the 2013 amortization is $780.43 million from the State and $370.73 million from 139 participating employers.

The estimated State payment (including Judiciary) for Fiscal Year 2013-14 is approximately $2.8 billion.  The State has prepaid approximately $1.1 billion and has been credited with the related interest adjustment.  If the State (including Judiciary) opts to amortize the maximum amount permitted, it would reduce the required March 1, 2014 payment by $948.2 million.  The State payment for Fiscal Year 2013-14 is an estimate. If this amount changes, then the amount that can be amortized would also change.  Amounts amortized are treated as receivables for purposes of calculating assets of the CRF.

Litigation

General.  The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million.  These proceedings could adversely affect the State's finances in the current fiscal year or thereafter.  Adverse developments in the proceedings could affect the ability of the State to maintain a balanced budget.  The State believes that any budget will include sufficient reserves to offset the costs associated with the payment of judgments that may be required during the current fiscal year.  There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential budget resources available for the payment of judgments.

Real Property Claims.  There are several cases in which Native American tribes have asserted possessory interests in real property or sought monetary damages as a result of claims that certain transfers of property from the tribes or the predecessors-in-interest in the 18th and 19th centuries were illegal.

In Oneida Indian Nation of New York v. State of New York, the plaintiff, alleged successors-in-interest to the historic Oneida Indian Nation, sought a declaration that they held a current possessory interest in approximately 250,000 acres of lands that the tribe sold to the State in a series of transactions that took place between 1795 and 1846, money damages, and the ejectment of the State and Madison and Oneida Counties from all publicly-held lands in the claim area.  In 1998, the United States intervened in support of plaintiff.  During the pendency of this case, significant decisions were rendered by the United States Supreme Court and the Second Circuit Court of Appeals which changed the legal landscape pertaining to ancient land claims: City of Sherrill v. Oneida Indian Nation of New York and Cayuga Indian Nation of New York v. Pataki.  Taken together, these cases have made clear that the equitable doctrines of laches, acquiescence, and impossibility can bar ancient land claims.

Relying on these decisions, in Oneida Indian Nation et al. v. County of Oneida et al., the Second Circuit Court of Appeals dismissed the Oneida land claim.  On October 17, 2011, the U.S. Supreme Court denied plaintiffs' petition for certiorari.  On May 16, 2013, the State, Madison and Oneida Counties, and the Oneida Indian Nation signed a settlement agreement covering many issues.  In part, the agreement would place a cap on the amount of land the tribe could reacquire and have taken into trust for its benefit by the United States.  The agreement has been approved by the State Legislature, but is still pending approval, where applicable, by the New York State Office of the Attorney General and the federal courts.

In Canadian St. Regis Band of Mohawk Indians, et al. v. State of New York, et al., plaintiffs seek ejectment and monetary damages for their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest.  The defendants' motion for judgment on the pleadings, relying on the decisions in Sherrill, Cayuga and Oneida, was granted in great part through decisions on July 8, 2013 and July 23, 2013, holding that all claims are dismissed except for claims over the area known as the Hogansburg Triangle and a right of way claim against Niagara Mohawk, which will now proceed through discovery and additional motion practice.  On May 21, 2013, the State, Franklin and St. Lawrence Counties, and the tribe signed an agreement resolving a gaming exclusivity dispute, which agreement provides that the parties will work towards a mutually agreeable resolution of the tribe's land claim.

In The Onondaga Nation v. The State of New York, et al., plaintiff seeks a judgment declaring that certain lands allegedly constituting the aboriginal territory of the Onondaga Nation within the State are the property of the Onondaga Nation and the Haudenosaunee, or Six Nations Iroquois Confederacy, and that conveyances of portions of that land during the period 1788 to 1822 are null and void.  The aboriginal territory described in the complaint consists of an area or strip of land running generally north and south from the St. Lawrence River in the north, along the east side of Lake Ontario, and south as far as the Pennsylvania border, varying in width from about 10 miles to more than 40 miles, including the area constituting the City of Syracuse.  On September 22, 2010, the District Court granted defendants' motion to dismiss the action for laches, based on the Oneida, Sherrill and Cayuga decisions.  That decision was affirmed by the Second Circuit Court of Appeals on October 19, 2012.  The plaintiff's motion for rehearing or rehearing en banc was denied by the Second Circuit on December 21, 2012, and on October 15, 2013, the plaintiffs' petition for a writ of certiorari was denied by the U.S. Supreme Court.

In Shinnecock Indian Nation v. State of New York, et al., plaintiff seeks ejectment, monetary damages, and declaratory and injunctive relief for its claim that approximately 3,600 acres in the Town of Southampton were illegally transferred from its predecessors-in-interest.  On December 5, 2006, the District Court granted defendants' motion to dismiss, based on the Sherrill and Cayuga decisions.  Plaintiff moved for reconsideration before the District Court and also appealed to the Second Circuit Court of Appeals.  The motion for reconsideration has been withdrawn, but a motion to amend the complaint remains pending in the district court and was stayed through at least December 1, 2013.  The Shinnecock appeal to the Second Circuit also remains stayed.

Tobacco Master Settlement Agreement.  In 1998, the attorneys general of 46 states, including New York, and several territories (collectively the "Settling States") and the then four largest United States tobacco manufacturers (the "Original Participating Manufacturers" or "OPMs"), entered into a Master Settlement Agreement (the "MSA") to resolve cigarette smoking-related litigation between the Settling States and the OPMs.  Approximately 30 additional tobacco companies have entered into the settlement (the "Subsequent Participating Manufacturers" or "SPMs" and together, the "Participating Manufacturers" or "PMs").  The MSA released the PMs from past and present smoking-related claims by the Settling States, and provided for a continuing release of future smoking-related claims, in exchange for certain payments to be made to the Settling States, and the imposition of certain tobacco advertising and marketing restrictions among other things.

Arbitration Related to Tobacco Master Settlement Agreement.  The PMs also have brought a nationwide arbitration proceeding against the Settling States (excluding Montana).  The MSA provides that each year, in perpetuity, the PMs pay the Settling States a base payment, subject to certain adjustments, to compensate for financial harm suffered by the Settling States due to smoking-related illness.  In order to keep the base payment under the MSA, each Settling State must pass and diligently enforce a statute that requires tobacco manufacturers who are not party to the MSA ("Non-Participating Manufacturers" or "NPMs") to deposit in escrow an amount roughly equal to the amount that PMs pay per pack sold.  New York's allocable share of the total base payment is approximately 12.8% of the total, or approximately $800 million annually.

The arbitration proceeding brought by the PMs asserts that the Settling States involved failed to diligently enforce their escrow statutes in 2003.  The PMs seek a downward adjustment of the payment due in that year (an "NPM Adjustment") which would serve as a credit against future payments.  Any such claim for NPM Adjustment for years prior to 2003 was settled in 2003.  The PMs have raised the same claim for years 2004-2006, but none of those years is yet in arbitration.  The arbitration panel has thus far ruled, among other things, that the Settling States involved have the burden of proof in establishing diligent enforcement of the escrow statutes and that the 2003 settlement of prior NPM Adjustment claims does not preclude the PMs from basing their claim for a 2003 NPM Adjustment on 2002 NPM sales.  A hearing on issues common to all states took place in Chicago April 16-24, 2012.  State-specific hearings commenced in May 2012.  New York's diligent enforcement hearings took place June 25-29, 2012.  The last state-specific diligent enforcement hearing took place May 21-24, 2013.  New York was found to have diligently enforced its qualifying statute in 2003 and, thus, is not subject to an NPM Adjustment for 2003.

In December 2012, the PMs and 19 states (collectively the "Signatory Parties") agreed to a term sheet purportedly settling the NPM Adjustment disputes for 2003-2012.  New York and 31 other states and territories rejected the term sheet.  The Signatory Parties then sought the approval of the panel in order to obtain an early release of MSA annual payments currently being held in a disputed payments account.  The non-joining states then objected to approval of the term sheet.  Under the MSA reallocation provision, every state is either "diligent" or "not diligent" and only "diligent" states are exempt from the NPM Adjustment.  For every state found diligent, its allocable share of the NPM Adjustment is shifted to any remaining non-diligent states.  The non-joining states sought to have the joining states treated as non-diligent for purposes of allocation of the NPM Adjustment.  The panel held a status conference on January 22, 2013, and a hearing of March 7, 2013, to discuss the term sheet.  On March 13, 2013, the panel issued a Partial Stipulated Settlement Award ("Partial Award") based on the provisions of the term sheet. In so doing, the Panel deemed the 20 states (collectively the "Signatory States") "diligent" for purposes of allocation of the NPM Adjustment.  The panel also established a mechanism for reallocating any NPM Adjustment among non-diligent states that alters the terms of the MSA itself.  Thus, if has the State been found to have been "not diligent" in its enforcement of its escrow statute in 2003, it would have exposure not only for its share of the NPM Adjustment but also for its proportionate share of the NPM Adjustment attributable to the Signatory States.  The State, as well as several other states, has moved in its state court to vacate or modify the Partial Award.

West Valley Litigation.  In State of New York, et al. v. The United States of America, et al., the parties have sought to resolve the relative responsibilities of the State and federal governments for the cost of remediating the Western New York Nuclear Service Center (the "Center" or "Site"), located in West Valley, New York.  The Center was established by the State in the 1960s in response to a federal call to commercialize the reprocessing of spent nuclear fuel from power reactors.  The private company that had leased the Site ceased operations in 1972, leaving behind two disposal areas and lagoons, highly contaminated buildings, and 600,000 gallons of liquid high level radioactive waste ("HLRW") generated by reprocessing activities.

Congress enacted the West Valley Demonstration Project Act in 1980, directing the federal government to solidify the HLRW and transport it to a federal repository, decontaminate and decommission the facilities and dispose of the low-level waste.  The Act directed the State to pay 10% of those clean-up costs. However, for many years the two governments disputed what additional cleanup is needed; which cleanup activities are covered by the Act; who bears the long-term responsibility for maintaining, repairing or replacing and monitoring and tanks or other facilities that are decommissioned in place at the Site; and who pays for the offsite disposal fee for the solidified HLRW. The combined federal and State cost expenditures to date amount to approximately $2.6 billion.  The State's expenditures at the Center are now approaching $320 million.

In order to resolve these disputes, the State filed suit in December 2006, seeking a declaration: (1) that the federal government is liable under the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA) for the State's cleanup costs and for damages to the State's natural resources, and a judgment reimbursing the State for these costs and damages, (2) of the scope of the federal government's responsibilities under the Act to decontaminate and decommission the Site and for further Site monitoring and maintenance, and (3) that the federal government is responsible under the Nuclear Waste Policy Act for paying the fees for disposal of solidified HLRW at the Site. After commencement of the action, the parties engaged in court-ordered mediation, as a result of which a consent decree was approved and entered on August 17, 2010 resolving several key claims in the litigation.

The consent decree identifies a specific cost share for each government for specified facilities and known areas of contamination, and sets forth a process for determining cost shares for contamination that may be identified in the future.  The consent decree does not select or advocate the selection of any particular cleanup program for the Site- cleanup decisions are being made via the ongoing Environmental Impact Statement process.  The consent decree also does not resolve two claims raised in the State's lawsuit—the State's natural resource damages claim and its Nuclear Waste Policy Act claim.  The first claim, which the federal government has agreed to toll, will be pursued by the NYS Department of Environmental Conservation and the Attorney General's office.  Regarding the latter claim, the State asserts that the federal government bears sole responsibility for the cost of disposing of the remaining HLRW waste at the Site at a federal repository once one becomes available.  This claim was neither settled nor dismissed and remains in litigation.  Pursuant to an agreed briefing schedule, the parties have now submitted to the court their opening and responsive briefs for competing motions to dismiss the Nuclear Waste Policy Act claim.

Medicaid.  In Kateri Residence v. Novello and several other cases, the plaintiffs challenge several nursing home rate methodologies, including the "reserve bed patient day adjustment," which regulates payments to nursing homes when long term care patients are receiving off-site care.  The trial court granted partial summary judgment to plaintiffs in Kateri, holding that the methodology was improper.  The trial court also directed the defendant to re-compute Medicaid rates for the plaintiff's' facilities.  The deadline for such re-computation was June 28, 2013.  The appellate court affirmed trial court's partial summary judgment decision on interlocutory appeal and remanded the case to trial court for further proceedings. The appellate court denied leave to appeal on the grounds that the decision was not final.  The parties are presently conducting discovery.  The next court conference is scheduled for January 15, 2014.

Metropolitan Transportation Authority.  There are several cases in which the plaintiffs challenge the constitutionality of a 2009 law that imposed certain taxes and fees, including a regional payroll tax, in that portion of the State lying within the Metropolitan Commuter Transportation District.  The revenues derived from this statute are intended to assist the MTA, which a State commission concluded was facing substantial financial pressure.  The plaintiffs seek judgments declaring that the enactment the 2009 law violates various State constitutional provisions.  Some of the plaintiffs also seek a judgment declaring that the enactment of the 2009 law violated provisions of State law requiring that the MTA be self-sustaining.  These cases include Hampton Transportation Ventures, Inc. et al. v. Silver et al., William Floyd Union Free School District v. State, Town of Brookhaven v. Silver, et al., Town of Southampton and Town of Southold v. Silver, Town of Huntington v. Silver, Mangano v. Silver, Town of Smithtown v. Silver and Vanderhoef v. Silver.  Suffolk County, Westchester County, the Orange County Chamber of Commerce, and a number of additional towns and a village also have joined the Mangano case as plaintiffs.

The defendants sought to change the venue of all of these cases to Albany County or New York County and venue has been changed in most of the cases.  In Vanderhoef, Huntington, Floyd, Brookhaven, Southampton/Southold and Hampton, the defendants moved for judgment in their favor.  The plaintiffs in Hampton then voluntarily stipulated to discontinue their case, as did the plaintiff in Floyd after legislative amendment of the applicable statute that exempted school districts from the "mobility tax" imposed by this statute on employers in the Metropolitan Commuter Transportation District.  The trial court issued decisions granting summary judgment to defendants in Brookhaven, Huntington, Southampton/Southold and Vanderhoef.  The plaintiffs in Brookhaven, Huntington and Vanderhoef appealed from those decisions in their cases but failed to perfect their appeals within nine months after the date of their notices of appeal, which means their appeals are deemed abandoned.  The plaintiffs in Vanderhoef belatedly attempted to file an appellate brief, which was rejected as untimely.  They then moved for leave to perfect their appeal notwithstanding their delay and the appellate court granted their request; their appeal was argued on November 12, 2013, when the plaintiffs conceded that their constitutional claim had been disposed of by the court's decision in Mangano and only argued their common law claims.

In Mangano, the trial court denied defendants' motion for change of venue.  All parties moved for summary judgment.  By decision dated August 22, 2012, the trial court granted summary judgment to the defendants to the extent of dismissing the claims against certain of the individual State defendants on the ground of legislative immunity, but granted summary judgment to the plaintiffs to the extent that it held the MTA payroll tax unconstitutionally impinged on the home rule powers.  Judgment in accordance with that decision was entered October 1, 2012 and all defendants appealed.  On June 26, 2013, the appellate court reversed the trial court's decision and granted the defendants' motion for summary judgment.  All plaintiffs have appealed.  The court's determination on whether it will accept the case is pending.  On or about October 26, 2012, the Towns of Southampton and Southold, whose previous litigation challenging the tax had been decided against them, commenced an action in which they seek, based on the Mangano decision, refund of all monies they have paid under the payroll tax, as well as a declaration and injunction barring further collection of the tax from them.  The State's motion to dismiss the claim has been fully briefed, but the court had adjourned the motion to await the decision of the appellate court whether to accept jurisdiction in the Mangano case.  The court scheduled a telephone conference with counsel for January 9, 2014.

School Aid.  In Maisto v. State of New York (formerly identified as Hussein v. State of New York), plaintiffs seek a judgment declaring that the State's system of financing public education violates the Constitution on the ground that it fails to provide a sound basic education.  In a decision and order dated July 21, 2009 the trial court denied the State's motion to dismiss the action.  The State appealed this decision, which was upheld by the appellate court on January 13, 2011.  On May 6, 2011, defendants were granted leave to appeal to the Court of Appeals.  On September 15, 2011, the Court of Appeals placed the appeal on track for full briefing and oral argument.   The argument of the appeal was held on April 26, 2012.  On June 26, 2012, the Court of Appeals denied the State's motion to dismiss.  Depositions were conducted and the discovery deadline was May 3, 2013.  The note of issue was filed on May 13, 2013.  A pre-trial conference was scheduled for December 5, 2013.

In Aristy-Farer, et al. v. The State of New York, et al., commenced February 6, 2013, plaintiffs seek a judgment declaring that the statutory provisions linking payment of State school aid increases for Fiscal Year 2012-2013 to submission by local school districts of approvable teacher evaluation plans violates certain provisions of the State Constitution because implementation of the statutes would prevent students from receiving a sound basic education. Plaintiffs moved for a preliminary injunction enjoining the defendants from taking any actions to carry out the statutes to the extent that they would reduce payment of certain State aid disbursements to the City of New York pending a final determination.  The State opposed this motion.  By order dated February 19, 2013, the trial court granted the motion for preliminary injunction.  The State appealed.  On May 21, 2013, the appellate court denied plaintiffs motion for a stay pending appeal.  As a result, plaintiffs have agreed to vacate their preliminary injunction and the State will withdraw its appeal.  The action remains pending in trial court.

In New York State United Teachers, et al. v. The State of New York, et al., commenced February 20, 2013, plaintiffs seek a judgment declaring that certain statutes that imposes a limitation on the tax that school districts can levy on the real property subject to tax within their borders violates certain provisions of the State Constitution because implementation of the statutes would prevent students from receiving a sound basic education and impair the right of plaintiffs to substantially control school district finances.  Plaintiffs also seek injunctive relief barring application of the statutory tax cap to local education funding.

Sales Tax.  There are several cases challenging the State's authority to collect taxes on cigarettes sold on Indian reservations.  In Oneida Indian Nation of New York v. Paterson, et al. (and four consolidated cases), plaintiffs seek judgments declaring that their federal rights are violated by the State's imposition of an excise tax on cigarettes sold by the plaintiffs to non-tribal members.  In four of the five cases, the trial court denied plaintiffs' motions for preliminary injunctions, but granted a stay of enforcement pending plaintiffs' appeal.  In the fifth case, the trial court granted the plaintiff's motion for a preliminary injunction.  On May 9, 2011, the Second Circuit Court of Appeals affirmed the trial court's order denying the plaintiffs' motions for preliminary injunctions, and vacated the trial court's order granting the motion for a preliminary injunction, vacated all stays pending appeal, and remanded the cases to the various trial courts for further proceedings consistent with the court's opinion.  The State moved for summary judgment in two cases.  The plaintiffs moved for voluntary dismissal without prejudice in these cases.  On January 9, 2012, the district court in one of the two cases granted plaintiff's motion for summary dismissal without prejudice and denied the State's motion for summary judgment as moot.  Arguments in the second case were heard on December 20, 2011. On January 9, 2012, the trial court in the first case granted plaintiff's motion for voluntary dismissal without prejudice and denied the defendants' motion for summary judgment as moot.

In July 2011, plaintiffs commenced Akwesasne Convenience Store Association et al. v. State of New York against the State of New York and other defendants, seeking a declaration that the statutory voucher system impermissibly burdens Indian commerce and is preempted by federal law and further seeking to enjoin the implementation, administration or enforcement of the system.  The court denied plaintiffs' request for a temporary restraining order and, by decision dated August 18, 2011, also denied plaintiffs' subsequent motion for a preliminary injunction.  Plaintiffs appealed to the appellate court, which denied plaintiffs' motion for a preliminary injunction pending appeal on September 14, 2011.  The appeal is pending. By decision dated August 2, 2012, the trial court granted defendants' motion for summary judgment dismissing the complaint and denied plaintiffs' cross motion for summary judgment.  Plaintiffs appealed directly to the Court of Appeals by notice of appeal filed on October 12, 2012.  On January 15, 2013, the Court of Appeals transferred the appeal.

Insurance Department Assessments.  In New York Insurance Association, Inc. v. State, several insurance companies and an association of insurance companies seek a declaration that certain assessments issued against the plaintiff insurance companies by the Insurance Department violate State statutes as well as the and the State and U.S. Constitutions.  The plaintiff insurance companies argue, among other things, that these assessments constitute an unlawful tax because they include amounts for items that are not the legitimate direct and indirect costs of the Insurance Department.  Depositions have been completed.  The note of issue was filed on June 3, 2013.  The parties moved for summary judgment, and the motions are returnable on January 31, 2014.

PART III

ADDITIONAL INFORMATION ABOUT HOW TO BUY SHARES

See the prospectus and "How to Buy Shares" in Part II of this SAI to determine which sections of the discussion below apply to your fund.

Except as may be otherwise described in "How to Buy Shares—Information Regarding the Offering of Share Classes" in Part II of this SAI or in the prospectus, fund shares may be purchased through the Distributor or Service Agents that have entered into service agreements with the Distributor.  The initial investment must be accompanied by the Account Application.  If required information is missing from your Account Application, it may be rejected.  If an account is established pending receipt of requested information, it may be restricted to liquidating transactions only and closed if requested information is not received within specified time frames.  Subsequent purchase requests may be sent directly to the Transfer Agent or your Service Agent or as otherwise described in the prospectus.  Shares of the funds will only be issued against full payment.  You will be charged a fee if a check used to purchase fund shares is returned unpayable.  Effective July 1, 2011 the funds issue shares in book entry form only and no longer issue share certificates.

Each fund reserves the right to reject any purchase order.  No fund will establish an account for a "foreign financial institution," as that term is defined in Treasury rules implementing Section 312 of the USA PATRIOT Act.  Foreign financial institutions include:  foreign banks (including foreign branches of U.S. depository institutions); foreign offices of U.S. securities broker-dealers, futures commission merchants and mutual funds; non-U.S. entities that, if they were located in the United States, would be securities broker-dealers, futures commission merchants or mutual funds; and non-U.S. entities engaged in the business of currency dealer or exchanger or money transmitter.  No fund will accept cash, travelers' checks or money orders as payment for shares.

Service Agents may impose certain conditions on their clients which are different from those described in the prospectus and this SAI and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees.  You should consult your Service Agent in this regard.  As discussed under "Management Arrangements—Distributor" in Part III of this SAI, Service Agents may receive revenue sharing payments from Dreyfus or the Distributor.  The receipt of such payments could create an incentive for a Service Agent to recommend or sell fund shares instead of other mutual funds where such payments are not received.  Please contact your Service Agent for details about any payments it may receive in connection with the sale of fund shares or the provision of services to a fund.

The Code imposes various limitations on the amount that may be contributed to certain Retirement Plans or government sponsored programs.  These limitations apply with respect to participants at the Retirement Plan level and, therefore, do not directly affect the amount that may be invested in a fund by a Retirement Plan or government sponsored programs.  Participants and plan sponsors should consult their tax advisors for details.

Investment Minimums

Each fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

Except as may be otherwise described in  "How to Buy Shares—Investment Minimums" in Part II of this SAI, shares of each fund are offered without regard to the minimum initial investment requirements to fund board members who elect to have all or a portion of their compensation for serving in that capacity automatically invested in the fund.

Purchase of Institutional Money Funds and Cash Management Funds (not applicable to Institutional Direct accounts)

In addition to the purchase information which may be described in "How to Buy Shares—Purchase of Institutional Money Funds" in Part II of this SAI, shares may be purchased by wire, by telephone or through a compatible automated interface or trading system.  All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks.  To place an order by telephone or to determine whether their automated facilities are compatible with the fund, investors should call Dreyfus Investments Division at 1-800-346-3621.

In-Kind Purchases

Certain funds may, at their discretion, permit the purchases of shares through an "in-kind" exchange of securities.  Any securities exchanged must meet the investment objective, policies and limitations of the fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale.  The market value of any securities exchanged, plus any cash, must be at least equal to the fund's minimum initial investment.  Shares purchased in exchange for securities generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle.

Securities accepted by a fund will be valued in the same manner as the fund values its assets.  Any interest earned on the securities following their delivery to the fund and prior to the exchange will be considered in valuing the securities.  All interest, dividends, subscription or other rights attached to the securities become the property of the fund, along with the securities.  The exchange of securities for fund shares may be a taxable transaction to the shareholder.  For further information about "in-kind" purchases, call 1-800-DREYFUS (inside the U.S. only).

Information Pertaining to Purchase Orders

For certain institutions that have entered into agreements with the Distributor, payment for the purchase of shares of funds other than money market funds may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed.  If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

Federal Funds (money market funds only).  Shares of each fund are sold on a continuous basis at the NAV per share next determined after an order and Federal Funds are received by the Transfer Agent or other entity authorized to receive orders on behalf of the fund.  If you do not remit Federal Funds, your payment must be converted into Federal Funds.  This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System.  Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds.  Prior to receipt of Federal Funds, your money will not be invested in the fund.

Dreyfus TeleTransfer Privilege. Except as may be otherwise described in  "How to Buy Shares—Dreyfus TeleTransfer Privilege" in Part II of this SAI, you may purchase fund shares by telephone or online if you have supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent.  The proceeds will be transferred between the bank account designated in one of these documents and your fund account.  Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated.

Dreyfus TeleTransfer purchase orders may be made at any time.  If purchase orders are received prior to the time as of which the fund calculates its NAV (as described in the prospectus) on any day the Transfer Agent and the NYSE are open for regular business, fund shares will be purchased at the public offering price determined on that day.  If purchase orders are made after the time as of which the fund calculates its NAV on any day the Transfer Agent and the NYSE are open for regular business, or made on Saturday, Sunday or any fund holiday (e.g., when the NYSE is not open for business) fund shares will be purchased at the public offering price determined on the next bank business day following such purchase order.  To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file.  If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed as described below under "Additional Information About How to Redeem Shares—Share Certificates; Medallion Signature Guarantees."  See "Additional Information About How to Redeem Shares—Dreyfus TeleTransfer Privilege" below for more information.  Dreyfus TeleTransfer Privilege enables investors to make regularly scheduled investments and may provide investors with a convenient way to invest for long-term financial goals, but does not guarantee a profit and will not protect an investor against loss in a declining market.

Reopening an Account.  Except as may be otherwise described in "How to Buy Shares—Reopening An Account" in Part II of this SAI, you may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

Multi-Class Funds.  When purchasing shares of a Multi-Class Fund, you must specify which class is being purchased. In many cases, neither the Distributor nor the Transfer Agent will have the information necessary to determine whether a quantity discount or reduced sales charge is applicable to a purchase.  You or your Service Agent must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount.

Service Agents may receive different levels of compensation for selling different classes of shares of the Multi-Class Funds.

Class A.  Except as may be otherwise described in "How to Buy Shares—Class A" in Part II of this SAI, and as described below with respect to:  (a) Class A shares of a Multi-Class Fund that is an equity fund purchased by shareholders who beneficially owned Class A shares of such fund on November 30, 1996; and (b) Class T shares exchanged for Class A shares, the public offering price for Class A shares of each Multi-Class Fund that is an equity fund is the NAV per share of that class plus a sales load as shown below:

Total Sales Load*—Class A Shares

Amount of Transaction	As a % of offering price per share	As a % of NAV per share	Dealers' reallowance as a % of offering price

Less than $50,000	5.75	6.10	5.00

$50,000 to less than $100,000	4.50	4.71	3.75

$100,000 to less than $250,000	3.50	3.63	2.75

$250,000 to less than $500,000	2.50	2.56	2.25

$500,000 to less than $1,000,000	2.00	2.04	1.75

$1,000,000 or more	-0-	-0-	-0-
__________
*	Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

The public offering price for Class A shares of a Multi-Class Fund that is an equity fund purchased by shareholders who beneficially owned Class A shares of such fund on November 30, 1996 is the NAV per share of that class plus a sales load as shown below:

Total Sales Load*—Class A Shares

Amount of Transaction	As a % of offering price per share	As a % of NAV per share	Dealers' reallowance as a % of offering price

Less than $50,000	4.50	4.71	4.25

$50,000 to less than $100,000	4.00	4.17	3.75

$100,000 to less than $250,000	3.00	3.09	2.75

$250,000 to less than $500,000	2.50	2.56	2.25

$500,000 to less than $1,000,000	2.00	2.04	1.75

$1,000,000 or more	-0-	-0-	-0-
__________
*	Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

Effective February 4, 2009 (the "Exchange Date"), Class T shares are no longer offered by any Multi-Class Fund.  Holders of Class T shares of a Multi-Class Fund as of the Exchange Date received automatically, in exchange for their Class T shares of a fund, Class A shares of the fund having an aggregate NAV equal to the aggregate value of the shareholder's Class T shares.  For shareholders of a Multi-Class Fund who received Class A shares of the fund in exchange for their Class T shares of the fund on the Exchange Date, the public offering price for Class A shares of the fund is the NAV per share of Class A of the fund plus a sales load as shown below:

Total Sales Load*—Class A Shares

Amount of Transaction	As a % of offering price per share	As a % of NAV per share	Dealers' reallowance as a % of offering price

Less than $50,000	4.50	4.71	4.00

$50,000 to less than $100,000	4.00	4.17	3.50

$100,000 to less than $250,000	3.00	3.09	2.50

$250,000 to less than $500,000	2.00	2.04	1.75

$500,000 to less than $1,000,000	1.50	1.52	1.25

$1,000,000 or more	-0-	-0-	-0-
__________
*	Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

Except as may be otherwise described in "How to Buy Shares—Class A" in Part II of this SAI, the public offering price for Class A shares of each Multi-Class Fund that is a bond fund is the NAV per share of that class plus a sales load as shown below:

Total Sales Load*—Class A Shares

Amount of Transaction	As a % of offering price per share	As a % of NAV per share	Dealers' reallowance as a % of offering price

Less than $50,000	4.50	4.71	4.25

$50,000 to less than $100,000	4.00	4.17	3.75

$100,000 to less than $250,000	3.00	3.09	2.75

$250,000 to less than $500,000	2.50	2.56	2.25

$500,000 to less than $1,000,000	2.00	2.04	1.75

$1,000,000 or more	-0-	-0-	-0-
__________
*	Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

Class A shares of a Multi-Class Fund purchased without an initial sales load as part of an investment of $1,000,000 or more may be assessed at the time of redemption a 1% CDSC if redeemed within one year of purchase.  The Distributor may pay Service Agents an up-front commission of up to 1% of the NAV of Class A shares purchased by their clients as part of a $1,000,000 or more investment in Class A shares that are subject to a CDSC.  If the Service Agent waives receipt of such commission, the CDSC applicable to such Class A shares will not be assessed at the time of redemption.

The scale of sales loads applies to purchases of Class A shares made by any Purchaser.

•
Class A Shares Offered at NAV.  Full-time employees of member firms of FINRA and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of fund shares (or which otherwise have a brokerage-related or clearing arrangement with a FINRA member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program (if fund shares are offered to such plans or programs), or for their spouses or minor children, at NAV without a sales load, provided they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege.  This privilege also applies to full-time employees of financial institutions affiliated with FINRA member firms whose full-time employees are eligible to purchase Class A shares at NAV.  In addition, Class A shares are offered at NAV to full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, board members of a fund advised by Dreyfus or its affiliates, or the spouse or minor child of any of the foregoing.  Further, a charitable organization investing $50,000 or more in fund shares and a charitable remainder trust (each as defined in Section 501(c)(3) of the Code) may purchase Class A shares at NAV without payment of a sales charge, provided that such Class A shares are purchased directly through the Distributor.  Any such charitable organization or charitable remainder trust that held Class A shares of a fund as of July 15, 2011, and continues to hold such Class A shares, may purchase additional Class A shares of the fund at NAV without a sales load whether or not purchasing such shares directly through the Distributor.  Additional information about purchasing Class A shares at NAV is in the prospectus.

A shareholder purchasing fund shares through a Service Agent may no longer be eligible to purchase fund shares at NAV without a sales load, if the nature of the shareholder's relationship, and/or the services the shareholder receives from, the Service Agent changes.  Please consult your Service Agent for further details.

•
Dealer Reallowance.  The dealer reallowance provided with respect to Class A shares may be changed from time to time but will remain the same for all dealers.  The Distributor, at its own expense, may provide additional promotional incentives to dealers that sell shares of funds advised or administered by Dreyfus which are sold with a sales load, such as Class A shares.  In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of such shares.  See "Management Arrangements—Distributor" below.

•
Right of Accumulation.  Except as may be otherwise described in  "How to Buy Shares—Right of Accumulation" in Part II of this SAI, reduced sales loads apply to any purchase of Class A shares by you and any related Purchaser where the aggregate investment including such purchase is $50,000 or more.  If, for example, you previously purchased and still hold Eligible Shares, or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares of such fund having a current value of $20,000,  the sales load applicable to the subsequent purchase would be the sales load in effect for a transaction in the range of $50,000 to less than $100,000.  All present holdings of Eligible Shares may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

To qualify for reduced sales loads, at the time of purchase you or your Service Agent must notify the Distributor if orders are made by wire or the Transfer Agent if orders are made by mail.  The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

•
Conversion of All Class B Shares.  Effective as of the Effective Date, each Multi-Class Fund offering Class B shares converted its outstanding Class B shares to Class A shares of the fund (or, for certain funds, Class D shares of the fund—see "How to Buy Shares" in Part II of this SAI).  Class B shares are no longer offered by the funds and have been terminated as a separately designated class of each fund.  On the Effective Date, holders of Class B shares of a fund received Class A shares (or, as applicable, Class D shares) of the fund having an aggregate NAV equal to the aggregate NAV of the shareholder's Class B shares.  Each fund's Class A shares (or, as applicable, Class D shares) have a lower total annual expense ratio than the fund's Class B shares.  No front-end sales load or CDSC was imposed in connection with the conversion.  Any subsequent investments in a fund's Class A shares by holders of Class A shares that were converted from Class B shares will be subject to the front-end sales load applicable to the fund's Class A shares.

Class C.  The public offering price for Class C shares is the NAV per share of that class.  No initial sales charge is imposed at the time of purchase.  A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase.  See "Additional Information About How to Redeem Shares—Contingent Deferred Sales Charge—Multi-Class Funds—Class C" below.

Class I.  The public offering price for Class I shares is the NAV per share of that class.

Shareholders who received Class I shares of a fund in exchange for Class Y shares of a corresponding Acquired Fund as a result of the reorganization of such series may continue to purchase Class I shares of any fund in the Dreyfus Family of Funds whether or not they would otherwise be eligible to do so.  Additional information about eligibility to purchase Class I shares is in the prospectus and may be in Part II of this SAI.

Institutions effecting transactions in Class I shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

Class Y.  The public offering price for Class Y shares is the NAV per share of that class.  Class Y shares of a fund have established an exchange privilege between Class Y shares of other funds in the Dreyfus Family of Funds, as well as between Class R shares of Dreyfus AMT-Free Municipal Reserves and Dreyfus Money Market Reserves.

All Other Share Classes.  The public offering price is the NAV per share of the class.

Converting Shares

Under certain circumstances, shares of a fund with more than one class may be converted from one class of shares to another class of shares of the same fund.  The aggregate dollar value of the shares of the class received upon any such conversion will equal the aggregate dollar value of the converted shares on the date of the conversion.  An investor whose fund shares are converted from one class to another class will not realize taxable gain or loss as a result of the conversion.

Taxpayer ID Number

Federal regulations require that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account.  See the Account Application for further information concerning this requirement.  Failure to furnish a certified TIN could subject you to a $50 penalty imposed by the IRS.

Frequent Purchases and Exchanges (non-money market funds only)

The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements.  A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund's performance and its shareholders.  If fund management determines that an investor is following an abusive investment strategy, it may reject any purchase request, or terminate the investor's exchange privilege, with or without prior notice.  Such investors also may be barred from purchasing shares of other funds in the Dreyfus Family of Funds.  Accounts under common ownership or control may be considered as one account for purposes of determining a pattern of excessive or abusive trading.  In addition, a fund may refuse or restrict purchase or exchange requests for fund shares by any person or group if, in the judgment of fund management, the fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the fund receives or anticipates receiving simultaneous orders that may significantly affect the fund.  If an exchange request is refused, the fund will take no other action with respect to the fund shares until it receives further instructions from the investor.  While a fund will take reasonable steps to prevent excessive short-term trading deemed to be harmful to the fund, it may not be able to identify excessive trading conducted through certain financial intermediaries or omnibus accounts.

ADDITIONAL INFORMATION ABOUT HOW TO REDEEM SHARES

See the prospectus or "How to Redeem Shares" in Part II of this SAI for fund-specific and other information about the redemption of fund shares.

Except as may be otherwise described in "How to Redeem Shares" in Part II of this SAI, each fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC.  However, if you have purchased fund shares by check, by Dreyfus TeleTransfer Privilege or through Dreyfus Automatic Asset Builder®, and subsequently submit a written redemption request to the Transfer Agent, you will receive proceeds from the redemption once a sufficient period of time has passed to reasonably ensure that the purchase check (including a certified or cashier's check) has cleared (normally eight business days).  For a money market fund, the fund may delay the redemption of such shares for such period; for a fund other than a money market fund, the fund may delay sending the redemption proceeds for such period.  In addition, the fund will not honor redemption checks under the Checkwriting Privilege, and will reject requests to redeem shares by wire or telephone, online or pursuant to the Dreyfus TeleTransfer Privilege, for eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer purchase or the Dreyfus Automatic Asset Builder order against which such redemption is requested.  These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request.  Fund shares will not be redeemed until the Transfer Agent has received your Account Application.

If you hold shares of more than one class of a fund with more than one class, any request for redemption must specify the class of shares being redeemed.  If you fail to specify the class of shares to be redeemed or if you own fewer shares of the class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.

Except as may be otherwise described in "How to Redeem Shares" in Part II of this SAI, the Wire Redemption Privilege, Dreyfus TeleTransfer Privilege and the Telephone Exchange Privilege authorize the Transfer Agent to act on telephone (including over the Dreyfus Express voice response system), letter or online instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine.  The fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions.  Neither the fund nor the Transfer Agent will be liable for following telephonic instructions reasonably believed to be genuine.

During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone or online to request a redemption or exchange of fund shares.  In such cases, you should consider using the other redemption procedures described herein.  Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephonic redemption had been used.  During the delay the NAV of non-money market funds may fluctuate.

Redemption Fee

Certain funds will deduct a redemption fee as described in the relevant funds' prospectuses.  Subject to the exceptions described in a fund's prospectus, shares held for less than the 60-day holding period will be subject to the fund's redemption fee, whether held directly in your name or indirectly through an intermediary, such as a broker, bank, investment adviser, recordkeeper for Retirement Plan participants or any other third party.  If you hold your shares through an intermediary's omnibus account, the intermediary is responsible for imposing the fee and remitting the fee to the fund.

The redemption fee will be charged and retained by a fund on shares sold before the end of the required holding period.  The fund will use the "first-in, first-out" method to determine the holding period for the shares sold.  Under this method, shares held the longest will be redeemed or exchanged first.  The holding period commences on the day after your purchase order is effective.  For example, the holding period for shares purchased on October 31 (trade date) begins on November 1 and ends on the 59th day, which is December 29.  Thus, if you redeemed these shares on December 29, you would be assessed the fee, but you would not be assessed the fee if you redeemed on or after December 30.

A redemption fee generally is collected by deduction from the redemption proceeds, but may be imposed by billing you if the fee is not imposed as part of the redemption transaction.

A fund may postpone the effective date of the assessment of the redemption fee on the underlying shareholder accounts within an omnibus account if an intermediary requires additional time to collect the fund's redemption fee.

The fund may impose the redemption fee at the plan level for employee benefit plans that hold shares on behalf of a limited number of employees.  Plan sponsors of such benefit plans that opt to impose redemption fees at the employee account level, rather than at the plan level, must enter into agreements with Dreyfus that obligate the sponsor to collect and remit redemption fees at the employee level and to provide to the fund, at its request, shareholder identity and transaction information.

The funds' prospectuses contain information on transactions for which the redemption fee is waived.  The funds reserve the right to exempt additional transactions from the redemption fee.

Contingent Deferred Sales Charge—Multi-Class Funds

Class C.  A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase.   No CDSC will be imposed to the extent that the NAV of the Class C shares redeemed does not exceed (i) the current NAV of Class C shares of the fund acquired through reinvestment of fund dividends or capital gain distributions, plus (ii) increases in the NAV of your Class C shares above the dollar amount of all your payments for the purchase of Class C shares held by you at the time of redemption.

If the aggregate value of Class C shares redeemed has declined below their original cost as a result of the fund's performance, a CDSC may be applied to the then-current NAV rather than the purchase price.

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate.  It will be assumed that the redemption is made first of amounts representing Class C shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV of Class C shares above the total amount of payments for the purchase of Class C shares made during the preceding year; and finally, of amounts representing the cost of shares held for the longest period.

For example, assume an investor purchased 100 shares of the fund at $10 per share for a cost of $1,000.  Subsequently, the shareholder acquired five additional shares through the reinvestment of fund dividends. Within a year after the purchase the investor decided to redeem $500 of the investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share).  The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 1% for a total CDSC of $2.40.

Waiver of CDSC.  The CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in Retirement Plans or other programs, (c) redemptions as a result of a combination of any investment company with the fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70½ in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described under "Additional Information About Shareholder Services—Automatic Withdrawal Plan" in Part III of this SAI.  If a fund's board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately.  Any fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the fund's prospectus or this SAI at the time of the purchase of such shares.

To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Service Agent must notify the Distributor.  Any such qualification is subject to confirmation of your entitlement.

Redemption Through an Authorized Entity

Except as may be otherwise described in "How to Redeem Shares—Redemption Through an Authorized Entity" in Part II of this SAI, redemption orders received by an Authorized Entity by the close of trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee in accordance with the Authorized Entity's agreement with the Distributor are effected at the price determined as of the close of trading on the floor of the NYSE on that day.  Otherwise, the shares will be redeemed at the next determined NAV.  It is the responsibility of the Authorized Entity to transmit orders on a timely basis.  The Authorized Entity may charge the shareholder a fee for executing the order.  This repurchase arrangement is discretionary and may be withdrawn at any time.

Checkwriting Privilege

Certain funds provide redemption checks ("Checks") automatically upon opening an account, unless you specifically refuse the Checkwriting Privilege by checking the applicable "No" box on the Account Application.  Checks will be sent only to the registered owner(s) of the account and only to the address of record.  The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form.  The Account Application or Shareholder Services Form must be manually signed by the registered owner(s).  Checks are drawn on your fund account and, except as may be otherwise described in "How to Redeem Shares—Checkwriting Privilege" in Part II of this SAI, may be made payable to the order of any person in the amount of $500 or more.  When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the fund to redeem a sufficient number of full and fractional shares in your account to cover the amount of the Check.  Potential fluctuations in the NAV of a non-money market fund should be considered in determining the amount of a Check.  Dividends are earned until the Check clears.  After clearance, a copy of the Check will be returned to you.  You generally will be subject to the same rules and regulations that apply to checking accounts, although the election of this privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

Except as may be otherwise described in "How to Redeem Shares—Checkwriting Privilege" in Part II of this SAI, Checks are free but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason.  If the amount of the Check is greater than the value of the shares in your account, the Check will be returned marked "insufficient funds."  Checks should not be used to close your account.

You should date your Checks with the current date when you write them.  Please do not postdate your Checks.  If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment if they are otherwise in good order.  If you hold shares in a Dreyfus sponsored IRA account, you may be permitted to make withdrawals from your IRA account using checks furnished to you for this purpose.

Except with respect to money market funds, the Checkwriting Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions.  Any Check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent.  Institutional Direct accounts are not eligible for the Checkwriting Privilege.

Wire Redemption Privilege

Except as may be otherwise described under "How to Redeem Shares—Wire Redemption Privilege" in Part II of this SAI, by using this privilege, you authorize the fund and the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the fund or the Transfer Agent to be genuine.  Ordinarily, a fund other than a money market fund will initiate payment for shares redeemed pursuant to the Wire Redemption Privilege on the next business day if the Transfer Agent receives a redemption request in proper form prior to the time as of which the fund calculates its NAV (as described in the prospectus); for a money market fund that receives a redemption request in proper form prior to the time as of which the fund calculates its NAV, payment will be initiated the same day and the shares will not receive the dividend declared on that day.

Except as may be otherwise described under "How to Redeem Shares—Wire Redemption Privilege" in Part II of this SAI, redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System.  Fees ordinarily are imposed by such bank and borne by the investor.  Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.  To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent.  In most circumstances, this request must be signed by each shareholder, with each signature guaranteed as described below under "Share Certificates; Medallion Signature Guarantees."  Shares held in an Education Savings Account may not be redeemed through the Wire Redemption Privilege.

Redemption through Compatible Automated Facilities

Certain funds make available to institutions the ability to redeem shares through compatible automated interface or trading system facilities.  Investors desiring to redeem shares in this manner should call Dreyfus Investments Division at 1-800-346-3621 to determine whether their automated facilities are compatible and to receive instructions for redeeming shares in this manner.

Dreyfus TeleTransfer Privilege

Except as may be otherwise described in "How to Redeem Shares—Dreyfus TeleTransfer Privilege" in Part II of this SAI, you may request by telephone (for regular accounts or IRAs) or online (for regular accounts only) that redemption proceeds ($500 minimum) be transferred between your fund account and your bank account.  Except as may be otherwise described in "How to Redeem Shares—Transaction Fees" in Part II of this SAI or in the prospectus, transaction fees do not apply to Dreyfus TeleTransfer redemptions.  Only a bank account maintained in a domestic financial institution which is an ACH member may be designated.  You should be aware that if you have selected the Dreyfus TeleTransfer Privilege, any request for a Dreyfus TeleTransfer transaction will be effected through the ACH system unless more prompt transmittal specifically is requested.  Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request.  Shares held in an Education Savings Account may not be redeemed through the Dreyfus TeleTransfer Privilege.  See "Additional Information About How to Buy Shares—Dreyfus TeleTransfer Privilege" above.

Reinvestment Privilege

Upon written request, you may reinvest up to the number of Class A shares of a Multi-Class Fund you have redeemed, within 45 days of redemption, at the then-prevailing NAV without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges.  Upon reinstatement, if such shares were subject to a CDSC, your account will be credited with an amount equal to the CDSC previously paid upon redemption of the shares reinvested.  The Reinvestment Privilege may be exercised only once.

Share Certificates; Medallion Signature Guarantees

Share Certificates.  Effective July 1, 2011 each fund issues shares in book entry form only and no longer issues share certificates.  Any certificates representing fund shares to be redeemed must be submitted with the redemption request.  Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed.  Signatures on endorsed certificates submitted for redemption also must be guaranteed as described below.

Medallion Signature Guarantees.  The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program (STAMP) or the Stock Exchanges Medallion Program (SEMP).  Guarantees must be signed by an authorized signatory of the guarantor.  No other types of signature guarantees will be accepted.  The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification.  For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

Redemption Commitment

Each fund has committed itself to pay in cash all redemption requests by any fund shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of such period.  Such commitment is irrevocable without the prior approval of the SEC.  In the case of requests for redemption from the fund in excess of such amount, the fund's board reserves the right to make payments in whole or in part in securities or other assets of the fund in case of an emergency or any time a cash distribution would impair the liquidity of the fund to the detriment of the existing shareholders.  In such event, the securities would be valued in the same manner as the fund's portfolio is valued.  If the recipient sells such securities, brokerage charges would be incurred.

Suspension of Redemptions

The right of redemption may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when the SEC determines that trading in the markets a fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the fund's investments or determination of its NAV is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect fund shareholders.

ADDITIONAL INFORMATION ABOUT SHAREHOLDER SERVICES

See "Shareholder Services" in Part II of this SAI to determine which sections of the discussion below apply to your fund.

Dreyfus Automatic Asset Builder, the Dreyfus Payroll Savings Plan and Dreyfus Government Direct Deposit Privilege enable investors to make regularly scheduled investments and may provide these investors with a convenient way to invest for long-term financial goals, but do not guarantee a profit and will not protect an investor against loss in a declining market.

Shareholder Services Forms and prospectuses of the funds may be obtained by visiting www.dreyfus.com or by calling 1-800-DREYFUS (inside the U.S. only).  To modify or terminate your participation in a service, call 1-800-DREYFUS (inside the U.S. only).  Except as otherwise stated, the shareholder services described below may be modified or terminated at any time.

Exchanges

You should obtain and review the prospectus of the fund and class, if applicable, into which an exchange is being made.  Upon exchanging into a new account, the following shareholder services and privileges, as applicable, will be automatically carried over to the fund into which the exchange is made:  Fund Exchanges, Checkwriting Privilege, Dreyfus TeleTransfer Privilege, Wire Redemption Privilege and the dividends and distributions payment options (except Dreyfus Dividend Sweep) selected by you.

The funds reserve the right to reject any exchange request in whole or in part.  Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to investors resident in any state in which shares of the fund being acquired may legally be sold.  Shares may be exchanged only between accounts having certain identical identifying designations.  The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

Fund Exchanges.  Except as may be otherwise described in "Shareholder Services" in Part II of this SAI, you or clients of certain Service Agents may purchase, in exchange for shares of a fund, shares of the same class, or another class in which you are eligible to invest, of another fund in the Dreyfus Family of Funds.  Fund exchanges are subject to any redemption fee applicable to the fund from which you are exchanging, as described in such fund's prospectus.  You should review carefully the current prospectus of the fund from which your shares were exchanged and, if applicable, into which shares are exchanged to determine the sales load or CDSC chargeable upon the redemption of the shares and for information on conversion features.  Shares of funds purchased by exchange will be purchased on the basis of relative NAV per share as follows:

A.	Exchanges for shares of funds offered without a sales load will be made without a sales load.
B.	Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.
C.	Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.
D.
Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.

E.
Shares of funds subject to a CDSC that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and, for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

To accomplish an exchange under item D above, you or your Service Agent acting on your behalf must notify the Transfer Agent of your prior ownership of fund shares and your account number. Any such exchange is subject to confirmation of your holdings through a check of appropriate records.

You also may exchange your Class A or Class C shares of a Multi-Class Fund that are subject to a CDSC for shares of the Worldwide Dollar Fund.  The shares so purchased will be held in an Exchange Account.  Exchanges of shares from an Exchange Account only can be made into certain other funds managed or administered by Dreyfus.  No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable fund account.  Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account.  See "How to Redeem Shares" in Part II of this SAI.  Redemption proceeds for Exchange Account shares are paid by federal wire or check only.  Exchange Account shares also are eligible for the Dreyfus Auto-Exchange Privilege and the Automatic Withdrawal Plan, each of which is described below.

As of the Effective Date, holders of Class A shares of a fund or the General Fund received by conversion from Class B shares, and holders of shares of the Worldwide Dollar Fund received in a prior exchange for a fund's Class B shares, may exchange such shares for Class A shares or no-load shares or classes of other funds managed or administered by Dreyfus, without the imposition of a front-end sales load or CDSC.

Except as may be otherwise described in "Shareholder Services" in Part II of this SAI or in the prospectus, to request an exchange, you, or a Service Agent acting on your behalf, may give exchange instructions to the Transfer Agent in writing, by telephone or online.  Except as may be otherwise described in "Shareholder Services" in Part II of this SAI, by using this privilege, you authorize the fund and the Transfer Agent to act on telephone or online instructions (including over the Dreyfus Express® voice response telephone system) from any person representing himself or herself to be you or a representative of your Service Agent and reasonably believed by the fund or the Transfer Agent to be genuine.  Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted.  Shares issued in certificate form are not eligible for telephone or online exchange.  Unless otherwise stated in the prospectus, no fees currently are charged to shareholders directly in connection with exchanges, although the funds reserve the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the SEC.

Exchanges of Class I, Class R or Class Y shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.

When establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made (and the investor must otherwise be eligible to invest in the class of shares being purchased).  For the BASIC funds, the shares being exchanged must have a current value of at least $1,000.

During times of drastic economic or market conditions, Fund Exchanges may be temporarily suspended without notice, and exchange requests may be treated based on their separate components—redemption orders with a simultaneous request to purchase the other fund's shares.  In such a case, the redemption request would be processed at the fund's next determined NAV, but the purchase order would be effective only at the NAV next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

Dreyfus Auto-Exchange Privilege.  Dreyfus Auto-Exchange Privilege, which is available for existing accounts only, permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of a fund, shares of the same class, or another class in which you are eligible to invest, of another fund in the Dreyfus Family of Funds of which you are a shareholder.  The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected.  With respect to Class I or Class R shares held by a Retirement Plan, exchanges may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.  Shares will be exchanged on the basis of relative NAV as described above under "Fund Exchanges."  Enrollment in or modification or cancellation of this privilege is effective three business days following notification by you.  Shares held under IRAs and Retirement Plans are eligible for this privilege.  Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts.  With respect to Retirement Plan accounts, exchanges may be made only among those accounts.  Shares in certificate form are not eligible for this privilege.

Dreyfus Automatic Asset Builder®

Dreyfus Automatic Asset Builder® permits you to purchase fund shares (minimum of $100 and a maximum of $150,000 per transaction) at regular intervals selected by you.  Fund shares are purchased by transferring funds from the bank account designated by you.

Dreyfus Government Direct Deposit Privilege

Dreyfus Government Direct Deposit Privilege enables you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) by having federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your fund account.  When selecting this service for a fund other than a money market fund, you should consider whether Direct Deposit of your entire payment into a fund with a fluctuating NAV may be appropriate for you.

Dreyfus Payroll Savings Plan

Dreyfus Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically on a regular basis.  Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period.  To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.  Shares held through a Retirement Plan are not eligible for this privilege.

Dreyfus Dividend Options

Dreyfus Dividend Sweep.  Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from a fund in shares of the same class, or another class in which you are eligible to invest, of another fund in the Dreyfus Family of Funds.  Shares held through a Retirement Plan are not eligible for this privilege.  Identically registered existing IRA accounts are eligible for this privilege.  Shares of the other funds purchased pursuant to this privilege will be purchased on the basis of relative NAV per share as follows:

A.	Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.
B.	Dividends and distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.
C.
Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (Offered Shares), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.

D.	Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

Dreyfus Dividend ACH.  Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from a fund to a designated bank account.  Only an account maintained at a domestic financial institution which is an ACH member may be so designated.  Banks may charge a fee for this service.

Automatic Withdrawal Plan

The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on a specific day each month, quarter or semi-annual or annual period if you have a $5,000 minimum account.  Automatic Withdrawal Plan transactions that fall on a non-business day generally will be processed on the next business day.  However, when the next business day is part of a new month, the transaction will be processed on the previous business day.  For example, if you request that Automatic Withdrawal Plan transactions be processed on the 30th day of each month, and June 30th falls on a Sunday, the transaction will be processed on June 28th.

Withdrawal payments are the proceeds from sales of fund shares, not the yield on the shares.  If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted.  The Automatic Withdrawal Plan may be established by completing a Dreyfus Automatic Withdrawal Form which you can obtain by calling 1-800-DREYFUS (inside the U.S. only), visiting www.dreyfus.com or contacting your financial representative.  For instructions on how to establish automatic withdrawals to sell shares in an IRA account, please call 1-800-DREYFUS (inside the U.S. only) or contact your financial representative.  Shares for which share certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

No CDSC with respect to Class C shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan or (2) the account value at the time of the subsequent withdrawal.  Withdrawals with respect to Class C shares under the Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC.  Withdrawals of Class A shares subject to a CDSC under the Automatic Withdrawal Plan will be subject to any applicable CDSC.  Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.

Certain Retirement Plans, including Dreyfus-sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans.  Participants should consult their Retirement Plan sponsor and tax advisor for details.  Such a withdrawal plan is different than the Automatic Withdrawal Plan.

Letter of Intent—Class A Shares

By submitting a Letter of Intent form, you become eligible for the reduced sales load on purchases of Class A shares based on the total number of shares of Eligible Shares purchased by you and any related Purchaser within a period of up to 13-months pursuant to the terms and conditions set forth in the Letter of Intent. Eligible Shares purchased within 90 days prior to the submission of the Letter of Intent ("Pre-LOI Purchases") may be used to equal or exceed the amount specified in the Letter of Intent. A minimum initial purchase of $5,000 is required. You can obtain a Letter of Intent form by calling 1-800-DREYFUS (inside the U.S. only).

Each purchase you make from the date you submit the Letter of Intent until the earlier of (i) the date you fulfill the terms of the Letter of Intent by purchasing the minimum investment specified in the Letter of Intent (the "LOI Purchase Commitment") or (ii) the end of the 13-month period following the date you submit the Letter of Intent will be at the public offering price applicable to a single transaction in the amount of the LOI Purchase Commitment. The Transfer Agent will hold in escrow 5% of the minimum amount indicated in the Letter of Intent, which may be used for payment of a higher sales load if you do not fulfill the LOI Purchase Commitment. When you fulfill the LOI Purchase Commitment, the escrowed amount will be released and additional shares representing such amount will be credited to your account.  In addition, when you fulfill the LOI Purchase Commitment, the Pre-LOI Purchases will be adjusted to reflect the sales load applicable to the LOI Purchase Commitment.  The adjustment will be made in the form of additional shares credited to your account at the then-current offering price applicable to a single purchase in the amount of the LOI Purchase Commitment.  If, however, total purchases at the end of the 13-month period are less than the LOI Purchase Commitment, the offering price of the shares you purchased (including shares representing the escrowed amount) during the 13-month period will be adjusted to reflect the sales load applicable to the aggregate purchases you actually made (which will reduce the number of shares in your account), unless you have redeemed the shares in your account, in which case the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the fund held in escrow to realize the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made and any remaining shares will be credited to your account. Submitting a Letter of Intent does not bind you to purchase, or the fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current NAV plus the applicable sales load in effect at the time such Letter of Intent was submitted.

Corporate Pension/Profit-Sharing and Retirement Plans

A fund may make available to corporations a variety of prototype pension and profit-sharing plans, including a 401(k) Salary Reduction Plan.  In addition, certain funds make available Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs), Education Savings Accounts and 403(b)(7) Plans.  Plan support services also are available.

If you wish to purchase fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan, an IRA, including a SEP-IRA, or an Education Savings Account, you may request from the Distributor forms for adoption of such plans.  Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Such purchases will be effective when payments received by the Transfer Agent are converted into Federal Funds. Purchases for these plans may not be made in advance of receipt of funds.

The entity acting as custodian for Keogh Plans, 403(b)(7) Plans, IRAs or Education Savings Accounts may charge a fee, payment of which could require the liquidation of shares.  All fees charged are described in the appropriate form.  You should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax advisor.

ADDITIONAL INFORMATION ABOUT DISTRIBUTION PLANS, SERVICE PLANS AND SHAREHOLDER SERVICES PLANS

See "Distribution Plans, Service Plans and Shareholder Services Plans" in Part II of this SAI  for more information about the Plan(s) adopted by your fund.

Rule 12b-1 under the 1940 Act, which is applicable to certain Plans, provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule.  For each fund that has adopted a Plan pursuant to Rule 12b-1, the board believes that there is a reasonable likelihood that the Plan will benefit the fund and the class(es) of fund shares to which the Plan applies.

A quarterly report of the amounts expended under a fund's Plan, and the purposes for which such expenditures were incurred, must be made to the fund's board for its review.  For a Plan adopted pursuant to Rule 12b-1, the Plan provides that it may not be amended to increase materially the costs that holders of the fund's applicable class(es) of shares may bear pursuant to the Plan without the approval of the holders of such shares; other material amendments of the Plan must be approved by the board and by the board members who are not "interested persons" (as defined in the 1940 Act) of the fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments.  For a Plan not adopted pursuant to Rule 12b-1, the Plan provides that material amendments to the Plan must be approved by the board and by the board members who are not "interested persons" (as defined in the 1940 Act) of the fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments.  Each Plan is subject to annual approval by such vote of the board members cast in person at a meeting called for the purpose of voting on the Plan.  As to the relevant class of fund shares (if applicable), the Plan is generally terminable at any time by vote of a majority of the board members who are not "interested persons" with respect to the fund and have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan or, for a Plan adopted pursuant to Rule 12b-1, by vote of a majority of the outstanding voting securities of such class.

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

See the prospectus and "Investments, Investment Techniques and Risks" and "Investment Restrictions" in Part II of this SAI to determine which policies and risks apply to your fund.

The Funds of Funds invest in Underlying Funds and, therefore, the following descriptions of investments, investment techniques and risks apply to the Underlying Funds, as applicable.  To the extent a Fund of Fund's Underlying Funds invest as described below, the effect of investment risks generally would be experienced similarly for the Fund of Funds.

All Funds other than Money Market Funds

Equity Securities

Equity securities include common stocks and certain preferred stocks, convertible securities and warrants.  Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.  Changes in the value of a fund's investments will result in changes in the value of its shares and thus the fund's total return to investors.

Investing in equity securities poses risks specific to an issuer as well as to the particular type of company issuing the equity securities.  For example, equity securities of small- or mid-capitalization companies tend to have more abrupt or erratic price swings than equity securities of larger, more established companies because, among other reasons, they trade less frequently and in lower volumes and their issuers typically are more subject to changes in earnings and prospects in that they are more susceptible to changes in economic conditions, may be more reliant on singular products or services and are more vulnerable to larger competitors.  Equity securities of these types of companies may have a higher potential for gains, but also may be subject to greater risk of loss. If a fund, together with other investment companies and other clients advised by the Adviser and its affiliates, owns significant positions in portfolio companies, depending on market conditions, the fund's ability to dispose of some or all positions at a desirable time may be adversely affected.  While common stockholders usually have voting rights on a number of significant matters, other types of equity securities, such as preferred stock, common limited partnership units and limited liability company interests, may not ordinarily have voting rights.

An investment in securities of companies that have no earnings or have experienced losses is generally based on a belief that actual or anticipated products or services will produce future earnings.  If the anticipated event is delayed or does not occur, or if investor perception about the company changes, the company's stock price may decline sharply and its securities may become less liquid.

Investing in equity securities also poses risks specific to a particular industry, market or sector, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas).  To some extent, the prices of equity securities tend to move by industry, market or sector.  When market conditions favorably affect, or are expected to favorably affect, an industry, the share prices of the equity securities of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the share prices of such securities of companies in that industry to decline quickly.

Common Stock.  Stocks and similar securities, such as common limited partnership units and limited liability company interests, represent shares of ownership in a company.  After other claims are satisfied, common stockholders and other common equity owners participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow.  Increases and decreases in earnings are usually reflected in a company's common equity securities, so common equity securities generally have the greatest appreciation and depreciation potential of all corporate securities.  Common stock may be received upon the conversion of convertible securities.

Preferred Stock.  Preferred stock is a form of equity ownership in a corporation.  Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated.  The market value of preferred stock generally increases when interest rates decline and decreases when interest rates rise, but, as with debt securities, also is affected by the issuer's ability or perceived ability to make payments on the preferred stock.  While most preferred stocks pay a dividend, a fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend.  Such investments would be made primarily for their capital appreciation potential.  Certain classes of preferred stock are convertible, meaning the preferred stock is convertible into shares of common stock of the issuer.  Holding convertible preferred stock can provide a steady stream of dividends and the option to convert the preferred stock to common stock.

Certain convertible preferred stocks may offer enhanced yield features.  These preferred stocks may feature a mandatory conversion date and may have a capital appreciation limit expressed in terms of a stated price.  Other types of convertible securities may be designed to provide the investor with high current income with some prospect of future capital appreciation and may have some built-in call protection.  Investors may have the right to convert such securities into shares of common stock at a preset conversion ratio or hold them until maturity.  Upon maturity they may convert into either cash or a specified number of shares of common stock.

Trust preferred securities are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent.  These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company.  Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

Convertible Securities.  Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). Convertible securities have characteristics similar to both equity and fixed-income securities.  Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer.  Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline.  In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.  A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.  While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations.  A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock.  There can be no assurance of capital appreciation, however, because securities prices fluctuate.  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

So-called "synthetic convertible securities" are comprised of two or more different securities, each with its own market value, whose investment characteristics, taken together, resemble those of convertible securities.  An example is a non-convertible debt security and a warrant or option.  The "market value" of a synthetic convertible is the combined value of its fixed-income component and its convertible component.  For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

Warrants.  A warrant is a form of derivative that gives the holder the right to subscribe to a specified amount of the issuing corporation's securities at a set price for a specified period of time.  Warrants are subject to the same market risk as stocks, but may be more volatile in price.  A fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.  Warrants or other non-income producing equity securities may be received in connection with a fund's investments in corporate debt securities (further described below), or restructuring of investments.  Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock.

IPOs.  An IPO is a corporation's first offering of stock to the public.  Shares are given a market value reflecting expectations for the corporation's future growth.  Special rules of FINRA apply to the distribution of IPOs.  Corporations offering IPOs generally have limited operating histories and may involve greater investment risk.  Special risks associated with IPOs may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history, all of which may contribute to price volatility. The limited number of shares available for trading in some IPOs may make it more difficult for a fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of such. Foreign IPOs are subject to foreign political and currency risks. Many IPOs are issued by undercapitalized companies of small or microcap size.  The prices of these companies' securities can be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons.

Fixed-Income Securities

Fixed-income securities include interest-bearing securities, such as corporate debt securities.  Interest-bearing securities are investments which promise a stable stream of income, although the prices of fixed rate fixed-income securities are inversely affected by changes in interest rates and, therefore, are subject to interest rate risk, as well as the risk of unrelated market price fluctuations.  Fixed-income securities may have various interest rate payment and reset terms, including fixed rate, floating or adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.  Floating rate instruments, the rates of which adjust periodically by reference to another measure, such as the market interest rate, are generally less sensitive to interest rate changes than fixed rate instruments, although the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates or as expected.  Certain securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.  Certain fixed-income securities may be issued at a discount from their face value or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon, i.e., purchased at a "market discount."  The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount, will cause a fund to realize income prior to the receipt of cash payments with respect to these securities.  To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, a fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a fixed-income security (known as credit risk), can cause the security's price to fall, potentially lowering a fund's share price.  The values of fixed-income securities also may be affected by changes in the credit rating of the issuer.  Once the rating of a portfolio security has been changed, a fund will consider all circumstances deemed relevant in determining whether to continue to hold the security.  Fixed-income securities rated below investment grade by the Rating Agencies may be subject to greater risks with respect to the issuing entity and to greater market fluctuations (and not necessarily inversely with changes in interest rates) than certain lower yielding, higher-rated fixed-income securities.  See "High Yield and Lower-Rated Securities" below for a discussion of those securities and see "Rating Categories" below for a general description of the Rating Agencies' ratings.

As a measure of a fixed-income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates (known as interest rate risk).  Generally, the longer the duration, the more volatility an investor should expect.  For example, the market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%.  Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1%.  The market price of a bond with a duration of six years would be expected to increase or decline twice as much as the market price of a bond with a three-year duration.  Duration is a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity.  The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates.  Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond's cash flows, where the present values of the cash flows serve as weights.  In computing the duration of a fund, the Adviser will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other imbedded options, taking into account the influence of interest rates on prepayments and coupon flows.

Average weighted maturity is the length of time, in days or years, until the securities held by a fund, on average, will mature or be redeemed by their issuers.  The average maturity is weighted according to the dollar amounts invested in the various securities by the fund.  In general, the longer a fund's average weighted maturity, the more its share price will fluctuate in response to changing interest rates.  For purposes of calculating average effective portfolio maturity, a security that is subject to redemption at the option of the issuer on a particular date (the "call date") which is prior to the security's stated maturity may be deemed to mature on the call date rather than on its stated maturity date.  The call date of a security will be used to calculate average effective portfolio maturity when the Adviser reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security.  The Adviser may base its conclusion on such factors as the interest rate paid on the security compared to prevailing market rates, the amount of cash available to the issuer of the security, events affecting the issuer of the security, and other factors that may compel or make it advantageous for the issuer to redeem a security prior to its stated maturity.

When interest rates fall, the principal on certain fixed-income securities, including mortgage-backed and certain asset-backed securities (discussed below), may be prepaid.  The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce a fund's potential price gain in response to falling interest rates, reduce the fund's yield, or cause the fund's share price to fall.  This is known as prepayment risk.  Conversely, when interest rates rise, the effective duration of a fund's fixed rate mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets.  This is known as extension risk and would increase the fund's sensitivity to rising interest rates and its potential for price declines.

U.S. Government Securities. U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. U.S. Government securities include Treasury bills, Treasury notes and Treasury bonds, which differ in their interest rates, maturities and times of issuance.  Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years.  Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality.  These securities bear fixed, floating or variable rates of interest.  While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.  A security backed by the Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity.  Neither the market value nor a fund's share price is guaranteed.

TIPS are issued by the Treasury and are designed to provide investors a long-term investment vehicle that is not vulnerable to inflation.  The interest rate paid by TIPS is fixed, while the principal value rises or falls semi-annually based on changes in a published Consumer Price Index.  Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss.  During a deflationary period, the principal and interest payments decrease, although the TIPS' principal will not drop below its face value at maturity.  In exchange for the inflation protection, TIPS generally pay lower interest rates than typical Treasury securities.  Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.  The secondary market for TIPS may not be as active or liquid as the secondary market for conventional Treasury securities.  Principal appreciation and interest payments on TIPS generally will be taxed annually as ordinary interest income or original issue discount for federal income tax calculations.  As a result, any appreciation in principal generally will be counted as income in the year the increase occurs, even though the investor will not receive such amounts until the TIPS are sold or mature. Principal appreciation and interest payments will be exempt from state and local income taxes.  See also "Inflation-Indexed Securities" below.

Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the fund.  Investments in securities issued by the GNMA or FNMA, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment.

On August 5, 2011, S&P lowered its long-term sovereign credit rating for the United States of America to "AA+" from "AAA."  The value of shares of a fund that may invest in U.S. Government obligations may be adversely affected by S&P's downgrade or any future downgrades of the U.S. Government's credit rating. While the long-term impact of the downgrade is uncertain, it could, for example, lead to increased volatility in the short-term.

Corporate Debt Securities.  Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including certain convertible securities.  Debt securities may be acquired with warrants attached to purchase additional fixed-income securities at the same coupon rate.  A decline in interest rates would permit a fund to buy additional bonds at the favorable rate or to sell the warrants at a profit.  If interest rates rise, the warrants would generally expire with no value.  Corporate income-producing securities also may include forms of preferred or preference stock, which may be considered equity securities.  The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate such as interest rates or other financial indicators.  The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.  Such securities may include those whose principal amount or redemption price is indexed to, and thus varies directly with, changes in the market price of certain commodities, including gold bullion or other precious metals.

Ratings of Securities; Unrated Securities.  Subsequent to its purchase by a fund, an issue of rated securities may cease to be rated or its rating may be reduced below any minimum that may be required for purchase by a fund.  Neither event will require the sale of such securities by the fund, but the Adviser will consider such event in determining whether the fund should continue to hold the securities.  In addition, it is possible that a Rating Agency might not timely change its ratings of a particular issue to reflect subsequent events.  To the extent the ratings given by a Rating Agency for any securities change as a result of changes in such organizations or their rating systems, a fund will attempt to use comparable ratings as standards for its investments in accordance with its investment policies.

A fund may purchase unrated securities, which are not rated by a Rating Agency but that the Adviser determines are of comparable quality to the rated securities in which the fund may invest.  Unrated securities may be less liquid than comparable rated securities, because dealers may not maintain daily markets in such securities and retail markets for many of these securities may not exist.  As a result, a fund's ability to sell these securities when, and at a price, the Adviser deems appropriate may be diminished.  Investing in unrated securities involves the risk that the Adviser may not accurately evaluate the security's comparative credit rating.  To the extent that a fund invests in unrated securities, the fund's success in achieving its investment objective(s) may depend more heavily on the Adviser's credit analysis than if the fund invested exclusively in rated securities.

High Yield and Lower-Rated Securities.  Fixed-income securities rated below investment grade, such as those rated Ba by Moody's or BB by S&P and Fitch, and as low as those rated Caa/CCC by Rating Agencies at the time of purchase (commonly known as "high yield" or "junk" bonds), or, if unrated, deemed to be of comparable quality by the Adviser, though higher yielding, are characterized by higher risk.  See "Rating Categories" below for a general description of securities ratings.  These securities may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated securities.  These securities generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to the issuer's ability to make principal and interest payments in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.  The ratings of Rating Agencies represent their opinions as to the quality of the obligations which they undertake to rate.  It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality and, although ratings may be useful in evaluating the safety or interest and principal payments, they do not evaluate the market value risk of such obligations.  Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal based upon financial and other available information.  The success of a fund's investments in lower-rated securities may be more dependent on the Adviser's credit analysis than might be the case for investments in higher-rated securities.

Bond prices generally are inversely related to interest rate changes; however, bond price volatility also may be inversely related to coupon.  Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon.  This higher coupon is what the investor receives in return for bearing greater credit risk.  The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in a fund's relative share price volatility.

The prices of these securities can fall dramatically in response to negative news about the issuer or its industry.  The market values of many of these securities also tend to be more sensitive to general economic conditions than are higher-rated securities and will fluctuate over time.  Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing.  Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher-rated securities.  These securities may be particularly susceptible to economic downturns.  For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations.  The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing.  The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.  It is likely that an economic recession also would disrupt severely the market for such securities and have an adverse impact on their value.

Because there is no established retail secondary market for many of these securities, it may be anticipated that such securities could be sold only to a limited number of dealers or institutional investors.  To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities.  The lack of a liquid secondary market may have an adverse impact on market price and yield and a fund's ability to dispose of particular issues when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.  The lack of a liquid secondary market for certain securities also may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing the fund's portfolio and calculating its NAV.  Adverse conditions could make it difficult at times for a fund to sell certain securities or could result in lower prices than those used in calculating the fund's NAV.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities.  In such cases, the Adviser's judgment may play a greater role in valuation because less reliable, objective data may be available.

Certain funds may invest in these securities when their issuers will be close to, or already have entered, reorganization proceedings.  As a result, it is expected that these securities will cease or will have ceased to meet their interest payment obligations, and accordingly would trade in much the same manner as an equity security.  Consequently, a fund would intend to make such investments on the basis of potential appreciation in the price of these securities, rather than any expectation of realizing income.  Reorganization entails a complete change in the structure of a business entity.  An attempted reorganization may be unsuccessful, resulting in substantial or total loss of amounts invested.  If reorganization is successful, the value of securities of the restructured entity may depend on numerous factors, including the structure of the reorganization, the market success of the entity's products or services, the entity's management, and the overall strength of the marketplace.

High yield, lower-rated securities acquired during an initial offering may involve special risks because they are new issues.  A fund will not have any arrangement with any person concerning the acquisition of such securities.

Distressed and Defaulted Securities.  Investing in securities that are the subject of bankruptcy proceedings or in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by a fund ("Distressed Securities") is speculative and involves significant risks.

A fund may make such investments when, among other circumstances, the Adviser believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the fund will receive new securities in return for the Distressed Securities.  There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted.  In addition, a significant period of time may pass between the time at which a fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed, if at all.  During this period, it is unlikely that the fund would receive any interest payments on the Distressed Securities, the fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the fund may be required to bear certain extraordinary expenses to protect and recover its investment.  A fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by the Distressed Securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Distressed Securities or a payment of some amount in satisfaction of the obligation).  Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a fund, there can be no assurance that the securities or other assets received by the fund in connection with the exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made, or no value.  Moreover, any securities received by a fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale.  Similarly, if a fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the fund may be restricted from disposing of such securities for a period of time.  To the extent that a fund becomes involved in such proceedings, the fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor.

Zero Coupon, Pay-In-Kind and Step-Up Securities. Zero coupon securities are issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date.  Zero coupon securities also may take the form of notes and bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons.  Zero coupon securities issued by corporations and financial institutions typically constitute a proportionate ownership of the issuer's pool of underlying Treasury securities.  A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity.  The amount of any discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Pay-in-kind securities generally pay interest through the issuance of additional securities.  Step-up coupon bonds are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates.  The amount of any discount on these securities varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer.  The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.  In addition, unlike bonds that pay cash interest throughout the period to maturity, a fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the fund may obtain no return at all on its investment.  Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments.  To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, a fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

The credit risk factors pertaining to high-yield, lower-rated securities (discussed above) also apply to lower-rated zero coupon, pay-in-kind and step-up securities.  In addition to the risks associated with the credit rating of the issuers, the market prices of these securities may be very volatile during the period no interest is paid.

Inflation-Indexed Securities.  Inflation-indexed securities, such as TIPS, are fixed-income securities whose value is periodically adjusted according to the rate of inflation.  Two structures are common.  The Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond.  Most other issuers pay out the Consumer Price Index accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by the Treasury have varying maturities and pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount.  If the periodic adjustment rate measuring inflation falls, the principal value of inflation-index bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of Treasury inflation-indexed bonds, even during a period of deflation.  However, the current market value of the bonds is not guaranteed and will fluctuate.  Other inflation-related bonds may or may not provide a similar guarantee.  If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The periodic adjustment of U.S. inflation-indexed securities is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics.  The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.  Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government.  There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services.  Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

The value of inflation-indexed securities is expected to change in response to changes in real interest rates.  Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.  Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities.  In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-index securities.  Any increase in the principal amount of an inflation-indexed security generally will be considered taxable ordinary income, even though investors do not receive their principal until maturity.  While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value.  If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure.

Variable and Floating Rate Securities.  Variable and floating rate securities provide for adjustment in the interest rate paid on the obligations.  The terms of such obligations typically provide that interest rates are adjusted based upon an interest or market rate adjustment as provided in the respective obligations.  The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate.  Variable rate obligations typically provide for a specified periodic adjustment in the interest rate, while floating rate obligations typically have an interest rate which changes whenever there is a change in the external interest or market rate.  Because of the interest rate adjustment feature, variable and floating rate securities provide a fund with a certain degree of protection against rises in interest rates, although the fund will participate in any declines in interest rates as well.  Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations.  Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.

Variable Rate Demand Notes. Variable rate demand notes include master demand notes, which are obligations that permit a fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the fund, as lender, and the borrower.  These obligations permit daily changes in the amounts borrowed.  Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable on demand at face value, plus accrued interest.  Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies. Changes in the credit quality of banks or other financial institutions providing any credit support or liquidity enhancements could cause losses to the fund.

Floating and Inverse Floating Rate Debt Instruments.  The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a prime rate or Treasury bill rate.  The interest rate on an inverse floating rate debt instrument moves or resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index.  An inverse floating rate debt instrument may exhibit greater price volatility than a fixed rate obligation of similar credit quality, and investing in these instruments involves leveraging which may magnify gains or losses.

Loans.  Senior secured loans ("Senior Loans") typically hold a first lien priority and, like other types of loans, pay interest at rates that are determined daily, monthly, quarterly or semi-annually on the basis of a floating base lending rate plus a premium or credit spread.  These base lending rates are primarily LIBOR and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders.  As short-term interest rates increase, interest payable to a fund from its investments in loans is likely to increase, and as short-term interest rates decrease, interest payable to the fund from its investments in loans is likely to decrease.  To the extent a fund invests in loans with a base lending rate floor, the fund's potential for decreased income in a flat or falling rate environment may be mitigated, but the fund may not receive the benefit of increased coupon payments if the relevant interest rate increases but remains below the base lending rate floor.

Loans in which a fund may invest are typically made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities that operate in various industries and geographical regions (a "Borrower").  Borrowers may obtain loans to, among other reasons, refinance existing debt and for acquisitions, dividends, leveraged buyouts and general corporate purposes.  Subordinated loans generally have the same characteristics as Senior Loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders or may be unsecured.

Senior Loans hold the most senior position in the capital structure of a Borrower, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.  Typically, in order to borrow money pursuant to a Senior Loan, a Borrower will, for the term of the Senior Loan, pledge collateral, including, but not limited to:  (i) working capital assets, such as accounts receivable and inventory, (ii) tangible fixed assets, such as real property, buildings and equipment, (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill) and (iv) security interests in shares of stock of subsidiaries or affiliates.  In the case of Senior Loans made to non-public companies, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own.  In many instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries.  Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Senior Loan.

A Borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the Borrower and the holders of a loan (the "Loan Agreement").  In a typical loan, an agent (the "Agent Bank") administers the terms of the Loan Agreement.  In such cases, the Agent Bank is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions that are parties to the Loan Agreement.  A fund will generally rely upon the Agent Bank or an intermediate participant to receive and forward to the fund its portion of the principal and interest payments on the loan.  Additionally, a fund normally will rely on the Agent Bank and the other loan investors to use appropriate credit remedies against the Borrower.  The Agent Bank is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower.  The Agent Bank may monitor the value of any collateral and, if the value of the collateral declines, may accelerate the loan, may give the Borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the loan.  The Agent Bank is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis.  With respect to loans for which the Agent Bank does not perform such administrative and enforcement functions, the Adviser may perform such tasks on a fund's behalf, although a collateral bank will typically hold any collateral on behalf of the fund and the other loan investors pursuant to the applicable Loan Agreement.

In the process of buying, selling and holding loans, a fund may receive and/or pay certain fees.  These fees are in addition to interest payments received and may include facility fees, commitment fees, amendment fees, commissions and prepayment penalty fees.  When a fund buys a loan it may receive a facility fee and when it sells a loan it may pay a facility fee.  On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan.  In certain circumstances, a fund may receive a prepayment penalty fee upon the prepayment of a loan by a Borrower.  Other fees received by a fund may include covenant waiver fees, covenant modification fees or other amendment fees.

Offerings of Senior Loans and other loans in which a fund may invest generally are not registered with the SEC, or any state securities commission, and are not listed on any national securities exchange.  Because there is less readily available or reliable information about most loans than is the case for many other types of securities, the Adviser will rely primarily on its own evaluation of a Borrower's credit quality rather than on any available independent sources.  Therefore, a fund investing in loans will be particularly dependent on the analytical abilities of the Adviser.  No active trading market may exist for some loans, which may make it difficult to value them.  Some loans may be subject to restrictions on resale.  In some cases, negotiations involved in disposing of indebtedness may require weeks to complete.  Any secondary market for loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability of a seller to realize full value and thus cause a material decline in a fund's net asset value.  In addition, a fund may not be able to readily dispose of its loans at prices that approximate those at which the fund could sell such loans if they were more widely-traded and, as a result of such illiquidity, the fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.  If a fund's investments are focused on loans, a limited supply or relative illiquidity of loans may adversely affect a fund's yield.

The settlements of secondary market purchases of Senior Loans in the ordinary course, on a settlement date beyond the period expected by loan market participants (i.e. T+7 for par loans and T+20 for distressed loans, in other words more than seven or twenty business days beyond the trade date, respectively), are subject to the delayed compensation mechanics prescribed by the Loan Syndications and Trading Association (''LSTA'').  For par loans, for example, income accrues to the buyer of the loan (the ''Buyer'') during the period beginning on the last date by which the loan purchase should have settled (T+7) to and including the actual settlement date.  Should settlement of a par loan purchased in the secondary market be delayed beyond the T+7 period prescribed by the LSTA, the Buyer is typically compensated for such delay through a payment from the seller of the loan (this payment may be netted from the wire released on settlement date for the purchase price of the loan paid by the Buyer).  In brief, the adjustment is typically calculated by multiplying the notional amount of the trade by the applicable margin in the Loan Agreement pro rated for the number of business days (calculated using a year of 360 days) beyond the settlement period prescribed by the LSTA, plus any amendment or consent fees that the Buyer should have received.  Furthermore, the purchase of a Senior Loan in the secondary market is typically negotiated and finalized pursuant to a binding trade confirmation, and, therefore, the risk of non-delivery of the security to the fund is reduced or eliminated.

A fund may purchase and retain in its portfolio loans where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy court proceedings or other forms of debt restructuring.  Such investments may provide opportunities for enhanced income, although they also will be subject to greater risk of loss.  At times, in connection with the restructuring of a loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, a fund may determine or be required to accept equity securities or junior credit securities in exchange for all or a portion of a loan.  A fund may from time to time participate on ad-hoc committees formed by creditors to negotiate with the management of financially troubled Borrowers and may incur legal fees as a result of such participation.  In addition, such participation may restrict the fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so.  Participation by a fund also may expose the fund to potential liabilities under bankruptcy or other laws governing the rights of creditors and debtors.

Loans are usually rated below investment grade and may also be unrated.  As a result, the risks associated with investing in loans are similar to the risks of fixed-income securities rated below investment grade, although Senior Loans are senior and secured, in contrast to other fixed-income securities rated below investment grade, which are often subordinated and/or unsecured.  Any specific collateral used to secure a loan, however, may decline in value or become illiquid, which would adversely affect the loan's value.  Loans are subject to a number of risks described elsewhere in this SAI section titled "Fixed-Income Securities," including non-payment of principal and interest, liquidity risk and the risk of investing in fixed-income securities rated below investment grade.

Investing in loans is subject to legislative risk.  If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans and other types of loans for investment by a fund may be adversely affected.  In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain issuers.  This would increase the risk of default.  If legislation or federal or state regulations require financial institutions to increase their capital requirements, this may cause financial institutions to dispose of loans that are considered highly levered transactions.  If a fund attempts to sell a loan at a time when a financial institution is engaging in such a sale, the price the fund could receive for the loan may be adversely affected.

Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders or may be unsecured.  In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan.  These loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the Borrower.  This risk is generally higher for subordinated unsecured loans or debt that is not backed by a security interest in any specific collateral.  Subordinated loans generally have greater price volatility than Senior Loans and may be less liquid.

The Adviser and/or its affiliates may participate in the primary and secondary market for loans.  Because of limitations imposed by applicable law, the presence of the Adviser and/or the Adviser's affiliates in the loan market may restrict a fund's ability to acquire certain loans, or affect the timing or price of such acquisitions.  Also, because the Adviser, in the course of investing fund assets in loans, may have access to material non-public information regarding a Borrower, the ability of a fund or funds advised by such Adviser to purchase or sell publicly-traded securities of such Borrowers may be restricted.  Conversely, because of the financial services and asset management activities of the Adviser and/or its affiliates, the Adviser may not have access to material non-public information regarding the Borrower to which other lenders have access.

Participation Interests and Assignments. Loans may be originated, negotiated and structured by a syndicate of lenders ("Co-Lenders"), consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which acts as Agent Bank.  Co-Lenders may sell such securities to third parties called "Participants."  A fund investing in such securities may participate as a Co-Lender at origination or acquire an interest in the security (a "participation interest") from a Co-Lender or a Participant.  Co-Lenders and Participants interposed between a fund and the Borrower, together with the Agent Bank(s), are referred herein as "Intermediate Participants."  A participation interest gives a fund an undivided interest in the security in the proportion that the fund's participation interest bears to the total principal amount of the security.  These instruments may have fixed, floating or variable rates of interest.

A fund may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the fund and the Borrower.  The fund would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the fund's rights against the Borrower but also for the receipt and processing of payments due to the fund under the security.  The fund would have the right to receive payments of principal, interest and any fees to which it is entitled only from the Intermediate Participant and only upon receipt of the payments from the Borrower.  The fund generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement nor any rights of set-off against the Borrower, and the fund may not directly benefit from any collateral supporting the obligation in which it has purchased the participation interest.  Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would be involved if the fund would enforce its rights directly against the Borrower.  Moreover, under the terms of a participation interest, a fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the fund may also be subject to the risk that the Intermediate Participant may become insolvent.  In the event of the insolvency of the Intermediate Participant, the fund may be treated as a general creditor of the Intermediate Participant and may not benefit from any set-off between the Intermediate Participant and the Borrower.  Certain participation interests may be structured in a manner designed to avoid purchasers being subject to the credit risk of the Intermediate Participant, but even under such a structure, in the event of the Intermediate Participant's insolvency, the Intermediate Participant's servicing of the participation interests may be delayed and the assignability of the participation interest impaired.  Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of a fund were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank's creditors.  In such case, the fund might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest.  Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

A fund may invest in the underlying loan to the Borrower through an assignment of all or a portion of such loan ("Assignments") from a third party.  When the fund purchases Assignments from Co-Lenders it will acquire direct rights against the Borrower on the loan.  Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Co-Lender.

A fund may have difficulty disposing of participation interests and Assignments because to do so it will have to sell such securities to a third party.  Because there is no established secondary market for such securities, it is anticipated that such securities could be sold only to a limited number of institutional investors.  The lack of an established secondary market may have an adverse impact on the value of such securities and the fund's ability to dispose of particular participation interests or Assignments when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the Borrower.  The lack of an established secondary market for participation interests and Assignments also may make it more difficult for the fund to assign a value to these securities for purposes of valuing the fund's portfolio and calculating its NAV.

Mortgage-Related Securities.  Mortgage-related securities are a form of derivative collateralized by pools of residential or commercial mortgages.  Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.  These securities may include complex instruments such as collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities, mortgage pass-through securities, interests in REMICs, adjustable rate mortgage loans, or other kinds of mortgage-backed securities, including those with fixed, floating and variable interest rates; interest rates based on multiples of changes in a specified index of interest rates; interest rates that change inversely to changes in interest rates; and those that do not bear interest.

Mortgage-related securities are subject to credit, prepayment and interest rate risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities.  Although certain mortgage-related securities are guaranteed by a third party (such as a U.S. Government agency or instrumentality with respect to government-related mortgage-backed securities) or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured.  Mortgage-backed securities issued by private issuers, whether or not such securities are subject to guarantees or another form of credit enhancement, may entail greater risk than securities directly or indirectly guaranteed by the U.S. Government.  The market value of mortgage-related securities depends on, among other things, the level of interest rates, the securities' coupon rates and the payment history of the mortgagors of the underlying mortgages.

Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties and to prepayment risk.  In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support.  Improved credit risk does not reduce prepayment risk, which is unrelated to the rating assigned to the mortgage-related security.  Prepayment risk may lead to pronounced fluctuations in value of the mortgage-related security.  If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting solely from changes in interest rates or from prepayments on the underlying mortgage collateral (the rates of which are highly dependent upon changes in interest rates, as discussed below).  Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss.  Because these securities may be subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such securities may be redeemed prior to their scheduled maturities or even prior to ordinary call dates.  Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period.  The ability of issuers of mortgage-backed securities to make payments depends on such factors as rental income, occupancy levels, operating expenses, mortgage default rates, taxes, government regulations and appropriation of subsidies.

Certain mortgage-related securities, such as inverse floating rate CMOs, have coupons that move inversely to a multiple of a specific index, which may result in a form of leverage.  As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates.  However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid.  For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to a fund.  Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, a fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization.  During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates.  Slower prepayments effectively may lengthen a mortgage-related security's expected maturity, which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates.  Were the prepayments on a fund's mortgage-related securities to decrease broadly, the fund's effective duration, and thus sensitivity to interest rate fluctuations, would increase.  Commercial real property loans, however, often contain provisions that reduce the likelihood that such securities will be prepaid.  The provisions generally impose significant prepayment penalties on loans and in some cases there may be prohibitions on principal prepayments for several years following origination.

Residential Mortgage-Related Securities.  Residential mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or instrumentalities, such as the GNMA, the FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), or issued by private entities, have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes.  Some mortgage-related securities have structures that make their reactions to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage-related securities issued by GNMA include Ginnie Maes which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the U.S. Government.  Ginnie Maes are created by an "issuer," which is a Federal Housing Administration ("FHA") approved mortgagee that also meets criteria imposed by GNMA.  The issuer assembles a pool of FHA, Farmers' Home Administration or Veterans' Administration ("VA") insured or guaranteed mortgages which are homogeneous as to interest rate, maturity and type of dwelling.  Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the Ginnie Maes backed by the mortgages included in the pool.  The Ginnie Maes, endorsed by GNMA, then are sold by the issuer through securities dealers.  Ginnie Maes bear a stated "coupon rate" which represents the effective FHA-VA mortgage rate at the time of issuance, less GNMA's and the issuer's fees.  GNMA is authorized under the National Housing Act to guarantee timely payment of principal and interest on Ginnie Maes.  This guarantee is backed by the full faith and credit of the U.S. Government.  GNMA may borrow Treasury funds to the extent needed to make payments under its guarantee.  When mortgages in the pool underlying a Ginnie Mae are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders.  Accordingly, the life of the Ginnie Mae is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular Ginnie Mae.  Payments to holders of Ginnie Maes consist of the monthly distributions of interest and principal less GNMA's and the issuer's fees.  The actual yield to be earned by a holder of a Ginnie Mae is calculated by dividing interest payments by the purchase price paid for the Ginnie Mae (which may be at a premium or a discount from the face value of the certificate).  Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on Ginnie Maes.

Mortgage-related securities issued by FNMA, including FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the U.S. Government.  Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA.  Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs").  Freddie Macs are not guaranteed by the U.S. Government or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank.  Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC.  FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans.  When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

In September 2008, the Treasury and the Federal Housing Finance Agency ("FHFA") announced that FNMA and FHLMC had been placed in conservatorship.  Since that time, FNMA and FHLMC have received significant capital support through Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage backed securities.  The FHFA and the U.S. Treasury (through its agreement to purchase FNMA and FHLMC preferred stock) have imposed strict limits on the size of their mortgage portfolios.  While the mortgage-backed securities purchase programs ended in 2010, the Treasury continued its support for the entities' capital as necessary to prevent a negative net worth through at least 2012.  When a credit rating agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded FNMA and FHLMC's bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities).  From the end of 2007 through the third quarter of 2012, FNMA and FHLMC required Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements.  However, they have repaid approximately $131.5 billion in dividends.  FNMA and FHLMC ended the second quarter of 2013 with positive net worth and, as a result, neither required a draw from the Treasury.  While the Treasury committed to offset negative equity at FNMA and FHLMC through its preferred stock purchases through 2012, FHFA has made projections for those purchases through 2015, predicting that cumulative Treasury draws (including dividends) at the end of 2015 could range from $191 billion to $209 billion.  Nonetheless, no assurance can be given that the Federal Reserve or the Treasury will ensure that FNMA and FHLMC remain successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.

In addition, the problems faced by FNMA and FHLMC, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policymakers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans.  The Obama Administration produced a report to Congress on February 11, 2011, outlining a proposal to wind down FNMA and FHLMC by increasing their guaranty fees, reducing their conforming loan limits (the maximum amount of each loan they are authorized to purchase), and continuing progressive limits on the size of their investment portfolio.  In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act of 2011 which, among other provisions, requires that FNMA and FHLMC increase their single-family guaranty fees by at least 10 basis points and remit this increase to the Treasury with respect to all loans acquired by FNMA or FHLMC on or after April 1, 2012 and before January 1, 2022.  Serious discussions among policymakers continue, however, as to whether FNMA and FHLMC should be nationalized, privatized, restructured or eliminated altogether.  In July 2013, the House Financial Services Committee approved the Protect American Taxpayers and Homeowners Act of 2013.  The bill, if enacted, would require FHFA to place FNMA and FHLMC into receivership within five years and repeal their corporate charters at that time, which would effectively strip them of the authority to conduct any new business.  The bill would also place restrictions on FNMA's and FHLMC's activities prior to being placed into receivership and may result in FNMA and FHLMC further increasing their guaranty fees.  FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.  Importantly, the future of FNMA and FHLMC is in serious question as the U.S. Government considers multiple options.

Commercial Mortgage-Related Securities.  Commercial mortgage-related securities generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties.  These mortgage-related securities generally are constructed to provide protection to holders of the senior classes against potential losses on the underlying mortgage loans.  This protection generally is provided by having the holders of subordinated classes of securities ("Subordinated Securities") take the first loss if there are defaults on the underlying commercial mortgage loans.  Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization.  Commercial lending, however, generally is viewed as exposing the lender to a greater risk of loss than one- to four-family residential lending.  Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans.  In addition, the repayment of loans secured by income-producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom.  Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than those secured by loans on residential properties.  The risks that recovery or repossessed collateral might be unavailable or inadequate to support payments on commercial mortgage-related securities may be greater than is the case for non-multifamily residential mortgage-related securities.

Subordinated Securities.  Subordinated Securities, including those issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers, have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages.  The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities.  On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgages.  Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

Collateralized Mortgage Obligations (CMOs) and Multi-Class Pass-Through-Securities.  CMOs are multiclass bonds backed by pools of mortgage pass-through certificates or mortgage loans.  CMOs may be collateralized by:  (1) Ginnie Mae, Fannie Mae, or Freddie Mac pass-through certificates; (2) unsecuritized mortgage loans insured by the FHA or guaranteed by the Department of Veterans' Affairs; (3) unsecuritized conventional mortgages; (4) other mortgage-related securities; or (5) any combination thereof.

Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date.  Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates.  The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways.  One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index or market rate, such as LIBOR (or sometimes more than one index).  These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon.  Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index or market rate such as LIBOR.  Accordingly, the coupon rate thereon will increase as interest rates decrease.  Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs.

Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes.  The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor.  Inverse floating rate CMOs based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal.  The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin.  The ability of a fund to dispose of positions in such securities will depend on the degree of liquidity in the markets for such securities.  It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.  It should be noted that inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal.

As CMOs have evolved, some classes of CMO bonds have become more prevalent. The planned amortization class ("PAC") and targeted amortization class ("TAC"), for example, were designed to reduce prepayment risk by establishing a sinking-fund structure. PAC and TAC bonds assure to varying degrees that investors will receive payments over a predetermined period under varying prepayment scenarios. Although PAC and TAC bonds are similar, PAC bonds are better able to provide stable cash flows under various prepayment scenarios than TAC bonds because of the order in which these tranches are paid.

Stripped Mortgage-Backed Securities.  Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments.  Mortgage securities may be partially stripped so that each investor class receives some interest and some principal.  When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security ("IO") and all of the principal is distributed to holders of another type of security known as a principal-only security ("PO").  IOs and POs can be created in a pass-through structure or as tranches of a CMO.  The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets.  If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may not fully recoup its initial investment in IOs.  Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

Adjustable-Rate Mortgage Loans ("ARMs").  ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time, generally for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments.  Thereafter, the interest rates are subject to periodic adjustment based on changes in an index.  ARMs typically have minimum and maximum rates beyond which the mortgage interest rate may not vary over the lifetime of the loans.  Certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period.  Negatively amortizing ARMs may provide limitations on changes in the required monthly payment.  Limitations on monthly payments can result in monthly payments that are greater or less than the amount necessary to amortize a negatively amortizing ARM by its maturity at the interest rate in effect during any particular month.

Private Entity Securities.  Mortgage-related securities may be issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers.  Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance.  The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers.  There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss.  No insurance or guarantee covers a fund or the price of a fund's shares.  Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

Other Mortgage-Related Securities.  Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including a CMO tranche which collects any cash flow from collateral remaining after obligations to the other tranches have been met.  Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Asset-Backed Securities.  Asset-backed securities are a form of derivative instrument.  Non-mortgage asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans, receivables or other assets.  Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements.  The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities, including the issuance of securities in senior and subordinated classes (see "Mortgage-Related Securities—Commercial Mortgage-Related Securities" and "—Subordinated Securities" above).  These securities include debt securities and securities with debt-like characteristics.  The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables.  Other types of asset-backed securities may be developed in the future.  The purchase of non-mortgage asset-backed securities raises considerations peculiar to the financing of the instruments underlying such securities.

Asset-backed securities present certain risks of mortgage-backed securities, such as prepayment risk, as well as risks that are not presented by mortgage-backed securities.  Primarily, these securities may provide a less effective security interest in the related collateral than do mortgage-backed securities.  Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

Collateralized Debt Obligations.  Collateralized debt obligations ("CDOs") are securitized interests in pools of—generally non-mortgage—assets.  Assets called collateral usually are comprised of loans or other debt instruments.  A CDO may be called a collateralized loan obligation (CLO) or collateralized bond obligation (CBO) if it holds only loans or bonds, respectively.  Investors bear the credit risk of the collateral.  Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics.  Tranches are categorized as senior, mezzanine and subordinated/equity, according to their degree of credit risk.  If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches.  Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa.  The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

Municipal Securities.

Municipal Securities Generally.  "Municipal securities" are debt securities or other obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities, the interest from which generally is, in the opinion of bond counsel to the issuer, exempt from federal and, with respect to municipal securities in which certain funds invest, the personal income taxes of a specified state (referred to in this SAI as Municipal Bonds, Municipal Obligations, State Municipal Bonds or State Municipal Obligations, as applicable—see "Glossary" below).  Municipal securities generally include debt obligations issued to obtain funds for various public purposes and include certain industrial development bonds issued by or on behalf of public authorities.  Municipal securities are classified as general obligation bonds, revenue bonds and notes.  General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.  Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power.  Tax-exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.  Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond issuance, collection of taxes or receipt of other revenues.  Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes.  These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt.  In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.   Municipal securities include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities.

A fund's investments in municipal securities may include investments in U.S. territories or possessions such as Puerto Rico, the U.S. Virgin Islands, Guam and the Northern Mariana Islands.  A fund's investments in a territory or possession could be affected by economic, legislative, regulatory or political developments affecting issuers in the territory or possession.  For example, Puerto Rico, like many other states and U.S. municipalities, experienced a significant downturn during the recent recession and continues to face significant fiscal challenges, including persistent government deficits, underfunded public pensions, sizable debt service obligations and a high unemployment rate.  As a result, many ratings organizations have downgraded a number of securities issued in Puerto Rico or placed them on "negative watch."  If the economic situation in Puerto Rico persists or worsens, the volatility, credit quality and performance of a fund holding securities of issuers in Puerto Rico could be adversely affected.

Municipal securities bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the municipal security's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum.  Certain municipal securities are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal security and purchased and sold separately.  The purchase of call options on specific municipal securities may protect a fund from the issuer of the related municipal security redeeming, or other holder of the call option from calling away, the municipal security before maturity.  The sale by a fund of a call option that it owns on a specific municipal security could result in the receipt of taxable income by the fund.

The municipal securities market is not subject to the same level of regulation as other sectors of the U.S. capital markets due to broad exemptions under the federal securities laws for municipal securities.  As a result, there may be less disclosure, including current audited financial information, available about municipal issuers than is available for issuers of securities registered under the Securities Act.

For a fund that invests less than 50% of its assets in municipal securities, dividends received by shareholders on fund shares which are attributable to interest income received by the fund from municipal securities generally will be subject to federal income tax.  While, in general, municipal securities are tax exempt securities having relatively low yields as compared to taxable, non-municipal securities of similar quality, certain municipal securities are taxable obligations, offering yields comparable to, and in some cases greater than, the yields available on other permissible investments.

For the purpose of diversification under the 1940 Act, the identification of the issuer of municipal securities depends on the terms and conditions of the security.  When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer.  Similarly, in the case of an industrial development bond, if the bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer.  If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and would be treated as an issue of such government or other entity.

Municipal securities include certain private activity bonds (a type of revenue bond issued by or on behalf of public authorities to raise money to finance various privately operated or public facilities and for which the payment of principal and interest is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment), the income from which is subject to AMT.  Taxable municipal securities also may include remarketed certificates of participation.  Certain funds may invest in these municipal securities if the Adviser determines that their purchase is consistent with a fund's investment objective.  A municipal or other tax-exempt fund that invests substantially all of its assets in Municipal Bonds may invest more than 25% of the value of the fund's total assets in Municipal Bonds which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities (e.g., securities the interest upon which is paid from revenues of similar types of projects, or securities whose issuers are located in the same state).  A fund that so invests its assets may be subject to greater risk as compared to municipal or other tax-exempt funds that do not follow this practice.

Municipal securities may be repayable out of revenue streams generated from economically related projects or facilities or whose issuers are located in the same state.  Sizable investments in these securities could increase risk to a fund should any of the related projects or facilities experience financial difficulties.  An investment in a fund that focuses its investments in securities issued by a particular state or entities within that state may involve greater risk than investments in certain other types of municipal funds.  You should consider carefully the special risks inherent in a fund's investment in such municipal securities.  If applicable, you should review the information in "Risks of Investing in State Municipal Securities" in Part II of this SAI, which provides a brief summary of special investment considerations and risk factors relating to investing in municipal securities of a specific state.

The yields on municipal securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the municipal securities market, size of a particular offering, maturity of the obligation and rating of the issue. The achievement of the investment objective of a municipal or other tax-exempt fund is dependent in part on the continuing ability of the issuers of municipal securities in which the fund invests to meet their obligations for the payment of principal and interest when due.  Municipal securities historically have not been subject to registration with the SEC, although there have been proposals which would require registration in the future.  Issuers of municipal securities, like issuers of corporate securities, may declare bankruptcy, and obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors.  Many such bankruptcies historically have been of smaller villages, towns, cities and counties, but in November 2011 Jefferson County, Alabama (the state's most populous county) became the subject of the largest municipal bankruptcy ever in the U.S., at over $4 billion in total indebtedness, surpassing in size the 1994 bankruptcy of Orange County, California.  In addition, Harrisburg, Pennsylvania (the state's capital) filed for bankruptcy in October 2011.  Stockton, California also filed for bankruptcy in July 2012, making it the largest U.S. city in history to file for bankruptcy.  The obligations of municipal issuers may become subject to laws enacted in the future by Congress or state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes.  There is also the possibility that, as a result of litigation or other conditions, the ability of any municipal issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

Certain provisions in the Code relating to the issuance of municipal securities may reduce the volume of municipal securities qualifying for federal tax exemption.  One effect of these provisions could be to increase the cost of the municipal securities available for purchase by a fund and thus reduce available yield.  Shareholders should consult their tax advisors concerning the effect of these provisions on an investment in such a fund.  Proposals that may restrict or eliminate the income tax exemption for interest on municipal securities may be introduced in the future.  If any such proposal were enacted that would reduce the availability of municipal securities for investment by a fund so as to adversely affect fund shareholders, the fund would reevaluate its investment objective and policies and submit possible changes in the fund's structure to shareholders for their consideration.  If legislation were enacted that would treat a type of municipal securities as taxable, a fund would treat such security as a permissible Taxable Investment or, with respect to a money market fund, Money Fund Taxable Investment (in each case, as discussed below), within the applicable limits set forth herein.

Instruments Related to Municipal Securities.  The following is a description of certain types of investments related to municipal securities in which some funds may invest.  A fund's use of certain of the investment techniques described below may give rise to taxable income.

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Floating and Variable Rate Demand Notes and Bonds.  Floating and variable rate demand notes and bonds are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals.  Variable rate demand notes include master demand notes.  See "Fixed-Income Securities—Variable and Floating Rate Securities" above.

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Tax Exempt Participation Interests.  A participation interest in municipal securities (such as industrial development bonds and municipal lease/purchase agreements) purchased from a financial institution gives a fund an undivided interest in the municipal security in the proportion that the fund's participation interest bears to the total principal amount of the municipal security.  These instruments may have fixed, floating or variable rates of interest and generally will be backed by an irrevocable letter of credit or guarantee of a bank.  For certain participation interests, a fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the fund's participation interest in the municipal security, plus accrued interest.  As to these instruments, a fund intends to exercise its right to demand payment only upon a default under the terms of the municipal security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.  See also "Fixed-Income Securities—Participation Interests and Assignments" above.

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Municipal Lease Obligations.   Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with general obligation or revenue bonds.  Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt.  Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation.  However, lease obligations in which a fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis.  Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.  Certain lease obligations may be considered illiquid.  Determination as to the liquidity of such securities is made in accordance with guidelines established by the board.  Pursuant to such guidelines, the board has directed the Adviser to monitor carefully a fund's investment in such securities with particular regard to:  (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as the Adviser may deem relevant.  In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the board has directed the Adviser to consider:  (1) whether the lease can be canceled; (2) what assurance there is that the assets represented by the lease can be sold; (3) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of non-appropriation"); (5) the legal recourse in the event of failure to appropriate; and (6) such other factors concerning credit quality as the Adviser may deem relevant.

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Tender Option Bonds.  A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof.  As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination.  Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate.  In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal security and for other reasons.  The funds expect to be able to value tender option bonds at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.  The quality of the underlying creditor or of the third party provider of the tender option, as the case may be, as determined by the Adviser, must be equivalent to the quality standard prescribed for the fund.  In addition, the Adviser monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations.

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Pre-Refunded Municipal Securities.  The principal and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities.  Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities.  The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities.  Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to bonds that are not yet subject to call or redemption by the issuer.  For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities.  However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

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Mortgage-Related and Asset-Backed Municipal Securities.  Mortgage-backed municipal securities are municipal securities of issuers that derive revenues from mortgage loans on multiple family residences, retirement housing or housing projects for low- to moderate-income families.  Certain of such securities may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries.  Non-mortgage asset-based securities are securities issued by special purpose entities whose primary assets consist of a pool of loans, receivables or other assets.  See "Fixed-Income Securities—Mortgage-Related Securities" and "Fixed-Income Securities—Asset-Backed Securities" above.

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Custodial Receipts.  Custodial receipts represent the right to receive certain future principal and/or interest payments on municipal securities which underlie the custodial receipts.  A number of different arrangements are possible.  A fund also may purchase directly from issuers, and not in a private placement, municipal securities having characteristics similar to custodial receipts.  These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor.  See "Derivatives—Custodial Receipts" below.

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Indexed and Inverse Floating Rate Municipal Securities.  Indexed rate municipal securities are securities that pay interest or whose principal amount payable upon maturity is based on the value of an index of interest rates.  Interest and principal payable on certain securities also may be based on relative changes among particular indexes.  So-called "inverse floating obligations" or "residual interest bonds" ("inverse floaters") are derivative instruments created by depositing municipal securities in a trust which divides the bond's income stream into two parts:  (1) a short-term variable rate demand note; and (2) a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses.  The interest rate on the inverse floater varies inversely with a floating rate (which may be reset periodically by a "Dutch" auction, a remarketing agent or by reference a short-term tax-exempt interest rate index), usually moving in the opposite direction as the interest on the variable rate demand note.

A fund may either participate in structuring an inverse floater or purchase an inverse floater in the secondary market.  When structuring an inverse floater, a fund will transfer to a trust fixed rate municipal securities held in the fund's portfolio.  The trust then typically issues the inverse floaters and the variable rate demand notes that are collateralized by the cash flows of the fixed rate municipal securities.  In return for the transfer of the municipal securities to the trust, the fund receives the inverse floaters and cash associated with the sale of the notes from the trust.  For accounting purposes, a fund treats these transfers as part of a secured borrowing or financing transaction (not a sale), and the interest payments and related expenses due on the notes issued by the trusts and sold to third parties as expenses and liabilities of the fund.  Inverse floaters purchased in the secondary market are treated as the purchase of a security and not as a secured borrowing or financing transaction.  Synthetically created inverse floating rate bonds evidenced by custodial or trust receipts are securities that have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes in market interest rates at a rate that is a multiple of the rate at which fixed rate securities increase or decrease in response to such changes.

An investment in inverse floaters may involve greater risk than an investment in a fixed rate municipal security.  Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed rate municipal security.  Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to a fund when short-term interest rates rise, and increase the interest paid to the fund when short-term interest rates fall.  Investing in inverse floaters involves leveraging which may magnify the fund's gains or losses.  Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate municipal securities with comparable credit quality, coupon, call provisions and maturity.  These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time.  Investments in inverse floaters may be illiquid.

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Zero Coupon, Pay-In-Kind and Step-Up Municipal Securities.  Zero coupon municipal securities are issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date. Zero coupon securities also may take the form of municipal securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interest in such stripped debt obligations and coupons. Pay-in-kind municipal securities generally pay interest through the issuance of additional securities. Step-up municipal securities typically do not pay interest for a specified period of time and then pay interest at a series of different rates.  See "Fixed-Income Securities—Zero Coupon, Pay-In-Kind and Step-Up Securities."

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Special Taxing Districts.  Some municipal securities may be issued in connection with special taxing districts.  Special taxing districts are organized to plan and finance infrastructure development to induce residential, commercial and industrial growth and redevelopment.  The bond financing methods, such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.  They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds.  Further, the fees, special taxes or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees.  The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

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Stand-By Commitments.  Under a stand-by commitment, a fund obligates a broker, dealer or bank to repurchase, at the fund's option, specified securities at a specified price prior to such securities' maturity date and, in this respect, stand-by commitments are comparable to put options.  The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand.  The funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.  A fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying municipal security and similarly decreasing such security's yield to investors.  Gains realized in connection with stand-by commitments will be taxable.  For a fund that focuses its investments in New Jersey Municipal Bonds, the fund will acquire stand-by commitments only to the extent consistent with the requirements for a "qualified investment fund" under the New Jersey Gross Income Tax Act.

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Structured Notes.  Structured notes typically are purchased in privately negotiated transactions from financial institutions and, therefore, may not have an active trading market.  When a fund purchases a structured note, it will make a payment of principal to the counterparty.  Some structured notes have a guaranteed repayment of principal while others place a portion (or all) or the principal at risk.  The possibility of default by the counterparty or its credit provider may be greater for structured notes than for other types of money market instruments.

Taxable Investments (municipal or other tax-exempt funds only).  From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, a fund may invest in taxable short-term investments (Taxable Investments, as defined in Part II of this SAI under "Investments, Investments Techniques and Risks").  Dividends paid by a fund that are attributable to income earned by the fund from Taxable Investments will be taxable to investors.  When a fund invests for temporary defensive purposes, it may not achieve its investment objective(s).

Funding Agreements.  In a funding agreement (sometimes referred to as a Guaranteed Interest Contract or "GIC"), a fund contributes cash to a deposit fund of an insurance company's general account, and the insurance company then credits the fund, on a monthly basis, guaranteed interest that is based on an index.  This guaranteed interest will not be less than a certain minimum rate.  Because the principal amount of a funding agreement may not be received from the insurance company on seven days' notice or less, the agreement is considered to be an illiquid investment.

Real Estate Investment Trusts (REITs)

A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code.  The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes.  To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs and hybrid REITs.  Equity REITs invest primarily in the fee ownership or leaseshold ownership of land and buildings and derive their income primarily from rental income.  Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value.  Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower.  Mortgage REITs derive their income from interest payments on such loans.  Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.  The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill.  They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

Money Market Instruments

When the Adviser determines that adverse market conditions exist, a fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, including U.S. Government securities, bank obligations, repurchase agreements and commercial paper.  During such periods, the fund may not achieve its investment objective(s).  A fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government securities) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

Bank Obligations.  See "Bank Obligations" below under "Money Market Funds."

Repurchase Agreements.  See "Repurchase Agreements" below under "Money Market Funds."

Commercial Paper.  Commercial paper represents short-term, unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies used to finance short-term credit needs and may consist of U.S. dollar-denominated obligations of domestic issuers and foreign currency-denominated obligations of domestic or foreign issuers.  Commercial paper may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank.  Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject.

Foreign Securities

Foreign securities include the securities of companies organized under the laws of countries other than the United States and those issued or guaranteed by governments other than the U.S. Government or by foreign supranational entities.  They also include securities of companies whose principal trading market is in a country other than the United States or of companies (including those that are located in the United States or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a majority of their assets outside the United States.  They may be traded on foreign securities exchanges or in the foreign over-the-counter markets.  Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.  Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.  Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries.  There is no assurance that these commitments will be undertaken or complied with in the future.

Investing in the securities of foreign issuers, as well as instruments that provide investment exposure to foreign securities and markets, involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers.  Investments in foreign issuers may be affected by changes in currency rates (i.e., affecting the value of assets as measured in U.S. dollars), changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage).  A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security.  A change in the value of such foreign currency against the U.S. dollar also will result in a change in the amount of income available for distribution.  If a portion of a fund's investment income may be received in foreign currencies, such fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the fund will absorb the cost of currency fluctuations.  After the fund has distributed income, subsequent foreign currency losses may result in the fund having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.  In addition, if the exchange rate for the currency in which a fund receives interest payments declines against the U.S. dollar before such income is distributed as dividends to shareholders, the fund may have to sell portfolio securities to obtain sufficient cash to enable the fund to pay such dividends.  Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets, and foreign custodial costs are higher than domestic custodial costs.  In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign securities markets generally are not as developed or efficient as those in the United States.  Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers.  Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

Because evidences of ownership of foreign securities usually are held outside the United States, additional risks of investing in foreign securities include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions that might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage, exchange control regulations or otherwise.  Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when shareholders have no access to the fund.

Emerging Markets.  The risks associated with investing in foreign securities are often heightened for investments in emerging market countries.  These heightened risks include:  (1) greater risks of expropriation, confiscatory taxation and nationalization, and less social, political and economic stability; (2) the small size of the markets for securities of emerging market issuers and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (3) certain national policies which may restrict the investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (4) the absence of developed legal structures governing private or foreign investment and private property.  The purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors.  In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of a fund, its Adviser and its affiliates and their respective clients and other service providers.  A fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.  These limitations may have a negative impact on the fund's performance and may adversely affect the liquidity of the fund's investment to the extent that it invests in certain emerging market countries.  In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar.  Further, certain emerging market countries' currencies may not be internationally traded.  Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar.  If a fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the fund's NAV will be adversely affected.  Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, adverse effects on the economies and securities markets of certain of these countries.

Brazil.  A fund that invests significantly in Brazilian securities or currency will be subject to certain political, economic, legal and currency risks which have contributed to a high level of price volatility in the Brazilian equity and currency markets and could adversely affect investments in the fund.  Brazil is dependent upon commodity prices and international trade and suffers from high inflation rates.  Brazil continues to suffer from chronic structural public sector deficits.  Disparities of wealth, the pace and success of democratization and capital market development, and ethnic and racial disaffection have led to social and labor unrest, and violence.  Unanticipated political or social developments may result in sudden and significant investment losses.

The Brazilian government has exercised, and continues to exercise, significant influence over the Brazilian economy, which may have significant effects on Brazilian companies and on market conditions and prices of Brazilian securities.  The Brazilian economy has been characterized by frequent, and occasionally drastic, intervention by the Brazilian government.  The Brazilian government has often changed monetary, taxation, credit, tariff and other policies to influence the core of Brazil's economy.  The Brazilian government's actions to control inflation and affect other economic policies have often involved, among others, the setting of wage and price controls, blocking access to bank accounts, fluctuation of the base interest rates, imposing exchange controls and limiting imports into Brazil.

Brazil has historically experienced high rates of inflation and may continue to do so in the future.  An increase in prices for commodities, the depreciation of the Brazilian currency (the real) and future government measures seeking to maintain the value of the real in relation to the U.S. dollar may trigger increases in inflation in Brazil and may slow the rate of growth of the Brazilian economy.  Inflationary pressures also may limit the ability of certain Brazilian issuers to access foreign financial markets and may lead to further government intervention in the economy, including the introduction of government policies that may adversely affect the overall performance of the Brazilian economy, which in turn could adversely affect a fund's investments.  Furthermore, the depreciation of the real relative to the U.S. dollar could create additional inflationary pressures in Brazil and lead to increases in interest rates, which may adversely affect the Brazilian economy as a whole.  Conversely, appreciation of the real relative to the U.S. dollar may lead to the deterioration of Brazil's current account and balance of payments as well as limit the growth of exports.

The market for Brazilian securities is influenced by the flow of international capital, and economic and market conditions of certain countries, especially emerging market countries in Central and South America.  Adverse economic conditions or developments in other emerging market countries have at times significantly affected the availability of credit in the Brazilian economy and resulted in considerable outflows of funds and declines in the amount of foreign currency invested in Brazil.  Crises in other emerging market countries also may increase investors' risk aversion, which may adversely impact the market value of the securities issued by Brazilian companies, including securities in which a fund may invest.

Investments in Brazilian securities may be subject to certain restrictions on foreign investment.  Brazilian law provides that whenever a serious imbalance in Brazil's balance of payments exists or is anticipated, the Brazilian government may impose temporary restrictions on the remittance to foreign investors of the proceeds of their investment in Brazil and on the conversion of Brazilian currency into foreign currency.  The likelihood of such restrictions may be affected by the extent of Brazil's foreign currency reserves, the availability of sufficient foreign currency in the foreign exchange markets on the date a payment is due, the size of Brazil's debt service burden relative to the economy as a whole and political constraints to which Brazil may be subject.

Certain Asian Emerging Market Countries.  The performance of a fund that concentrates its investments in Asian emerging market countries is expected to be closely tied to social, political and economic conditions within Asia and to be more volatile than the performance of more geographically diversified funds.  Many Asian economies are characterized by over-extension of credit, frequent currency fluctuation, devaluations and restrictions, rising unemployment, rapid fluctuations in inflation, reliance on exports and less efficient markets.  Currency devaluation in one Asian country can have a significant effect on the entire region.  The legal systems in many Asian countries are still developing, making it more difficult to obtain and/or enforce judgments.

Furthermore, increased political and social unrest in some Asian countries could cause economic and market uncertainty throughout the region.  The auditing and reporting standards in some Asian emerging market countries may not provide the same degree of shareholder protection or information to investors as those in developed countries.  In particular, valuation of assets, depreciation, exchange differences, deferred taxation, contingent liability and consolidation may be treated differently than under the auditing and reporting standards of developed countries.

Certain Asian emerging market countries are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of securities transactions, and in interpreting and applying the relevant law and regulations.  The securities industries in these countries are comparatively underdeveloped.  Stockbrokers and other intermediaries in Asian emerging market countries may not perform as well as their counterparts in the United States and other more developed securities markets.  Certain Asian emerging market countries may require substantial withholding on dividends paid on portfolio securities and on realized capital gains.  There can be no assurance that repatriation of the fund's income, gains or initial capital from these countries can occur.

India.  Investments in India involve certain risks and special considerations.  Such risks include but are not limited to:  (a) social, economic and political uncertainty, including war; (b) the ability to sustain strong economic growth; (c) greater price fluctuations and market volatility; (d) less liquidity and smaller capitalization of securities markets; (e) currency exchange rate fluctuations; (f) interest rate fluctuations; (g) government involvement in and control over the economy; (h) government decisions to discontinue support of economic reform programs; (i) differences in accounting, auditing and financial reporting standards; and (j) the availability and effectiveness of the Indian legal system.  A fund that invests predominantly in the securities of Indian issuers may be subject to increased liquidity risks.  This could inhibit the fund's ability to meet a large number of shareholder redemption requests in the event of economic, political or religious turmoil in India or neighboring regions or deterioration in relations between the United States and India.

Political, economic and social factors, changes in Indian law or regulations and the status of India's relations with other countries may adversely affect the value of a fund's assets.  Certain developments (such as the possibility of nationalization, expropriations or taxation amounting to confiscation, political changes, governmental regulation, social instability, diplomatic disputes or other similar developments), which are beyond the control of a fund and the Adviser, could adversely affect the fund's performance.

India's political, social and economic stability is related to its developing status.  Although India has experienced significant growth and is projected to undergo significant growth in the future, there can be no assurance that such growth will continue.  Future actions of the Indian central government or the respective Indian state governments could have a significant effect on the Indian economy, which could adversely affect private sector companies, market conditions and prices and the performance of a fund's investments in India.  The occurrence of social unrest or external tensions could adversely affect India's political and economic stability and, consequently, adversely affect a fund's performance.

India is a country that comprises diverse religious and ethnic groups.  It is the world's most populous democracy and has a well-developed political system.  Ethnic issues and border disputes, however, have given rise to ongoing tension in the relations between India and Pakistan, particularly over the region of Kashmir.  In addition, cross-border terrorism could weaken regional stability in South Asia, thereby hurting investor sentiment.  The Indian government has confronted separatist movements in several Indian states.  If the Indian government is unable to control the violence and disruption associated with these tensions, the results could destabilize the economy and, consequently, adversely affect a fund's investments.

While fiscal and legislative reforms have led to economic liberalization and stabilization in India over the past fifteen years, the possibility that these reforms may be halted or reversed could significantly and adversely affect the value of investments in India.  A fund's investments in India could also be adversely affected by changes in laws and regulations or the interpretations thereof, including those governing foreign direct investment, anti-inflationary measures, laws governing rates and methods of taxation, and restrictions on currency conversion, imports and sources of supplies.

Although the Indian primary and secondary equity markets have grown rapidly over the last few years and the clearing, settlement and registration systems available to effect trades on the Indian stock markets have improved, these processes may still not be on par with those in more developed markets.  The securities markets in India are substantially smaller, less liquid and more volatile than the major securities markets in the United States.  The securities industry in India is comparatively underdeveloped, which may result in difficulties relating to settlement and recording of transactions and in interpreting and applying relevant securities laws and regulations.  The Indian stock exchanges have been subject to broker defaults, failed trades and settlement delays in the past.

Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree.  In addition, the availability of financial instruments with exposure to Indian financial markets may be substantially limited by the restrictions on Foreign Institutional Investors ("FIIs"), such as Dreyfus, and sub-accounts.  Only registered FIIs and sub-accounts and non-Indian mutual funds that comply with certain statutory conditions may make direct portfolio investments in exchange-traded Indian securities.  FIIs and their sub-accounts are required to register with and be approved by the Securities and Exchange Board of India ("SEBI"), and must continue to satisfy certain requirements imposed by SEBI.  There can be no guarantee that Dreyfus or a fund will satisfy these requirements to continue their FII and sub-account status, respectively.  FIIs and their sub-accounts are required to observe certain investment restrictions which may limit a fund's ability to invest in issuers or to fully pursue its investment objective.  Income, gains and initial capital with respect to such investments are freely repatriable, subject to payment of applicable Indian taxes.  India's guidelines under which foreign investors may invest in Indian securities are new and evolving.  There can be no assurance that these foreign investment or exchange control regimes will not change in a way that makes it more difficult or impossible for a fund to implement its investment strategy or repatriate its income, gains and initial capital from India.

The Adviser will take into account the effects on returns of local taxation.  India may require withholding on dividends paid on portfolio securities and on realized capital gains.  In the past, these taxes have sometimes been substantial.  There can be no assurance that restrictions on repatriation of a fund's income, gains or initial capital from India will not occur.

A high proportion of the shares of many Indian issuers are held by a limited number of persons and financial institutions, which may limit the number of shares available for investment.  In addition, further issuances, or the perception that such issuances may occur, of securities by Indian issuers in which a fund has invested could dilute the earnings per share of the fund's investment and could adversely affect the market price of such securities.  Sales of securities by such issuer's major shareholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities and, in turn, a fund's investment.  Moreover, a limited number of issuers represent a disproportionately large percentage of market capitalization and trading value in India.

The ability of a fund to invest in Indian securities, exchange Indian rupees into U.S. dollars and repatriate investment income, capital and proceeds of sales realized from their investments in Indian securities is subject to the Indian Foreign Exchange Management Act, 1999, and the rules, regulations and notifications issued thereunder.  There can be no assurance that the Indian government in the future, whether for purposes of managing its balance of payments or for other reasons, will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to foreign institutional investors in such a way that may adversely affect the ability of a fund to repatriate its income and capital.  If for any reason a fund is unable, through borrowing or otherwise, to distribute an amount equal to substantially all of its investment company taxable income (as defined for U.S. tax purposes, without regard to the deduction for dividends paid) within the applicable time periods, the fund would cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Code.

Depositary Receipts and New York Shares.  Securities of foreign issuers in the form of ADRs, EDRs and GDRs and other forms of depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted.  ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.  EDRs are receipts issued in Europe, and GDRs are receipts issued outside the United States typically by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities.  Generally, ADRs in registered form are designed for use in the U.S. securities markets, EDRs in bearer form are designed for use in Europe, and GDRs in bearer form are designed for use outside the United States.  New York Shares are securities of foreign companies that are issued for trading in the United States.  New York Shares are traded in the United States on national securities exchanges or in the over-the-counter market.

Depositary receipts may be purchased through "sponsored" or "unsponsored" facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary.  A depositary may establish an unsponsored facility without participation by the issuer of the deposited security.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.  Purchases or sales of certain ADRs may result, indirectly, in fees being paid to the Depositary Receipts Division of The Bank of New York Mellon, an affiliate of the Manager, by brokers executing the purchases or sales.

Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not subject to many of the special considerations and risks discussed in the prospectus and this SAI that apply to foreign securities traded and held abroad.  A U.S. dollar investment in ADRs or shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer.

Sovereign Debt Obligations.  Investments in sovereign debt obligations involve special risks which are not present in corporate debt obligations.  The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a fund may have limited recourse in the event of a default.  During periods of economic uncertainty, the market prices of sovereign debt, and the NAV of a fund, to the extent it invests in such securities, may be more volatile than prices of U.S. debt issuers.  In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints.  Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt.  The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

Moreover, no established secondary markets may exist for many of the sovereign debt obligations in which a fund may invest.  Reduced secondary market liquidity may have an adverse effect on the market price and a fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer.  Reduced secondary market liquidity for certain sovereign debt obligations also may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing its portfolio.  Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices of actual sales.

Sovereign Debt Obligations of Emerging Market Countries.  Investing in foreign government obligations and the sovereign debt of emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located.  The ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country.  Certain countries in which a fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment.  Many of these countries also are characterized by political uncertainty or instability.  Additional factors which may influence the ability or willingness to service debt include a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.  The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves.  A governmental obligor may default on its obligations.  If such an event occurs, a fund may have limited legal recourse against the issuer and/or guarantor.  In some cases, remedies must be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country.  In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.  Sovereign obligors in emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions.  These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.  Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below), and obtaining new credit to finance interest payments.  Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers.  There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the fund's holdings.  Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries.  There is no assurance that these commitments will be undertaken or complied with in the future.

Brady Bonds.  "Brady Bonds" are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.  In light of the history of defaults of countries issuing Brady Bonds on their commercial bank loans, investments in Brady Bonds may be viewed as speculative.  Brady Bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily in U.S. dollars) and are actively traded in over-the-counter secondary markets.  Brady Bonds with no or limited collateralization of interest or principal payment obligations have increased credit risk, and the holders of such bonds rely on the willingness and ability of the foreign government to make payments in accordance with the terms of such Brady Bonds.  U.S. dollar-denominated collateralized Brady Bonds, which may be fixed rate bonds or floating rate bonds, generally are collateralized by Treasury zero coupon bonds having the same maturity as the Brady Bonds.  One or more classes of securities ("structured securities") may be backed by, or represent interests in, Brady Bonds.  The cash flow on the underlying instruments may be apportioned among the newly-issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.  See "Derivatives—Structured Securities" below.

Eurodollar and Yankee Dollar Investments.  Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars generally held in banks outside the United States, primarily in Europe.  Yankee Dollar instruments are U.S. dollar-denominated bonds typically issued in the United States by foreign governments and their agencies and foreign banks and corporations.  Eurodollar Certificates of Deposit are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks; Eurodollar Time Deposits are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or in a foreign bank; and Yankee Certificates of Deposit are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States.  These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Investment Companies

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, limits a fund's investment in securities issued by registered and unregistered investment companies, including exchange-traded funds (discussed below), subject to certain exceptions (including those that apply for a Fund of Funds' investment in Underlying Funds), currently is limited to:  (1) 3% of the total voting stock of any one investment company; (2) 5% of the fund's total assets with respect to any one investment company; and (3) 10% of the fund's total assets in the aggregate.  As a shareholder of another investment company, a fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees.  These expenses would be in addition to the advisory fees and other expenses that the fund bears directly in connection with its own operations.  A fund also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the fund's securities lending program, in shares of one or more money market funds advised by the Manager.  Such investments will not be subject to the limitations described above.

Private Investment Funds.  As with investments in registered investment companies, if a fund invests in a private investment fund, such as a "hedge fund" or private equity fund, the fund will be charged its proportionate share of the advisory fees, including any incentive compensation and other operating expenses, of the private investment fund. These fees, which can be substantial, would be in addition to the advisory fees and other operating expenses incurred by the fund. In addition, private investment funds are not registered with the SEC and may not be registered with any other regulatory authority. Accordingly, they are not subject to certain regulatory requirements and oversight to which registered issuers are subject. There may be very little public information available about their investments and performance. Moreover, because sales of shares of private investment funds are generally restricted to certain qualified purchasers, such shares may be illiquid and it could be difficult for the fund to sell its shares at an advantageous price and time. Finally, because shares of private investment funds are not publicly traded, a fair value for the fund's investment in these companies typically will have to be determined under policies approved by the board.

Exchange-Traded Funds (ETFs)

Although certain ETFs are actively managed, most ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities or commodities of a benchmark index.  These ETFs may include S&P Depositary Receipts ("SPDRs"), DIAMONDS, Nasdaq-100 Index Tracking Stock (also referred to as "Nasdaq-100 Shares") and iShares exchange-traded funds ("iShares"), such as iShares Russell 2000 Growth Index Fund.  ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities or commodities.  For an ETF designed to correspond to a securities index benchmark, the ETF's portfolio typically consists of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index.  The benchmark indexes of SPDRs, DIAMONDS and Nasdaq-100 Shares are the S&P 500 Stock Index, the Dow Jones Industrial Average and the Nasdaq-100 Index, respectively.  The benchmark index for iShares varies, generally corresponding to the name of the particular iShares fund.  ETFs are listed on an exchange, and shares are generally purchased and sold in the secondary market at market price.  At times, the market price may be at a premium or discount to the ETF's NAV.  Because shares of ETFs trade on an exchange, they may be subject to trading halts on the exchange.

The values of ETFs are subject to change as the values of their respective component securities or commodities fluctuate according to market volatility.  Investments in ETFs that are designed to correspond to an index of securities involve certain inherent risks generally associated with investments in a portfolio of such securities, including the risk that the general level of securities prices may decline, thereby adversely affecting the value of ETFs invested in by a fund.  Similarly, investments in ETFs that are designed to correspond to commodity returns involve certain inherent risks generally associated with investment in commodities.  Moreover, investments in ETFs designed to correspond to indexes of securities may not exactly match the performance of a direct investment in the respective indexes to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

Exchange-Traded Notes

Exchange-traded notes ("ETNs") are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees.  ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours.  However, investors can also hold the ETN until maturity.  At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to adjustment for the market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection.  ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged.  The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced underlying asset.  When a fund invests in an ETN, it will bear its proportionate share of any fees and expenses borne by the ETN.  These fees and expenses generally reduce the return realized at maturity or upon redemption from an investment in an ETN; therefore, the value of the index underlying the ETN must increase significantly in order for an investor in an ETN to receive at least the principal amount of the investment at maturity or upon redemption.  A fund's decision to sell ETN holdings may be limited by the availability of a secondary market.

Derivatives

Depending on the fund, derivatives may be used for a variety of reasons, including to (1) hedge to seek to mitigate certain market, interest rate or currency risks; (2) to manage the maturity or the interest rate sensitivity (sometimes called duration) of fixed-income securities; (3) to provide a substitute for purchasing or selling particular securities to reduce portfolio turnover, to seek to obtain a particular desired return at a lower cost to a fund than if the fund had invested directly in an instrument yielding the desired return, such as when a fund "equitizes" available cash balances by using a derivative instrument to gain exposure to relevant equity investments or markets consistent with its investment objective and policies, or for other reasons; or (4) to seek to increase potential returns.  Generally, a derivative is a financial contract whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indexes.  Derivatives may provide a cheaper, quicker or more specifically focused way to invest than "traditional" securities would.  Examples of derivative instruments include options contracts, futures contracts, options on futures contracts, forward contracts, swap agreements, credit derivatives, structured securities and participatory notes.  Whether or not a fund may use some or all of these derivatives varies by fund.  In addition, a fund's portfolio managers may decide not to employ some or all of these strategies, and there is no assurance that any derivatives strategy used by the fund will succeed.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole.  Derivatives permit a fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.  However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the fund's performance.  Derivatives involve greater risks than if a fund had invested in the reference obligation directly.

An investment in derivatives at inopportune times or when market conditions are judged incorrectly may lower return or result in a loss.  A fund could experience losses if its derivatives were poorly correlated with underlying instruments or the fund's other investments or if the fund were unable to liquidate its position because of an illiquid secondary market.  The market for many derivatives is, or suddenly can become, illiquid.  Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives.  Exchange-traded derivatives, primarily futures contracts and options, generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives.  This guarantee usually is supported by a variation margin payment system operated by the clearing agency in order to reduce overall credit risk.  As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange.  In contrast, no clearing agency guarantees over-the-counter derivatives.  Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default.  Accordingly, the Adviser will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by a fund.  Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.  Derivatives that are considered illiquid will be subject to a fund's limit on illiquid investments.

Some derivatives may involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index).  This economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, currency or other economic variable.  Pursuant to regulations and/or published positions of the SEC, a fund may be required to segregate permissible liquid assets, or engage in other measures approved by the SEC or its staff, to "cover" the fund's obligations relating to its transactions in derivatives.  For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, a fund must set aside liquid assets equal to such contracts' full notional value (generally, the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open.  With respect to futures contracts or forward contracts that are contractually required to cash settle, however, a fund is permitted to set aside liquid assets in an amount equal to the fund's daily marked-to-market net obligation (i.e., the fund's daily net liability) under the contracts, if any, rather than such contracts' full notional value.  By setting aside assets equal to only its net obligations under cash-settled derivatives, a fund may employ leverage to a greater extent than if the fund were required to segregate assets equal to the full notional value of such contracts.  Requirements to maintain cover might impair a fund's ability to sell a portfolio security, meet redemption requests or other current obligations, or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time.

Successful use of certain derivatives may be a highly specialized activity that requires skills that may be different than the skills associated with ordinary portfolio securities transactions.  If the Adviser is incorrect in its forecasts of market factors, or a counterparty defaults, investment performance would diminish compared with what it would have been if derivatives were not used.  Successful use of derivatives by a fund also is subject to the Adviser's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities or position being hedged and the price movements of the corresponding derivative position.  For example, if a fund enters into a derivative position to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in the derivative position.

Options and futures contracts prices can diverge from the prices of their underlying instruments.  Options and futures contracts prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect the prices of the underlying instruments in the same way.  Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts.  A fund may purchase or sell options and futures contracts with a greater or lesser value than any securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.  If price changes in a fund's options or futures positions used for hedging purposes are poorly correlated with the investments the fund is attempting to hedge, the options or futures positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

The funds, except the CPO Funds, have claimed exclusions from the definition of the term "commodity pool operator" pursuant to Regulation 4.5 under the CEA and, therefore, are not subject to registration or regulation as a CPO under the CEA.  Although the Manager has been registered as a "commodity trading advisor" and "commodity pool operator" with the National Futures Association since December 19, 2012 and January 1, 2013,  respectively, the Manager relies on the exemption in Regulation 4.14(a)(8) to provide commodity interest trading advice to the funds that rely on Regulation 4.5 exclusion.

The funds, except the CPO Funds, may be limited in their ability to use commodity futures or options thereon, engage in certain swap transactions or make certain other investments (collectively, "commodity interests") if such funds continue to claim the exclusion from the definition of CPO.  In order to be eligible to continue to claim this exclusion, if a fund uses  commodity interests other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are "in-the-money" at the time of purchase)  may not exceed 5% of the fund's NAV, or, alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the fund's NAV (after taking into account unrealized profits and unrealized losses on any such positions).  In addition to meeting one of the foregoing trading limitations, a fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets.  Even if a fund's direct use of commodity interests complies with the trading limitations described above, the fund may have indirect exposure to commodity interests in excess of such limitations.  Such exposure may result from the fund's investment in other investment vehicles, including investment companies that are not managed by the Manager or one of its affiliates, certain securitized vehicles that may invest in commodity interests and/or non-equity REITs that may invest in commodity interests (collectively, "underlying funds").  Because the Manager may have limited or no information as to the commodity interests in which an underlying fund invests at any given time, the CFTC has issued temporary no-action relief permitting registered investment companies, such as the funds, to continue to rely on the exclusion from the definition of CPO.  The Manager, on behalf of the funds, has filed the required notice to claim this no-action relief.  In order to rely on the temporary no-action relief, the Manager must meet certain conditions and the funds must otherwise comply with the trading and market limitations described above with respect to their direct investments in commodity interests.

The CPO Funds no longer claim exclusions from the definition of CPO and, as a result, are not subject to the trading and marketing limitations discussed above with respect to their use of commodity interests.  In accordance with CFTC guidance, the Manager, and not the CPO Funds, has registered as a CPO with the NFA and will operate the CPO Funds in compliance with applicable CFTC regulations, in addition to all applicable SEC regulations.  On August 13, 2013, the CFTC adopted final rules (the "Harmonization Rules") with respect to the compliance obligations of advisers to registered investment companies that are registered as CPOs, such as the CPO Funds.  Under the Harmonization Rules, the Manager will be deemed to have fulfilled its disclosure, reporting and recordkeeping obligations under applicable CFTC regulations with respect to the CPO Funds by complying with comparable SEC regulations, subject to certain notice filings with the NFA and disclosures in the CPO Funds' prospectuses.

If a fund, except a CPO Fund, were to invest in commodity interests in excess of the trading limitations discussed above and/or market itself as a vehicle for trading in the commodity futures, commodity options or swaps markets, the fund would withdraw its exclusion from the definition of CPO and the Manager would become subject to regulation as a CPO, and would need to comply with the Harmonization Rules, with respect to that fund, in addition to all applicable SEC regulations.

It is possible that developments in the derivatives markets, including potential government regulation, could adversely affect the ability to terminate existing derivatives positions or to realize amounts to be received in such transactions.

Futures Transactions.  A futures contract is an agreement between two parties to buy and sell a security or other asset for a set price on a future date.  When a fund sells a futures contract, it incurs an obligation to deliver a specified amount of the obligation underlying the futures contract at a specified time in the future for an agreed upon price.  With respect to index futures, no physical transfer of the securities underlying the index is made.  Rather, the parties settle by exchanging in cash an amount based on the difference between the contract price and the closing value of the index on the settlement date.  An option on a futures contract gives the holder of the option the right to buy from or sell to the writer of the option a position in a futures contract at a specified price on or before a specified expiration date.  When a fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option.  If the fund has written a call option, it assumes a short futures position.  If the fund has written a put option, it assumes a long futures position. When a fund purchases an option on a futures contract, it acquires the right, in return for the premium it pays, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).  The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long hedge.

Futures contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or other asset.  Although some futures contracts call for making or taking delivery of the underlying securities or other asset, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying asset, and delivery month).  Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date.  If an offsetting purchase price is less than the original sale price, a fund realizes a capital gain, or if it is more, a fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, a fund realizes a capital gain, or if it is less, a fund realizes a capital loss.  Transaction costs also are included in these calculations.

Engaging in these transactions involves risk of loss to a fund which could adversely affect the value of the fund's net assets.  No assurance can be given that a liquid market will exist for any particular contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.  Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially leading to substantial losses.

A fund may engage in futures transactions in foreign markets to the extent consistent with applicable law and the fund's ability to invest in foreign securities.  Foreign futures markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States.  Foreign markets, however, may have greater risk potential than domestic markets.  For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract.  In addition, any profits that a fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the fund could incur losses as a result of those changes.

Futures contracts and options on futures contracts include those with respect to securities, securities indexes, interest rates and foreign currencies and Eurodollar contracts, to the extent a fund can invest in the underlying reference security, instrument or asset.

Security Futures Contract.  A security future obligates a fund to purchase or sell an amount of a specific security at a future date at a specific price.

Index Futures Contract.  An index future obligates a fund to pay or receive an amount of cash based upon the change in value of the index based on the prices of the securities that comprise the index.

Interest Rate Futures Contract.  An interest rate future obligates a fund to purchase or sell an amount of a specific debt security at a future date at a specific price (or, in some cases, to settle an equivalent amount in cash).

Foreign Currency Futures Contract.  A foreign currency future obligates a fund to purchase or sell an amount of a specific currency at a future date at a specific price.

Eurodollar Contracts.  A Eurodollar contract is a U.S. dollar-denominated futures contract or option thereon which is linked to the LIBOR, although foreign currency-denominated instruments are available from time to time.  Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.  Certain funds might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

Options.  A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security, securities or other asset at the exercise price at any time during the option period, or at a specific date.  Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security, securities or other asset at the exercise price at any time during the option period, or at a specific date.  A fund receives a premium from writing an option which it retains whether or not the option is exercised.

A covered call option written by a fund is a call option with respect to which the fund owns the underlying security or otherwise covers the transaction such as by segregating permissible liquid assets.  The principal reason for writing covered call options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

Options may be traded on U.S. or, to the extent a fund may invest in foreign securities, foreign securities exchanges or in the over-the-counter market.  There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist.  A liquid secondary market in an option may cease to exist for a variety of reasons.  In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options.  There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur.  In such event, it might not be possible to effect closing transactions in particular options.  If, as a covered call option writer, a fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Purchases or sales of options on exchanges owned by The NASDAQ OMX Group, Inc. may result, indirectly, in a portion of the transaction and other fees assessed on options trading being paid to The Bank of New York Mellon, an affiliate of the Manager, as the result of an arrangement between The NASDAQ OMX Group, Inc. and The Bank of New York Mellon.

Call and put options in which a fund may invest include the following, in each case, to the extent that a fund can invest in such securities or instruments (or securities underlying an index, in the case of options on securities indexes).

Options on Securities.  Call and put options on specific securities (or groups or "baskets" of specific securities), including equity securities (including convertible securities), U.S. Government securities, municipal securities, mortgage-related securities, asset-backed securities, foreign sovereign debt, corporate debt securities or Eurodollar instruments, convey the right to buy or sell, respectively, the underlying securities at prices which are expected to be lower or higher than the current market prices of the securities at the time the options are exercised.

Options on Securities Indexes.  An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index.  Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater in the case of a call, or less, in the case of a put, than the exercise price of the option.  Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

Foreign Currency Options.  Call and put options on foreign currency convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

Swap Transactions.  Swap agreements involve the exchange by a fund with another party of their respective commitments to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) based on a specified amount (the "notional") amount. Some swaps are, and more in the future will be, centrally cleared. Swaps that are centrally cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. For example, a fund could lose margin payments it has deposited with a clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the fund may be entitled to the net amount of gains the fund is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization's other customers, potentially resulting in losses to the fund. Swap agreements also may be  two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.

Swap agreements will tend to shift investment exposure from one type of investment to another.  For example, if a fund agreed to exchange payments in U.S. dollars for payments in a foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.  Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

Most swap agreements entered into are cash settled and calculate the obligations of the parties to the agreement on a "net basis."  Thus, a fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").  A fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of permissible liquid assets of the fund.  A fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Manager's repurchase agreement guidelines).

A swap option is a contract (sometimes called "swaptions") that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.  A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date.  These options typically are entered into with institutions, including securities brokerage firms.  Depending on the terms of the particular option agreement, a fund generally will incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option.  When a fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.  However, when a fund writes a swap option, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement.

The swaps market has been an evolving and largely unregulated market.  It is possible that developments in the swaps market, including new regulatory requirements, could limit or prevent a fund's ability to utilize swap agreements or options on swaps as part of its investment strategy, terminate existing swap agreements or realize amounts to be received under such agreements, which could negatively affect the fund.  As discussed above, some swaps currently are, and more in the future will be, centrally cleared, which affects how swaps are transacted.  In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted on July 21, 2010 (the "Dodd-Frank Act"), has resulted in new clearing and exchange-trading requirements for swaps and other over-the-counter derivatives.  The Dodd-Frank Act also requires the CFTC and/or the SEC, in consultation with banking regulators, to establish capital requirements for swap dealers and major swap participants as well as requirements for margin on uncleared derivatives, including swaps, in certain circumstances that will be clarified by rules proposed by the CFTC and/or the SEC.  In addition, the CFTC and the SEC are reviewing the current regulatory requirements applicable to derivatives, including swaps, and it is not certain at this time how the regulators may change these requirements.  For example, some legislative and regulatory proposals would impose limits on the maximum position that could be held by a single trader in certain contracts and would subject certain derivatives transactions to new forms of regulation that could create barriers to certain types of investment activity.  Other provisions would expand entity registration requirements; impose business conduct, reporting and disclosure requirements on dealers, recordkeeping on counterparties such as the funds; and require banks to move some derivatives trading units to a non-guaranteed (but capitalized) affiliate separate from the deposit-taking bank or divest them altogether.  While some provisions of the Dodd-Frank Act have either already been implemented through rulemaking by the CFTC and/or the SEC or must be implemented through future rulemaking by those and other federal agencies, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the funds, it is possible that, when compliance with these rules is required, they could potentially limit or completely restrict the ability of a fund to use certain derivatives as a part of its investment strategy, increase the cost of entering into derivatives transactions or require more assets of the fund to be used for collateral in support of those derivatives than is currently the case.  Limits or restrictions applicable to the counterparties with which a fund engages in derivative transactions also could prevent the funds from using derivatives or affect the pricing or other factors relating to these transactions, or may change the availability of certain derivatives.

Specific swap agreements (and options thereon) include currency swaps; index swaps; interest rate swaps (including interest rate locks, caps, floors and collars); credit default swaps; and total return swaps (including equity swaps), in each case, to the extent that a fund can invest in the underlying reference security, instrument or asset (or fixed-income securities, in the case of interest rate swaps, or securities underlying an index, in the case of index swaps).

Currency Swap Transactions.  A currency swap agreement involves the exchange of principal and interest in one currency for the same in another currency.

Index Swap Transactions.  An index swap agreement involves the exchange of cash flows associated with a securities or other index.

Interest Rate Swap Transactions.  An interest rate swap agreement involves the exchange of cash flows based on interest rate specifications and a specified principal amount, often a fixed payment for a floating payment that is linked to an interest rate.

An interest rate lock transaction (which may also be known as a forward rate agreement) is a contract between two parties to make or receive a payment at a future date determined on the basis of a specified interest rate or yield of a particular security (the "contracted interest rate") over a predetermined time period, with respect to a stated notional amount.  These transactions typically are entered as a hedge against interest rate changes.  One party to the contract locks in the contracted interest rate to seek to protect against an interest rate increase, while the other party seeks to protect against a possible interest rate decline.  The payment at maturity is determined by the difference between the contracted interest rate and the then-current market interest rate.

In an interest rate cap one party receives payments at the end of each period in which a specified interest rate on a specified principal amount exceeds an agreed rate; conversely, in an interest rate floor one party may receive payments if a specified interest rate on a specified principal amount falls below an agreed rate.  Caps and floors have an effect similar to buying or writing options.  Interest rate collars involve selling a cap and purchasing a floor, or vice versa, to protect a fund against interest rate movements exceeding given minimum or maximum levels.

Credit Default Swap Transactions.  Credit default swap agreements and similar agreements may have as reference obligations debt securities that are or are not currently held by a fund.  The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an up front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred.  If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.

Total Return Swap Transactions.  In a total return swap agreement one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains, and recovers any capital losses from the first party.  The underlying reference asset of a total return swap may include an equity index, loans or bonds.

Contracts for Difference.  A contract for difference ("CFD") is a contract between two parties, typically described as "buyer" and "seller," stipulating that the seller will pay to the buyer the difference between the current value of an asset and its value in the future.  (If the difference is negative, then the buyer instead pays the seller.)  In effect, CFDs are financial derivatives that allow a fund to take advantage of values moving up (long positions) or values moving down (short positions) on underlying assets.  For example, when applied to equities, a CFD is an equity derivative that allows a fund to obtain investment exposure to share price movements, without the need for ownership of the underlying shares.  CFDs are over-the-counter derivative instruments that are subject to the credit risk of the counterparty.  Because CFDs are not traded on an exchange and may not have an expiration date, CFDs generally are illiquid.

Credit Linked Securities.  Credit linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed-income markets or to remain fully invested when more traditional income producing securities are not available.  Like an investment in a bond, an investment in these credit linked securities represents the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security.  However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to certain derivative instruments entered into by the issuer of the credit linked security.  For example, the issuer may sell one or more credit default swaps entitling the issuer to receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based.  If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation.

Credit Derivatives.  Credit derivative transactions include those involving default price risk derivatives and credit spread derivatives.  Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively.  Credit spread derivatives are based on the risk that changes in credit spreads and related market factors can cause a decline in the value of a security, loan or index.  Credit derivatives may take the form of options, swaps, credit-linked notes and other over-the-counter instruments.  The risk of loss in a credit derivative transaction varies with the form of the transaction.  For example, if a fund purchases a default option on a security, and if no default occurs with respect to the security, the fund's loss is limited to the premium it paid for the default option.  In contrast, if there is a default by the grantor of a default option, a fund's loss will include both the premium it paid for the option and the decline in value of any underlying security that the default option hedged (if the option was entered into for hedging purposes).  If a fund is a buyer of credit protection in a credit default swap agreement and no credit event occurs, the fund recovers nothing if the swap is held through its termination date.  However, if a credit event occurs, the fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.  As a seller of credit protection, a fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event.  If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.  Unlike credit default swaps, credit-linked notes are funded balance sheet assets that offer synthetic credit exposure to a reference entity in a structure designed to resemble a synthetic corporate bond or loan.  Credit-linked notes are frequently issued by special purpose vehicles that would hold some form of collateral securities financed through the issuance of notes or certificates to a fund.  The fund receives a coupon and par redemption, provided there has been no credit event of the reference entity.  The vehicle enters into a credit swap with a third party in which it sells default protection in return for a premium that subsidizes the coupon to compensate the fund for the reference entity default risk.  A fund will enter into credit derivative transactions only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Manager's repurchase agreement guidelines).

Structured Securities and Hybrid Instruments

Structured Securities.   Structured securities are securities whose cash flow characteristics depend upon one or more indexes or that have embedded forwards or options or securities where a fund's investment return and the issuer's payment obligations are contingent on, or highly sensitive to, changes in the value of underlying assets, indexes, interest rates or cash flows ("embedded index").  When a fund purchases a structured security, it will make a payment of principal to the counterparty.  Some structured securities have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk.  Guarantees are subject to the risk of default by the counterparty or its credit provider.  The terms of such structured securities normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured securities are outstanding.  As a result, the interest and/or principal payments that may be made on a structured security may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments.  The rate of return on structured securities may be determined by applying a multiplier to the performance or differential performance of the embedded index.  Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.  Structured securities may be issued in subordinated and unsubordinated classes, with subordinated classes typically having higher yields and greater risks than an unsubordinated class. Structured securities may not have an active trading market, which may have an adverse impact on a fund's ability to dispose of such securities when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.  The lack of an active trading market also may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing the fund's portfolio and calculating its NAV.

Hybrid Instruments.  A hybrid instrument can combine the characteristics of securities, futures, and options.  For example, the principal amount or interest rate of a hybrid instrument could be tied (positively or negatively) to the price of a benchmark, e.g., currency, securities index or another interest rate.  The interest rate or the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment strategies, including currency hedging, duration management, and increased total return.  Hybrids may not bear interest or pay dividends.  The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark.  These benchmarks may be sensitive to economic and political events, such as currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid.  Under certain conditions, the redemption value of a hybrid could be zero.  Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest.

Exchange-Linked Notes.  Exchange-linked notes ("ELNs") are debt instruments that differ from a more typical fixed-income security in that the final payout is based on the return of the underlying equity, which can be a single stock, basket of stocks, or an equity index.  Usually, the final payout is the amount invested times the gain in the underlying stock(s) or index times a note-specific participation rate, which can be more or less than 100%.  Most ELNs are not actively traded on the secondary market and are designed to be kept to maturity.  However, the issuer or arranger of the notes may offer to buy back the ELNs, although the buy-back price before maturity may be below the original amount invested.  As a result, ELNs generally are considered illiquid.

ELNs are generally subject to the same risks as the securities to which they are linked.  If the linked securities decline in value, the ELN may return a lower amount at maturity.  ELNs involve further risks associated with purchases and sales of notes, including any applicable exchange rate fluctuations and a decline in the credit quality of the note's issuer.  ELNs are frequently secured by collateral.  If an issuer defaults, the fund would look to any underlying collateral to recover its losses.  Ratings of issuers of ELNs refer only to the issuers' creditworthiness and the related collateral.  They provide no indication of the potential risks of the linked securities.

Participatory Notes.  Participatory notes are issued by banks or broker-dealers and are designed to replicate the performance of certain securities or markets.  Participatory notes are a type of equity-linked derivative which generally are traded over-the-counter.  The performance results of participatory notes will not replicate exactly the performance of the securities or markets that the notes seek to replicate due to transaction costs and other expenses.  Investments in participatory notes involve the same risks associated with a direct investment in the shares of the companies the notes seek to replicate.  Participatory notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuers of the securities underlying such participatory notes.

Custodial Receipts.  Custodial receipts, which may be underwritten by securities dealers or banks, represent the right to receive certain future principal and/or interest payments on a basket of securities which underlie the custodial receipts, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian.  Underlying securities may include U.S. Government securities, municipal securities or other types of securities in which a fund may invest.  A number of different arrangements are possible.  In a typical custodial receipt arrangement, an issuer or a third party owner of securities deposits such securities obligations with a custodian in exchange for custodial receipts.  These custodial receipts are typically sold in private placements and are designed to provide investors with pro rata ownership of a portfolio of underlying securities.  For certain securities law purposes, custodial receipts may not be considered obligations of the underlying securities held by the custodian.  As a holder of custodial receipts, a fund will bear its proportionate share of the fees and expenses charged to the custodial account.  Although under the terms of a custodial receipt a fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers.  Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer.  In addition, in the event that the custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate.  Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for more traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios.  Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed-income instruments and may present greater potential for capital gain or loss.  The possibility of default by an issuer or the issuer's credit provider may be greater for these derivative instruments than for other types of instruments.

Combined Transactions.  Certain funds may enter into multiple transactions, including multiple options, futures, swap, currency and/or interest rate transactions, and any combination of options, futures, swaps, currency and/or interest rate transactions ("combined transactions"), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the fund to do so.  A combined transaction will usually contain elements of risk that are present in each of its component transactions.  Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Future Developments.  A fund may take advantage of opportunities in derivatives transactions which are not presently contemplated for use by the fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the fund's investment objective and legally permissible for the fund.  Before a fund enters into such transactions or makes any such investment, the fund will provide appropriate disclosure in its prospectus or this SAI.

Foreign Currency Transactions

Investments in foreign currencies, including investing directly in foreign currencies, holding financial instruments that provide exposure to foreign currencies, or investing in securities that trade in, or receive revenues in, foreign currencies, are subject to the risk that those currencies will decline in value relative to the U.S. dollar.

Depending on the fund, foreign currency transactions could be entered into for a variety of purposes, including:  (1) to fix in U.S. dollars, between trade and settlement date, the value of a security a fund has agreed to buy or sell; (2) to hedge the U.S. dollar value of securities the fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or (3) to gain or reduce exposure to the foreign currency for investment purposes.  Foreign currency transactions may involve, for example, a fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies.  A short position would involve the fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the fund contracted to receive.  A fund may engage in cross currency hedging against price movements between currencies, other than the U.S. dollar, caused by currency exchange rate fluctuations.  In addition, a fund might seek to hedge against changes in the value of a particular currency when no derivative instruments on that currency are available or such derivative instruments are more expensive than certain other derivative instruments.  In such cases, the fund may hedge against price movements in that currency by entering into transactions using derivative instruments on another currency or a basket of currencies, the values of which the Adviser believes will have a high degree of positive correlation to the value of the currency being hedged.  The risk that movements in the price of the derivative instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

Currency hedging may substantially change a fund's exposure to changes in currency exchange rates and could result in losses if currencies do not perform as the Adviser anticipates.  There is no assurance that a fund's currency hedging activities will be advantageous to the fund or that the Adviser will hedge at an appropriate time.

The cost of engaging in foreign currency exchange contracts for the purchase or sale of a specified currency at a specified future date ("forward contracts") varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing.  Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved.  Generally, secondary markets do not exist for forward contracts, with the result that closing transactions can be made for forward contracts only by negotiating directly with the counterparty to the contract.  As with other over-the-counter derivatives transactions, forward contracts are subject to the credit risk of the counterparty.

Currency exchange rates may fluctuate significantly over short periods of time.  They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective.  Currency exchange rates also can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad.

The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar.  Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of foreign currency derivative instruments, a fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.  Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable.  The interbank market in foreign currencies is a global, round-the-clock market.

Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency.  Thus, a fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Commodities

Commodities are assets that have tangible properties, such as oil, metals, livestock or agricultural products.  Historically, commodity investments have had a relatively high correlation with changes in inflation and a relatively low correlation to stock and bond returns.  Commodity-related instruments provide exposure, which may include long and/or short exposure, to the investment returns of physical commodities that trade in commodities markets, without investing directly in physical commodities.  A fund may invest in commodity-related securities and other instruments, such as certain ETFs, that derive value from the price movement of commodities, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets.  However, the ability of a fund to invest directly in commodities and certain commodity-related securities and other instruments is subject to significant limitations in order to enable the fund to maintain its status as a regulated investment company under the Code.

The value of commodity-related instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, acts of terrorism, embargoes, tariffs and international economic, political and regulatory developments.  The value of commodity-related instruments will rise or fall in response to changes in the underlying commodity or related index.  Investments in commodity-related instruments may be subject to greater volatility than non-commodity based investments.  A liquid secondary market may not exist for certain commodity-related instruments, and there can be no assurance that one will develop.  Commodity-related instruments also are subject to credit and interest rate risks that in general affect the values of debt securities.

Short-Selling

A fund may make short sales as part of its investment strategy, to hedge positions (such as to limit exposure to a possible market decline in the value of portfolio securities), for duration and risk management, to maintain portfolio flexibility or to seek to enhance returns.  A short sale involves the sale of a security that a fund does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price.  To complete a short sale transaction and make delivery to the buyer, the fund must borrow the security.  The fund is obligated to replace the borrowed security to the lender, which is accomplished by a later purchase of the security by the fund.  Until the security is replaced, the fund is required to pay the lender any dividends or interest accruing during the period of the loan.  To borrow the security, the fund also may have to pay a fee to the lender, which would increase the cost to the fund of the security it sold short.  The fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.  The fund will realize a gain if the security declines in price between those two dates.  In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise, thereby exacerbating any loss, especially in an environment where others are taking the same actions.  Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock.  In theory, stocks sold short have unlimited risk.  The amount of any gain will be decreased and the amount of any loss will be increased by any interest, premium and transaction charges or other costs a fund may be required to pay in connection with the short sale.  A fund may not always be able to borrow a security the fund seeks to sell short at a particular time or at an acceptable price.

A fund also may make short sales "against the box," in which the fund enters into a short sale of a security it owns or has the immediate and unconditional right to acquire at no additional cost at the time of the sale.

When a fund makes a short sale, it must leave the proceeds thereof with the broker and deposit with, or pledge to, the broker an amount of cash or liquid securities sufficient under current margin regulations to collateralize its obligation to replace the borrowed securities that have been sold.  Until a fund closes its short position or replaces the borrowed security, the fund will:  (1) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, is at least equal to the current value of the security sold short; or (2) otherwise cover its short position through offsetting positions.  Short-selling is considered "leverage" and may involve substantial risk.

Lending Portfolio Securities

Fund portfolio securities may be lent to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  In connection with such loans, a fund would remain the owner of the loaned securities and continue to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities.  A fund also has the right to terminate a loan at any time.  Any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the fund retains the right to recall a security and may then exercise the security's voting rights.  In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date.  A fund may recall the loan to vote proxies if a material issue affecting the fund's investment is to be voted upon.  Subject to a fund's own more restrictive limitations, if applicable, an investment company is limited in the amount of portfolio securities it may loan to 33-1/3% of its total assets (including the value of all assets received as collateral for the loan).  A fund will receive collateral consisting of cash or cash equivalents or, to the extent a permissible investment for the fund, U.S. Government securities or irrevocable letters of credit, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.  If the collateral consists of a letter of credit or securities, the borrower will pay the fund a loan premium fee.  If the collateral consists of cash, the fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment.  A fund may participate in a securities lending program operated by the Lending Agent.  The Lending Agent will receive a percentage of the total earnings of the fund derived from lending its portfolio securities.  Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.  Loans are made only to borrowers that are deemed by the Adviser to be of good financial standing.  In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral.  A fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by the Manager, repurchase agreements or other high quality instruments with short maturities, in each case to the extent it is a permissible investment for the fund.

Borrowing Money

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets.  Such borrowings may be for temporary or emergency purposes or for leveraging.  If borrowings are for temporary or emergency (not leveraging) purposes, when such borrowings exceed 5% of the value of a fund's total assets the fund will not make any additional investments.

Borrowing Money for Leverage.  Leveraging (buying securities using borrowed money) exaggerates the effect on NAV of any increase or decrease in the market value of a fund's investments.  These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.  For borrowings for investment purposes, the 1940 Act requires a fund to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed.  If the required coverage should decline as a result of market fluctuations or other reasons, the fund may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.  A fund also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Reverse Repurchase Agreements.  Reverse repurchase agreements may be entered into with banks, broker/dealers or other financial institutions.  This form of borrowing involves the transfer by a fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security.  The fund retains the right to receive interest and principal payments on the security.  At an agreed upon future date, the fund repurchases the security at principal plus accrued interest.  As a result of these transactions, the fund is exposed to greater potential fluctuations in the value of its assets and its NAV per share.  These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.  To the extent a fund enters into a reverse repurchase agreement, the fund will segregate permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with SEC guidance.  The SEC views reverse repurchase transactions as collateralized borrowings by a fund.

Forward Commitments.  The purchase or sale of securities on a forward commitment (including "TBA" (to be announced)), when-issued or delayed-delivery basis, means delivery and payment take place at a future date at a predetermined price and/or yield.  Typically, no interest accrues to the purchaser until the security is delivered.  When purchasing a security on a forward commitment basis, a fund assumes the risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV.  Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.  The sale of securities on a forward commitment or delayed-delivery basis involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.

Debt securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (i.e., appreciating when interest rates decline and depreciating when interest rates rise).  Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose a fund to risks because they may experience declines in value prior to their actual delivery.  A fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy.  A fund would engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests.  If the fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage.  Leveraging the portfolio in this manner will increase the fund's exposure to changes in interest rates and may result in greater potential fluctuation in the value of the fund's net assets and its NAV per share.  A fund will segregate permissible liquid assets at least equal at all times to the amount of the fund's purchase commitments.

Forward Roll Transactions.  In a forward roll transaction, a fund sells a security, such as a mortgage-related security, to a bank, broker-dealer or other financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed upon price.  During the period between the sale and purchase, the fund will not be entitled to receive interest and principal payments on the securities sold by the fund.  Proceeds of the sale typically will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, will be expected to generate income for the fund exceeding the yield on the securities sold.  Forward roll transactions involve the risk that the market value of the securities sold by the fund may decline below the purchase price of those securities.  A fund will segregate permissible liquid assets at least equal to the amount of the repurchase price (including accrued interest).

In a mortgage "dollar roll" transaction, a fund sells mortgage-related securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date.  The mortgage-related securities that are purchased will be of the same type and will have the same interest rate as those securities sold, but generally will be supported by different pools of mortgages with different prepayment histories than those sold.  A fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the fund is compensated by the difference between the current sales price and the lower prices of the future purchase, as well as by any interest earned on the proceeds of the securities sold.  The dollar rolls entered into by a fund normally will be "covered."  A covered roll is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the related dollar roll transaction.  Covered rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of a fund's borrowings.

Illiquid Securities

Illiquid Securities Generally.  The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, limits funds other than money market funds to 15% of net assets in illiquid securities.  Illiquid securities, which are securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by a fund, may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale that do not have readily available market quotations, repurchase agreements providing for settlement in more than seven days after notice and certain privately negotiated derivatives transactions and securities used to cover such derivatives transactions.  As to these securities, there is a risk that, should a fund desire to sell them, a ready buyer will not be available at a price the fund deems  representative of their value, which could adversely affect the value of a fund's net assets.

Section 4(2) Paper and Rule 144A Securities.  "Section 4(2) paper" consists of commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act.  Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution.  Any resale by the purchaser must be pursuant to registration or an exemption therefrom.  Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity.  "Rule 144A securities" are securities that are not registered under the Securities Act but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act.  Rule 144A securities generally must be sold to other qualified institutional buyers.  If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid securities.  Investing in Rule 144A securities could have the effect of increasing the level of fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities from a fund or other holders.  Liquidity determinations with respect to Section 4(2) paper and Rule 144A securities will be made by the fund's board or by the Adviser pursuant to guidelines established by the board.  The fund's board or the Adviser will consider availability of reliable price information and other relevant information in making such determinations.

Non-Diversified Status

A fund's classification as a "non-diversified" investment company means that the proportion of the fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.  The 1940 Act generally requires a "diversified" investment company, with respect to 75% of its total assets, to invest not more than 5% of such assets in securities of a single issuer.  Since a relatively high percentage of a fund's assets may be invested in the securities of a limited number of issuers or industries, the fund may be more sensitive to changes in the market value of a single issuer or industry.  However, to meet federal tax requirements, at the close of each quarter a fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.  These limitations do not apply to U.S. Government securities or investments in certain other investment companies.

Investments in the Technology Sector

The technology sector has been among the most volatile sectors of the stock market.  Many technology companies involve greater risks because their revenues and earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile.  Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group.  In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated.  Investor perception may play a greater role in determining the day-to-day value of technology stocks than it does in other sectors.  Investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or cancelled.

Investments in the Real Estate Sector

An investment in securities of real estate companies may be susceptible to adverse economic or regulatory occurrences affecting that sector.  An investment in real estate companies, while not an investment in real estate directly, involves risks associated with the direct ownership of real estate.  These risks include: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; changes in interest rates; financial condition of tenants, buyers and sellers of real estate; and quality of maintenance, insurance and management services.

An economic downturn could have a material adverse effect on the real estate markets and on real estate companies.

Real property investments are subject to varying degrees of risk.  The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties.  Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., the Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing.  If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected.  In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants.  The performance of the economy in each of the regions and countries in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values.

The financial results of major local employers also may have an impact on the cash flow and value of certain properties.  In addition, certain real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited.  A real estate company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

Investments in the Natural Resources Sector

Many companies in the natural resources sector may experience more price volatility than securities of companies in other industries.  Some of the commodities that these industries use or provide are subject to limited pricing flexibility because of supply and demand factors.  Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials.  These factors can affect the profitability of companies in the natural resources sector and, as a result, the value of their securities.  To the extent a fund invests in the securities of companies with substantial natural resource assets, the fund will be exposed to the price movements of natural resources.

Money Market Funds

The money market funds attempt to increase yields by trading to take advantage of short-term market variations.  This policy is expected to result in high portfolio turnover but should not adversely affect a fund since the funds usually do not pay brokerage commissions when purchasing short-term obligations.  The value of the portfolio securities held by a fund will vary inversely to changes in prevailing interest rates and, therefore, are subject to the risk of market price fluctuations.  Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost.  Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost.  In any event, if a security was purchased at face value and held to maturity and was paid in full, no gain or loss would be realized.  The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities.

Ratings of Securities

If, subsequent to its purchase by a fund, (a) a portfolio security ceases to be rated in the highest rating category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or the board determines that it is no longer of comparable quality or (b) the Adviser becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization's second highest rating category, the board will reassess promptly whether such security continues to present minimal credit risks and will cause the fund to take such action as it determines is in the best interest of the fund and its shareholders; provided that the reassessments required by clauses (a) and (b) are not required if the portfolio security is disposed of or matures within five business days of the specified event and, in the case of events specified in clause (b), the board is subsequently notified of the Adviser's actions.  To the extent the ratings given by a Rating Agency for securities change as a result of changes in such organizations or their rating systems, a fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies described in such fund's prospectus and this SAI.  The ratings of the Rating Agencies represent their opinions as to the quality of the securities which they undertake to rate.  It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.  Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will evaluate these securities and the creditworthiness of the issuers of such securities based upon financial and other available information.

Treasury Securities

Treasury securities include Treasury bills, Treasury notes and Treasury bonds that differ in their interest rates, maturities and times of issuance.  Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years.

U.S. Government Securities

U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities.  Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality.  These securities bear fixed, floating or variable rates of interest.  Interest rates may fluctuate based on generally recognized reference rates or the relationship of rates.  While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.  A security backed by the Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity.  Neither the market value nor a fund's share price is guaranteed.

Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the fund.  Investments in securities issued by the GNMA or FNMA, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment.

Repurchase Agreements

A repurchase agreement is a contract under which a fund would acquire a security for a relatively short period subject to the obligation of the seller, typically a bank, broker/dealer or other financial institution, to repurchase and the fund to resell such security at a fixed time and at a price higher than the purchase price (representing the fund's cost plus interest).  The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security.  The fund's custodian or sub-custodian engaged in connection with tri-party repurchase agreement transactions will have custody of, and will segregate, securities acquired by the fund under a repurchase agreement.  In connection with its third party repurchase transactions, a fund will engage only eligible sub-custodians that meet the requirements set forth in Section 17(f) of the 1940 Act.  The value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor.  The fund bears a risk of loss if the other party to the repurchase agreement defaults on its obligations and the fund is delayed or prevented from exercising its rights to dispose of the collateral securities.  This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.  Repurchase agreements are considered by the staff of the SEC to be loans by the fund that enters into them.  Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a fund's ability to dispose of the underlying securities.  A fund may engage in repurchase agreement transactions that are collateralized by U.S. Government securities (which are deemed to be "collateralized fully" pursuant to the 1940 Act) or, for certain funds, to the extent consistent with the fund's investment policies, collateralized by securities other than U.S. Government securities ("credit collateral").  Transactions that are collateralized fully enable the fund to look to the collateral for diversification purposes under the 1940 Act.  Conversely, transactions secured with credit collateral require the fund to look to the counterparty to the repurchase agreement for determining diversification.  Because credit collateral is subject to certain credit and liquidity risks that U.S. Government securities are not subject to, the amount of collateral posted in excess of the principal value of the repurchase agreement is expected to be higher in the case of repurchase agreements secured with credit collateral compared to repurchase agreements secured with U.S. Government securities.  In an attempt to reduce the risk of incurring a loss on a repurchase agreement, a fund will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price.  See "Fixed-Income Securities—High Yield and Lower-Rated Securities" above under "All Funds other than Money Market Funds" for a discussion of certain risks of credit collateral rated below investment grade.  The funds may jointly enter into one or more repurchase agreements in accordance with an exemptive order granted by the SEC pursuant to Section 17(d) of the 1940 Act and Rule 17d-1 thereunder.  Any joint repurchase agreements must be collateralized fully by U.S. Government securities.

Bank Obligations

Bank obligations include certificates of deposit ("CDs"), time deposits ("TDs"), bankers' acceptances and other short-term obligations issued by domestic or foreign banks or thrifts or their subsidiaries or branches and other banking institutions.  CDs are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.  TDs are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.  Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer.  These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity.  The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.  TDs and CDs may be issued by domestic or foreign banks or their subsidiaries or branches.  A fund may purchase CDs issued by banks, savings and loan associations and similar institutions with less than $1 billion in assets, the deposits of which are insured by the FDIC, provided the fund purchases any such CD in a principal amount of no more than an amount that would be fully insured by the Deposit Insurance Fund administered by the FDIC.  Interest payments on such a CD are not insured by the FDIC.  A fund would not own more than one such CD per such issuer.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC.  Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join.  In addition, state banks whose CDs may be purchased by a fund are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending on the principal amount of the CDs of each bank held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation.  As a result of federal and state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the fund generally, among other things, are required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness.  However, not all of such laws and regulations apply to the foreign branches of domestic banks.

Obligations of foreign subsidiaries or branches of domestic banks may be general obligations of the parent banks in addition to the issuing subsidiary or branch, or may be limited by the terms of a specific obligation and governmental regulation.  Such obligations and obligations of foreign banks or their subsidiaries or branches are subject to different risks than are those of domestic banks.  These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls, seizure of assets, declaration of a moratorium and foreign withholding and other taxes on interest income.  Foreign subsidiaries and branches of domestic banks and foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements.  In addition, less information may be publicly available about a foreign subsidiary or branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office.  A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.  In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign subsidiaries or branches of domestic banks, or by foreign banks or their branches or subsidiaries, the Adviser carefully evaluates such investments on a case-by-case basis.

Bank Securities

To the extent a money market fund's investments are concentrated in the banking industry, the fund will have correspondingly greater exposure to the risk factors which are characteristic of such investments.  Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses.  In addition, the value of and the investment return on the fund's shares could be affected by economic or regulatory developments in or related to the banking industry, which industry also is subject to the effects of competition within the banking industry as well as with other types of financial institutions.  A fund, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of the highest quality.

Floating and Variable Rate Obligations

Floating and variable rate demand notes and bonds are obligations ordinarily having stated maturities in excess of 397 days but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice.  Frequently these obligations are secured by letters of credit or other credit support arrangements secured by banks.  Variable rate demand notes include master demand notes (see "Fixed-Income Securities—Variable and Floating Rate Securities " above under "All Funds other than Money Market Funds").

Participation Interests

A participation interest purchased from a financial institution gives a fund an undivided interest in a security in the proportion that the fund's participation interest bears to the total principal amount of the security.  If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Adviser must have determined that the instrument is of comparable quality to those instruments in which the fund may invest.  See "Fixed-Income Securities—Participation Interests and Assignments" above under "All Funds other than Money Market Funds."

Asset-Backed Securities

A fund may purchase asset-backed securities, which are securities issued by special purpose entities whose primary assets consist of a pool of mortgages, loans, receivables or other assets.  Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements.  The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

Commercial Paper

Commercial paper represents short-term, unsecured promissory notes issued to finance short-term credit needs.  The commercial paper purchased by a fund will consist only of direct obligations issued by domestic and foreign entities.  The other corporate obligations in which a fund may invest consist of high quality, U.S. dollar-denominated short-term bonds and notes (which may include variable rate master demand notes).

Investment Companies

See "Investment Companies" above under "All Funds other than Money Market Funds."

Foreign Securities

Foreign securities may include U.S. dollar-denominated securities issued by foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, foreign government obligations and commercial paper issued by foreign issuers.  Foreign government obligations may include securities issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities and debt obligations of supranational entities.  Supranational entities include organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.  Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

A fund investing in foreign securities, including foreign government obligations, may be subject to additional investment risks with respect to these securities or obligations that are different in some respects from those incurred by a money market fund which invests only in debt obligations of U.S. domestic issuers.  See, as applicable, "Foreign Securities" and "Foreign Securities—Sovereign Debt Obligations" above under "All Funds other than Money Market Funds."

Municipal Securities

See "Fixed-Income Securities—Municipal Securities—Municipal Securities Generally" above under "All Funds other than Money Market Funds."

Derivative Products.  The value of certain derivative products is tied to underlying municipal securities.  A fund investing in derivative products will purchase only those derivative products that are consistent with its investment objective and policies and comply with the quality, maturity, liquidity and diversification standards of Rule 2a-7 under the 1940 Act.  The principal types of derivative products include tax exempt participation interests, tender option bonds and custodial receipts (see " Fixed-Income Securities—Municipal Securities—Instruments Related to Municipal Securities" above under "All Funds other than Money Market Funds") and structured notes (see "Derivative Instruments—Structured Securities and Hybrid Instruments—Structured Securities" above under "All Funds other than Money Market Funds").

Stand-By Commitments.  See "Fixed-Income Securities—Municipal Securities—Stand-By Commitments" above under "All Funds other than Money Market Funds."

Taxable Investments (municipal or other tax-exempt funds only)

From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, a fund may invest in taxable short-term investments (Money Fund Taxable Investments, as defined in Part II of this SAI).  Dividends paid by a fund that are attributable to income earned by the fund from Money Fund Taxable Investments will be taxable to investors.  When a fund invests for temporary defensive purposes, it may not achieve its investment objective(s).  If a fund purchases Money Fund Taxable Investments, it will value them using the amortized cost method and comply with the provisions of Rule 2a-7 relating to purchases of taxable instruments.

Illiquid Securities

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, limits money market funds to 5% of total assets in illiquid securities.  Illiquid securities, which are securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by a fund, may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale that do not have readily available market quotations, and repurchase agreements providing for settlement in more than seven days after notice.  As to these securities, there is a risk that, should a fund desire to sell them, a ready buyer will not be available at a price the fund deems representative of their value, which could adversely affect the value of a fund's net assets.  See "Illiquid Securities—Section 4(2) Paper and Rule 144A Securities" above under "All Funds other than Money Market Funds."

Borrowing Money

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets.  Such borrowings may be for temporary or emergency purposes or for leveraging. If borrowings are for temporary or emergency (not leveraging) purposes, when such borrowings exceed 5% of the value of a fund's total assets the fund will not make any additional investments.

Reverse Repurchase Agreements.  See "Borrowing Money—Reverse Repurchase Agreements" above under "All Funds other than Money Market Funds."

Forward Commitments.  The purchase of portfolio securities on a forward commitment (including "TBA" (to be announced)), when-issued or delayed-delivery basis means that delivery and payment take place in the future after the date of the commitment to purchase.  See "Borrowing Money—Forward  Commitments" above under "All Funds other than Money Market Funds."

Interfund Borrowing and Lending Program.  Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and/or borrow money from, certain other funds advised by the Manager or its affiliates.  All interfund loans and borrowings must comply with the conditions set forth in the exemptive order, which are designed to ensure fair and equitable treatment of all participating funds.  A fund's participation in the Interfund Borrowing and Lending Program must be consistent with its investment policies and limitations.  A fund will borrow through the Interfund Borrowing and Lending Program only when the costs are equal to or lower than the costs of bank loans, and will lend through the Program only when the returns are higher than those available from an investment in repurchase agreements.  Interfund loans and borrowings are normally expected to extend overnight, but can have a maximum duration of seven days.  Loans may be called on one day's notice.  Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Lending Portfolio Securities

The funds have no intention currently or for the foreseeable future to lend portfolio securities.  To the extent a fund would seek to lend portfolio securities, the fund's shareholders would be notified within a reasonable time prior to such activity occurring.

RATING CATEGORIES

The following is a description of certain ratings assigned by S&P, Moody's, Fitch and DBRS.

S&P

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects S&P's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term.  Short-term ratings are generally assigned to those obligations considered short-term in the relevant market.  In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper.  Short-term ratings also are used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations.  The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.  Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings.  Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations: likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.  (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

An obligation rated "AAA" has the highest rating assigned by S&P.  The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

An obligation rated "AA" differs from the highest-rated obligations only to a small degree.  The obligor's capacity to meet its financial commitment on the obligation is very strong.

An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

An obligation rated "BBB" exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

An obligation rated "CC" is currently highly vulnerable to nonpayment.

A "C" rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default.  Among others, the "C" rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

An obligation rated "D" is in payment default.  The "D" rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.  An obligation's rating is lowered to "D" upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Note:  The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

An "NR" indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings. A short-term obligation rated "A-1" is rated in the highest category by S&P.  The obligor's capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A short-term obligation rated "A-3" exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A short-term obligation rated "B" is regarded as having significant speculative characteristics.  Ratings of "B-1," "B-2," and "B-3" may be assigned to indicate finer distinctions within the "B" category.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

A short-term obligation rated "B-1" is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated "B-2" is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated "B-3" is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

A short-term obligation rated "D" is in payment default.  The "D" rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Municipal Short-Term Note Ratings Definitions. An S&P U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to the notes.  Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, S&P analysis will review the following considerations: amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Moody's

Long-Term Obligation Ratings and Definitions.  Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more.  They address the possibility that a financial obligation will not be honored as promised.  Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

Obligations rated "B" are considered speculative and are subject to high credit risk.

Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings. Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings.

Short-Term Obligation Ratings.  There are three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels—MIG 1 through MIG 3.  In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.  MIG ratings expire at the maturity of the obligation.

MIG 1
This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings.  In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating.  The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments.  The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1
This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2
This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3
This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG
This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch

Corporate Finance Obligations — Long-Term Rating Scales. Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale.  In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability also is included in the rating assessment.  This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%–50% on the senior, unsecured obligations of an issuer.  As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower or the same as that entity's issuer rating.

Highest credit quality:  "AAA" ratings denote the lowest expectation of credit risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality:  "AA" ratings denote expectations of very low credit risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

High credit quality:  "A" ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Good credit quality:  "BBB" ratings indicate that expectations of credit risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative:  "BB" ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

Highly speculative:  "B" ratings indicate that material credit risk is present.

Substantial credit risk:  "CCC" ratings indicate that substantial credit risk is present.

Very high levels of credit risk:  "CC" ratings indicate very high levels of credit risk.

Exceptionally high levels of credit risk:  "C" indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned "D" ratings, but are instead rated in the "B" to "C" rating categories, depending upon their recovery prospects and other relevant characteristics.  This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note:  The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the "AAA" obligation rating category, or to corporate finance obligation ratings in the categories below "B."

Structured, Project & Public Finance Obligations — Long-Term Rating Scales. Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations' relative vulnerability to default.  These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

Highest credit quality:  "AAA" ratings denote the lowest expectation of default risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality:  "AA" ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

High credit quality:  "A" ratings denote expectations of low default risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Good credit quality:  "BBB" ratings indicate that expectations of default risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative:  "BB" ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

Highly speculative:  "B" ratings indicate that material default risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

Substantial credit risk:  "CCC" indicates that default is a real possibility.

Very high levels of credit risk:  "CC" indicates that default of some kind appears probable.

Exceptionally high levels of credit risk:  "C" indicates that default appears imminent or inevitable.

Default:  "D" indicates a default.  Default generally is defined as one of the following: failure to make payment of principal and/or interest under the contractual terms of the rated obligation; the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or the coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance. A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-term ratings are assigned to obligations whose initial maturity is viewed as "short-term" based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Highest short-term credit quality:  "F1" indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

Good short-term credit quality:  "F2" indicates good intrinsic capacity for timely payment of financial commitments.

Fair short-term credit quality:  "F3" indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

Speculative short-term credit quality:  "B" indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

High short-term default risk:  "C" indicates that default is a real possibility.

Restricted default:  "RD" indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Applicable to entity ratings only.

Default:  "D" indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

DBRS

Long Term Obligations. The DBRS long-term rating scale provides an opinion on the risk of default.  That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued.  Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims.  All ratings categories other than AAA and D also contain subcategories "(high)" and "(low)."  The absence of either a "(high)" or "(low)" designation indicates the rating is in the middle of the category.

Long-term debt rated "AAA" is considered to be of the highest credit quality.  The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

Long-term debt rated "AA" is considered to be of superior credit quality.  The capacity for the payment of financial obligations is considered high.  Credit quality differs from AAA only to a small degree.  Unlikely to be significantly vulnerable to future events.

Long-term debt rated "A" is considered to be of good credit quality.  The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA.  May be vulnerable to future events, but qualifying negative factors are considered manageable.

Long-term debt rated "BBB" is considered to be of adequate credit quality.  The capacity for the payment of financial obligations is considered acceptable.  May be vulnerable to future events.

Long-term debt rated "BB" is considered to be of speculative, non-investment-grade credit quality.  The capacity for the payment of future obligations is uncertain.  Vulnerable to future events.

Long-term debt rated "B" is considered to be of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet financial obligations.

Long-term debt rated "CCC," "CC" or "C" is of very highly speculative credit quality.  In danger of defaulting on financial obligations.  There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range.  Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

A "D" rating implies a financial obligation has not been met or it is clear that a financial obligation will not met in the near future or a debt instrument has been subject to a distressed exchange.  A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

Commercial Paper and Short Term Debt. The DBRS short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner.  Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims.  The R-1 and R-2 rating are further denoted by the subcategories "(high)," "(middle)" and "(low)."

Short-term debt rated "R-1 (high)" is considered to be of the highest credit quality.  The capacity for the payment of short-term financial obligations as they fall due is exceptionally high.  Unlikely to be adversely affected by future events.

Short-term debt rated "R-1 (middle)" is considered to be of superior credit quality.  The capacity for the payment of short-term financial obligations as they fall due is very high.  Differs from R-1 (high) by a relatively modest degree.  Unlikely to be significantly vulnerable to future events.

Short-term debt rated "R-1 (low)" is considered to be of good credit quality.  The capacity for the payment of short-term financial obligations as they fall due is substantial.  Overall strength is not as favorable as higher rating categories.  May be vulnerable to future events, but qualifying negative factors are considered manageable.

Short-term debt rated "R-2 (high)" is considered to be at the upper end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.

Short-term debt rated "R-2 (middle)" is considered to be of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

Short-term debt rated "R-2 (low)" is considered to be at the lower end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.  A number of challenges are present that could affect the issuer's ability to meet such obligations.

Short-term debt rated "R-3" is considered to be at the lowest end of adequate credit quality.  There is a capacity for the payment of short-term financial obligations as they fall due.  May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

Short-term debt rated "R-4" is considered to be of speculative credit quality.  The capacity for the payment of short-term financial obligations as they fall due is uncertain.

Short-term debt rated "R-5" is considered to be of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

A security rated "D" implies that a financial obligation has not been met or it is clear that a financial obligation will not met in the near future, or a debt instrument has been subject to a distressed exchange.  A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations or extenuating circumstances may exist.

ADDITIONAL INFORMATION ABOUT THE BOARD

Boards' Oversight Role in Management

The boards' role in management of the funds is oversight.  As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the funds, primarily the Manager and its affiliates, have responsibility for the day-to-day management of the funds, which includes responsibility for risk management (including management of investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk).  As part of their oversight, the boards, acting at their scheduled meetings, or the Chairman, acting between board meetings, regularly interacts with and receives reports from senior personnel of the Manager and its affiliates, service providers, including the Manager's Chief Investment Officer (or a senior representative of his office), the funds' and the Manager's Chief Compliance Officer and portfolio management personnel.  The boards' audit committee (which consists of all Independent Board Members) meets during its regularly scheduled and special meetings, and between meetings the audit committee chair is available to the funds' independent registered public accounting firm and the funds' Chief Financial Officer.  The boards also receive periodic presentations from senior personnel of Dreyfus and its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending.  As warranted, the boards also receive informational reports from the boards' independent legal counsel (and, if applicable, separate counsel to the fund) regarding regulatory compliance and governance matters.  The boards have adopted policies and procedures designed to address certain risks to the funds.  In addition, the Manager and other service providers to the funds have adopted a variety of policies, procedures and controls designed to address particular risks to the funds.  Different processes, procedures and controls are employed with respect to different types of risks.  However, it is not possible to eliminate all of the risks applicable to the funds, and the boards' risk management oversight is subject to inherent limitations.

Board Composition and Leadership Structure

The 1940 Act requires that at least 40% of the board members be Independent Board Members and as such are not affiliated with the Manager.  To rely on certain exemptive rules under the 1940 Act, a majority of the funds' board members must be Independent Board Members, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board Members.  Currently, except as noted in Part I of this SAI, all of the funds' board members, including the Chairman of the Boards, are Independent Board Members.  The boards have determined that their leadership structure, in which the Chairman of the Boards is not affiliated with the Manager, is appropriate in light of the specific characteristics and circumstances of the funds, including, but not limited to:  (i) the services that the Manager and its affiliates provide to the funds and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of the funds are conducted by fund officers and employees of the Manager and its affiliates; and (iii) the boards' oversight role in management of the funds.

Additional Information About the Boards and Their Committees

Board members are elected to serve for an indefinite term.  The boards have standing audit, nominating, compensation, litigation and pricing committees.  The functions of the audit committees are (i) to oversee the funds' accounting and financial reporting processes and the audits of the funds' financial statements and (ii) to assist in the boards' oversight of the integrity of the funds' financial statements, the funds' compliance with legal and regulatory requirements and the independent registered public accounting firm's qualifications, independence and performance.  The nominating committees are responsible for selecting and nominating persons as members of the boards for election or appointment by the boards and for election by shareholders.  In evaluating potential nominees, including any nominees recommended by shareholders, a committee takes into consideration various factors listed in the nominating committee charter.  The nominating committees will consider recommendations for nominees from shareholders submitted to the Secretary of the Dreyfus Family of Funds, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 7th Floor East, New York, New York 10166, which include information regarding the recommended nominee as specified in the nominating committee charter.  The function of the compensation committees is to establish appropriate compensation for serving on the boards.  The litigation committee seeks to address any potential conflicts of interest between the funds and the Manager in connection with any potential or existing litigation or other legal proceeding relating to securities held by a fund and held or otherwise deemed to have a beneficial interest held by the Manager or its affiliate.  The boards (other than the boards of the money market funds) also have standing pricing committees comprised of any one board member; the function of the pricing committee is to assist in valuing fund investments.

MANAGEMENT ARRANGEMENTS

The Manager

The Manager is a wholly-owned subsidiary of BNY Mellon.  Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation, a global financial services company focused on helping clients manage and service their financial assets, operating in 36 countries and serving more than 100 markets.  BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace.  BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies.  Additional information is available at www.bnymellon.com.

Pursuant to a management or advisory agreement applicable to each fund, the Manager generally maintains office facilities on behalf of the funds, and furnishes statistical and research data, clerical help, data processing, bookkeeping and internal auditing and certain other required services to the funds (including, when a fund does not have a separate administration agreement, accounting and administration services).

As further described below under "Distributor," Dreyfus may pay the Distributor or financial intermediaries for shareholder or other services from Dreyfus' own assets, including past profits but not including the management fee paid by the funds.  The Distributor may use part or all of such payments to pay Service Agents.  Dreyfus also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

Sub-Advisers

See the prospectus to determine if any of the information about Sub-Advisers (below and elsewhere in this SAI) applies to your fund.

For funds with one or more Sub-Advisers, the Manager or the fund has entered into a Sub-Advisory Agreement with each Sub-Adviser.  A Sub-Adviser provides day-to-day investment management of a fund's portfolio (or a portion thereof allocated by the Manager), and certain related services.

The following is a list of persons (to the extent known by the fund) who are deemed to control each Sub-Adviser by virtue of ownership of stock or other interests of the Sub-Adviser.  Companies listed are in the asset management or other financial services business.  For Alcentra, ARX, CenterSquare, Mellon Capital, Newton, Standish, TBCAM and Walter Scott, which are all subsidiaries of BNY Mellon, see "The Manager" above for ownership information.

[ADDITIONAL SUB-ADVISERS TO COME]

CCM:  Andrew S. Cupps

EAM:  Derek J. Gaertner, Frank P. Hurst, Joshua M. Moss, Travis T. Prentice, Byron C. Roth and Montie L. Weisenberger

Geneva:  Amy S. Croen, William A. Priebe and Linda J. Priebe

Granite: Geoffrey I. Edelstein (Edelstein Trust, Geoffrey I. Edelstein and Alison Edelstein, Trustees), Robert W. Foran, Edward S. Han, Jeffrey J. Hoo, Peter O. Lopez, Douglas J. Morse, Richard A. Passafiume, Erik U. Rollé, Gary U. Rollé (Rollé Financial), Joshua D. Shaskan (Joshua D. Shaskan and Lisa M. Shaskan Revocable Trust, Joshua D. Shaskan and Lisa M. Shaskan, Trustees) and Bradley G. Slocum (Bradley G. Slocum Trust, Bradley G. Slocum, Trustee)

Hamon:  Hamon Investment Management Holdings Limited, Hamon Investment Holdings Ltd., The Hamon Investment Group Pte Limited and Simon Associates Ltd.; Hamon also is an affiliate of BNY Mellon

Iridian:  Alhero LLC, Article I Family Trust under Harold J. Levy 2009 Irrevocable Trust dated 5/28/09 (Shari B. Levy Trustee), Article I Family Trust under David L. Cohen 2008 Irrevocable Trust dated 4/22/08 (Jay Cohen, Michael Greene & Jeffrey Elliott, Trustees), Arovid Associates LLC, David L. Cohen, Harold J. Levy and LLMD LLC

Kayne:  Virtus Partners, Inc. and Virtus Investment Partners, Inc. ("Virtus")

Lombardia:  George G. Castro, Alvin W. Marley and Lombardia Capital Partners, Inc.

Neuberger Berman:  Neuberger Berman Group LLC, Neuberger Berman Holdings LLC and NBSH Acquisition, LLC

Nicholas:  AEN, L.P., NIC LLC, Catherine Charlotte Nicholas Trust dated 9/15/94 (Catherine Charlotte Nicholas, Trustee), Catherine C. Somhegyi Nicholas and Arthur E. Nicholas

RHJ:  Thao N. Buuhoan, James D. Dickinson, Thomas W. McDowell, Carl M. Obeck, Gary S. Rice, Cara M. Thome, Timothy A. Todaro and Reed Wirick

Riverbridge:  Mark A. Thompson

Sarofim & Co.:  The Sarofim Group, Inc. and Fayez S. Sarofim

TOBAM. Yves Choueifaty, TOBAM Holding Company and TOBEMP

TS&W:  OM Group (UK) Limited, Old Mutual plc, Old Mutual (US) Holdings, Inc. and TS&W Investment GP LLC

Vulcan:  C.T. Fitzpatrick

Walthausen:  John B. Walthausen

Portfolio Allocation Manager

EACM, a wholly-owned subsidiary of BNY Mellon, has been engaged as the Portfolio Allocation Manager for certain funds as described in the prospectus.  EACM is responsible for evaluating and recommending Sub-Advisers for these funds.  It is expected that differences in investment returns among the portions of a fund managed by different Sub-Advisers will cause the actual percentage of the fund's assets managed by each Sub-Adviser to vary over time.

Portfolio Managers and Portfolio Manager Compensation

See the prospectus to determine which portions of the information provided below apply to your fund.

For funds other than money market funds, an Affiliated Entity or the Sub-Adviser(s), as applicable, provide the funds with portfolio managers who are authorized by the board to execute purchases and sales of securities.  For the TBCAM Stock Funds, portfolio managers are employed by the Manager.  Portfolio managers are compensated by the company that employs them, and are not compensated by the funds.  Each fund's portfolio managers are listed in Part I of this SAI.

The following provides information about the compensation policies for portfolio managers.

[ADDITIONAL SUB-ADVISERS TO COME]

Alcentra.  Alcentra's compensation arrangements include a fixed salary, discretionary cash bonus and a number of long term incentive plans that are structured to align an employee's interest with the firm's longer term goals.  Portfolio managers are compensated in line with portfolio performance, rather than the growth of assets under management.  Other factors that may be taken into consideration include asset selection and trade execution and management of portfolio risk.

ARX.  A portfolio manager's cash compensation is comprised primarily of a market-based base salary and variable incentives paid (biannually) from ARX's profits.  The primary objectives of ARX's compensation structure are to motivate and reward continued growth and profitability and to attract and retain high-performing individuals.  ARX evaluates portfolio managers not only for their direct performance results, but also for their contribution to ARX.

CCM.  Through Andrew Cupps' ownership of the firm, he participates directly in the revenue of the firm, which is determined by the performance of the firm's accounts, including the relevant funds, and the assets under management by the firm.  He also is compensated with a base salary.

CenterSquare.  The portfolio managers' compensation is comprised of a market-based salary and incentive compensation, including both annual and long-term retention incentive awards.  Portfolio managers' incentive opportunities are 100% discretionary and are pre-established for each individual based upon competitive industry compensation benchmarks.

In addition to annual incentives, portfolio managers also are eligible to participate in CenterSquare's Long Term Incentive Cash Award Plan.  This plan provides for an annual award, payable to participants (generally senior level executives) 50% in deferred cash and 50% in BNY Mellon Restricted Stock.  These awards have a three-year cliff vest, with the participant becoming 100% vested on the third anniversary of the grant date, provided the employee remains an employee of the company. The deferred cash portion is generally invested by CenterSquare in affiliated mutual funds.

EACM.  Employees at EACM, including investment professionals (e.g., portfolio managers), generally receive two forms of compensation: a base salary and a discretionary annual bonus (based on the firm's profitability and their performance).  The discretionary bonus is based upon an individual's overall performance, with as much emphasis (for the relevant personnel) on contribution to the risk monitoring and quality control areas as there is on generating superior performance.  Personal performance and firm performance are roughly equally weighted.  As part of EACM's retention plan for key management personnel, a portion of each annual bonus pool also is invested in an offshore fund of hedge funds managed by EACM and vests over a period of three years.

EAM.  Portfolio managers at EAM are paid a base salary in line with industry benchmarks and participate in EAM's revenue share plan.  Portfolio managers also are compensated by distribution of profits based on ownership.

Geneva.  Total compensation for the portfolio management team, in which each member is a principal of the firm, includes a base salary plus a fixed percentage of Geneva's profits based on ownership.  Geneva believes that its compensation plan allows for the portfolio management team to focus on delivering long-term performance for its clients.  Geneva also offers eligible employees the opportunity to participate in a company sponsored 401(k) retirement plan.

Granite.  Compensation of portfolio managers at Granite includes base compensation and revenue-based and performance-based compensation for each team (Small Cap and Large Cap) and, if principals, a profits interest in Granite.  The overall compensation structure is reviewed annually for market competitiveness with an objective of offering compensation structures in the top third as compared to industry peers.  Portfolio managers, and other key investment personnel, have membership interests in Granite and are evaluated on an annual basis to determine additional allocations of membership interests.  Such interests entitle the members to distribution of profits as well as certain liquidity features. The interests effectively vest over a determined time period so as to provide a retention incentive.

Hamon.  Portfolio manager compensation is comprised of a market-based salary and an annual incentive plan.  Under the annual incentive plan, portfolio managers may receive a bonus of up to two times their annual salary, at the discretion of management.  In determining the amount of the bonus, significant consideration is given to the portfolio manager's investment portfolio performance over a one-year period (weighted 75%) and a three-year period (weighted 25%) compared to peer groups and relevant indexes.  Other factors considered are individual qualitative performance, asset size and revenue growth of the product and funds managed by the portfolio manager.

Iridian.  Iridian's compensation structure includes the following components:  base salary, 401(k) retirement plan, and annual bonus if warranted by the overall financial success of the firm.  Bonuses are based on performance.

Kayne.  Kayne's compensation structure includes a base salary, an incentive bonus opportunity and a benefits package.

Base Salary.  Kayne pays each of its portfolio managers a fixed base salary, which is designed to be competitive in light of the individual's experience and responsibilities.  Kayne management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus.  Incentive bonus pools at Kayne are based upon individual firm profits and in some instances overall Virtus profitability.  Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures established at the beginning of each calendar year.  Performance of a fund managed is measured over one-, three and five-year periods. Generally, an individual manager's participation is based on the performance of the funds/accounts managed as weighted roughly by total assets in each of these funds/accounts.  In certain instances, comparison of portfolio risk factors to peer or index risk factors, as well as achievement of qualitative goals, also may be components of the individual payment potential.  The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus Restricted Stock Units.

Other Benefits.  Portfolio managers at Kayne also are eligible to participate in broad-based plans offered generally to employees of Virtus and its affiliates, including 401(k), health and other employee benefit plans.  While portfolio manager compensation contains a performance component, this component is adjusted by Kayne to reward investment personnel for managing within the stated framework and for not taking unnecessary risk.

Lombardia.  Lombardia's compensation packages for its portfolio managers are comprised of base salaries and performance bonuses.  For performance bonuses, each investment professional is evaluated by Lombardia's compensation committee using a combination of quantitative and subjective factors.  The quantitative weight is 65% and the subjective weight is 35%.  The quantitative measure is based on an internal attribution report broken down by analyst and focused on stock selection.  Given that each of Lombardia's products has a stock picking strategy, Lombardia believes that this is the best measure of added value.  Lombardia's compensation committee then considers three factors:  (i) new idea generation, (ii) teamwork and (iii) work ethic.  New idea generation is intended to capture the quality and frequency of new idea generation.  This factor credits or penalizes ideas that do not make it into the portfolios.  Teamwork and work ethic will be measured both within individual teams and across the organization.  The compensation of Alvin W. Marley, a 25% owner of the firm, also is based on overall firm profitability.

Mellon Capital.  The primary objectives of the Mellon Capital compensation plans are to:

•	Motivate and reward superior investment and business performance

•	Motivate and reward continued growth and profitability

•	Attract and retain high-performing individuals critical to the on-going success of Mellon Capital

•	Create an ownership mentality for all plan participants

Cash compensation is comprised primarily of a market-based base salary and (variable) incentives (cash and deferred).  Base salary is determined by the employees' experience and performance in the role, taking into account the ongoing compensation benchmark analyses.  Base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.  Funding for the Mellon Capital Annual and Long Term Incentive Plan is through a pre-determined fixed percentage of overall Mellon Capital profitability.  Therefore, all bonus awards are based initially on Mellon Capital's financial performance.  Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards").  These targets are derived based on a review of competitive market data for each position annually.  Annual awards are determined by applying multiples to this target award.  Awards are 100% discretionary.  Factors considered in awards include individual performance, team performance, investment performance of the associated portfolio(s) (including both short and long term returns) and qualitative behavioral factors.  Other factors considered in determining the award are the asset size and revenue growth/retention of the products managed (if applicable). Awards are paid partially in cash with the balance deferred through the Long Term Incentive Plan.

Participants in the Long Term Incentive Plan have a high level of accountability and a large impact on the success of the business due to the position's scope and overall responsibility.  This plan provides for an annual award, payable in cash after a three-year cliff vesting period, as well as a grant of BNY Mellon Restricted Stock for senior level roles.

The same methodology described above is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts.  Mutual fund portfolio managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees.  Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to tax laws.  These plans are structured to provide the same retirement benefits as the standard retirement benefits.  In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under the BNY Mellon Deferred Compensation Plan for Employees.

Neuberger Berman.  Neuberger Berman's compensation philosophy is one that focuses on rewarding performance and incentivizing its employees. Neuberger Berman also is focused on creating a compensation process that is fair, transparent, and competitive with the market. Compensation for portfolio managers is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across Neuberger Berman and, most importantly, overall investment performance. The bonus for a portfolio manager is determined by using a formula which may or may not contain a discretionary component. The discretionary component is determined on the basis of a variety of criteria including investment performance (including the pre-tax three-year track record in order to emphasize long-term performance), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management and overall contribution to the success of Neuberger Berman. In addition, compensation of portfolio managers at other comparable firms is considered, with an eye toward remaining competitive with the market. The terms of long-term retention incentives at Neuberger Berman are as follows:

Employee-Owned Equity.  An integral part of the management buyout of Neuberger Berman in 2009 was implementing an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals.  The senior portfolio managers on the mutual fund teams are key shareholders in the equity ownership structure. On a yearly basis over the subsequent five years, the equity ownership allocations will be re-evaluated and re-allocated based on performance and other key metrics. A set percentage of employee equity and preferred stock is subject to vesting.

Contingent Compensation Plan.  Neuberger Berman also has established the Neuberger Berman Group Contingent Compensation Plan pursuant to which a certain percentage of an employee's compensation is deemed contingent and vests over a three-year period. Under the plan, most participating employees who are members of mutual fund investment teams will receive a cash return on their contingent compensation with a portion of such return being determined based on the team's investment performance, as well as the performance of a portfolio of other investment funds managed by Neuberger Berman Group investment professionals.

Restrictive Covenants.  Portfolio managers who have received equity interests have agreed to certain restrictive covenants, which impose obligations and restrictions with respect to confidential information and employee and client solicitation.

Certain portfolio managers may manage products other than mutual funds, such as high-net-worth separate accounts.  For the management of these accounts, a portfolio manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions (e.g., a "finder's fee" or "referral fee" paid to a third party). The percentage of revenue a portfolio manager receives will vary based on certain revenue thresholds.

Newton.  Portfolio manager compensation is primarily comprised of a market-based salary, annual cash bonus and participation in the Newton Long Term Incentive Plan.  The level of variable compensation (annual cash bonus and Newton Long Term Incentive Plan) ranges from 0% of base salary to in excess of 200% of base salary, depending upon corporate profits, team performance and individual performance.  The annual cash bonus is discretionary.  Portfolio manager awards are heavily weighted towards their investment performance relative to both benchmarks and peer comparisons and individual qualitative performance.  Awards also are reviewed against market data from industry compensation consultants such as McLagan Partners to ensure comparability with competitors.  The portfolio managers also are eligible to participate, at the discretion of management, in the Newton Long Term Incentive Plan.  This plan provides for an annual cash award that vests after four years.  The value of the award may change during the vesting period based upon changes in Newton's operating income.  Portfolio managers also are eligible to join the BNY Mellon Group Personal Pension Plan.  Employer contributions are invested in individual member accounts. The value of the fund is not guaranteed and fluctuates based on market factors.

Nicholas.  Portfolio managers are partners of the firm.  Nicholas' compensation structure for its portfolio managers specifically aligns their goals with that of Nicholas' clients, rewards investment performance and promotes teamwork through their partnership in the firm.  Portfolio managers typically receive a base salary and, as partners of the firm, proportionately share in the aggregate profits of Nicholas.  In addition to cash compensation, portfolio managers receive a benefit package.

RHJ.  Compensation of portfolio managers at RHJ includes base compensation and bonus.  In addition, Messrs. Holtz and Lipsker participate in revenues generated by the strategies they manage.

Riverbridge.  Riverbridge has three levels of compensation for investment team members.  Investment team members are compensated with a base compensation believed to be industry competitive relative to their level of responsibility.  The second level of compensation is predicated on the overall performance of the investment team and individual contributions to the team.  The chief investment officer makes a qualitative evaluation of the performance of the individual team member that contemplates contributions made for the current year and considers contributions made during the course of the last several years.  Evaluation factors include, but are not limited to, the performance of the relevant funds and other accounts managed relative to expectations for how those funds and accounts should have performed, given their objective, policies, strategies and limitations, and the market environment during the measurement period.  This performance factor is not based on the value of assets held in the portfolio strategy.  Additional factors considered include quality of research conducted, contributions made to the overall betterment of the investment team and contribution to the betterment of the firm.  The actual variable compensation may be more or less than the target amount, based on how well the individual satisfies the objectives stated above.  Multi-year time periods are used to evaluate the individual performance of investment team members.  Riverbridge stresses superior long-term performance and accordingly benchmarks portfolio managers' performance against comparable peer managers and the appropriate strategy benchmark.  The third level of compensation is ownership in the firm.  Riverbridge also has adopted a 401(k) Safe Harbor Plan that allows employees to contribute the maximum amount allowed by law.  Generally, all employees are eligible to participate in the plan.  Riverbridge matches annually the employee's contribution in an amount equal to 100% of the elective deferrals up to 3% of each employee's compensation, and an additional 50% on deferrals on the next 2% of each employee's compensation.

Sarofim & Co.  The portfolio managers are compensated through (i) payment of a fixed annual salary and discretionary annual bonus that may be based on a number of factors, including fund performance, the performance of other accounts and the overall performance of Sarofim & Co. over various time frames, including one-year, two-year and three-year periods, and (ii) the possible issuance of stock options and incentive stock options.  The fixed annual salary amounts and the discretionary annual bonus amounts constitute the largest component of the portfolio managers' compensation, and these amounts are determined annually through a comprehensive review process pursuant to which executive officers and the members of Sarofim & Co.'s board of directors review and consider the accomplishments and development of each portfolio manager, especially with respect to those client accounts involving the portfolio manager.  A lesser component of the portfolio managers' compensation results from the possible issuance of stock options and incentive stock options.  Portfolio managers are sometimes granted stock options and incentive stock options to acquire shares of the capital stock of The Sarofim Group, Inc., the ultimate corporate parent of Sarofim & Co.  The decisions as to whether to issue such options and to whom the options are to be issued are made in conjunction with the annual salary and bonus review process, and the options are issued pursuant to a stock option plan adopted by The Sarofim Group, Inc.  The options are not based on the particular performance or asset value of any particular client account or of all client accounts as a group, but rather the performance and accomplishments of the individual to whom the option is to be granted.  There are various aspects of the review process that are designed to provide objectivity, but, in the final analysis, the evaluation is a subjective one that is based upon a collective overall assessment.  There are, however, no specified formulas or benchmarks tied to the particular performance or asset value of any particular client account or of all client accounts as a group.

Standish.  The portfolio managers' compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long-term).  Funding for the Standish Incentive Plan is through a pre-determined fixed percentage of overall company profitability.  Therefore, all bonus awards are based initially on Standish's overall performance as opposed to the performance of a single product or group.  All investment professionals are eligible to receive incentive awards.  Cash awards are payable in the February month end pay of the following year. Most of the awards granted have some portion deferred for three years in the form of deferred cash, BNY Mellon equity, interests in investment vehicles (consisting of investments in a range of Standish products), or a combination of the above. Individual awards for portfolio managers are discretionary, based on both individual and multi-sector product risk adjusted performance relative to both benchmarks and peer comparisons over one year, three year and five year periods.  Also considered in determining individual awards are team participation and general contributions to Standish.  Individual objectives and goals are also established at the beginning of each calendar year and are taken into account. Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to BNY Mellon's Elective Deferred Compensation Plan.

TBCAM.  TBCAM's rewards program was designed to be market competitive and align its compensation with the goals of its clients.  This alignment is achieved through an emphasis on deferred awards which incentivizes its investment personnel to focus on long-term alpha generation.  The following factors encompass its investment professional awards program:  base salary, annual cash bonus, long-term incentive plan, deferred cash, BNY Mellon restricted stock, TBCAM restricted shares and a franchise dividend pool (i.e., if a team meets a pre-established contribution margin, any excess contribution is shared by the team and TBCAM and is paid out in both cash and long-term incentives).

Incentive compensation awards are generally subject to management discretion and pool funding availability.  Funding for TBCAM annual and long-term incentive plans is through a pre-determined fixed percentage of overall TBCAM profitability.  Awards are paid in cash on an annual basis; however, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles.

Awards for select senior portfolio managers are based on a two-stage model:  an opportunity range based on the current level of business and an assessment of long-term business value.  A significant portion of the opportunity awarded is structured and based upon the one-, three- and five-year (three-year and five-year weighted more heavily) pre-tax performance of the portfolio manager's accounts relative to the performance of the appropriate peer groups.

TOBAM.  The salary of each employee is determined by their background and seniority in the firm.  Bonuses are based on the contribution of the employee to the firm's annual results.  Once a year, after an individual performance review, the monthly salary is revised, and bonuses are decided by the executive committee.

All employees with at least six months of seniority have the opportunity to become shareholders of the firm and, as such, are directly concerned with the profits of the firm and the dividends distributed.  All primary portfolio managers are shareholders of TOBAM.

TS&W.  For each portfolio manager, TS&W's compensation structure includes the following components:  base salary, annual bonus, deferred profit sharing and the ability to participate in a voluntary income deferral plan.

Base Salary.  Each portfolio manager is paid a fixed base salary, which varies among portfolio managers depending on the experience and responsibilities of the portfolio manager as well as the strength or weakness of the employment market at the time the portfolio manager is hired or upon any renewal period.

Bonus.  Each portfolio manager is eligible to receive an annual bonus.  Targeted bonus amounts vary among portfolio managers based on the experience level and responsibilities of the portfolio manager.  Bonus amounts are discretionary and tied to overall performance versus individual objectives.  Performance versus peer groups and benchmarks are taken into consideration.  For capacity constrained products, like small cap value, the small cap portfolio manager has an incentive program tied to the revenue generated in that product area.

Deferred Profit Sharing.  All employees are eligible to receive annual profit sharing contributions under a qualified profit sharing plan, subject to IRS limitations.  Discretionary contributions are made on an annual basis at the sole discretion of TS&W.

Deferred Compensation Plan.  Portfolio managers meeting certain requirements also are eligible to participate in a voluntary, nonqualified deferred compensation plan that allows participants to defer a portion of their income on a pre-tax basis and potentially earn tax-deferred returns.

Equity Plan.  Key employees may be awarded deferred TS&W equity grants.  In addition, key employees may purchase TS&W equity directly.

Vulcan.  Vulcan's compensation structure includes the following components: base salary, bonus based on contribution to the research process, retirement plan, medical benefits and substantial ownership in the firm.

Walter Scott.  Compensation generally consists of a competitive base salary and entitlement to annual profit share. In addition, all staff qualify for retirement benefits, life assurance and health insurance.

All staff are eligible to participate in the firm's annual profit share, which is a fixed percentage of pre-incentive operating profits.  This is the sole source of incentive compensation.  Investment, operations, compliance and client service staff are all focused upon the same goals of providing superior performance and service to clients.  Success in these goals drives the firm's profits and therefore the profit share.

For senior staff, the majority of annual compensation is the profit share. An element of this is deferred via a long-term incentive plan, largely invested in a long term global equity fund for which Walter Scott is the investment advisor and BNY Mellon stock.  The long term global equity fund has a deferral period of three years.  Prior to 2013, BNY Mellon restricted stock had a deferral period of three years.  Grants awarded from 2013 onwards vest on a pro-rata basis over four years.

Walter Scott's compensation structure is designed to promote fair and equal treatment of all clients.  The remuneration and nominations committee of Walter Scott's governing board determines the salary and profit share allocation based on the overall performance of the firm.

Walthausen.  All members of Walthausen have common stock ownership in the firm.  This is a founding principle of the firm, which Walthausen believes maximizes the alignment of goals for the firm and its clients.  As the firm grows, Walthausen intends to expand ownership to new team members after an initial review period.  Walthausen's compensation structure consists of base salary, bonus and profit sharing.  Each member of the investment team receives a base salary which is commensurate with past experience and role within the firm. Bonuses are similarly awarded based on team performance and firm profitability.  As the firm grows, Walthausen intends to allocate profits across ownership levels.

Certain Conflicts of Interest with Other Accounts

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs ("Other Accounts").

Potential conflicts of interest may arise because of an Adviser's or portfolio manager's management of a fund and Other Accounts.  For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as an Adviser may be perceived as causing accounts it manages to participate in an offering to increase the Adviser's overall allocation of securities in that offering, or to increase the Adviser's ability to participate in future offerings by the same underwriter or issuer.  Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as an Adviser may have an incentive to allocate securities that are expected to increase in value to preferred accounts.  IPOs, in particular, are frequently of very limited availability.  Conflicts of interest may also exist with respect to portfolio managers who also manage performance-based fee accounts, such as deciding which securities to allocate to a fund versus the performance-based fee account.  Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the fund, that they are managing on behalf of an Adviser.  The Advisers periodically review each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the fund.  In addition, an Adviser could be viewed as having a conflict of interest to the extent that the Adviser or its affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the relevant fund.  For these or other reasons, the portfolio managers may purchase different securities for the fund and the Other Accounts, and the performance of securities purchased for the fund may vary from the performance of securities purchased for Other Accounts.  The portfolio managers may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the fund, which could have the potential to adversely impact the fund, depending on market conditions.  In addition, if a fund's investment in an issuer is at a different level of the issuer's capital structure than an investment in the issuer by Other Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the fund's and such Other Accounts' investments in the issuer.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

BNY Mellon and its affiliates, including the Manager, Sub-Advisers affiliated with the Manager and others involved in the management, sales, investment activities, business operations or distribution of the funds, are engaged in businesses and have interests other than that of managing the funds.  These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the funds or the funds' service providers, which may cause conflicts that could disadvantage the funds.

BNY Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the funds.  BNY Mellon has no obligation to provide to the Adviser or the funds, or effect transactions on behalf of the funds in accordance with, any market or other information, analysis, or research in its possession.  Consequently, BNY Mellon (including, but not limited to, BNY Mellon's central Risk Management Department) may have information that could be material to the management of the funds and may not share that information with relevant personnel of the Adviser.  Accordingly, in making investment decisions for a fund, the Adviser does not seek to obtain or use material inside information that BNY Mellon may possess with respect to such issuers.  However, because an Adviser, in the course of investing fund assets in loans, may have access to material non-public information regarding a Borrower, the ability of a fund or funds advised by such Adviser to purchase or sell publicly-traded securities of such Borrowers may be restricted.

Code of Ethics.  The funds, the Manager, the Sub-Advisers and the Distributor each have adopted a Code of Ethics that permits its personnel, subject to such respective Code of Ethics, to invest in securities, including securities that may be purchased or held by a fund.  The Code of Ethics subjects the personal securities transactions of employees to various restrictions to ensure that such trading does not disadvantage any fund.  In that regard, portfolio managers and other investment personnel employed by the Manager or an Affiliated Entity or a Sub-Adviser affiliated with the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and also are subject to the oversight of BNY Mellon's Investment Ethics Committee.  Portfolio managers and other investment personnel may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

Distributor

The Distributor, a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York  10166, serves as each fund's distributor on a best efforts basis pursuant to an agreement, renewable annually, with the fund or the corporation or trust of which it is a part.  The Distributor also serves as distributor for the other funds in the Dreyfus Family of Funds and BNY Mellon Funds Trust.

Depending on your fund's distribution arrangements and share classes offered, not all of the language below may be applicable to your fund (see the prospectus and "How to Buy Shares" in Part II of this SAI to determine your fund's arrangements and share classes).

The Distributor compensates from its own assets certain Service Agents for selling Class A shares subject to a CDSC and Class C shares at the time of purchase.  The proceeds of the CDSCs and fees pursuant to a fund's 12b-1 Plan, in part, are used to defray the expenses incurred by the Distributor in connection with the sale of the applicable class of a fund's shares.  The Distributor also may act as a Service Agent and retain sales loads and CDSCs and 12b-1 Plan fees.  For purchases of Class A shares subject to a CDSC and Class C shares, the Distributor generally will pay Service Agents on new investments made through such Service Agents a commission of up to 1% of the NAV of such shares purchased by their clients.

The Distributor may pay Service Agents that have entered into agreements with the Distributor a fee based on the amount invested in fund shares through such Service Agents by employees participating in Retirement Plans, or other programs.  Generally, the Distributor may pay such Service Agents a fee of up to 1% of the amount invested through the Service Agents.  The Distributor, however, may pay Service Agents a higher fee and reserves the right to cease paying these fees at any time.  The Distributor will pay such fees from its own funds, other than amounts received from a fund, including past profits or any other source available to it.  Sponsors of such Retirement Plans or the participants therein should consult their Service Agent for more information regarding any such fee payable to the Service Agent.

Dreyfus or the Distributor may provide additional cash payments out of its own resources to financial intermediaries that sell shares of a fund or provide other services (other than Class Y shares).  Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses paid by the fund to those intermediaries.  Because those payments are not made by you or the fund, the fund's total expense ratio will not be affected by any such payments.  These additional payments may be made to Service Agents, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agent.  Cash compensation also may be paid from Dreyfus' or the Distributor's own resources to Service Agents for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs.  These payments sometimes are referred to as "revenue sharing."  From time to time, Dreyfus or the Distributor also may provide cash or non-cash compensation to Service Agents in the form of:  occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations.  In some cases, these payments or compensation may create an incentive for a Service Agent to recommend or sell shares of a fund to you.  In addition, the Distributor may provide additional and differing compensation from its own assets to certain of its employees who promote the sale of select funds to certain Service Agents, who in turn may recommend such funds to their clients.  In some cases, these payments may create an incentive for the employees of the Distributor to promote a fund for which the Distributor provides a higher level of compensation.  Please contact your Service Agent for details about any payments it may receive in connection with the sale of fund shares or the provision of services to a fund.

Transfer and Dividend Disbursing Agent and Custodian

The Transfer Agent, a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York  10166, is each fund's transfer and dividend disbursing agent.  Pursuant to a transfer agency agreement with the funds, the Transfer Agent arranges for the maintenance of shareholder account records for the funds, the handling of certain communications between shareholders and the funds and the payment of dividends and distributions payable by the funds.  For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month, and is reimbursed for certain out-of-pocket expenses.  The funds, other than the Index Funds, also may make payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of fund shares.

The Custodian, an affiliate of the Manager, located at One Wall Street, New York, New York 10286, serves as custodian for the investments of the funds.  The Custodian has no part in determining the investment policies of the funds or which securities are to be purchased or sold by the funds.  Pursuant to a custody agreement applicable to each fund, the Custodian holds each fund's securities and keeps all necessary accounts and records.  For its custody services, the Custodian receives a monthly fee based on the market value of each fund's assets held in custody and receives certain securities transaction charges.

Funds' Compliance Policies and Procedures

The funds have adopted compliance policies and procedures pursuant to Rule 38a-1 under the 1940 Act that cover, among other matters, certain compliance matters relevant to the management and operations of the funds.

DETERMINATION OF NAV

See the prospectus and "Investments, Investment Techniques and Risks" in Part II of this SAI to determine which sections of the discussion below apply to your fund.

Valuation of Portfolio Securities (funds other than money market funds)

A fund's equity securities, including option contracts (but not including investments in other open-end registered investment companies), generally are valued at the last sale price on the day of valuation on the securities exchange or national securities market on which such securities primarily are traded.  Securities listed on NASDAQ markets generally will be valued at the official closing price.  If there are no transactions in a security, or no official closing prices for a NASDAQ market-listed security on that day, the security will be valued at the average of the most recent bid and asked prices.  Bid price is used when no asked price is available.  Open short positions for which there is no sale price on a given day are valued at the lowest asked price.  Investments in other open-end investment companies are valued at their reported NAVs each day, except that shares of ETFs generally are valued at the last sale price on the day of valuation on the securities exchange on which the shares are primarily traded.

Substantially all of a fund's debt securities and instruments, including interest rate, credit default and total return swaps and options thereon, are valued by one or more independent pricing services (the "Service") approved by the board.  When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities).  The value of other debt securities and instruments is determined by the Service based on methods which include consideration of:  yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.  The Service's procedures are reviewed by fund officers under the general supervision of the board.  Overnight and certain other short-term debt securities and instruments (excluding Treasury bills) will be valued by the amortized cost method, which approximates value, unless a Service provides a valuation for such security or, in the opinion of the board or a committee or other persons designated by the board, the amortized cost method would not represent fair value.

Market quotations of foreign securities in foreign currencies and any fund assets or liabilities initially expressed in terms of foreign currency are translated into U.S. dollars at the spot rate, and foreign currency forward contracts are valued at the forward rate obtained from a Service approved by the board.  If a fund has to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the fund's NAV may not take place contemporaneously with the determination of prices of certain of the fund's portfolio securities.  Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts.  The valuation of a security based on this fair value process may differ from the security's most recent closing price and from the prices used by other mutual funds to calculate their NAVs.  Foreign securities held by a fund may trade on days that the fund is not open for business, thus affecting the value of the fund's assets on days when fund investors have no access to the fund.

Generally, over-the-counter option contracts will be valued by the Service at the average of the most recent bid and asked quotations obtained from the Service.  Futures contracts will be valued at the most recent settlement price.  Restricted securities, as well as securities or other assets for which recent market quotations or official closing prices are not readily available or are determined by a fund not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) but before the fund calculates its NAV), or which are not valued by the Service, are valued at fair value as determined in good faith based on procedures approved by the board.  Fair value of investments may be determined by the board or its pricing committee or the fund's valuation committee using such information as it deems appropriate.  The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.  The valuation of a security based on fair value procedures may differ from the prices used by other mutual funds to calculate their NAVs.

Valuation of Portfolio Securities (money market funds only)

In the case of a money market fund that uses amortized cost pricing to value its portfolio securities, the valuation of the fund's portfolio securities is based upon their amortized cost which does not take into account unrealized gains or losses.  This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.  While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument.  Boards overseeing money market funds have established, as a particular responsibility within the overall duty of care owed to fund investors, procedures reasonably designed to stabilize the funds' price per share as computed for the purpose of purchases and redemptions at $1.00.  Such procedures include review of the funds' portfolio holdings by the board, at such intervals as it may deem appropriate, to determine whether the funds' NAV calculated by using available market quotations or market equivalents (including valuations obtained from a Service) deviates from $1.00 per share based on amortized cost.  Other investments and assets will be valued at fair value as determined in good faith by the board.

Calculation of NAV

Fund shares are sold on a continuous basis.  Except as otherwise described in the prospectus, NAV per share of each fund and each class of a Multi-Class Fund is determined as of the close of trading on the floor of the NYSE (usually 4:00 p.m., Eastern time) on each day the NYSE is open for regular business.  For purposes of determining NAV, certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the NYSE.  The NAV per share of a fund is computed by dividing the value of the fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares of such fund outstanding.

Fund expenses and fees, including management fees and fees pursuant to Plans (reduced by the fund's expense limitation, if any), are accrued daily and taken into account for the purpose of determining the NAV of a fund's shares.  For funds with more than one class of shares, because of the differences in operating expenses incurred by each class of shares of a fund, the per share NAV of each class of shares of the fund will differ.  The NAV of each class of a fund with more than one class of shares is computed by dividing the value of the fund's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding.

Expense Allocations

Except as may be otherwise described in "Certain Expense Arrangements and Other Disclosures" in Part II of this SAI, all expenses incurred in the operation of the series of a fund company are borne by the fund company.  Expenses attributable to a particular series of a fund company are charged against the assets of that series; other expenses of the fund company are allocated among the series on the basis determined by the board, including, but not limited to, proportionately in relation to the net assets of each series.  In addition, each class of shares of a fund with more than one class bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class.

NYSE and Transfer Agent Closings

The holidays (as observed) on which both the NYSE and the Transfer Agent are closed currently are:  New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.  In addition, the NYSE is closed on Good Friday.

ADDITIONAL INFORMATION ABOUT DIVIDENDS AND DISTRIBUTIONS

Dividends automatically are reinvested in additional shares of the fund from which they were paid at NAV without a sales load (if applicable), or, at your option, paid in cash.  If a fund investor elects to receive dividends and distributions in cash, and the investor's dividend or distribution check is returned to the fund as undeliverable or remains uncashed for six months, the fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional fund shares at NAV.  No interest will accrue on amounts represented by uncashed distribution or redemption checks.

For a fund that declares dividends each business day, if you redeem all shares in your account at any time during a month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption.  If an omnibus accountholder indicates in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to the omnibus accountholder along with the proceeds of the redemption.

Dividends and distributions among share classes in the same fund may vary due to the different expenses of such share classes.

Funds Other Than Money Market Funds

Any dividend or distribution paid shortly after an investor's purchase of fund shares may have the effect of reducing the aggregate NAV of the shares below the cost of the investment.  Such a dividend or distribution would be a return of capital in an economic sense, although taxable as stated in the prospectus and this SAI.  In addition, the Code provides that if a shareholder holds shares of a fund for six months or less and has (or is deemed to have) received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received or deemed to have been received.  The Code further provides that if a shareholder holds shares of a municipal or other tax-exempt fund for six months or less and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares generally will be disallowed to the extent of the exempt-interest dividend received.

A fund may make distributions on a more frequent basis than is described in its prospectus to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.  A fund may not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired.

For a bond fund that declares dividends daily (see Part II of this SAI under "Dividends and Distributions"), dividends accrue beginning one day after the date of purchase and through the date a redemption is effective.  When determining a fund's dividend rate on a weekend or holiday, the fund will use the dividend rate on the business day following the weekend or holiday.  All expenses are accrued daily and deducted before declaration of dividends to shareholders.

Money Market Funds

Dividends accrue beginning on the date of purchase (provided purchase payments are received by wire prior to the time as of which the fund calculates its NAV on such day (as described in the prospectus)) and through the day prior to the date a redemption is effective.  A fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day.  Dividends usually are paid on the last calendar day of each month.  All expenses are accrued daily and deducted before declaration of dividends to shareholders.

Dividends from net realized short-term capital gains, if any, generally are declared and paid once a year, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.  A fund will not make distributions from net realized capital gains unless capital loss carryovers, if any, have been utilized or have expired.  The funds do not expect to realize any long-term capital gains or losses.

TAXATION

See the prospectus and "Investment Policies and Restrictions" in Part II of this SAI to determine which sections of the discussion below apply to your funds.

The following is only a general summary of some of the important federal income tax considerations generally affecting the funds and their shareholders.  No attempt is made to present a complete explanation of the federal tax treatment of the funds' activities or, except to the extent specifically addressed herein, to discuss state and local tax matters affecting the funds or their shareholders.  Shareholders are urged to consult their own tax advisors for more detailed information concerning the tax implications of investments in the funds.

Taxation of the Funds

Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Code and intends to continue to so qualify if such qualification is in the best interests of its shareholders.  As a RIC, a fund will pay no federal income tax on its net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code.  To qualify as a RIC, a fund must, among other things: (a) derive in each taxable year (the "gross income test") at least 90% of its gross income from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in "qualified publicly traded partnerships" ("QPTPs," as defined below); (b) diversify its holdings (the "asset diversification test") so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the fund controls and that are engaged in the same, similar or related trades or businesses or one or more QPTPs; and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (determined without regard to the dividends paid deduction) and net tax-exempt interest income, if any, for such year.

In general, for purposes of the gross income test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by a RIC.  However, as noted above, 100% of the net income derived from an interest in a QPTP is qualifying income for purposes of the gross income test.  A QPTP is defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives at least 90% of its gross income from certain enumerated passive income sources described in Code section 7704(d), but does not include a partnership that derives 90% of its gross income from sources described in Code section 851(b)(2)(A).  Although income from a QPTP is qualifying income for purposes of the gross income test, investment in QPTPs cannot exceed 25% of a fund's assets.

Gains from foreign currencies (including foreign currency options, foreign currency swaps, foreign currency futures and foreign currency forward contracts) currently constitute qualifying income for purposes of the gross income test.  However, the Treasury has the authority to issue regulations (possibly with retroactive effect) treating a RIC's foreign currency gains as non-qualifying income for purposes of the gross income test to the extent that such income is not directly related to the RIC's principal business of investing in stock or securities.

A RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC's failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect.  However, in such case, a tax is imposed on the RIC for the taxable year in which, absent the application of the above cure provision, it would have failed the gross income test equal to the amount by which (x) the RIC's non-qualifying gross income exceeds (y) one-ninth of the RIC's qualifying gross income, each as determined for purposes of applying the gross income test for such year.

A RIC that fails the asset diversification test as of the end of a quarter shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances.  If the RIC's failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC's assets at the end of such quarter and (ii) $10,000,000 (a "de minimis failure"), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC's failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure, or otherwise satisfies the asset diversification test.  However, in such case, a tax is imposed on the RIC, at the highest prescribed corporate income tax rate, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met.  In all events, however, such tax will not be less than $50,000.

If a fund were to fail to qualify as a RIC in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.  Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and may be eligible for a preferential maximum tax rate in respect of "qualified dividends" in the case of shareholders taxed as individuals, provided in both cases, the shareholder meets certain holding period and other requirements in respect of the fund's shares (as described below).  In addition, a fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

A nondeductible excise tax at a rate of 4% will be imposed on the excess, if any, of a fund's "required distribution" over its actual distributions in any calendar year.  Generally, the required distribution is 98% of a fund's ordinary income for the calendar year plus 98.2% of its capital gain net income, determined under prescribed rules for this purpose, recognized during the one-year period ending on October 31st of such year (or December 31st of that year if the fund is permitted to so elect and so elects) plus undistributed amounts from prior years.  Each fund generally intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP.  A fund's investments in partnerships, including in QPTPs, may result in a fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Taxation of Fund Distributions (Funds Other Than Municipal or Other Tax-Exempt Funds)

For federal income tax purposes, distributions of investment income generally are taxable as ordinary income to the extent of the distributing fund's earnings and profits, regardless of whether you receive your distributions in cash or have them reinvested in additional fund shares.  Taxes on distributions of capital gains are determined by how long a fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares.  In general, a fund will recognize long-term capital gain or loss on assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less.  Distributions of "net capital gain," that is, the excess of net long-term capital gains over net short-term capital losses, that are properly characterized by the fund as capital gain dividends ("capital gain dividends") will generally be taxable to a shareholder receiving such distributions as long-term capital gain.  Long-term capital gains are generally taxable to individuals at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels.  These rates may increase depending on whether legislation is or has been enacted, and, if so, in what form.  Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income.  The determination of whether a distribution is from capital gains is generally made taking into account available net capital loss carryforwards, if any.  If a RIC has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year, that portion of the RIC's net capital loss consisting of the excess (if any) of the RIC's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the RIC's next taxable year, and that portion of the RIC's net capital loss consisting of the excess (if any) of the RIC's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the RIC's next taxable year.  Any such capital losses of a RIC may be carried forward to succeeding taxable years of the RIC without limitation.  Net capital loss carryforwards of a RIC arising in taxable years of the RIC beginning on or before December 22, 2010 (the date of enactment of the Regulated Investment Company Modernization Act of 2010) may be applied against any net realized capital gains of the RIC in each succeeding year, or until their respective expiration dates, whichever is first.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a fund before a shareholder's investment (and thus were included in the price the shareholder paid for his or her shares).  Distributions are taxable regardless of whether shareholders receive them in cash or in additional shares.  Distributions declared and payable by a fund during October, November or December to shareholders of record on a date in any such month and paid by the fund during the following January generally will be treated for federal tax purposes as paid by the fund and received by shareholders on December 31st of the year in which the distributions are declared rather than the calendar year in which they are received.

A fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained.  In such case, the fund may designate its retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his or her pro rata share of such gain, with the result that each shareholder in the fund will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of the tax paid by the fund on the gain and (iii) increase the tax basis for his or her shares in the fund by an amount equal to the deemed distribution less the tax credit.

In general, dividends (other than capital gain dividends) paid by a fund to U.S. individual shareholders may be eligible for preferential tax rates applicable to long-term capital gain to the extent that the fund's income consists of dividends paid by U.S. corporations and certain "qualified foreign corporations" on shares that have been held by the fund for at least 61 days during the 121-day period commencing 60 days before the shares become ex-dividend.  Dividends paid on shares held by a fund will not be taken into account in determining the applicability of the preferential maximum tax rate to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.  Dividends paid by REITs are not generally eligible for the preferential maximum tax rate.  Further, a "qualified foreign corporation" does not include any foreign corporation, which for its taxable year in which its dividend was paid, or the preceding taxable year, is a passive foreign investment company ("PFIC," discussed below).  In order to be eligible for the preferential rate, the shareholder in the fund must have held his or her shares in the fund for at least 61 days during the 121-day period commencing 60 days before the fund shares become ex-dividend.  Additional restrictions on a shareholder's qualification for the preferential rate may apply.

In general, dividends (other than capital gain dividends) paid by a fund to U.S. corporate shareholders may be eligible for the dividends received deduction to the extent that the fund's income consists of dividends paid by U.S. corporations (other than REITs) on shares that have been held by the fund for at least 46 days during the 91-day period commencing 45 days before the shares become ex-dividend.  Dividends paid on shares held by a fund will not be taken into account for this purpose if the stock on which the dividend is paid is considered to be "debt-financed" (generally, acquired with borrowed funds), or to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.  Moreover, the dividend received deduction may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing holding period and other requirements with respect to its shares of the fund or by application of the Code.

If a fund makes a distribution that is or is considered to be in excess of its current and accumulated "earnings and profits" for the relevant period, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in his or her shares, and thereafter as capital gain.  A return of capital is not taxable, but it reduces a shareholder's basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a RIC and net gains from redemptions or other taxable dispositions of RIC shares) of U.S. individuals, estates and trusts.  The tax applies to the lesser of (i) such net investment income (or, in the case of an estate or trust, its undistributed net investment income), and (ii) the excess, if any, of such person's "modified adjusted gross income" (or, in the case of an estate or trust, its "adjusted gross income") over a threshold amount.

Sale, Exchange or Redemption of Shares

A sale, exchange or redemption of shares in a fund will give rise to a gain or loss.  Any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months.  Otherwise, the gain or loss on the taxable disposition of fund shares will be treated as short-term capital gain or loss.

However, any loss realized upon a taxable disposition of fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by the shareholder with respect to the shares.  Further, all or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other substantially identical shares of the fund are purchased (including by means of a dividend reinvestment plan) within 30 days before or after the disposition.  In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

As discussed below under "Funds Investing in Municipal Securities," any loss realized upon a taxable disposition of shares in a municipal or other tax-exempt fund that have been held for six months or less will be disallowed to the extent of any exempt-interest dividends received (or deemed received) by the shareholder with respect to the shares.  This loss disallowance rule, however, does not apply with respect to a regular dividend paid by a RIC which declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.

Generally, if a shareholder sells or redeems shares of a fund within 90 days of their original acquisition, the shareholder cannot claim a loss on the original shares attributable to the amount of their load charge if the load charge is reduced or waived on a future purchase of shares of any fund (on account of the prior load charge), but instead is required to reduce the basis of the original shares by the amount of their load charge and carry over that amount to increase the basis of the newly acquired fund shares.  This rule applies only if the acquisition of the new fund shares occurs on or before January 31 of the calendar year following the year in which the original shares were sold or redeemed.

If a shareholder recognizes a loss with respect to a fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of the applicable regulations in light of their individual circumstances.

The funds (or their administrative agent) are required to report to the IRS and furnish to fund shareholders the cost basis information and holding period for fund shares purchased on or after January 1, 2012, and redeemed on or after that date.  The funds will permit fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost.  In the absence of an election by a shareholder, the funds will use the average cost method with respect to that shareholder.  The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption.  Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

PFICs

Funds that invest in foreign securities may own shares in certain foreign entities that are treated as PFICs for U.S. federal income tax purposes.  A fund that owns shares of a PFIC may be subject to U.S. federal income tax (including interest charges) on distributions received from the PFIC or gains from a disposition of shares in the PFIC.  To avoid this treatment, each fund owning PFIC shares may make an election to mark the gains (and to a limited extent losses) in a PFIC "to market" as though it had sold and repurchased its holdings in the PFIC on the last day of the fund's taxable year.  Such gains and losses are treated as ordinary income and loss.  Alternatively, a fund may in certain cases elect to treat a PFIC as a "qualified electing fund" (a "QEF"), in which case the fund will be required to include in its income annually its share of the QEF's income and net capital gains, regardless of whether the fund receives any distribution from the QEF.  If the QEF incurs a loss for a taxable year, the loss will not pass through to the fund and, accordingly, cannot offset other income and/or gains of the fund.  A fund may not be able to make the QEF election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy.

The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a fund to avoid taxation.  Making either of these elections therefore may require a fund to liquidate investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect the fund's total return.  Dividends paid by PFICs generally will not be eligible to be treated as qualified dividend income.

Non-U.S. Taxes

Investment income that may be received by a fund from sources within foreign countries may be subject to foreign withholding and other taxes.  Tax treaties between the United States and certain countries may reduce or eliminate such taxes.  If more than 50% of the value of a fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, or if at least 50% of the value of a fund's total assets at the close of each quarter of its taxable year is represented by interests in other RICs (as is the case for a Fund of Funds), that fund may elect to "pass through" to its shareholders the amount of foreign taxes paid or deemed paid by that fund.  If that fund so elects, each of its shareholders would be required to include in gross income, even though not actually received, his or her pro rata share of the foreign taxes paid or deemed paid by that fund, but would be treated as having paid his or her pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both).  For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his or her pro rata share of such foreign taxes plus the portion of dividends received from the fund representing income derived from foreign sources.  No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions.  In certain circumstances, a shareholder that (i) has held shares of the fund for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares.  Additionally, the fund must also meet this holding period requirement with respect to its foreign stocks and securities in order for "creditable" taxes to flow-through.  Each shareholder should consult his or her own tax advisor regarding the potential application of foreign tax credits.

Foreign Currency Transactions

Gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time that fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss.  Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, also are treated as ordinary income or loss.

Financial Products

A fund's investments in options, futures contracts, forward contracts, swaps and derivatives, as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (including notional principal contract, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the fund (including, potentially, without a corresponding receipt of cash with which to make required distributions), defer fund losses, cause adjustments in the holding periods of fund securities, convert capital gains into ordinary income, render dividends that would otherwise be eligible for the dividends received deduction or preferential rates of taxation ineligible for such treatment, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses.  These rules could therefore affect the amount, timing and character of distributions to shareholders of a fund.  In addition, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the applicable requirements, to maintain its qualification as a RIC and avoid fund-level taxation.

Payments with Respect to Securities Loans

A fund's participation in loans of securities may affect the amount, timing and character of distributions to shareholders.  With respect to any security subject to a securities loan, any (i) amounts received by a fund in place of dividends earned on the security during the period that such security was not directly held by a fund may not give rise to qualified dividend income and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by a fund will not qualify as a foreign tax paid by such fund and therefore cannot be passed through to shareholders even if the fund meets the requirements described in "Non-U.S. Taxes," above.

Securities Issued or Purchased at a Discount and Payment-in-Kind Securities

A fund's investments, if any, in securities issued or purchased at a discount, as well as certain other securities (including zero coupon obligations and certain redeemable preferred stock), may require the fund to accrue and distribute income not yet received.  Similarly, a fund's investment in payment-in-kind securities will give rise to income which is required to be distributed even though the fund receives no payment in cash on the security during the year.  In order to generate sufficient cash to make its requisite distributions, a fund may be required to borrow money or sell securities in its portfolio that it otherwise would have continued to hold.

Inflation-Indexed Treasury Securities

The taxation of inflation-indexed Treasury securities is similar to the taxation of conventional bonds.  Both interest payments and the difference between original principal and the inflation-adjusted principal generally will be treated as interest or original issue discount income subject to taxation.  Interest payments generally are taxable when received or accrued.  The inflation adjustment to the principal generally is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received.  Accordingly, as in the case of securities issued or purchased at a discount and zero coupon obligations, a fund's investments in inflation-indexed Treasury securities may require the fund to accrue and distribute income not yet received.  Decreases in the indexed principal in a given year generally (i) will reduce the amount of interest income otherwise includible in income for that year in respect of the Treasury security, (ii) to the extent not treated as an offset to current income under (i), will constitute an ordinary loss to the extent of prior year inclusions of interest, original issue discount and market discount in respect of the security that exceed ordinary losses in respect of the security in such prior years, and (iii) to the extent not treated as an offset to current income under (i) or an ordinary loss under (ii), can be carried forward as an ordinary loss to reduce interest, original issue discount and market discount in respect of the security in subsequent taxable years.  If inflation-indexed Treasury securities are sold prior to maturity, capital losses or gains generally are realized in the same manner as traditional debt instruments.  Special rules apply in respect of inflation-indexed Treasury securities issued with more than a prescribed de minimis amount of discount or premium.

Certain Higher-Risk and High Yield Securities

Certain funds may invest in lower-quality fixed-income securities, including debt obligations of issuers not currently paying interest or that are in default.  Investments in debt obligations that are at risk of or are in default present special tax issues for a fund.  Tax rules are not entirely clear on the treatment of such debt obligations, including as to whether and to what extent a fund should recognize market discount on such a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund shall allocate payments received on obligations in default between principal and interest.  These and other related issues would be addressed by each fund if it invests in such securities as part of the fund's efforts to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Funds Investing in Municipal Securities (Municipal or Other Tax-Exempt Funds)

It is anticipated that substantially all of the ordinary dividends to be paid by municipal or other tax-exempt funds that invest substantially all of their assets in U.S. municipal securities will constitute "exempt-interest dividends."  Such exempt-interest dividends will be exempt from federal income taxes.  It is possible, however, that a portion of the income dividends from such funds will not be exempt from federal income taxes.  Municipal or other tax-exempt funds may realize capital gains from the sale or other disposition of municipal securities or other securities.  Distributions by such funds of capital gains will be treated in the same manner as capital gains as described under "Taxation of Fund Distributions."  Recipients of Social Security and/or certain railroad retirement benefits who receive dividends from municipal bond or other tax-exempt funds may have to pay taxes on a portion of their benefits.  Shareholders will receive a Form 1099-DIV, Form 1099-INT or other IRS forms, as required, reporting the taxability of all dividends.  Certain municipal or other tax-exempt funds may invest in municipal securities the income from which is subject to AMT.  Such funds will advise shareholders of the percentage of dividends, if any, which should be included in the computation of AMT.

Because the ordinary dividends of municipal or other tax-exempt funds are expected to be exempt-interest dividends, any interest on money a shareholder of such a fund borrows that is directly or indirectly used to purchase shares in the fund will not be deductible.  Further, entities or persons that are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds or industrial development bonds should consult their tax advisors before purchasing shares of these funds.  The income from such bonds may not be tax-exempt for such substantial users.  There also may be collateral federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies.  A shareholder falling into any such category should consult its tax advisor concerning its investment in a fund that is intended to generate exempt-interest dividends.

As a general rule, any loss realized upon a taxable disposition of shares in a municipal or other tax-exempt fund that have been held for six months or less will be disallowed to the extent of any exempt-interest dividends received (or deemed received) by the shareholder with respect to the shares.  This loss disallowance rule, however, does not apply with respect to a regular dividend paid by a RIC which declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.

If at least 50% of the value of a fund's total assets at the close of each quarter of its taxable year is represented by interests in other RICs (such as a Fund of Funds), the fund may pass through to its shareholders its exempt interest income in the form of dividends that are exempt from federal income tax.

Proposals have been and may be introduced before Congress that would restrict or eliminate the federal income tax exemption of interest on municipal securities.  If such a proposal were enacted, the availability of such securities for investment by a fund that would otherwise invest in tax-exempt securities and the value of such a fund's portfolio would be affected.  In that event, such a fund would reevaluate its investment objective and policies.

The treatment under state and local tax law of dividends from a fund that invests in municipal securities may differ from the federal income tax treatment of such dividends under the Code.

Investing in Mortgage Entities

Special tax rules may apply to the investments by a fund in entities which invest in or finance mortgage debt.  Such investments include residual interests in REMICs and interests in a REIT which qualifies as a taxable mortgage pool under the Code or has a qualified REIT subsidiary that is a taxable mortgage pool under the Code.  Although it is the practice of each fund not to make such investments, there is no guarantee that a fund will be able to avoid an inadvertent investment in REMIC residual interests or a taxable mortgage pool.

Such investments may result in a fund receiving excess inclusion income ("EII") in which case a portion of its distributions will be characterized as EII and shareholders receiving such distributions, including shares held through nominee accounts, will be deemed to have received EII.  This can result in the funds being required to pay tax on the portion of its EII that is allocated to disqualified organizations, including certain cooperatives, agencies or instrumentalities of a government or international organization, and tax-exempt organizations that are not subject to tax on unrelated business taxable income ("UBTI").  In addition, such amounts generally cannot be offset by net operating losses, will be treated as UBTI to tax-exempt organizations that are not disqualified organizations, and will be subject to a 30% withholding tax for shareholders who are not U.S. persons, notwithstanding any otherwise applicable exemptions or rate reductions in any relevant tax treaties.

Special tax consequences also apply where charitable remainder trusts invest in RICs that invest directly or indirectly in residual interests in REMICs or in taxable mortgage pools.  Furthermore, any investment in residual interests of a REMIC can create complex tax consequences to both a fund and its shareholders, especially if a fund has state or local governments or other tax-exempt organizations as shareholders.

Tax-Exempt Shareholders

Under current law, each fund serves to "block" (that is, prevent the attribution to shareholders of) UBTI from being realized by its tax-exempt shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities).  Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code.  As noted above, a tax-exempt shareholder may also recognize UBTI if a fund recognizes EII derived from direct or indirect investments in residual interests in REMICs or taxable mortgage pools.  If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Backup Withholding

Each fund generally is required to withhold and remit to the Treasury a percentage of the taxable distributions and redemption proceeds paid to a shareholder who fails to properly furnish the fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the applicable fund that he or she is not subject to such withholding.  Corporate shareholders, certain foreign persons and other shareholders specified in the Code and applicable regulations are generally exempt from backup withholding, but may need to provide documentation to the fund to establish such exemption.

Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Foreign (Non-U.S.) Shareholders

Dividends paid by a fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty, if any, to the extent derived from investment income and short-term capital gains.  In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or other applicable tax form certifying its entitlement to benefits under a treaty.  The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States.  Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder.  A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or, if applicable, a lower treaty rate).  A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.  All non-U.S. shareholders should consult their tax advisors to determine the appropriate tax forms to provide to a fund to claim a reduced rate or exemption from U.S. federal withholding taxes, and the proper completion of those forms.

Notwithstanding the foregoing, for taxable years of a fund beginning before January 1, 2014, properly reported dividends are generally exempt from U.S. withholding tax where they (i) are paid in respect of a fund's "qualified net interest income" (generally, the fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a fund's "qualified short-term capital gains" (generally, the excess of the fund's net short-term capital gain over the fund's long-term capital loss for such taxable year).  However, depending on its circumstances, a fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.  In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or other applicable form).  In the case of shares of a fund held through an intermediary, the intermediary may withhold even if a fund designates the payment as qualified net interest income or qualified short-term capital gain.  Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

In general, and subject to the exceptions described below, U.S. withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends or upon the sale or other disposition of shares of a fund.

For non-U.S. shareholders of a fund, a distribution by a fund that is attributable to the fund's receipt of certain capital gain distributions from a REIT and, for calendar years before 2014, gains from sales or exchanges of "United States real property interests" ("USRPIs") generally will be treated as "effectively connected" real property gain that is subject to tax in the hands of the non-U.S. shareholder at the graduated rates applicable to U.S. shareholders (subject to a special AMT in the case of nonresident alien individuals), a potential 30% branch profits tax in the hands of a non-U.S. shareholder that is a corporation and a 35% withholding tax (which can be credited against the non-U.S. shareholder's direct U.S. tax liabilities) if the fund is a "United States real property holding corporation" (as such term is defined in the Code, and referred to herein as a "USRPHC") or would be but for the operation of certain exclusions.  An exception to such treatment is provided if the non-U.S. shareholder has not owned more than 5% of the class of stock of the fund in respect of which the distribution was made at any time during the one-year period ending on the date of the distribution.  In that case, the distribution generally is treated as an ordinary dividend subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).  In addition, non-U.S. shareholders may be subject to certain tax filing requirements if the fund is a USRPHC.

Gains from the disposition of fund shares by a non-U.S. shareholder will be subject to withholding tax and treated as income effectively connected to a U.S. trade or business if at any time during the five-year period ending on the date of disposition (or if shorter, the non-U.S. shareholder's holding period for the shares), the fund was a USRPHC and the foreign shareholder actually or constructively held more than 5% of the outstanding shares of the fund.  Notwithstanding the foregoing, gains recognized upon a disposition of fund shares in calendar years before 2014 will not be subject to U.S. income or withholding taxes if the fund is "domestically controlled" (as such term is defined in the Code).

Non-U.S. shareholders that engage in certain "wash sale" and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from a fund that would be treated as gain effectively connected with a U.S. trade or business generally will be treated as having received such distributions. All shareholders of a fund should consult their tax advisors regarding the application of the foregoing rule.

For calendar years before 2014, a distribution of a USRPI in redemption of a non-U.S. shareholder's shares of a fund generally will cause that fund to recognize gain if the fund is considered "domestically controlled."  If a fund is required to recognize gain, the amount of gain recognized will equal a percentage of the excess of the fair market value of the distributed USRPI over the fund's adjusted basis in the distributed USRPI, with such percentage based on the greatest foreign ownership percentage of the fund during the five-year period ending on the date of the redemption.

The Hiring Incentives to Restore Employment Act

Under provisions of The Hiring Incentives to Restore Employment Act, P.L. 111-147 (the "HIRE Act"), certain payments of U.S. source interest, dividends, and other fixed or determinable annual or periodical gains, profits and income, as well as gross proceeds from the sale or disposition of property of a type that can produce U.S. source dividends or interest (all such payments, "withholdable payments"), which are made to a "foreign financial institution," which term may include certain non-U.S. shareholders of a fund, may be subject to a 30% withholding tax, if the foreign financial institution does not, among other things, comply, under an agreement with the Secretary of the Treasury or his/her delegate or the terms of an applicable intergovernmental agreement entered into by the United States and the country where such non-U.S. shareholder resides or does business, with prescribed due diligence requirements necessary to determine which of its accounts (including equity interests in the foreign financial institution) are held by specified United States persons or United States owned foreign entities (such accounts, "United States accounts"), and prescribed reporting requirements in respect of its United States accounts.  Further, a 30% withholding tax may apply in respect of "passthru payments" made by a foreign financial institution to certain accountholders that do not comply with reasonable information requests aimed at enabling the foreign financial institution to identify its United States accounts and meet applicable reporting obligations.  The HIRE Act will further impose a 30% withholding tax on certain payments to non-financial foreign entities.  The scope of the applicable HIRE Act provisions is not entirely clear and no assurance can be given that some or all of the income of a fund, and/or certain of the fund's shareholders will not be subject to any of the above described withholding taxes or that information will not be required to be reported to the IRS in respect of a shareholder's interest in the fund.  To comply with the requirements of the HIRE Act, a fund may, in appropriate circumstances, require shareholders to provide information and tax documentation regarding their direct and indirect owners, and direct and indirect owners of certain entity shareholders will be required to waive the application of any non-US laws which, but for such waiver, would prevent such entity from reporting information in respect of United States accounts in accordance with the applicable provisions of the HIRE Act or any agreement described in Section 1471(b) of the Code.  While the withholding tax provisions of the HIRE Act were to have been fully effective beginning in 2013, the Treasury and the IRS have provided for a phased-in implementation of these provisions; under the latest guidance, the withholding tax will apply to fund dividends paid after June 30, 2014 and to capital gain dividends and the gross proceeds of fund redemptions paid after December 31, 2016.

The HIRE Act also imposes information reporting requirements on individuals (and, to the extent provided in future regulations, certain domestic entities) that hold any interest in a "specified foreign financial asset" if the aggregate value of all such assets held by such individual exceeds $50,000.  Significant penalties can apply upon a failure to make the required disclosure and in respect of understatements of tax attributable to undisclosed foreign financial assets.  The scope of this reporting requirement is not entirely clear and all shareholders should consult their own tax advisors as to whether reporting may be required in respect of their indirect interests in certain investments of a fund.

All non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a fund.

Possible Legislative Changes

The tax consequences described herein may be affected (possibly with retroactive effect) by various legislative bills and proposals that may be initiated in Congress.  Prospective investors should consult their own tax advisors regarding the status of any proposed legislation and the effect, if any, on their investment in a fund.

Other Tax Matters

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans.  Shareholders should consult their tax advisors to determine the suitability of shares of a fund as an investment through such plans and the precise effect of such an investment in their particular tax situation.

Dividends, distributions and gains from the sale of fund shares may be subject to state, local and foreign taxes.  Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the fund.  Investments in securities issued by the GNMA or FNMA, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment.  Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state, local and, where applicable, non-U.S. taxes.

Shareholders should consult their own tax advisors regarding the state, local and non-U.S. tax consequences of an investment in shares and the particular tax consequences to them of an investment in a fund.

PORTFOLIO TRANSACTIONS

This section, other than "Disclosure of Portfolio Holdings," does not apply to the Funds of Funds' investments in Underlying Funds.  The Funds of Funds will not pay brokerage commissions or sales loads to buy and sell shares of Underlying Funds.

The Manager assumes general supervision over the placement of securities purchase and sale orders on behalf of the funds.  The funds, except for the money market funds and the TBCAM Stock Funds, are managed by dual employees of the Manager and an Affiliated Entity or employ a Sub-Adviser.  Those funds use the research facilities, and are subject to the internal policies and procedures, of the applicable Affiliated Entity or Sub-Adviser and execute portfolio transactions through the trading desk of the Affiliated Entity or Sub-Adviser, as applicable (collectively with Dreyfus' trading desk (for the money market funds only), the "Trading Desk").  All portfolio transactions of the money market funds and the TBCAM Stock Funds are placed on behalf of each fund by the Manager.

Trading the Funds' Portfolio Securities

In managing money market funds, the Manager will draw upon BNY Mellon Cash Investment Strategies ("CIS").  CIS is a division of the Manager that provides investment and credit risk management services and approves all money market fund eligible securities for the fund and for other investment companies and accounts managed by the Manager or its affiliates that invest primarily in money market instruments.  CIS, through a team of professionals who contribute a combination of industry analysis and fund-specific expertise, monitors all issuers approved for investment by such investment companies and other accounts by analyzing third party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as internal research.  CIS investment and credit professionals also utilize inputs and guidance from BNY Mellon's central Risk Management Department (the "Risk Department") as part of the investment process.  These inputs and guidance focus primarily on concentration levels and market and credit risks and are based upon independent analysis done by the Risk Department relating to fundamental characteristics such as the sector, sovereign, tenor and rating of investments or potential investment.  The Risk Department also may perform stress and scenario testing on various money market type portfolios advised by CIS or BNY Mellon and its other affiliates, and provides various periodic and ad-hoc reporting to the investment and credit professionals at CIS.  In the event a security is removed from the "approved" credit list after being purchased by the fund, the fund is not required to sell that security.

Debt securities purchased and sold by a fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument.  This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price.  The difference between the prices is known as a "spread."  Other portfolio transactions may be executed through brokers acting as agents, which are typically paid a commission.

The Trading Desk generally has the authority to select brokers (for equity securities) or dealers (for fixed-income securities) and the commission rates or spreads to be paid.  Allocation of brokerage transactions is made in the best judgment of the Trading Desk and in a manner deemed fair and reasonable.  In choosing brokers or dealers, the Trading Desk evaluates the ability of the broker or dealer to execute the transaction at the best combination of price and quality of execution.

In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a fund are selected on the basis of their professional capability and the value and quality of their services.  The Trading Desk seeks to obtain best execution by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following:  (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the quality and efficiency of the broker's or dealer's execution; (v) the broker's or dealer's willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counterparty risk (i.e., the broker's or dealer's financial condition); (viii) the commission rate or the spread; (ix) the value of research provided; (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid security).  In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use.  Seeking to obtain best execution for all trades takes precedence over all other considerations.

Investment decisions for one fund or account are made independently from those for other funds or accounts managed by the portfolio managers.  Under the Trading Desk's procedures, portfolio managers and their corresponding Trading Desks may, but are not required to, seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one fund or account, and available investments or opportunities for sales will be allocated equitably to each.  In some cases, this policy may adversely affect the size of the position obtained or sold or the price paid or received by a fund.  When transactions are aggregated, but it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices may be averaged, and the fund will be charged or credited with the average price.

The portfolio managers will make investment decisions for the funds as they believe are in the best interests of the funds.  Investment decisions made for a fund may differ from, and may conflict with, investment decisions made for other funds and accounts advised by the Manager and its Affiliated Entities or a Sub-Adviser.  Actions taken with respect to such other funds or accounts may adversely impact a fund, and actions taken by a fund may benefit the Manager or its Affiliated Entities or a Sub-Adviser or other funds or accounts advised by the Manager or an Affiliated Entity or Sub-Adviser.  Funds and accounts managed by the Manager, an Affiliated Entity or a Sub-Adviser may own significant positions in an issuer of securities which, depending on market conditions, may affect adversely the ability to dispose of some or all of such positions.  Regulatory restrictions (including, but not limited to, those related to the aggregation of positions among other funds and accounts) and internal BNY Mellon policies, guidance or limitations (including, but not limited to, those related to the aggregation of positions among all fiduciary accounts managed or advised by BNY Mellon and all its affiliates (including the Manager and its Affiliated Entities) and the aggregate exposure of such accounts) may restrict investment activities of the funds.  While the allocation of investment opportunities among a fund and other funds and accounts advised by the Manager and its Affiliated Entities may raise potential conflicts because of financial, investment or other interests of BNY Mellon or its personnel (or, with respect to a fund advised by a Sub-Adviser, the Sub-Adviser and its affiliates), the portfolio managers will make allocation decisions consistent with the interests of the fund and other funds and accounts and not solely based on such other interests.

Portfolio managers may deem it appropriate for one fund or account they manage to sell a security while another fund or account they manage is purchasing the same security. Under such circumstances, the portfolio managers may arrange to have the purchase and sale transactions effected directly between the funds and/or accounts ("cross transactions"). Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

The Manager, an Affiliated Entity or a Sub-Adviser may buy for a fund securities of issuers in which other funds or accounts advised by the Manager, the Affiliated Entity or the Sub-Adviser may have, or are making, an investment in the same issuer that are subordinate or senior to the securities purchased for the fund.  For example, a fund may invest in debt securities of an issuer at the same time that other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer.  To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by the Manager, an Affiliated Entity or a Sub-Adviser relating to what actions are to be taken may raise conflicts of interests, and the Manager, the Affiliated Entity or the Sub-Adviser, as applicable, may take actions for certain funds or accounts that have negative impacts on other funds or accounts.

Portfolio turnover may vary from year to year as well as within a year.  In periods in which extraordinary market conditions prevail, portfolio managers will not be deterred from changing a fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Trading Desk based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.  Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs, and any short-term gains realized from these transactions are taxable to shareholders as ordinary income.

To the extent that a fund invests in foreign securities, certain of such fund's transactions in those securities may not benefit from the negotiated commission rates available to funds for transactions in securities of domestic issuers. For funds that permit foreign exchange transactions, such transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

The Manager (and, where applicable, an Affiliated Entity or a Sub-Adviser) may utilize the services of an affiliate to effect certain client transactions when it determines that the use of such affiliate is consistent with its fiduciary obligations, including its obligation to obtain best execution, and the transactions are in the best interests of its clients.  Procedures have been adopted in conformity with Rule 17e-1 under the 1940 Act to provide that all brokerage commissions paid by the funds to the Manager (or, where applicable, an Affiliated Entity or a Sub-Adviser) are reasonable and fair.

For funds that invest in municipal securities, portfolio securities are purchased from and sold to parties acting as either principal or agent.  Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained.  Usually no brokerage commissions as such are paid by a fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent.  The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price.

Soft Dollars

The term "soft dollars" is commonly understood to refer to arrangements where an investment adviser uses client (or fund) brokerage commissions to pay for research and brokerage services to be used by the investment adviser. Section 28(e) of the Exchange Act provides a "safe harbor" that permits investment advisers to enter into soft dollar arrangements if the investment adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided.  Eligible products and services under Section 28(e) include those that provide lawful and appropriate assistance to the investment adviser in the performance of its investment decision-making responsibilities.

Subject to the policy of seeking best execution, the funds may execute transactions with brokerage firms that provide research services and products, as defined in Section 28(e).  Any and all research products and services received in connection with brokerage commissions will be used to assist the applicable Affiliated Entity or Sub-Adviser in its investment decision-making responsibilities, as contemplated under Section 28(e).  Under certain conditions, higher brokerage commissions may be paid in connection with certain transactions in return for research products and services.

The products and services provided under these arrangements permit the Trading Desk to supplement its own research and analysis activities, and provide it with information from individuals and research staff of many securities firms.  Such services and products may include, but are not limited to, the following: fundamental research reports (which may discuss, among other things, the value of securities, or the advisability of investing in, purchasing or selling securities, or the availability of securities or the purchasers or sellers of securities, or issuers, industries, economic factors and trends, portfolio strategy and performance); current market data and news; statistical data; technical and portfolio analyses; economic forecasting and interest rate projections; and historical information on securities and companies.  The Trading Desk also may use client brokerage commission arrangements to defray the costs of certain services and communication systems that facilitate trade execution (such as on-line quotation systems, direct data feeds from stock exchanges and on-line trading systems) or functions related thereto (such as clearance and settlement).  Some of the research products or services received by the Trading Desk may have both a research function and a non-research or administrative function (a "mixed use").  If the Trading Desk determines that any research product or service has a mixed use, the Trading Desk will allocate in good faith the cost of such service or product accordingly.  The portion of the product or service that the Trading Desk determines will assist it in the investment decision-making process may be paid for in soft dollars.  The non-research portion is paid for by the Trading Desk in hard dollars.

The Trading Desk generally considers the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration.  Neither the services nor the amount of brokerage given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind the Trading Desk to compensate the selected brokerage firm for research provided.  The Trading Desk endeavors, but is not legally obligated, to direct sufficient commissions to broker/dealers that have provided it with research and other services to ensure continued receipt of research the Trading Desk believes is useful. Actual commissions received by a brokerage firm may be more or less than the suggested allocations.

There may be no correlation between the amount of brokerage commissions generated by a particular fund or account and the indirect benefits received by that fund or client.  The Affiliated Entity or Sub-Adviser may receive a benefit from the research services and products that is not passed on to a fund in the form of a direct monetary benefit.  Further, research services and products may be useful to the Affiliated Entity or Sub-Adviser in providing investment advice to any of the funds or other accounts it advises.  Information made available to the Affiliated Entity or Sub-Adviser from brokerage firms effecting securities transactions for another fund or account may be utilized on behalf of a fund.  Thus, there may be no correlation between the amount of brokerage commissions generated by a particular fund and the indirect benefits received by that fund.  Information so received is in addition to, and not in lieu of, services required to be performed by the Affiliated Entity or Sub-Adviser and fees are not reduced as a consequence of the receipt of such supplemental information.  Although the receipt of such research services does not reduce the normal independent research activities of the Affiliated Entity or Sub-Adviser, it enables it to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

IPO Allocations

Certain funds may participate in IPOs.  In deciding whether to purchase an IPO, a fund's portfolio manager(s) generally consider the capitalization characteristics of the security, as well as other characteristics of the security, and identifies funds and accounts with investment objectives and strategies consistent with such a purchase.  Generally, as more IPOs involve small- and mid-cap companies, the funds and accounts with a small- and mid-cap focus may participate in more IPOs than funds and accounts with a large-cap focus.  The Affiliated Entity or Sub-Adviser (as applicable), when consistent with the fund's and/or account's investment guidelines, generally will allocate shares of an IPO on a pro rata basis.  In the case of "hot" IPOs, where the Affiliated Entity or Sub-Adviser only receives a partial allocation of the total amount requested, those shares will be distributed fairly and equitably among participating funds or accounts managed by the Affiliated Entity or Sub-Adviser.  "Hot" IPOs raise special allocation concerns because opportunities to invest in such issues are limited as they are often oversubscribed.  The distribution of the partial allocation among funds and/or accounts will be based on relative NAVs.  Shares will be allocated on a pro rata basis to all appropriate funds and accounts, subject to a minimum allocation based on trading, custody and other associated costs.  International hot IPOs may not be allocated on a pro rata basis due to transaction costs, market liquidity and other factors unique to international markets.

Disclosure of Portfolio Holdings

The funds have adopted policies and procedures with respect to the disclosure of fund portfolio holdings and any ongoing arrangements to make available information about fund portfolio holdings.  It is the policy of the Manager to protect the confidentiality of fund portfolio holdings and prevent the selective disclosure of non-public information about such holdings.  The policy requires that consideration always be given as to whether disclosure of information about fund portfolio holdings is in the best interests of fund shareholders, and that any conflicts of interest between the interests of fund shareholders and those of the Manager or its affiliates be addressed in a manner that places the interests of fund shareholders first.

Each fund, or its duly authorized service providers, publicly discloses its portfolio holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.  Each non-money market fund, or its duly authorized service providers, may publicly disclose its complete schedule of portfolio holdings at month-end, with a one-month lag at www.dreyfus.com.  In addition, fifteen days following the end of each calendar quarter, each non-money market fund, or its duly authorized service providers, may publicly disclose on the website its complete schedule of portfolio holdings as of the end of such quarter.  Each money market fund will disclose daily, on www.dreyfus.com, the fund's complete schedule of holdings as of the end of the previous business day.  The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

If a fund's portfolio holdings are released pursuant to an ongoing arrangement with any party, such fund must have a legitimate business purpose for doing so, and neither the fund, nor the Manager or its affiliates may receive any compensation in connection with an arrangement to make available information about the fund's portfolio holdings.  Funds may distribute portfolio holdings to mutual fund evaluation services such as S&P, Morningstar or Lipper Analytical Services; due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the fund, for the purpose of efficient trading and receipt of relevant research, provided that: (a) the recipient does not distribute the portfolio holdings to persons who are likely to use the information for purposes of purchasing or selling fund shares or fund portfolio holdings before the portfolio holdings become public information; and (b) the recipient signs a written confidentiality agreement.

A fund may also disclose any and all portfolio holdings information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract.  These service providers include the fund's custodian, independent registered public accounting firm, investment adviser, administrator, and each of their respective affiliates and advisors.

Disclosure of portfolio holdings may be authorized only by the Chief Compliance Officer for the fund, and any exceptions to this policy are reported quarterly to the board.

SUMMARY OF THE PROXY VOTING POLICY, PROCEDURES AND GUIDELINES OF THE DREYFUS FAMILY OF FUNDS

The boards have delegated to Dreyfus the authority to vote proxies of companies held in a fund's portfolio.  Dreyfus, through its participation in BNY Mellon's Proxy Policy Committee (the "PPC"), applies BNY Mellon's Proxy Voting Policy, related procedures and voting guidelines when voting proxies on behalf of a fund.

Dreyfus recognizes that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts.  Dreyfus further recognizes that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset.  An investment adviser's duty of loyalty precludes an adviser from subrogating its clients' interests to its own.  Accordingly, in voting proxies, Dreyfus seeks to act solely in the best financial and economic interests of the funds.  With regard to voting proxies of foreign companies, Dreyfus weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

Dreyfus seeks to avoid material conflicts of interest through its participation in the PPC, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by third party vendors, and without consideration of any client relationship factors.  Further, Dreyfus and its affiliates engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and proxies of mutual funds sponsored by Dreyfus or its affiliates (including the Dreyfus Family of Funds), and may engage an independent fiduciary to vote proxies of other issuers in Dreyfus' and its affiliates' discretion.

Each proxy is reviewed, categorized and analyzed in accordance with the PPC's written guidelines in effect from time to time.  The guidelines are reviewed periodically and updated as necessary to reflect new issues and changes to the PPC's policies on specific issues.  Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require.  Proposals for which a guideline has not yet been established, such as, for example, new proposals arising from emerging economic or regulatory issues, are referred to the PPC for discussion and vote.  Additionally, the PPC may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. The PPC will also consider specific interests and issues raised by Dreyfus on behalf of a fund, which interests and issues may require that a vote for a fund be cast differently from the collective vote in order to act in the best interests of such fund.

Dreyfus believes that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote.  Dreyfus carefully reviews proposals that would limit shareholder control or could affect shareholder values.

Dreyfus generally opposes proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders.  Dreyfus generally supports proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

On questions of social responsibility where economic performance does not appear to be an issue, Dreyfus attempts to ensure that management reasonably responds to the social issues.  Responsiveness is measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company.  Dreyfus pays particular attention to repeat issues where management has failed in its commitment to take specific actions.  With respect to a fund having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, Dreyfus votes such issues in accordance with those investment policies.

Information regarding how Dreyfus voted proxies for the funds during the most recent 12-month period ended June 30th is available on Dreyfus' website, by the following August 31st, at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov on a fund's Form N-PX.

ADDITIONAL INFORMATION ABOUT THE FUNDS' STRUCTURE; FUND SHARES AND VOTING RIGHTS

Massachusetts Business Trusts

If a fund is a series of a fund company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts, shareholders of the fund could, under certain circumstances, be held personally liable for the obligations of the fund.  However, the fund company's Agreement and Declaration of Trust (the "Trust Agreement") disclaims shareholder liability for acts or obligations of the fund company and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the fund company or a board member.  The Trust Agreement provides for indemnification from a fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the fund.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which management believes is remote.  Upon payment of any liability incurred by a fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund.  The fund companies intend to conduct their operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of a fund.

Fund Shares and Voting Rights

Fund shares have equal rights as to dividends and in liquidation.  Shares have no preemptive, subscription rights or, except as described in the prospectus or this SAI, conversion rights and are freely transferable.  Each fund share has one vote and, when issued and paid for in accordance with the terms of its offering, is fully paid and non-assessable.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for a fund to hold annual meetings of shareholders.  As a result, shareholders may not consider each year the election of board members or the appointment of an independent registered public accounting firm.  However, for a fund that is organized as a Massachusetts business trust or a series of a Massachusetts business trust, the holders of at least 30% of the fund's shares outstanding and entitled to vote may require the fund to hold a special meeting of shareholders for purposes of removing a board member from office.  In addition, the board will call a meeting of shareholders for the purpose of electing board members if, at any time, less than a majority of the board members then holding office have been elected by shareholders.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series, if any, affected by such matter.  Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series.  Rule 18f-2 exempts the selection of the independent registered public accounting firm and the election of board members from the separate voting requirements of the rule.

GLOSSARY

[ADDITIONAL SUB-ADVISERS TO COME]

Term	Meaning

12b-1 Plan	A Plan adopted pursuant to Rule 12b-1 under the 1940 Act
1940 Act	Investment Company Act of 1940, as amended
ACH	Automated Clearing House
Acquired Fund	Former series of The Bear Stearns Funds
ADRs	American Depositary Receipts and American Depositary Shares
Adviser	The Manager and/or one or more Sub-Advisers, as applicable to the relevant fund or funds
Affiliated Entity
An affiliate of Dreyfus that, along with Dreyfus, employs fund portfolio managers who are dual employees of the Dreyfus and such affiliate; for the TBCAM Stock Funds, references to an Affiliated Entity shall be deemed to refer to TBCAM as Manager of the TBCAM Stock Funds

Alcentra	Alcentra NY, LLC
AMT	Alternative Minimum Tax
ARX	ARX Investimentos Ltda.
Authorized Entity
A bank, broker-dealer, financial adviser or Retirement Plan that has entered into an agreement with the Distributor to receive orders to buy and sell fund shares by the close of trading on the NYSE and transmit such orders to the Distributor or its designee in accordance with the agreement with the Distributor

BNY Hamilton Funds	The BNY Hamilton Funds, Inc.
BNY Mellon	The Bank of New York Mellon Corporation; BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation.
Cash Management Funds
Dreyfus California AMT-Free Municipal Cash Management, Dreyfus Cash Management, Dreyfus Government Cash Management, Dreyfus Government Prime Cash Management, Dreyfus Municipal Cash Management Plus, Dreyfus New York AMT-Free Municipal Cash Management, Dreyfus New York Municipal Cash Management, Dreyfus Tax Exempt Cash Management, Dreyfus Treasury & Agency Cash Management and Dreyfus Treasury Prime Cash Management

CCM	Cupps Capital Management, LLC
CDSC	Contingent deferred sales charge
CEA	Commodities Exchange Act
CenterSquare	CenterSquare Investment Management, Inc.
CFTC	Commodity Futures Trading Commission
Code	Internal Revenue Code of 1986, as amended
CPO	Commodity pool operator
CPO Funds	Dreyfus Global Absolute Return Fund and Global Alpha Fund
Custodian	The Bank of New York Mellon
Distributor	MBSC Securities Corporation
Dreyfus	The Dreyfus Corporation
EACM	EACM Advisors LLC
EAM	EAM Investors, LLC
Effective Date	March 13, 2012
Eligible Shares	Shares of a Multi-Class Fund or shares of certain other funds advised by the Manager that are subject to a front-end sales load or a CDSC, or shares acquired by a previous exchange of such shares
ETFs	Exchange traded funds
Exchange Account
A special account in the General Fund created solely for the purpose of purchasing shares by exchange from Class B shares of a Multi-Class Fund; prior to June 1, 2006, such accounts were created in the Worldwide Dollar Fund

Exchange Act	Securities Exchange Act of 1934, as amended
FDIC	Federal Deposit Insurance Corporation
Federal Funds	Monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank
FINRA	Financial Industry Regulatory Authority
Fitch	Fitch Ratings
FNMA	Federal National Mortgage Association
Fund of Funds
Dreyfus Conservative Allocation Fund, Dreyfus Diversified International Fund, Dreyfus Diversified Large Cap Fund, Dreyfus Growth Allocation Fund, Dreyfus Moderate Growth Allocation Fund and Dreyfus Satellite Alpha Fund, each of which invests all or substantially all of its investable assets in Underlying Funds, and Dreyfus Alternative Diversifier Strategies Fund, Dreyfus Diversified Emerging Markets Fund [and Dreyfus Yield Enhancement Strategy Fund,] each of which invests significantly in Underlying Funds

General Fund	General Money Market Fund, Inc., a money market fund advised by the Manager into which certain fund shares may be exchanged
General Funds
General California Municipal Money Market Fund
General Government Securities Money Market Funds, Inc.
General Government Securities Money Market Fund
General Treasury Prime Money Market Fund
General Municipal Money Market Funds, Inc.
General Municipal Money Market Fund
General New York Municipal Money Market Fund

Geneva	Geneva Capital Management Ltd.
Ginnie Maes	GNMA Mortgage Pass-Through Certificates
GNMA	Government National Mortgage Association
Granite	Granite Investment Partners, LLC
Hamon	Hamon Asian Advisors Limited
Independent Board Member	A board member who is not an "interested person" (as defined in the 1940 Act) of the relevant fund
Index	The benchmark index of an Index Fund
Index Funds	Dreyfus International Stock Index Fund, Dreyfus Midcap Index Fund, Inc., Dreyfus S&P 500 Index Fund and Dreyfus Smallcap Stock Index Fund
Institutional Money Funds
Dreyfus Institutional Cash Advantage Fund, Dreyfus Institutional Preferred Money Market Fund, Dreyfus Institutional Preferred Plus Money Market Fund, Dreyfus Institutional Reserves Money Fund, Dreyfus Institutional Reserves Treasury Prime Fund and Dreyfus Institutional Reserves Treasury Fund

Interested Board Member	A board member who is considered to be an "interested person" (as defined in the 1940 Act) of the relevant fund
IPO	Initial public offering
IRA	Individual retirement account
Iridian	Iridian Asset Management LLC
IRS	Internal Revenue Service
Kayne	Kayne Anderson Rudnick Investment Management, LLC
Lending Agent	The Bank of New York Mellon
LIBOR	London Interbank Offered Rate
Lombardia	Lombardia Capital Partners, LLC
Manager	The Dreyfus Corporation; when used for the TBCAM Stock Funds only, the Manager refers to TBCAM
Mellon Capital	Mellon Capital Management Corporation
Moody's	Moody's Investors Service, Inc.
Multi-Class Fund	A fund that issues multiple classes of shares, one or more of which is subject to a sales load
Municipal Bonds Municipal Obligations
Debt obligations or other securities issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, including cities, counties, municipalities, municipal agencies and regional districts, or multi-state agencies or authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal income tax

NASDAQ	The Nasdaq Stock Market, Inc.
NAV	Net asset value
Neuberger Berman	Neuberger Berman Management LLC
Newton	Newton Capital Management Ltd.
NFA	National Futures Association
Nicholas	Nicholas Investment Partners, L.P.
NYSE	New York Stock Exchange
Plans	Distribution Plans, Service Plans and Shareholder Services Plans as described in "Distribution Plans, Service Plans and Shareholder Services Plans" in Part II of this SAI
Purchaser
An individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k) and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense

Rating Agencies	S&P, Moody's, Fitch and, with respect to money market funds, DBRS
REIT	Real estate investment trust
REMIC	Real estate mortgage investment conduit
Retirement Plans
Qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities, trade or labor unions or state and local governments, not including IRAs, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pensions Plans ("SEP-IRAs")

RHJ	Rice Hall James & Associates, LLC
Riverbridge	Riverbridge Partners, LLC
S&P	Standard & Poor's Ratings Services
Sarofim & Co.	Fayez Sarofim & Co.
SEC	Securities and Exchange Commission
Securities Act	Securities Act of 1933, as amended
Service Agents	Certain financial institutions (which may include banks), securities dealers and other industry professionals
Standish	Standish Mellon Asset Management Company LLC
State Municipal Bonds
Municipal Bonds of the state after which the relevant fund is named that provide income exempt from federal and such state's personal income taxes (also referred to as "New York Municipal Bonds," "New Jersey Municipal Bonds," etc., depending on the state in the name of the relevant fund); New York Municipal Bonds also are exempt from New York City personal income taxes

State Municipal Obligations
Municipal Obligations of the state after which the relevant fund is named, and the state's political subdivisions, authorities and corporations, and certain other specified securities, that provide income exempt from federal and such state's personal income taxes (also referred to as "New York Municipal Obligations," "New Jersey Municipal Obligations," etc., depending on the state in the name of the relevant fund); New York Municipal Obligations also are exempt from New York City personal income taxes

Sub-Adviser	A fund's sub-investment adviser, if any, as described in the prospectus; certain funds have more than one Sub-Adviser
TBCAM	The Boston Company Asset Management, LLC
TBCAM Stock Funds	Dreyfus International Equity Fund and Dreyfus Small Cap Equity Fund
TIPS	Treasury Inflation-Protection Securities
TOBAM	TOBAM S.A.S.
Transfer Agent	Dreyfus Transfer, Inc.
Treasury	U.S. Department of the Treasury
TS&W	Thompson, Siegel & Walmsley LLC
Underlying Funds	Dreyfus funds (or other funds as may be permitted by a Fund of Funds' prospectus) in which a Fund of Funds invests
USA PATRIOT Act	Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001
Vulcan	Vulcan Value Partners, LLC
Walter Scott	Walter Scott & Partners Limited
Walthausen	Walthausen & Co., LLC
Worldwide Dollar Fund	Dreyfus Worldwide Dollar Money Market Fund, Inc., a money market fund advised by the Manager into which certain fund shares may be exchanged

DREYFUS BNY MELLON FUNDS, INC.

PART C
OTHER INFORMATION

Item 28.  Exhibits

(a)(i)	Registrant's Articles of Incorporation are incorporated by reference to Exhibit (a)(i) of the Registration Statement on Form N-1A, filed on November 13, 2013.
(a)(ii)	Articles Supplementary are incorporated by reference to Exhibit (a)(ii) of the Registration Statement on Form N-1A, filed on November 13, 2013.
(a)(iii)	Articles Supplementary*
(b)
Registrant's By-Laws are incorporated by reference to Exhibit (b) of Pre-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on January 22, 2014 ("Pre-Effective Amendment No. 4").

(c)	Not applicable.
(d)(i)	Management Agreement.*
(d)(ii)
Sub-Investment Advisory Agreement for Dreyfus Global Emerging Markets Fund between The Dreyfus Corporation ("Dreyfus") and Newton Capital Management Limited ("Newton"), incorporated by reference to Exhibit (d)(ii) of Pre-Effective Amendment No. 4.

(d)(iii)	Sub-Investment Advisory Agreement for Dreyfus TOBAM Emerging Markets Fund between Dreyfus and TOBAM S.A.S ("TOBAM").*
(d)(iv)	Sub-Investment Advisory Agreement for Dreyfus Alternative Diversifier Strategies Fund.*
(d)(v)	Sub-Investment Advisory Agreements for Dreyfus Select Managers Long/Short Equity Fund.*
(e)	Distribution Agreement, incorporated by reference to Exhibit (e) of Pre-Effective Amendment No. 4.
(f)	Not applicable.
(g)	Custody Agreement, incorporated by reference to Exhibit (g) of Pre-Effective Amendment No. 4.
(h)(i)	Transfer Agency Agreement, incorporated by reference to Exhibit (h)(i) of Pre-Effective Amendment No. 4.
(h)(ii)	Shareholder Services Plan.*
(i)(i)	Opinion and Consent of Stroock & Stroock & Lavan LLP, incorporated by reference to Exhibit (i)(i) of Pre-Effective Amendment No. 4.
(i)(ii)	Opinion and Consent of Venable LLP, incorporated by reference to Exhibit (i)(ii) of Pre-Effective Amendment No. 4.
(j)	Consent of Independent Registered Public Accounting Firm.*
(k)	None.
(l)	Not applicable.
(m)	Distribution Plan (Rule 12b-1 Plan).*
(n)	Rule 18f-3 Plan.*
(p)(i)	Code of Ethics of Registrant, Investment Adviser and Subadviser, incorporated by reference to Exhibit (p)(i) of Pre-Effective Amendment No. 4.
(p)(ii)	Code of Ethics adopted by the Non-Management Board Members of the Dreyfus Family of Funds, incorporated by reference to Exhibit (p)(ii) of Pre-Effective Amendment No. 4.
(p)(iii)	Code of Ethics of TOBAM.*
Other Exhibits
(1)	Powers of Attorney, incorporated by reference to Exhibit (1) of Pre-Effective Amendment No. 4.
(2)	Certificate of Assistant Secretary, incorporated by reference to Exhibit (2) of Pre-Effective Amendment No. 4.
__________________________
*           To be filed by amendment.

Item 29.	Persons Controlled by or Under Common Control with Registrant

None.

Item 30.	Indemnification

The Registrant's charter documents set forth the circumstances under which indemnification shall be provided to any past or present Board member or officer of the Registrant.  The Registrant also has entered into a separate agreement with each of its Board members that describes the conditions and manner in which the Registrant indemnifies each of its Board members against all liabilities incurred by them (including attorneys' fees and other litigation expenses, settlements, fines and penalties), or which may be threatened against them, as a result of being or having been a Board member of the Registrant.  These indemnification provisions are subject to applicable state law and to the limitation under the Investment Company Act of 1940, as amended, that no board member or officer of a fund may be protected against liability for willful misfeasance, bad faith, gross negligence or reckless disregard for the duties of his or her office.  Reference is hereby made to the following:

Article Seventh of the Registrant's Articles of Incorporation and any amendments thereto, Article VIII of the Registrant's By-Laws, Section 2-418 of the Maryland General Corporation Law, and Section 1.10 of the Distribution Agreement.

Item 31.	Business and Other Connections of Investment Adviser

Dreyfus and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as an investment adviser, sub-investment adviser or administrator.

(a)           Officers and Directors of Investment Adviser

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

J. Charles Cardona President and Director	MBSC Securities Corporation++	Director Executive Vice President	6/07 – Present 6/07 - Present

	BNY Mellon Liquidity Funds plc+	Director	4/06 - Present

Diane P. Durnin Vice Chair and Director	None

Robert G. Capone Director	MBSC Securities Corporation++	Executive Vice President Director	4/07 - Present 4/07 - Present
	The Bank of New York Mellon*****	Vice President	2/06 - Present

Mitchell E. Harris Director	Standish Mellon Asset Management Company LLC Mellon Financial Center 201 Washington Street Boston, MA 02108-4408	Chairman Chief Executive Officer Member, Board of Managers	2/05 – Present 8/04 – Present 10/04 - Present

	Alcentra NY, LLC++	Manager	1/08 - Present

	Alcentra US, Inc. ++	Director	1/08 - Present

	Alcentra, Inc. ++	Director	1/08 - Present

	BNY Alcentra Group Holdings, Inc. ++	Director	10/07 - Present

	Pareto New York LLC++	Manager	11/07 - Present

	Standish Ventures LLC Mellon Financial Center 201 Washington Street Boston, MA 02108-4408	President Manager	12/05 - Present 12/05 - Present

	Palomar Management London, England	Director	12/97 - Present

	Palomar Management Holdings Limited London, England	Director	12/97 - Present

	Pareto Investment Management Limited London, England	Director	9/04 - Present

Andrew Provencher Director	MBSC Securities Corporation++	Executive Vice President Director	7/13 - Present 7/13 - Present

	Gold Bullion International New York, NY	Director of Business Development	11/11 - 6/13

Bradley J. Skapyak Chief Operating Officer and Director	MBSC Securities Corporation++	Executive Vice President	6/07 - Present
	The Bank of New York Mellon****	Senior Vice President	4/07 - Present

	The Dreyfus Family of Funds++	President	1/10 - Present

	Dreyfus Transfer, Inc. ++	Chairman Director Senior Vice President	5/11 - Present 5/10 - Present 5/10 - 5/11

Cynthia Fryer Steer Director	None

Patrice M. Kozlowski Senior Vice President – Corporate Communications	None

Gary Pierce Controller	The Bank of New York Mellon *****	Vice President	7/08 - Present

	BNY Mellon, National Association +	Vice President	7/08 - Present

	Laurel Capital Advisors, LLP+	Chief Financial Officer	5/07 - Present

	MBSC Securities Corporation++	Director Chief Financial Officer	6/07 – Present 6/07 - Present

	Dreyfus Consumer Credit Corporation ++	Treasurer	7/05 - 8/10

	Dreyfus Transfer, Inc. ++	Chief Financial Officer Treasurer	7/05 - Present 5/11- Present

	Dreyfus Service Organization, Inc.++	Treasurer	7/05 – Present

	Seven Six Seven Agency, Inc. ++	Treasurer	4/99 - Present

Joseph W. Connolly Chief Compliance Officer	The Dreyfus Family of Funds++	Chief Compliance Officer	10/04 - Present
	Laurel Capital Advisors, LLP+	Chief Compliance Officer	4/05 - Present
	BNY Mellon Funds Trust++	Chief Compliance Officer	10/04 - Present
	MBSC Securities Corporation++	Chief Compliance Officer	6/07 – Present

Christopher O'Connor Chief Administrative Officer	MBSC Securities Corporation++	Executive Vice President Senior Vice President	12/11 – Present 5/06 – 12/11

John Pak Chief Legal Officer	Deutsche Bank 60 Wall Street New York, NY 10005	Managing Director	3/05 - 7/12

	Deutsche Investment Management Americas, Inc. 345 Park Avenue New York, NY 10154	Chief Legal Officer	3/05 - 7/12

Gary E. Abbs Vice President – Tax	The Bank of New York Mellon+	First Vice President and Manager of Tax Compliance	12/96 - Present
	Dreyfus Service Organization++	Vice President – Tax	1/09 - Present

	Dreyfus Consumer Credit Corporation++	Chairman President	1/09 – 8/10 1/09 – 8/10

	MBSC Securities Corporation++	Vice President – Tax	1/09 - Present

Jill Gill Vice President – Human Resources	MBSC Securities Corporation++	Vice President	6/07 – Present
	The Bank of New York Mellon *****	Vice President	7/08 – Present

	BNY Mellon, National Association +	Vice President	7/08 - Present

Tracy A. Hopkins Vice President - Cash Strategies	MBSC Securities Corporation++	Senior Vice President	2/08 - Present

Joanne S. Huber Vice President – Tax	The Bank of New York Mellon+	State & Local Compliance Manager	7/07 - Present

	Dreyfus Service Organization++	Vice President – Tax	1/09 – Present

	MBSC Securities Corporation++	Vice President – Tax	1/09 – Present

Anthony Mayo Vice President – Information Systems	None

John E. Lane Vice President	A P Colorado, Inc. +	Vice President – Real Estate and Leases	8/07 - Present
	A P East, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	A P Management, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	A P Properties, Inc. +	Vice President – Real Estate and Leases	8/07 - Present
	Allomon Corporation+	Vice President– Real Estate and Leases	8/07 - Present
	AP Residential Realty, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	AP Wheels, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	BNY Mellon, National Association +	Vice President – Real Estate and Leases	7/08 - Present
	Citmelex Corporation+	Vice President– Real Estate and Leases	8/07 - Present
	Eagle Investment Systems LLC 65 LaSalle Road West Hartford, CT 06107	Vice President– Real Estate and Leases	8/07 - Present
	East Properties Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	FSFC, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	Holiday Properties, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	MBC Investments Corporation+	Vice President– Real Estate and Leases	8/07 - Present
	MBSC Securities Corporation++	Vice President– Real Estate and Leases	8/07 - Present
	MELDEL Leasing Corporation Number 2, Inc. +	Vice President– Real Estate and Leases	7/07 - Present
	Mellon Bank Community Development Corporation+	Vice President– Real Estate and Leases	11/07 - Present
	Mellon Capital Management Corporation+	Vice President– Real Estate and Leases	8/07 - Present
	Mellon Financial Services Corporation #1+	Vice President– Real Estate and Leases	8/07 - Present
	Mellon Financial Services Corporation #4+	Vice President – Real Estate and Leases	7/07 - Present
	Mellon Funding Corporation+	Vice President– Real Estate and Leases	12/07 - Present
	Mellon Holdings, LLC+	Vice President– Real Estate and Leases	12/07 - Present
	Mellon International Leasing Company+	Vice President– Real Estate and Leases	7/07 - Present
	Mellon Leasing Corporation+	Vice President– Real Estate and Leases	7/07 - Present
	Mellon Ventures, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	Melnamor Corporation+	Vice President– Real Estate and Leases	8/07 - Present
	MFS Leasing Corp. +	Vice President– Real Estate and Leases	7/07 - Present
	MMIP, LLC+	Vice President– Real Estate and Leases	8/07 - Present
	Pareto New York LLC++	Vice President– Real Estate and Leases	10/07 - Present
	Pontus, Inc. +	Vice President– Real Estate and Leases	7/07 - Present
	Promenade, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	RECR, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	Technology Services Group, Inc.*****	Senior Vice President	6/06 - Present

	Tennesee Processing Center LLC*****	Managing Director	5/08 - Present

	Texas AP, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	The Bank of New York Mellon*****	Vice President – Real Estate and Leases	7/08 - Present
	The Bank of New York Mellon Corporation*****	Executive Vice President	8/07 - Present

	Trilem, Inc. +	Vice President– Real Estate and Leases	8/07 - Present

Kathleen Geis Vice President	BNY Mellon, National Association+	Managing Director	7/09 - Present
	BNY Mellon Distributors Holdings, Inc. +	Vice President - Real Estate	7/11 - Present
	BNY Mellon Investment Servicing (US) Inc. +	Vice President - Real Estate	7/11 - Present
	BNY Mellon Performance & Risk Analytics, LLC+	Vice President - Real Estate	7/11 - Present
	BNY Mellon Trust Company of Illinois+	Vice President - Real Estate	7/11 - Present
	BNY Mellon Trust of Delaware+	Vice President - Real Estate	7/11 - Present
	Eagle Investment Systems LLC+	Vice President - Real Estate	7/11 - Present
	Ivy Asset Management LLC+	Vice President - Real Estate	7/11 - Present
	Mellon Capital Management Corporation***	Vice President - Real Estate	7/11 - Present
	Mellon Financial Services Corporation #1+	Vice President - Real Estate	7/11 - Present
	Mellon Holdings LLC+	Vice President - Real Estate	7/11 - Present
	Mellon Investor Services LLC+	Vice President - Real Estate	7/11 - Present
	Pareto New York LLC*****	Vice President - Real Estate	7/11 - Present
	SourceNet Solutions, Inc. +	Vice President - Real Estate	7/11 - Present
	Technology Services Group, Inc. +	Vice President - Real Estate	7/11 - Present
	Tennessee Processing Center LLC+	Vice President - Real Estate	7/11 - Present
	The Bank of New York Mellon Trust Company, National Association+	Vice President - Real Estate	7/11 - Present
	Alcentra US, Inc. ++	Vice President - Real Estate	7/11 - Present
	BNY Mellon Capital Markets LLC++	Vice President - Real Estate	7/11 - Present
	Pershing LLC*****	Vice President - Real Estate	7/11 - Present
	The Bank of New York Mellon+	Managing Director	7/09 - Present
	MBNA Institutional PA Services, LLC+	Managing Director	7/09 – Present

Dean M. Steigauf Vice President	BNY Mellon, National Association+	Vice President	7/09 - Present
	BNY Mellon Distributors Holdings, Inc. +	Vice President - Real Estate	7/11 - Present
	BNY Mellon Investment Servicing (US) Inc. +	Vice President - Real Estate	7/11 - Present
	BNY Mellon Performance & Risk Analytics, LLC+	Vice President - Real Estate	7/11 - Present
	BNY Mellon Trust Company of Illinois+	Vice President - Real Estate	7/11 - Present
	BNY Mellon Trust of Delaware+	Vice President - Real Estate	7/11 - Present
	Eagle Investment Systems LLC+	Vice President - Real Estate	7/11 - Present
	Ivy Asset Management LLC+	Vice President - Real Estate	7/11 - Present
	Mellon Capital Management Corporation***	Vice President - Real Estate	7/11 - Present
	Mellon Financial Services Corporation #1+	Vice President - Real Estate	7/11 - Present
	Mellon Holdings LLC+	Vice President - Real Estate	7/11 - Present
	Mellon Investor Services LLC+	Vice President - Real Estate	7/11 - Present
	Pareto New York LLC*****	Vice President - Real Estate	7/11 - Present
	SourceNet Solutions, Inc. +	Vice President - Real Estate	7/11 - Present
	Technology Services Group, Inc. +	Vice President - Real Estate	7/11 - Present
	Tennessee Processing Center LLC+	Vice President - Real Estate	7/11 - Present
	The Bank of New York Mellon Trust Company, National Association+	Vice President - Real Estate	7/11 - Present
	Alcentra US, Inc. ++	Vice President - Real Estate	7/11 - Present
	BNY Mellon Capital Markets LLC++	Vice President - Real Estate	7/11 - Present
	Pershing LLC*****	Vice President - Real Estate	7/11 - Present
	The Bank of New York Mellon+	Vice President	12/02 - Present

James Bitetto Secretary	The Dreyfus Family of Funds++	Vice President and Assistant Secretary	8/05 - Present
	MBSC Securities Corporation++	Assistant Secretary	6/07 - Present

	Dreyfus Service Organization, Inc.++	Secretary	8/05 - Present

	The Dreyfus Consumer Credit Corporation++	Vice President	2/02 - 8/10

	Founders Asset Management LLC****	Assistant Secretary	3/09 - 12/09

*	The address of the business so indicated is One Boston Place, Boston, MA 02108.
**	The address of the business so indicated is One Bush Street, Suite 450, San Francisco, CA 94104.
***	The address of the business so indicated is 50 Fremont Street, Suite 3900, San Francisco, CA 94105.
****	The address of the business so indicated is 210 University Blvd., Suite 800, Denver, CO 80206.
*****	The address of the business so indicated is One Wall Street, New York, NY 10286.
+	The address of the business so indicated is One Mellon Bank Center, Pittsburgh, PA 15258.
++	The address of the business so indicated is 200 Park Avenue, New York, NY 10166.
+++	The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144.
++++	The address of the business so indicated is White Clay Center, Route 273, Newark, DE 19711.
+++++	The address of the business so indicated is 4005 Kennett Pike, Greenville, DE 19804.

(b)             Business and Other Connections of Sub-Investment Adviser

Registrant is fulfilling the requirement of this Item 31(b) to provide a list of the officers and directors of Newton, the sub-investment adviser of the Registrant, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by Newton or that firm's officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940 by Newton (SEC File No. 801-42114).

Registrant is fulfilling the requirement of this Item 31(b) to provide a list of the officers and directors of TOBAM, the sub-investment adviser of the Registrant, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by TOBAM or that firm's officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940 by TOBAM (SEC File No. 801-72248).

Item 32.	Principal Underwriters

(a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

1.	Advantage Funds, Inc.
2.	BNY Mellon Funds Trust
3.	CitizensSelect Funds
4.	Dreyfus Appreciation Fund, Inc.
5.	Dreyfus BASIC Money Market Fund, Inc.
6.	Dreyfus Bond Funds, Inc.
7.	Dreyfus Cash Management
8.	Dreyfus Funds, Inc.
9.	The Dreyfus Fund Incorporated
10.	Dreyfus Government Cash Management Funds
11.	Dreyfus Growth and Income Fund, Inc.
12.	Dreyfus Index Funds, Inc.
13.	Dreyfus Institutional Cash Advantage Funds
14.	Dreyfus Institutional Preferred Money Market Funds
15.	Dreyfus Institutional Reserves Funds
16.	Dreyfus Intermediate Municipal Bond Fund, Inc.
17.	Dreyfus International Funds, Inc.
18.	Dreyfus Investment Funds
19.	Dreyfus Investment Grade Funds, Inc.
20.	Dreyfus Investment Portfolios
21.	The Dreyfus/Laurel Funds, Inc.
22.	The Dreyfus/Laurel Funds Trust
23.	The Dreyfus/Laurel Tax-Free Municipal Funds
24.	Dreyfus Liquid Assets, Inc.
25.	Dreyfus Manager Funds I
26.	Dreyfus Manager Funds II
27.	Dreyfus Midcap Index Fund, Inc.
28.	Dreyfus Municipal Bond Opportunity Fund
29.	Dreyfus Municipal Cash Management Plus
30.	Dreyfus Municipal Funds, Inc.
31.	Dreyfus Municipal Money Market Fund, Inc.
32.	Dreyfus New Jersey Municipal Bond Fund, Inc.
33.	Dreyfus New Jersey Municipal Money Market Fund, Inc.
34.	Dreyfus New York AMT-Free Municipal Bond Fund
35.	Dreyfus New York AMT-Free Municipal Money Market Fund
36.	Dreyfus New York Municipal Cash Management
37.	Dreyfus New York Tax Exempt Bond Fund, Inc.
38.	Dreyfus Opportunity Funds
39.	Dreyfus Premier California AMT-Free Municipal Bond Fund, Inc.
40.	Dreyfus Premier GNMA Fund, Inc.
41.	Dreyfus Premier Investment Funds, Inc.
42.	Dreyfus Premier Short-Intermediate Municipal Bond Fund
43.	Dreyfus Premier Worldwide Growth Fund, Inc.
44.	Dreyfus Research Growth Fund, Inc.
45.	Dreyfus State Municipal Bond Funds
46.	Dreyfus Stock Funds
47.	Dreyfus Short-Intermediate Government Fund
48.	The Dreyfus Socially Responsible Growth Fund, Inc.
49.	Dreyfus Stock Index Fund, Inc.
50.	Dreyfus Tax Exempt Cash Management Funds
51.	The Dreyfus Third Century Fund, Inc.
52.	Dreyfus Treasury & Agency Cash Management
53.	Dreyfus Treasury Prime Cash Management
54.	Dreyfus U.S. Treasury Intermediate Term Fund
55.	Dreyfus U.S. Treasury Long Term Fund
56.	Dreyfus 100% U.S. Treasury Money Market Fund
57.	Dreyfus Variable Investment Fund
58.	Dreyfus Worldwide Dollar Money Market Fund, Inc.
59.	General California Municipal Money Market Fund
60.	General Government Securities Money Market Funds, Inc.
61.	General Money Market Fund, Inc.
62.	General Municipal Money Market Funds, Inc.
63.	General New York Municipal Money Market Fund
64.	Strategic Funds, Inc.

(b)

Name and Principal Business Address	Positions and Offices with the Distributor	Positions and Offices with Registrant

Kenneth Bradle**	Chief Executive Officer, President and Director	None
Robert G. Capone****	Executive Vice President and Director	None
J. Charles Cardona*	Chairman of the Board	Executive Vice President (Money Market Funds Only)
Sue Ann Cormack**	Executive Vice President	None
John M. Donaghey***	Executive Vice President and Director	None
Mark A. Keleher*****	Executive Vice President	None
James D. Kohley***	Executive Vice President	None
William H. Maresca**	Executive Vice President and Director	None
Timothy M. McCormick*	Executive Vice President	None
David K. Mossman***	Executive Vice President	None
Christopher D. O'Connor*	Executive Vice President and Director	None
Irene Papadoulis**	Executive Vice President	None
Matthew Perrone**	Executive Vice President	None
Bradley J. Skapyak*	Executive Vice President	President
Bill E. Sappington*	Executive Vice President and Director	None
Gary Pierce*	Chief Financial Officer and Director	None
Tracy Hopkins*	Senior Vice President	None
Mercedes Katz**	Senior Vice President	None
Mary T. Lomasney****	Senior Vice President	None
Barbara A. McCann****	Senior Vice President	None
James D. Muir*	Chief Legal Officer and Secretary	None
Joseph W. Connolly*	Chief Compliance Officer (Investment Advisory Business)	Chief Compliance Officer
Stephen Storen*	Chief Compliance Officer	Anti-Money Laundering Compliance Officer
Matthew D. Connolly*	Vice President and Anti-Money Laundering Officer	None
Maria Georgopoulos*	Vice President – Facilities Management	None
Stewart Rosen*	Vice President – Facilities Management	None
Karin L. Waldmann*	Privacy Officer	None
Gary E. Abbs***	Vice President – Tax	None
Timothy I. Barrett**	Vice President	None
Gina DiChiara*	Vice President	None
Jill Gill*	Vice President	None
Joanne S. Huber***	Vice President – Tax	None
John E. Lane******	Vice President	None
Kathleen Geis******	Vice President	None
Dean M. Steigauf******	Vice President	None
Donna M. Impagliazzo**	Vice President – Compliance	None
Carla R. Wanzer*	Vice President – Compliance	None
Anthony Nunez*	Vice President – Finance	None
Claudine Orloski***	Vice President – Tax	None
William Schalda*	Vice President	None
John Shea*	Vice President – Finance	None
Christopher A. Stallone**	Vice President	None
Susan Verbil*	Vice President – Finance	None
William Verity*	Vice President – Finance	None
James Windels******	Vice President	Treasurer
James Bitetto*	Assistant Secretary	Vice President and Assistant Secretary
Mary Lou Olinski***	Assistant Secretary	None
Barbara J. Parrish***	Assistant Secretary	None
Cristina Rice***	Assistant Secretary	None
Victor R. Siclari***	Assistant Secretary	None

*	Principal business address is 200 Park Avenue, New York, NY 10166.
**	Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.
***	Principal business address is One Mellon Bank Center, Pittsburgh, PA 15258.
****	Principal business address is One Boston Place, Boston, MA 02108.
*****	Principal business address is 50 Fremont Street, Suite 3900, San Francisco, CA 94105.
******	Principal business address is 101 Barclay Street, New York, NY 10286.
*******	Principal business address is 2 Hanson Place, Brooklyn, NY 11217

Item 33.	Location of Accounts and Records

1.	The Bank of New York Mellon
One Wall Street
New York, NY 10286

2.	The Bank of New York Mellon
One Mellon Bank Center
Pittsburgh, PA 15258

3.	BNY Mellon Investment Servicing (US), Inc.
4400 Computer Drive
Westborough, MA 01581

4.	The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 24th day of January, 2014.

DREYFUS BNY MELLON FUNDS, INC.

By:	/s/ Bradley J. Skapyak
	Name:	Bradley J. Skapyak
	Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

	Signatures	Title	Date

	/s/ Bradley J. Skapyak*	President (Principal Executive Officer)	January 24, 2014
Bradley J. Skapyak

	/s/ James Windels*	Treasurer (Principal Financial and Accounting Officer)	January 24, 2014
James Windels

	/s/ Joseph S. DiMartino*	Chairman of the Board	January 24, 2014
Joseph S. DiMartino

	/s/ James M. Fitzgibbons*	Board Member	January 24, 2014
James M. Fitzgibbons

	/s/ Kenneth A. Himmel*	Board Member	January 24, 2014
Kenneth A. Himmel

	/s/ Stephen J. Lockwood*	Board Member	January 24, 2014
Stephen J. Lockwood

	/s/ Roslyn M. Watson*	Board Member	January 24, 2014
Roslyn M. Watson

	/s/ Benaree Pratt Wiley*	Board Member	January 24, 2014
Benaree Pratt Wiley

	/s/ Francine J. Bovich*	Board Member	January 24, 2014
Francine J. Bovich

*BY:	/s/ James Bitetto
James Bitetto Attorney-in-Fact